UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009 - June 30, 2009

Item 1. Reports to Shareholders.

Royce Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce 100 Fund

Royce Discovery Fund

Royce Financial Services Fund

Royce Dividend Value Fund

Royce European
Smaller-Companies Fund

Royce Global Value Fund

Royce SMid-Cap Value Fund

Royce International
Smaller-Companies Fund

Royce Focus Value Fund

Royce Partners Fund
SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

The Royce Funds Selection Guide

Investment Universe
For more than 35 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table below.)

Micro-Cap—Market Caps up to $500 million  The U.S. micro-cap segment consists of approximately 4,000 companies with approximately $400 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion  The U.S. small-cap segment encompasses approximately 1,000 companies with a total capitalization of approximately $1.2 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $10 billion  The U.S. mid-cap segment includes companies with generally more established businesses that attract greater institutional interest and therefore enjoy greater liquidity. Royce focuses primarily on those mid-caps with market caps up to $5 billion, a universe of more than 280 companies with approximately $980 billion in total capitalization.

Foreign Securities  The Funds may also invest in foreign securities to varying degrees. The foreign smaller-company market consists of more than 15,000 companies, of which more than 6,000 are domiciled in Europe.

Portfolio Approach
Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, generally holds relatively smaller positions in a larger number of securities, while a small- and/or mid-cap oriented fund may hold larger positions in a relatively limited number of securities.

Diversified A diversified portfolio at Royce is one that generally holds no less than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited  A limited portfolio at Royce is one that either (i) generally invests in less than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (342 funds as of 6/30/09). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

Current Portfolio Characteristics
Fund	Portfolio Composition (as of 6/30/09)			Portfolio Approach		Volatility (as of 6/30/09)
	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Royce Pennsylvania Mutual		■			■		■

Royce Micro-Cap	■				■			■

Royce Premier		■		■		■

Royce Low-Priced Stock	■	■			■			■

Royce Total Return		■	■		■	■

Royce Heritage		■	■		■			■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Value		■	■	■				■

Royce Value Plus	■	■			■			■

Royce 100		■	■	■			■

Royce Discovery	■			■		■

Royce Financial Services		■	■	■		■

Royce Dividend Value		■	■		■	■

Royce European
Smaller-Companies[1]	■	■		■		—	—	—

Royce Global Value[1]		■		■		—	—	—

Royce SMid-Cap Value[1]		■	■	■		—	—	—

Royce International
Smaller-Companies[1]	■	■			■	—	—	—

Royce Focus Value[1]		■	■	■		—	—	—

Royce Partners[1]		■	■	■		—	—	—

■  Indicates primary portfolio composition. ■ Indicates secondary portfolio composition.
1 Fund does not have three years of history required for calculating volatility score.
Market cap data source: Factset

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Performance and Expenses[1]	Through June 30, 2009

	Average Annual Total Returns					Gross Annual	Net Annual
			10-Year/Since			Operating	Operating
Fund	1-Year	5-Year	Inception (Date)			Expenses	Expenses
Royce Pennsylvania Mutual Fund	-25.79%	0.79%	7.30%			0.91	0.91

Royce Micro-Cap Fund	-22.82	2.66	9.81			1.69	1.69

Royce Premier Fund	-24.93	4.05	8.96			1.16	1.16

Royce Low-Priced Stock Fund	-23.71	1.42	9.18			1.60	1.49

Royce Total Return Fund	-24.45	-0.06	6.36			1.19	1.19

Royce Heritage Fund	-14.01	2.43	8.51			1.52	1.52

Royce Opportunity Fund	-27.10	-2.84	7.94			1.23	1.23

Royce Special Equity Fund	-5.33	1.56	8.84			1.15	1.15

Royce Value Fund	-29.70	4.43	8.90		6/14/01	1.46	1.46

Royce Value Plus Fund	-25.77	1.48	10.78		6/14/01	1.48	1.48

Royce 100 Fund	-15.30	4.48	7.74		6/30/03	1.57	1.49

Royce Discovery Fund	-18.03	-2.27	1.12		10/3/03	3.33	1.49

Royce Financial Services Fund	-15.14	2.27	2.25		12/31/03	2.20	1.74

Royce Dividend Value Fund	-19.94	1.99	2.05		5/3/04	2.72	1.70

Royce European
Smaller-Companies Fund	-30.70	n.a.	-14.91		12/29/06	3.52	1.79

Royce Global Value Fund	-30.48	n.a.	-6.58		12/29/06	2.27	2.02

Royce SMid-Cap Value Fund	-24.94	n.a.	-15.14		9/28/07	1.76	1.49

Royce International
Smaller-Companies Fund	-16.50	n.a.	-16.50		6/30/08	3.75	1.73

Royce Focus Value Fund	n.a.	n.a.	28.00	[1]	2/27/09	1.75	1.49

Royce Partners Fund	n.a.	n.a.	2.60	[1]	4/27/09	1.75	1.49

Russell 2000	-25.01	-1.71	2.38			n.a.	n.a.

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended 6/30/09 was 14.68%.

Important Performance, Expense and Risk Information
 All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee (2% in the case of Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds) payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 14-53, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Shares of the Fund’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Fund’s oldest Class and include management fees, 12b-1 distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses other than acquired fund fees and expenses through April 30, 2010 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for the Service Class of Royce Low-Priced Stock, 100, Discovery, Financial Services, Dividend Value and SMid-Cap Value Funds and 1.69% for Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses other than acquired fund fees and expenses through April 30, 2019 to the extent necessary to limit total net annual operating expenses to no more than 1.99% for the Service Class of Royce Discovery, Dividend Value, European Smaller-Companies and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2012 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for the Service Class of Royce Focus Value and Partners Funds. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

1Not annualized

2  |  This page is not part of the 2009 Semiannual Report to Shareholders

Letter to Our Shareholders

Simple Twist of Fate

It was one year ago that, taking a cue from a Bob Dylan song, we wrote that something significant was happening in the markets, but the nature and degree of the event had not yet become clear. The intervening 12 months have certainly clarified things, in about as painful and destructive a fashion as possible from an investment standpoint. Back in March 2008, the fall of Bear Stearns was initially hoped to be, with fingers crossed in one hand and the other knocking on wood, an isolated, anomalous event. It took a few months, but the ongoing implosion of the subprime mortgage market sent shock waves throughout the global financial system. A significant correction in housing prices probably would have created some thorny economic problems in and of itself, but as fate would have it, many of these ill-awarded mortgages were securitized, packaged, ‘tranched’ and traded in a dizzying array of complicated arrangements that may never be completely understood. And once September rolled around, the once-slow pace of decline picked up so quickly that matters barely had time to escalate from bad to disastrous.
     The subprime fallout hit the markets with its most devastating blows less than one year ago, though it seems much further away in time, perhaps because so much trouble arrived

Lacking the fatalism that has characterized many observers’ forecasts for the economy and the stock market, we believe in the cyclicality of markets and the resourcefulness of our economy, both of which should be factors in the next year as we make our way by fits and starts to better days.

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What do people do when they buy
stocks? What are their motives and
expectations? These may seem like odd,
or at least very simple, questions, but
we think that they are worth asking in
pursuit of a larger, more important
point. After all, myriad factors can
lead a company’s stock price to higher
levels—increased demand for the
company’s existing products and/or
services, a rapidly expanding business,
a higher public profile, an innovative
new product, etc. But none of these
events ensures that the share-price
gains will last. To us, the critical
question is, what kind of companies are
most likely to experience a sustainable
increase in their business value, and
thus an increase in share price?

As long-term investors with a
disciplined value approach, we are
therefore less concerned with what
may or may not make a stock price
climb, particularly in the short run.
Short-term gains for our portfolio
holdings are always welcome, but our
focus is on identifying companies
capable of long-term success as both
businesses and stocks. There are
several methods that we use to try to
determine this. The first critical step
entails a close examination of a
company’s financial profile and

Continued on page 6...	Letter to Our Shareholders

so quickly and perhaps because so many other significant events—a deep recession, an ensuing credit crisis, a presidential election, the bankruptcy of two of the three major American automakers, two ongoing wars, and unrest and agitation in Iran—were occurring as the financial crisis was unfolding. As of this writing, we have seen the small-cap stock market go from a stumble to a near-collapse to a short-term (and hopefully more lasting) recovery in the space of a little less than two years, with the most eventful action coming between September 2008 and the present.
     The pertinent questions are: How long can the nascent bull market last? Has the economy stabilized to the point that a sustainable recovery is just a matter of time? Will economic improvement arrive in time to prevent the recurrence of a stock market swoon? Will the federal government’s stimulus package have a tangibly positive effect on growth? For each question, the answer, unfortunately, is not ‘blowin’ in the wind’, or anywhere else for that matter. One need only look at the intensity of the debates over economic ‘green shoots’ and the question of whether they presage genuine resurgence or are simply anomalous occurrences in a still contracting economy. Our own take, about which we have more to say later in this letter, is guardedly optimistic. However, before moving on we wish to point out that our long-term perspective allows us some measure of distance from the heat of these debates. Lacking the fatalism that has characterized many observers’ forecasts for the economy and the stock market, we believe in the cyclicality of markets and the resourcefulness of our economy, both of which should be factors in the next year as we make our way by fits and starts to better days.

Modern Times

As for those days most recently passed, they were definitely better, as the market spent much of the period from March through June rallying from the worrisome depths it had tested in the fall and winter months. The better days began after the most recent market trough on March 9 and continued mostly unimpeded through the end of June, though there were notable sell-offs, particularly late in June and early in July. However, even the most fatalistic observer was likely cheered by the year-to-date results for the major equity indices: The small-cap Russell 2000 was up 2.6% through June 30, 2009, while the large-cap S&P 500 gained 3.2%, the more tech-laden Nasdaq Composite shot up 16.4% and the global MSCI EAFE (Europe, Australasia and Far East) rose 8.0%.
      As the date of the recent market bottom indicates, the first half of 2009 offered the worst of the recent bear market and the sparkling hope of a new, more bullish era, all within a compact six months. During the first quarter, the Russell 2000 was down 15.0%, the S&P 500 fell 11.0%, the Nasdaq Composite slipped “only” 3.1% and the MSCI EAFE sagged 13.9%. It should be remembered that these results included the beginning of the recent rally, more than three weeks’ worth of mostly rising stock prices that closed out the quarter

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and saw each index posting positive double-digit returns from March 9 through March 31, 2009. That the rally then took up almost the entire second quarter was thus a more than welcome development, especially as results for the four indices referenced above represented the largest respective quarterly advances since the second quarter of 2003. Yet we are still a long way from celebration. For the periods ended June 30, 2009, one-year and three-year average annual returns for all four indices remained negative, and only the MSCI EAFE managed a positive performance for the five year period.

In such a volatile environment, the question of where market leadership will next reside remains an open one, as does the question of how long any such leadership period is likely to last.
     Market leadership remains unclear. Consider the following: The Russell 2000 trailed the S&P 500 in the first quarter, outperformed in the second quarter, but remained behind its large-cap counterpart for the year-to-date period ended June 30, 2009. The small-cap index led its large-cap sibling for the one-year period through the end of June, trailed in the three-year period, and led in the five- and 10-year periods. Small-cap stocks also significantly outperformed large-caps for the decade-to-date period, with the Russell 2000 gaining 14.0% versus the S&P 500’s decline of 25.9% from December 31, 1999 through June 30, 2009. With dramatic and well-defined bear and bull periods over the last two years, none of us needs a reminder that market volatility has been very much the norm. However, we think that another important example of its omnipresence can be seen in the near-regular rotation of small- and large-cap leadership over recent shorter-term calendar-based periods. In such an environment, the question of where market leadership will next reside remains an open one, as does the question of how long any such leadership period is likely to last.

It Takes Growth to Laugh, It Takes Value to Cry

Within the small-cap universe, the current leadership issue is more than settled. Small-cap growth, as measured by the Russell 2000 Growth index, remained in the top spot over small-cap value, as measured by the Russell 2000 Value index. For the year-to-date period ended June 30, 2009, the Russell 2000 Growth index gained 11.4%, while the Russell 2000 Value index fell 5.2%. Both small-cap indices enjoyed robust results in the second quarter, but the Russell 2000 Value index’s 18.0% gain trailed its growth counterpart’s 23.4% return, so the turn in the tide of stock prices did little to help the small-cap value index to narrow the performance gap. Small-cap growth first gained its advantage in 2009 by outperforming in the bearish first quarter, down 9.7% compared to a decline of 19.6% for small-cap value, which marked the third consecutive quarter in which small-cap growth fared better than small-cap value in a negative return period. (However, at the end of 2008, small-cap value held a slender lead over growth from the small-cap peak on July 13, 2007, the official start of the small-cap bear market.) In a curious twist of fate, then, the small-cap growth index has solidified its leadership position in large part by defying its historical norm of trailing small-cap value in down markets.

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history. We search for evidence of
our definition of quality—a strong
balance sheet, a history of solid
earnings, the ability to generate
positive cash flow and high returns on
invested capital. While it’s true that a
company possessing each of these
qualities is hardly guaranteed positive
stock performance (as returns for our
Funds in 2008 made painfully clear),
we think that businesses with these
characteristics are most likely to be
solid, if not strong, performers over
long-term time horizons.

Another route is of particular
significance to us, though it may at
first seem counterintuitive: A company
can achieve an attractive long-term
record by losing less during economic
or market downturns. Our years of
research bear out that those attributes
that we value so highly can help a firm
to weather these storms—profitable
companies with low debt and plentiful
cash have historically been stalwarts
in poor markets and/or economies (the
recent bear market notwithstanding).

In other words, we are seeking great
companies, not just great stocks.
At first, this may appear to be a
distinction without a difference, but
the difference is very real to us
because we see ourselves as business
buyers. We have always taken very
seriously the simple truth that when
one buys even one share of stock,
one becomes a stakeholder in a
business. This is why our approach
generally requires developing a deep
understanding of what a company
does and how it operates. In addition

Continued on page 8...

Letter to Our Shareholders

       The Russell 2000 Growth index also beat its small-cap value counterpart for the one-, three- and five-year periods ended June 30, 2009. Over longer-term periods, small-cap value held sway, thanks to an earlier period of long-term leadership. The end of 2006 marked the end of an extended span of small-cap value outperformance. In each of the first seven years of the current decade, small-cap value underperformed small-cap growth only once, in 2003, and by a slight margin. These years of often-decisive performance advantages helped the Russell 2000 Value index to outpace the small-cap growth index for the 10-, 15-, 20- and 25-year periods ended June 30, 2009.
       As longstanding believers in reversion to the mean, we thought it likely that this long period of outperformance for small-cap value was likely to be succeeded by a strong turn for small-cap growth when the small-cap market cycle that began in March 9, 2000 came to an end, which happened in July 2007. For the periods ended June 30, 2009, the Russell 2000 Growth index outpaced its value sibling from the small-cap peak on July 13, 2007 (-35.2% versus -42.5%) and from the small-cap market low on March 9, 2009 (+49.9% versus +47.9%). We were not surprised to see small-cap growth hold an advantage throughout the recent bear market or thus far in the rally. As much as outperformance in both an up and a down market, even over a short-term period, is a convincing measure of leadership, the current volatile condition of the market makes small-cap growth’s ongoing dominance an uncertain proposition at best.

Don’t Think Twice, It’s All Right

We were more than happy to see The Royce Funds collectively bounce back with solid to very strong performances during the first six months of 2009, particularly after most endured the worst returns in their respective histories in 2008. The fact that all but three portfolios outperformed their respective benchmarks made 2009’s first-half results that much sweeter. (And those three underperformers—Royce European Smaller Companies, SMid-Cap Value and International Smaller-Companies Funds—each turned in strong absolute performances, which is of greater importance to us.) Even more pleasing was the fact that most Funds’ year-to-date returns were a combination of strong relative performance in the downturn between January and the small-cap low on March 9, followed by equally strong results in the rally that lasted almost through the end of June. Losing less in poor markets has often been a historical hallmark of our management, and we welcomed its return, even in a short-term time frame.
       The rally benefitted stocks across all asset and style categories, though it gave the strongest boost to non-dividend paying companies, those without earnings and low-priced stocks. The latter group was especially compelling because companies whose share prices had hit single digits needed very little to score large percentage-point gains. At Royce, we do a lot of work in the low-priced area—and not only in Royce Low-Priced-Stock Fund. While our search is for quality smaller companies that have fallen on hard

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times, many other investors seemed to be focused on momentum. For the portfolios taken as a whole, net gains could be found in several industry groups, even some of those in the beleaguered consumer and financial sectors. Some of the most significant net gains were in the Natural Resources and Technology sectors, with the latter enjoying the most striking rebound.

Things Have Changed

The significant question, of course, is what happens next? Late June and early July saw just enough selling for many observers to be convinced that the rally might have breathed its last, at least until more compelling evidence of a growing economy surfaces. Our own take is that the first phase of the bull market is probably complete. The rally that began in March was characterized by dynamic, double-digit returns, and stocks of all sizes in nearly all sectors and industries benefiting greatly. Around the middle of June, the market fell

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to our discussions with a company’s
management, we often speak to
suppliers, customers and competitors
in order to expand our knowledge of
the company.

To be sure, we buy stocks to make
money, but the means to that sought-
after end are very specific. We are
looking for the happy marriage of
a strong financial profile with a
wonderful business that we think we
know well. This necessitates a
commitment to a disciplined process,
one that demands we know as much
about these businesses as we possibly
can. It involves making an investment
in a business as if we were purchasing
the entire company, as if we were
owners, because, after all, that is
what we become when we buy stocks.

Letter to Our Shareholders

into a corrective period, almost as if it were catching its breath after the wild run-up of stock prices. This period could last for another few months or could be over by the time this Semiannual Review and Report is being read. We would expect an overall modest decline in the range of 10%-15%, regardless of the time frame. We also expect the next phase in the current cycle to be different—still bullish, but with returns that will not be as lofty. It seems to us we will see more historically typical performance patterns, frequent sector and industry rotation and greater discrimination on the part of investors for quality companies.We also feel confident that stocks of higher quality companies—those with solid earnings, high returns on invested capital and/or that pay dividends—should take the lead in the next bull phase.
     Our reasoning is that enough investors should begin to focus on company quality now that the period of momentum-driven results appears to be behind us and a recovering economy in front of us, though no one knows how far ahead it lies. Recent selling has been driven more by fundamentals than liquidity, which is a good sign for the stability of equities as a whole. Without the sense of panic that was so prevalent in the last four months of 2008, investors would be free to think more about factors such as risk, long-term performance and sustainable growth. In such a setting, we think that quality stocks would do well across virtually all asset classes and in all industries where they can be found. So we may see, for example, small-cap leadership for a short time, then a period of large-cap outperformance, etc. However, quality is likely to be a lingering presence—a constant in a solid bull market that should otherwise see regular rotations in leadership.

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Beyond Here Lies...

The economy is the elephant in the room. The recent rally was fueled in large part by investors’ expectations of an economic recovery that, perhaps needless to say, has thus far not materialized. We suspect that some investors may have confused economic stabilization with economic recovery, something that surely helped the prices of certain stocks to run ahead of what their fundamentals might suggest, which in part explains why the rally lost steam in June. From an equity investor’s standpoint, economic recovery is necessary for the market’s bullish moves to be sustained. Rancorous debate about where the economy is and where it is going will continue. There will be plenty of disappointment and cynicism, as well as an ample supply of naysayers braying along the road to economic recovery, which we think will proceed slowly, at times at a pace of two steps forward one step back, to the point that within a year a recovery should be well under way. We do not think that it will be as driven by consumer spending, but instead will be led by revived industrial activity, natural resources and perhaps even financial services. Consumer activity will still play an important role, but we expect consumer spending to account for far less of GDP than it did prior to the recession, which will be a positive development.
      We look forward to the next several months and even more so to the next three to five years. Our own confidence about the economy and the equity markets is tempered by the fact that ‘less bad’ does not equate to ‘good.’ We suspect that the next round of concerns will center on the pace of improvement rather than the question of its existence, which seems to dominate economic discussions as of this writing. Yet the current mood, part of which we have just described and which seems to shift from optimism to pessimism and back again, often in the space of a single day, is infinitely preferable to the panic and capitulation that made last fall and winter so chilling. This is the kind of incremental, at times imperceptible, progress that we expect the economy to make. The market’s moves, far easier to track, will be less subtle, but both should be moving, however slowly, to a far better place.
Quality is likely to be a lingering presence—a constant in a solid bull market that should otherwise see regular rotations in leadership.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2009

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down periods.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. The market cycle that began on 7/13/07 has so far favored small-cap growth over small-cap value.

Peak-to-Peak
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. All Royce Funds then in existence held a performance advantage over the Russell 2000. Interestingly, our most conservatively managed offering, Royce Special Equity Fund (+227.4%) was our best performer, followed by our flagship, Royce Pennsylvania Mutual Fund (+207.1%). However, each Royce Fund provided a significant edge over the Russell 2000 during the full market cycle.

Peak-to-Current
During the difficult, volatile period ended 6/30/09, both value and growth posted similarly negative returns. Events in the financial markets immediately preceding the end of 2008’s third quarter caused the Russell 2000 to decline significantly. After a brief rally at the end of 2008, the index continued its fall, dropping it to a cyclical low on 3/9/09. Since then the index recovered significantly, gaining 48.9% from 3/9/09 through 6/30/09.

Led by our more risk-averse funds, 11 of 13 Royce Funds outperformed the Russell 2000 during the decline. Some what surprisingly, 8 out of 13 Royce Funds outperformed the index during the recent rally from the March 9, 2009 low through June 30, 2009, with our most quality-focused funds trailing the index the most during this strong up market.

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to-Peak 3/9/00-7/13/07	Peak-to-Trough 7/13/07-3/9/09	Trough-to-Current 3/9/09-6/30/09

Russell 2000	54.9%	-54.1	48.9%

Russell 2000 Value	189.5	-61.1	47.9

Russell 2000 Growth	-14.8	-56.8	49.9

Royce Pennsylvania Mutual	207.1	-57.0	49.0

Royce Micro-Cap	197.4	-56.2	56.6

Royce Premier	198.1	-49.0	45.8

Royce Low-Priced Stock	199.0	-55.9	52.9

Royce Total Return	193.9	-54.2	42.3

Royce Heritage	150.4	-56.6	60.6

Royce Opportunity	191.8	-69.2	77.1

Royce Special Equity	227.4	-42.7	39.0

Royce Value	n.a.	-54.2	45.9

Royce Value Plus	n.a.	-58.9	47.7

Royce 100	n.a.	-49.7	49.4

Royce Discovery	n.a.	-58.7	53.9

Royce Dividend Value	n.a.	-53.1	49.2

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks.

10 | This page is not part of the 2009 Semiannual Report to Shareholders

Fund Focus

Micro-Cap Mania

Volatile. Vulnerable. Too illiquid. Highly speculative. Under-followed. Immature businesses or fallen companies. Not a genuine asset category.
     Back in the 1970s, we grew accustomed to hearing small-cap stocks described, at times even dismissed, in these terms. The conventional wisdom at the time held that small-cap was best suited to a high-risk, high-reward, typically short-term, strategy, and suited for little else. We were part of an adventurous and dedicated minority that insisted small-cap held plenty of stable, well-managed names with sterling financial characteristics and terrific prospects for long-term growth. Yet small-cap still had at least a couple of decades to go before gaining an appreciable level of institutional recognition as a professional asset class.
     Interestingly, this growing acceptance occurred around the same time that significant changes began to take place within small cap in the early ’90s. The more sizeable small-cap companies—an area that we now define as those companies with market capitalizations from $500 million to $2.5 billion—began to act more along the lines of their larger siblings in mid-cap and large-cap, with more mature businesses, greater trading volumes and fewer liquidity issues.

However, most of what constitutes the world of small-cap—then and now—still lurks beneath, as it were, this market cap range. The area that we have been calling micro-cap since the early ’90s, the one that we currently define as those companies with market capitalizations up to $500 million, still behaves as small-cap once did. Trading volumes are often thin, liquidity issues exist, and the businesses generally offer a mix of newer, entrepreneurial companies and those whose shareholders have fled in the wake of serious operational or managerial trouble. So while many see an asset class to be avoided at all costs, we see a world teeming with potential opportunity. What keeps us active and enthusiastic micro-cap investors are the very attributes that helped to first draw us to small-cap investing more than 35 years ago.
      Arguably the most dynamic locale in the equity marketplace, micro-cap contains the lion’s share of companies offering new products and services and also often serves as the launching pad for significant reclamation projects initiated by talented and ambitious new management teams as they seek to make tattered companies whole again.
      In Royce Micro-Cap Fund (RMC), we look for what we believe are the best values in this large (approximately 4,000 companies as of June 30, 2009), diverse and vibrant sector. Portfolio Manager Jenifer Taylor focuses on companies with strong balance sheets, high returns on invested capital and the ability to generate free cash flow (the same basic approach that we use in most other Royce-managed portfolios). Jenifer joined Royce in 2000 as an Analyst with an extensive background in small-cap and micro-cap stocks. She began to work with Whitney George on the Fund shortly after her arrival and became RMC’s assistant portfolio manager in 2004. She began to co-manage the Fund with Whitney in 2006 before becoming primary portfolio manager in 2009.
      In an effort to manage risk and reduce the inherent volatility of the asset class, Jenifer keeps the Fund diversified—it held 204 positions as of June 30, 2009. These efforts are critical. In spite of the asset class’s creeping professionalization—Russell now sponsors not just a micro-cap index, but micro-cap value and growth indices as well—Jenifer and our other portfolio managers agree that micro-cap is likely to remain a domain of limited appeal and does not appear to be destined for the higher level of efficiency achieved by its larger small-cap siblings any time soon. Owing to our long-term success with micro-cap stocks, we wouldn’t want it any other way.

Arguably the most dynamic locale in the equity market place, micro-cap contains the lion’s share of companies offering new products and services and also often serves as the launching pad for significant reclamation projects initiated by talented and ambitious new management teams as they seek to make tattered companies whole again.

Important Disclosure Information
The Fund invests primarily in micro-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (Please see “Primary Risks for Fund Investors” in the prospectus). Please see pages 16-17 for recent performance and portfolio information on Royce Micro-Cap Fund. Please read the Prospectus carefully before investing or sending money.

This page is not part of the 2009 Semiannual Report to Shareholders | 11

Online Update

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12 | This page is not part of the 2009 Semiannual Report to Shareholders

The Royce Funds 2009 Semiannual Report to Shareholders | 13

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			8.21%

One-Year			-25.79

Three-Year			-7.78

Five-Year			0.79

10-Year			7.30

20-Year			9.11

25-Year			10.61

35-Year			14.68

ANNUAL EXPENSE RATIO

Operating Expenses			0.91%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2008	-34.8%	2000	18.4%

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

2003	40.3	1995	18.7

2002	-9.2	1994	-0.7

2001	18.4	1993	11.3

TOP 10 POSITIONS % of Net Assets

Agnico-Eagle Mines			1.0%

Ensign Energy Services			0.9

Federated Investors Cl. B			0.9

Oil States International			0.8

Ritchie Bros. Auctioneers			0.8

SEI Investments			0.8

AllianceBernstein Holding L.P.			0.8

Waddell & Reed Financial Cl. A			0.7

Simpson Manufacturing			0.7

Copart			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			17.2%

Industrial Services			15.5

Industrial Products			13.9

Natural Resources			11.4

Financial Intermediaries			8.5

Financial Services			8.0

Consumer Products			7.2

Health			6.7

Consumer Services			5.8

Miscellaneous			1.8

Cash and Cash Equivalents			4.0

Royce Pennsylvania Mutual Fund

Manager’s Discussion

The recent rally formed a tide that lifted most boats in the sea of equities, including our flagship, Royce Pennsylvania Mutual Fund (PMF). For the year-to-date period ended 6/30/09, the Fund gained 8.2%, outpacing its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. After PMF both posted a dismal absolute performance and lagged its small-cap benchmark in 2008, we were very pleased to see such a strong rebound in 2009’s first half. Especially gratifying was PMF’s solid relative showing in the bearish first quarter, a period in which the Fund was down 12.0%, while the Russell 2000 fell 15.0%. During the second quarter, when stock prices rose precipitously, PMF held its advantage with a 22.9% gain, compared to its benchmark’s increase of 20.7%.
      The recent rally began on 3/9/09, just before the end of the first quarter. From that small-cap low through 6/30/09, PMF narrowly outpaced the Russell 2000, up 49.0% versus 48.9%. This welcome short-term news would be far less encouraging if recent quarterly and short-term upswing performances had not helped the Fund move past its benchmark in the current bear market cycle. From the most recent small-cap market peak on 7/13/07 through 6/30/09, PMF was down 35.9% compared to a decline of 38.8% for the Russell 2000. Negative performance is always disappointing on an absolute basis, but we were nonetheless encouraged by the Fund’s results thus far in the current cycle.

      While PMF trailed the Russell 2000 for the one-year period ended 6/30/09, the Fund was ahead of its benchmark for other long-term periods. From the previous small-cap market peak on 3/9/00 through 6/30/09, PMF gained 96.8% versus a decline of 5.2% for the Russell 2000. The Fund also outperformed the small-cap index for the three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/09. PMF’s average annual total return for the 35-year period was 14.7%. We remain very proud of the Fund’s long-term record.
      Only two of the Fund’s equity sectors finished the first half in negative territory. Of those with net gains, Technology, Consumer Services, Financial Services, Natural Resources and Consumer Products had the most significant positive impact on performance through the end of June. Technology holdings were particularly strong as a group, as tech stocks in general enjoyed both a relatively better first quarter—that is, they tended to lose less than the market as a whole—and a stronger second quarter. Solid results could be found in all but two of the
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Waddell & Reed Financial Cl. A	0.45%

Diodes	0.40

Federated Investors Cl. B	0.38

Dress Barn (The)	0.32

Ensign Energy Services	0.31

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

             14  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

sector’s industry groups and were for the most part spread among a number of holdings. Diodes, a maker of semiconductors used in the communications, computing, consumer electronics, industrial, and automotive industries, was the top performer in the sector.
     The retail stores industry, part of the Consumer Services sector, was the Fund’s best-performing group. Our thought going back to the middle of 2008 was that businesses with sufficient financial strength and savvy management were best-positioned to survive what promises to remain a very challenging industry in the years ahead. We have thus been quite picky about our selections. We have held The Dress Barn in PMF’s portfolio off and on since 1990. After revising earnings guidance in January 2009, its stock continued to suffer. Trading actively while still holding a large stake, we believed that the company’s business plans, which included the acquisition of Tween Brands in June, were a smart move for the long term. Its recent earnings were inconsistent, but mostly positive. The company’s ability to endure in an awful environment for retailers seemed to attract investors. First buying shares in 1993, we have held The Buckle in the portfolio continuously since 2001. The company has been defying the odds throughout the recession with positive earnings. Its price cooled a bit in May as growth slowed, but we continue to hold a good-sized position in the belief that companies such as The Buckle and The Dress Barn still represent solid value and promising prospects.

     Two of the Fund’s top performers were asset management businesses—Waddell & Reed Financial and Federated Investors—an area that we think we know well and in which we see strong potential going forward. Like retail stores, it was an industry battered in the downturn, and stocks began to recover earlier in 2009. We were happy to hold good-sized position in both companies at the end of June, though we sold some shares in each stock as prices climbed. We were hopeful, but not as confident as we would ideally like to be, in the long-term prospects for Endo Pharmaceuticals Holdings as it tries to transition out of its pain management specialty into other drugs, primarily through a series of acquisitions engineered by management that came on board more than a year ago. Its share price was hurt in part due to patent worries over its biggest-selling product and concerns about the possibly deleterious longterm effects of acetaminophen present in its second largest. An earnings miss and a dilutive convertible bond offering both helped to capsize the stock price of Comtech Telecommunications, which makes satellite tracking and other specialized communications products. We like its balance sheet and see considerable long-term potential.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Endo Pharmaceuticals Holdings	-0.33%

Comtech Telecommunications	-0.32

BOK Financial	-0.31

Lincoln Electric Holdings	-0.31

Pason Systems	-0.29

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,157 million

	Weighted Average P/E Ratio**	14.5x

	Weighted Average P/B Ratio	1.6x

	Weighted Average Portfolio Yield	1.1%

	U.S. Investments (% of Net Assets)	92.4%

	Non-U.S. Investments (% of Net Assets)	3.6%

	Fund Net Assets	$3,536 million

	Turnover Rate	11%

	Number of Holdings	561

	Symbol
	Investment Class	PENNX
	Service Class	RYPFX
	Consultant Class	RYPCX
	R Class	RPMRX
	K Class	RPMKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

	PMF	Category Median	Best Quartile Breakpoint

Standard Deviation	20.28	20.39	19.38

Beta	1.21	1.20	1.14

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  15

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			21.61%

One-Year			-22.82

Three-Year			-5.62

Five-Year			2.66

10-Year			9.81

15-Year			10.62

Since Inception (12/31/91)			11.94

ANNUAL EXPENSE RATIO

Operating Expenses			1.69%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2008	-40.9%	2000	16.7%

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

2002	-13.4	1994	3.6

2001	23.1	1993	23.7

TOP 10 POSITIONS % of Net Assets

Atlantic Tele-Network			1.4%

Olympic Steel			1.3

Allied Nevada Gold			1.1

Kennedy-Wilson			1.1

Patriot Transportation Holding			1.1

Cavco Industries			1.0

Fronteer Development Group			1.0

Anaren			1.0

Semperit AG Holding			1.0

TTM Technologies			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			16.2%

Technology			14.9

Industrial Services			13.3

Industrial Products			11.0

Health			10.5

Consumer Products			8.0

Consumer Services			5.4

Financial Intermediaries			4.3

Financial Services			3.7

Miscellaneous			3.1

Preferred Stock			0.5

Cash and Cash Equivalents			9.1

Royce Micro-Cap Fund

Manager’s Discussion

If not for the stubborn and unfortunate fact that we are still in a bear market, recent performance for Royce Micro-Cap Fund (RMC) would be nothing less than spectacular. As things stand, we will settle for ‘encouraging.’ The Fund gained 21.6% for the year-to-date period ended 6/30/09, well ahead of its small-cap benchmark, the Russell 2000, which was up 2.6%, and the Russell Microcap index, which rose 6.0%, for the same period. The Fund’s first-half outperformance was a near-ideal combination of a strong relative showing in the first-quarter downturn and a terrific absolute and relative result in the second-quarter upswing. RMC lost 6.9% in the opening quarter of 2009, compared to respective declines of 15.0% and 15.2% for the Russell 2000 and Russell Microcap indices. When stock prices rose in the second quarter, the Fund was up an impressive 30.7% versus a gain of 20.7% for its small-cap benchmark and 25.0% for the micro-cap index.
      The Fund also showed much-improved relative returns in the recent market cycle. First, in the rally that began following the small-cap low on 3/9/09 through 6/30/09, RMC was up 55.8% versus gains of 48.9% for the Russell 2000 and 54.6% for the Russell Microcap index. For the market cycle period that began with the most recent small-cap peak on 7/13/07 (and thus marked the beginning of the current bear market) through 6/30/09, RMC fell 31.7%, again outperforming its benchmark, which lost 38.8%, and the micro-cap index, which declined 44.7%. As welcome as the bullish period was, we were even more pleased to see the Fund lose less than its benchmark through the first two-plus months of 2009.

      Over longer-term periods, the news remained positive. From the previous small-cap market peak on 3/9/00 through 6/30/09, RMC handily outpaced the Russell 2000, up 103.1% versus a loss of 5.2%. (Data for the Russell Microcap index only goes back to 2002.) Similarly, the Fund was ahead of its benchmark during the most recently completed small-cap market cycle, which ran from 3/9/00 through 7/13/07, a period in which RMC rose 197.4% while the Russell 2000 was up 54.9%. The Fund’s strong market cycle returns were a critical factor in beating its benchmark for the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 6/30/09. RMC’s average annual total return since inception was 11.9%.
      Technology and Natural Resources, the Fund’s two largest sectors at the end of June, also made the most significant positive contributions to performance in the first half. Within
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Fuqi International	1.25%

Stein Mart	0.83

Buckle (The)	0.72

Allied Nevada Gold	0.68

Sipef	0.65

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             16  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

Natural Resources, precious metals and mining dominated, the result of stable or rising commodity prices and a decline in the costs of mining. There was also greater access to capital, as improved commodity prices seemed to make financing easier to obtain. Each of these factors played a role in the mostly rising share prices of several mining stocks in the portfolio, including Allied Nevada Gold, Fronteer Development Group, U.S. Gold and Silvercorp Metals. We liked the ongoing prospects for the industry and also thought that, first-half gains notwithstanding, several holdings still had ample room for growth. Allied Nevada Gold and Fronteer Development Group were top-ten positions at the end of June, while Silvercorp Metals was the Fund’s eleventh largest holding. Net gains in the Technology sector were mostly clustered in three industries—semiconductors and equipment, telecommunications, and components and systems. Its low-debt balance sheet and attractive niche first drew us to STEC, which addresses solid state drives (SSD) to store computer data. A long series of trials at last yielded results; its new SSDs store data faster and more effectively ahead of its competitors. Its price went beyond our sell targets as its sales prospects began to rise, prompting us to sell our shares between March and May.
      Few areas of the market held lower expectations heading into 2009 than consumer stocks. Rocked hard throughout the bear market, they were also subject to grim forecasts about how little consumers across the globe would be spending as the recession worked its way through. In part because most consumer stocks were (at least in our view) wildly oversold into early 2009 and in part because several businesses reported results in 2009 that, while not quite good, were far from disastrous, many rallied in the first half. Fuqi International designs and sells precious metal jewelry in China. Its recent earnings were actually both positive and better than expected, which drove its share price to lofty heights. We reduced our position substantially in June. We also trimmed our stake in clothing and accessories retailer The Buckle and sold shares in fashion merchandiser Stein Mart as their stock prices climbed. Media company Journal Communications proved a disappointment in a market where we saw what we deemed sounder long-term opportunity elsewhere, so we sold our shares in March. Key Technology makes process automation systems that integrate electrooptical inspection and sorting, specialized conveying, and product preparation equipment. Its business and share price have been hurt by the recession, but we like its balance sheet and its prospects, especially as it seeks to introduce its products into the pharmaceutical industry.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Journal Communications Cl. A	-0.65%

Key Technology	-0.60

LaCrosse Footwear	-0.39

Dyax Corporation	-0.27

BB Holdings	-0.27

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$255 million

	Weighted Average P/B Ratio	1.3x

	Weighted Average Portfolio Yield	2.0%

	U.S. Investments (% of Net Assets)	66.7%

	Non-U.S. Investments (% of Net Assets)	24.2%

	Fund Net Assets	$742 million

	Turnover Rate	21%

	Number of Holdings	204

	Symbol
	Investment Class	RYOTX
	Service Class	RMCFX
	Consultant Class	RYMCX

*Geometrically calculated

MORNINGSTAR STATISTICAL MEASURES*

	RMC	Category Median	Best Quartile Breakpoint

Standard Deviation	20.66	21.63	20.11

Beta	1.17	1.24	1.17

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 35 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

The Royce Funds 2009 Semiannual Report to Shareholders  |  17

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			8.91%

One-Year			-24.93

Three-Year			-3.01

Five-Year			4.05

10-Year			8.96

15-Year			10.70

Since Inception (12/31/91)			11.11

ANNUAL EXPENSE RATIO

Operating Expenses			1.16%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2008	-28.3%	2000	17.1%

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

2002	-7.8	1994	3.3

2001	9.6	1993	19.0

TOP 10 POSITIONS % of Net Assets

Sims Metal Management ADR			2.8%

Ensign Energy Services			2.7

Fossil			2.5

Reliance Steel & Aluminum			2.4

Ritchie Bros. Auctioneers			2.3

Lincoln Electric Holdings			2.3

Alleghany Corporation			2.3

Pan American Silver			2.2

Unit Corporation			2.1

Schnitzer Steel Industries Cl. A			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			20.9%

Technology			16.2

Natural Resources			14.4

Consumer Products			11.5

Industrial Services			11.5

Financial Intermediaries			7.9

Health			5.4

Financial Services			4.5

Miscellaneous			1.0

Cash and Cash Equivalents			6.7

Royce Premier Fund

Manager’s Discussion

Although the recent stock market rally showed most of its favor to lower-quality issues, that did not prevent a strong performance for the limited portfolio of Royce Premier Fund (RPR), which contains what we believe are high-quality small-cap stocks. The Fund rose 8.9% for the year-to-date period ended 6/30/09, outpacing its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. A strong absolute and relative result was gratifying enough, but we were even more satisfied by the way in which the Fund built its advantage, with solid relative down market results and strong absolute up market performance. In the dismal first quarter, a period in which the Russell 2000 declined 15.0%, RPR lost 10.7%. Stock prices began to recover in March, spurring the second-quarter rally. Between April and June, when the small-cap index was up 20.7%, the Fund gained 22.0%.
      RPR’s strong first half helped to improve its recent market cycle performance. From the small-cap peak on 7/13/07 through the most recent low on 3/9/09, the Fund lost 49.0% while the Russell 2000 declined 58.9%. For the period beginning with that same small-cap peak through 6/30/09, which reflects the rally that kicked off on 3/9/09, RPR was down 25.6% versus a loss of 38.8% for the Russell 2000. The Fund’s showing in the recent upswing was solid, though it lagged its benchmark. From 3/9/09 through 6/30/09, RPR was up 45.8% versus a gain of 48.9% for the small-cap index.

      The Fund’s market cycle and other long-term results were also solid. From the previous small-cap peak on 3/9/00 through 6/30/09, the Fund easily outpaced the Russell 2000, up 121.9% versus the benchmark’s loss of 5.2%. This strong performance helped RPR to best the small-cap index for the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 6/30/09. The Fund’s average annual total return since inception was 11.1%.
      The theme of 2009’s first half could be the rise and fall and rise again of certain holdings and industry groups. The Fund’s two top-performing industries in the opening half of 2008 were energy services, part of the Natural Resources sector, and metal fabrication and distribution in the Industrial Products sector. These same two groups were battered with the largest net losses in the second half of the year. Through the first half of 2009, the metal fabrication and distribution group rebounded impressively to make the largest positive contribution to performance, while the energy services group posted less heady but still solid
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Reliance Steel & Aluminum	1.55%

Sims Metal Management ADR	1.49

Fossil	1.05

Thor Industries	1.00

Ensign Energy Services	0.87

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

             18  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

gains. These areas of the portfolio have seen almost no turnover in the last 18 months, with only one name coming into and then out of the energy services group and one merger of two existing positions in the metal fabrication and distribution holdings. This curious quirk of the Fund’s industry group performance (in addition to demonstrating just how volatile the market has been) shows that the collapse of share prices in the latter months of 2008 often created the most compelling bargains in existing positions—meaning we generally did not have to look far to find what we thought were excellent purchase opportunities.
     Although many industrial stocks, such as top detractors Lincoln Electric Holdings and Simpson Manufacturing, continued to suffer, companies more directly tied to steel prices, which began to recover in the first half, generally enjoyed rising stock prices. Reliance Steel & Aluminum processes and distributes metals. An acquisition in 2008 that was slated to be financed with equity was instead made by the firm taking on additional debt. Although concerned about the effect this had on the balance sheet, we made a large purchase in October 2008 because we thought the firm’s well-managed business could rebound. We are still of the same mind and were pleased to see its stock price revive in 2009’s first half. The Fund’s largest holding at the end of June and a top performer in the first half, Sims Metal Management continues to be, in our estimation, a very well-managed metal recycling and processing business. Along with Lincoln Electric Holdings and Simpson Manufacturing, these companies stand likely to benefit from a re-start in global infrastructure construction, which we anticipate should occur in the intermediate term, especially with stimulus plans here in the U.S. and in China.

      We also continued to hold fashion accessories maker and retailer Fossil in high regard for its ability to survive in a truly awful market for most consumer goods. The company’s recent earnings, while not great, were better than what many analysts had been expecting, which helped its share price to rise. Thor Industries, which makes recreation vehicles and small- and mid-size buses, began to bounce back from a forgettable 2008. The bankruptcy of two competitors in the RV business was a factor, as it allowed Thor to take more market share. Its business remained slow, though we like its ample cash and long-term history of success. Although we still held a good-sized position at the end of June, we were not quite as confident in the prospects for Endo Pharmaceuticals Holdings, as the company attempts to transition away from its core pain management products into new areas.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Lincoln Electric Holdings	-1.29%

Endo Pharmaceuticals Holdings	-1.15

Woodward Governor	-0.97

Simpson Manufacturing	-0.61

Perrigo Company	-0.51

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,544 million

	Weighted Average P/E Ratio**	14.2x

	Weighted Average P/B Ratio	1.8x

	Weighted Average Portfolio Yield	1.0%

	U.S. Investments (% of Net Assets)	85.4%

	Non-U.S. Investments (% of Net Assets)	7.9%

	Fund Net Assets	$3,913 million

	Turnover Rate	6%

	Number of Holdings	70

	Symbol
	Investment Class	RYPRX
	Service Class	RPFFX
	Consultant Class	RPRCX
	Institutional Class	RPFIX
	W Class	RPRWX
	R Class	RPRRX
	K Class	RPRKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RPR	Median	Breakpoint

Standard Deviation	19.26	20.39	19.38

Beta	1.12	1.20	1.14

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (lowest expense class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  19

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			16.81%

One-Year			-23.71

Three-Year			-5.94

Five-Year			1.42

10-Year			9.18

15-Year			11.91

Since Inception (12/15/93)			11.23

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.60%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2008	-36.0%	2000	24.0%

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

2003	44.0	1995	22.5

2002	-16.3	1994	3.0

2001	25.1

TOP 10 POSITIONS % of Net Assets

Sims Metal Management ADR			2.0%

Nu Skin Enterprises Cl. A			1.9

Ensign Energy Services			1.8

Knight Capital Group Cl. A			1.6

Silver Standard Resources			1.5

Pan American Silver			1.5

Alamos Gold			1.5

Intrepid Potash			1.5

Trican Well Service			1.5

ADTRAN			1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			23.8%

Technology			20.0

Industrial Products			11.3

Industrial Services			10.2

Consumer Products			7.7

Financial Intermediaries			7.5

Health			4.5

Consumer Services			4.4

Financial Services			2.6

Miscellaneous			1.9

Cash and Cash Equivalents			6.1

Royce Low-Priced Stock Fund

Manager’s Discussion

Low-priced stocks were among the greatest beneficiaries of the market’s recent rebound, but that was only one part of the good news for Royce Low-Priced Stock Fund (RLP) in the first half of 2009. RLP gained 16.8% for the year-to-date period ended 6/30/09, far ahead of its small-cap benchmark, the Russell 2000, which gained 2.6% for the same period. Yet this impressive performance was only partly due to the recovery in stock prices that got underway in March. As the severe bear market reached into 2009, it kept most share prices down in the first quarter. RLP posted a notable relative result, losing 7.8% compared to a loss of 15.0% for the Russell 2000. The Fund then rose an eye-catching 26.6% in the second quarter, again ahead of the Russell 2000’s return of 20.7%. So while the rally that began in March was wonderful, the Fund’s strong first-half showing was also the result of it losing less when share prices were falling.
     These solid, short-term down and up market performances played a part in the Fund’s improved results in the recent bear market cycle. From the small-cap peak on 7/13/07 through 6/30/09, RLP was down 32.5%, while the Russell 2000 fell 38.8%. With the mitigating effect of the rally removed, and measuring from the same July 2007 peak through the recent small-cap low on 3/9/09, the Fund fell 55.9% versus a loss of 58.9% for the small-cap index. While not ideal, these results represent more of what we would expect in a long-term bear market, specifically losing less than the benchmark. The Fund’s performance in the rally was also notable: From the small-cap low on 3/9/09 through 6/30/09, RLP gained 52.9% compared to a 48.9% increase for the Russell 2000.

     Previous market cycle strength was key to the Fund’s absolute and relative results in long-term calendar-based periods. From the previous small-cap peak on 3/9/00 through 6/30/09, RLP was up 101.7%, while the Russell 2000 was down 5.2%. This helped the Fund to outpace the small-cap index for the one-, three-, five-, 10-, 15-year and since inception (12/15/93) periods ended 6/30/09. RLP’s average annual total return since inception was 11.2%.
      We were pleased to see reversals of fortune for the two areas of the portfolio that were hit hardest in the second half of 2008—so far the most tumultuous days of the recent decline. The energy services group was led by two top-ten holdings based in Canada that we have

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Sims Metal Management ADR	1.18%

Ivanhoe Mines	1.05

Nu Skin Enterprises Cl. A	0.78

Brocade Communications Systems	0.70

ADTRAN	0.66

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RLP reflects Service Class results. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2010 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce Low-Priced Stock Fund.

             20  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

long regarded as strong businesses with attractive fundamentals. Trican Well Service, which provides well products and services to the oil and natural gas industries, benefited from better-than-expected fiscal fourth quarter earnings announced in March. Contract driller and well servicer Ensign Energy Services maintained positive, though declining earnings, which was apparently enough to attract investors looking forward to higher energy prices. We regard each as a strong long-term player in an industry with attractive prospects. Pason Systems, another Canadian favorite, provides rental oilfield instrumentation and data acquisition systems. Its stock suffered mostly from the tough times for natural gas drilling and exploration. Liking its market share in what we think is an attractive market niche, we made a modest trim to our take in January. Also in the Natural Resources sector, precious metals and mining stocks made the largest positive contribution to first-half performance of all the Fund’s industry groups, the result of stable or rising commodity prices and a decline in mining costs. Improved commodity prices also seemed to make financing easier to obtain, and this easier access to capital also had a positive impact. Ivanhoe Mines, Gammon Gold and Thompson Creek Metals were the top performers in the group.
     The fast-rising price of Sims Metal Management—the Fund’s top performer and its largest position at the end of June—led us to begin taking gains in March. The core business of Sims, the world’s largest scrap metal recycler, started to stabilize after a stimulus-driven increase in demand. In April, we began to trim our position in Nu Skin Enterprises, a company that develops and distributes personal care products and nutritional supplements worldwide. It has thus far held up well in the recession, thanks to stabilization in its important Japanese market and the popularity of its new anti-aging skin products. We first bought shares of Brocade Communications shortly before it announce its plan to acquire another portfolio favorite, Foundry Networks, in 2008. Brocade specializes in data storage equipment. It benefited from a general increase in demand for telecommunications.

      We chose to hold our shares of Endo Pharmaceuticals Holdings, though we were not quite certain about how it will handle its transition away from its core pain management products into new areas. We were also not entirely confident in the long-term prospects for ViroPharma, a biopharmaceutical company whose stock price plummeted after the failure of a late-stage drug treatment. We like its balance sheet and the already-effective antibiotic it produces, but were concerned that its stock may have trouble rebounding.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Endo Pharmaceuticals Holdings	-0.86%

ViroPharma	-0.58

Pason Systems	-0.41

KKR Financial Holdings	-0.41

Callaway Golf	-0.40

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$831 million

	Weighted Average P/B Ratio	1.4x

	Weighted Average Portfolio Yield	1.0%

	U.S. Investments (% of Net Assets)	80.8%

	Non-U.S. Investments (% of Net Assets)	13.1%

	Fund Net Assets	$2,735 million

	Turnover Rate	10%

	Number of Holdings	201

	Symbol
	Investment Class	RLPHX
	Service Class	RYLPX
	Institutional Class	RLPIX
	R Class	RLPRX
	K Class	RLPKX

*Geometrically calculated

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RLP	Median	Breakpoint

Standard Deviation	22.01	20.39	19.38

Beta	1.25	1.20	1.14

*Five years ended 6/30/09 Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  21

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			3.30%

One-Year			-24.45

Three-Year			-7.56

Five-Year			-0.06

10-Year			6.36

15-Year			9.88

Since Inception (12/15/93)			9.49

ANNUAL EXPENSE RATIO

Operating Expenses			1.19%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2008	-31.2%	2000	19.4%

2007	2.4	1999	1.6

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

2003	30.0	1995	26.9

2002	-1.6	1994	5.1

2001	14.8

TOP 10 POSITIONS % of Net Assets

Ritchie Bros. Auctioneers			1.0%

PartnerRe			1.0

Federated Investors Cl. B			1.0

AllianceBernstein Holding L.P.			1.0

Wolverine World Wide			0.9

Aspen Insurance Holdings			0.9

Brown & Brown			0.9

Tidewater			0.9

T. Rowe Price Group			0.9

Alleghany Corporation			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			19.8%

Industrial Products			17.9

Industrial Services			11.8

Natural Resources			11.3

Financial Services			8.9

Consumer Services			7.0

Consumer Products			6.6

Technology			4.8

Health			3.4

Utilities			2.5

Diversified Investment Companies			0.1

Miscellaneous			1.6

Bonds and Preferred Stocks			1.1

Cash and Cash Equivalents			3.2

Royce Total Return Fund

Manager’s Discussion

During the stock market recovery that began in March, dividend-paying companies generally lagged, a fact that detracted only marginally from a solid first-half showing for Royce Total Return Fund’s (RTR) portfolio of mostly dividend-paying small-cap stocks. The Fund was up 3.3% for the year-to-date period ended 6/30/09, outperforming its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. As 2009 began, the bear market showed no signs of relenting. During the first quarter, the Fund was down 12.0%, while the Russell 2000 fell 15.0%, a solid if unspectacular down-market performance for the portfolio that nonetheless was key to first-half outperformance. The second quarter’s more bullish atmosphere helped the benchmark more than the Fund, which rose 17.4% between April and June versus a gain of 20.7% for the Russell 2000.
     The dynamic rally notwithstanding, the market remained firmly in the bear’s grasp at the end of June, as a look at the current market cycle returns shows. From the small-cap peak on 7/13/07 through 6/30/09, RTR was down 34.8% versus a loss of 38.8% for the Russell 2000. From this same peak through the small-cap market low on 3/9/09, the Fund was down 54.2% compared to the small-cap index’s decline of 58.9%. Although the Fund posted a strong absolute result in the period from 3/9/09 through 6/30/09, it trailed its benchmark, gaining 42.4% versus the Russell 2000’s gain of 48.9%. Obviously unhappy about the bear’s ongoing presence, we were nonetheless pleased to see the Fund improve its overall market-cycle results, especially in the dismal environment of the first quarter.

      Over long-term periods, performance was stronger on a relative basis. From the previous small-cap peak on 3/9/00 through 6/30/09, RTR gained 91.6% compared to a loss of 5.2% for the Russell 2000. The Fund also outperformed its benchmark for the one-, three-, five-, 10-, 15-year and since inception (12/15/93) periods ended 6/30/09. RTR’s average annual total return since inception was 9.5%.
     Most of the Fund’s investments in its two industrial sectors—among the Fund’s largest at the end of June—were chosen due to a combination of strong company fundamentals, attractive purchase prices and our belief that global infrastructure building held strong long-term prospects for growth. Late in 2008, much of this activity slowed or ground to a halt and investors reacted emotionally, selling off scores of shares in these businesses while paying little attention to company-specific factors or the larger, long-term picture. The first half of 2009
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Reliance Steel & Aluminum	0.45%

American Eagle Outfitters	0.43

Federated Investors Cl. B	0.34

TMX Group	0.33

Buckle (The)	0.32

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             22  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

offered far more mixed results, with some holdings stabilizing, some recovering (if only slightly) and others continuing to struggle. In January 2009, we began to reduce our position in aircraft and industrial parts maker Woodward Governor. Its stock price continued to plummet, which, along with a 2008 acquisition that caused more dilution to its balance sheet than we would have liked, influenced our decision. After building our stake last fall, we made a modest trim to Lincoln Electric Holdings, a leading welding and cutting products maker that we have held in the portfolio since 1998. We were confident that its business could survive the recession and flourish in an economic recovery.

     For certain stocks, ‘less bad’ was the new ‘good,’ as companies with mediocre to solid recent results seemed to attract investors willing to return to equities. Reliance Steel & Aluminum, a processor and distributor of metal products in the Industrial Products sector, appeared to benefit from the belief that steel prices would stabilize this year and the fact that, while profits were down, earnings remained positive. We reduced our position throughout the first half. Retail stores, part of the Consumer Services sector, was the Fund’s best-performing industry group. Many retail stocks spent much of the first half rebounding after being badly beaten down in the second half of 2008. As the share price of American Eagle Outfitters climbed during April and May, we took some gains. We traded shares of retailer The Buckle actively in the first half, increasing our position even as its share price showed renewed life. We have long admired the company’s fundamentals and management and were pleased to see it buck the odds in an awful market for retailers by continuing to grow. Sales cooled a bit during the calendar second quarter, but our interest in the firm is long term, based on our belief that it can thrive in an economic turnaround that is likely to see it face fewer competitors.
     The investment management group also showed solid net gains. Federated Investors is an investment manager with more than $400 billion in money market assets. The company benefitted from a flight to safety by investors in the first quarter. It has also been gaining market share as smaller competitors exited its primary business as they lacked the scale for money markets to be highly profitable offerings. In addition, Federated also came back from a difficult fourth quarter of 2008, when nominal interest rates approached zero on Treasury bills, a development that led the company to waive its fees on certain products to avoid a negative return. After quantifying the potential impact, the EBIT (Earnings Before Interest and Taxes) hit was not nearly as great as feared, which lured investors back to the stock.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Woodward Governor	-0.40%

State Auto Financial	-0.33

Lincoln Electric Holdings	-0.32

Penn Virginia	-0.27

Wilmington Trust	-0.26

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,401 million

	Weighted Average P/E Ratio**	13.4x

	Weighted Average P/B Ratio	1.4x

	Weighted Average Portfolio Yield	2.8%

	U.S. Investments (% of Net Assets)	92.6%

	Non-U.S. Investments (% of Net Assets)	4.2%

	Fund Net Assets	$3,389 million

	Turnover Rate	8%

	Number of Holdings	483

	Symbol
	Investment Class	RYTRX
	Service Class	RYTFX
	Consultant Class	RYTCX
	Institutional Class	RTRIX
	W Class	RTRWX
	R Class	RTRRX
	K Class	RTRKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RTR	Median	Breakpoint

Standard Deviation	17.06	20.39	18.14

Beta	1.05	1.20	1.06

*Five years ended 6/30/09. Category Median and Best Decile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  23

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			19.12%

One-Year			-14.01

Three-Year			-6.03

Five-Year			2.43

10-Year			8.51

Since Inception (12/27/95)			12.64

ANNUAL EXPENSE RATIO

Operating Expenses			1.52%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2008	-36.2%	2001	20.5%

2007	1.2	2000	11.7

2006	22.6	1999	41.8

2005	8.7	1998	19.5

2004	20.4	1997	26.0

2003	38.1	1996	25.6

2002	-18.9

TOP 10 POSITIONS % of Net Assets

Randgold Resources ADR			1.4%

Marsh & McLennan Companies			1.0

Heritage-Crystal Clean			1.0

Cohen & Steers			1.0

Oil States International			1.0

Analog Devices			0.9

Stifel Financial			0.9

Pharmaceutical Product Development			0.9

Northern Trust			0.9

KBR			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			14.8%

Industrial Products			14.7

Technology			14.4

Financial Services			13.9

Financial Intermediaries			9.7

Natural Resources			8.5

Consumer Products			5.8

Health			4.4

Consumer Services			3.2

Miscellaneous			4.7

Preferred Stock			0.3

Cash and Cash Equivalents			5.6

Royce Heritage Fund

Manager’s Discussion

We were pleased with the performance of Royce Heritage Fund (RHF) in the first half of 2009. For the year-to-date period ended 6/30/09, the Fund gained 19.1%, comfortably ahead of its small-cap benchmark, the Russell 2000, which rose 2.6% for the same period. The bear market was well in evidence as the year began, which meant negative returns before stocks rallied in March. RHF fell 7.7% in the first quarter, losing less than the Russell 2000, which fell 15.0%. After failing to keep pace with the small-cap index during much of 2008’s catastrophic decline, this was as happy a development as negative performance allows. The Fund further distinguished itself in the bullish second quarter, gaining 29.0% versus the Russell 2000’s gain of 20.7%.
      The current market cycle has been characterized by high volatility and negative returns, and in that dismal context, we were pleased with RHF’s results. From the small-cap market peak on 7/13/07 through 6/30/09, the Fund was down 30.2% compared to a loss of 38.8% for the Russell 2000. Removing the salutary effect of the short-term rally still showed RHF losing less than its benchmark. From the July 2007 small-cap peak through the small-cap low on 3/9/09, the Fund fell 56.6% compared to a decline of 58.9% for the small-cap index. Thus, the Fund’s rebound was as much about improved—and, to us, highly important—down market results as it was about robust participation in the market’s thus-far short-term turnaround. It is still worth pointing out, however, that RHF substantially outpaced the Russell 2000 from 3/9/09 through 6/30/09, up 60.8% versus 48.9% for the small-cap index.

      The Fund’s previous market cycle results were strong: From the previous small-cap market peak on 3/9/00 through 6/30/09, RHF rose 74.7% versus a loss of 5.2% for the Russell 2000. This long-term advantage helped the Fund to outperform its benchmark for the one-, three-, five- 10-year and since inception (12/27/95) periods ended 6/30/09. RHF’s average annual total return since inception was 12.6%.
      The Financial Services sector made the largest positive contribution to first-half performance, led by holdings in the investment management industry group, which featured strong results from several companies, including Evercore Partners, Cohen & Steers, Westwood Holdings Group and Waddell & Reed Financial. The area’s strongest performer was Ashmore Group, a London-based asset manager with an expertise in emerging markets.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Randgold Resources ADR	0.75%

Ashmore Group	0.67

Daphne International Holdings	0.65

Pegasystems	0.56

Diodes	0.55

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RHF reflects Service Class results. Shares of the RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

24 | The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

We were drawn to its strong balance sheet and think that its area of focus will become increasingly important in the global economy. Investors re-discovered asset management companies in the first half after many had suffered badly in the second half of 2008. We trimmed our stake in Ashmore Group during April as its share price rose.
     Technology companies also rebounded in the first half, with particularly strong performances from two holdings. Pegasystems makes business process management software, a niche that we liked almost as much as its strong balance sheet. With little analyst coverage, its stock price soared in April after much better-than-expected first-quarter earnings results were announced. We reduced our position throughout the first half. March saw us trimming our shares of Diodes, which makes semiconductors used in the communications, computing, consumer electronics, industrial, and automotive industries. The company issued upside guidance for the first quarter of 2009, which led to a rise in its stock price. The downturn gave us an opportunity to buy shares of Western Digital, one of the world’s top three manufacturers of computer hard drives. We have long admired the company’s status as a low-cost provider of hard drives as well as its efficient management and high returns on invested capital. Its share price soared in March, mostly as the result of better-than-expected earnings in its fiscal third quarter. We sold some shares between February and May.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09
      We have been more active in Asian stocks over the last few years, and several contributors to first-half performance were the fruits of these efforts as many Asian stock markets have been enjoying even more vigorous rallies than those in the U.S. after enduring similar woes in 2008. Daphne International Holdings is China’s second largest maker of women’s shoes. We first began to buy shares at prices between 3x and 8x EBIT (Earnings Before Interest and Taxes), which represented extraordinary value to us. We trimmed our position between April and June. Aircraft and industrial parts maker Woodward Governor saw its stock price plummet, which, along with a 2008 acquisition that caused more dilution to its balance sheet than we would have liked, led us to sell our position in March. We chose to hold a small position in home furnishings company Ethan Allen Interiors, thinking that its strong brand and efforts to consolidate operations in a loss-ridden environment could help it to eventually recover. We are very pleased to see the Fund evolve into a diversified portfolio that uses the same core criteria as our flagship Royce Pennsylvania Mutual Fund, though with more flexibility in market cap range and greater exposure to non-U.S. investments.

Woodward Governor	-0.49%

Ethan Allen Interiors	-0.44

Pason Systems	-0.39

Comtech Telecommunications	-0.37

Lincoln Electric Holdings	-0.32

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,452 million

Weighted Average P/E Ratio**			14.8x

Weighted Average P/B Ratio			1.8x

Weighted Average Portfolio Yield			1.5%

U.S. Investments (% of Net Assets)			79.1%

Non-U.S. Investments (% of Net Assets)			15.3%

Fund Net Assets			$128 million

Turnover Rate			36%

Number of Holdings			227

Symbol
Investment Class			RHFHX
Service Class			RGFAX
Consultant Class			RYGCX
R Class			RHFRX
K Class			RHFKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RHF	Median	Breakpoint

Standard Deviation	22.45	20.39	19.38

Beta	1.35	1.20	1.14

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders   |  25

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			19.21%

One-Year			-27.10

Three-Year			-11.80

Five-Year			-2.84

10-Year			7.94

Since Inception (11/19/96)			9.93

ANNUAL EXPENSE RATIO

Operating Expenses			1.23%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2008	-45.7%	2002	-17.0%

2007	-2.0	2001	17.3

2006	18.8	2000	19.9

2005	4.8	1999	32.3

2004	17.5	1998	4.9

2003	72.9	1997	20.8

TOP 10 POSITIONS % of Net Assets

Penske Automotive Group			1.0%

Maxwell Technologies			1.0

Bottomline Technologies			0.9

Collective Brands			0.9

Tekelec			0.9

Trex Company			0.8

Spartech Corporation			0.8

Hanesbrands			0.8

Crane Company			0.8

EarthLink			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			33.5%

Industrial Products			22.8

Consumer Services			13.6

Industrial Services			6.7

Health			4.4

Consumer Products			4.2

Natural Resources			3.9

Financial Intermediaries			3.3

Financial Services			0.7

Miscellaneous			3.0

Bonds			0.5

Cash and Cash Equivalents			3.4

Royce Opportunity Fund

Manager’s Discussion

Royce Opportunity Fund (ROF) took a few crucial steps on the road to recovery with a very impressive performance in the first half of 2009. For the year-to-date period ended 6/30/09, the Fund gained 19.2%, easily outpacing its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. The Fund’s strong absolute and relative return was achieved with a respectable down market showing earlier in the year followed by a sparkling turn in the nascent recovery for equities that began in March. Stock prices continued to decline with the arrival of 2009, making for a dismal and difficult first quarter. In this opening performance period, ROF was down 12.9% versus a loss of 15.0% for the Russell 2000. Share prices then began to revive in March and mostly kept rising through late June. The Fund gained 36.9% in the second quarter, again ahead of the small-cap index, which rose 20.7%. In any environment, such a performance would be encouraging; coming on the heels of the Fund’s disappointing 2008, it was especially gratifying.

     While the first half offered wonderful news, the Fund continued to trail its benchmark in the current small-cap market cycle. From the small-cap peak on 7/13/07 through 6/30/09, ROF was down 45.5% versus a loss of 38.8% for the Russell 2000. However, the recent rally was particularly strong for the Fund. From the small-cap low on 3/9/09 through 6/30/09, ROF rose an eye-catching 77.1% compared to a gain of 48.9% for its benchmark. Over calendar-based periods, the Fund’s record was more mixed. In addition to its first-half advantage, ROF outpaced the Russell 2000 for the 10-year and since inception (11/19/96) periods ended 6/30/09. The Fund’s average annual total return since inception was 9.9%.
GOOD IDEAS THAT WORKED Top Contributors to Performance * Year-to-Date Through 6/30/09

Maxwell Technologies	0.90%

Penske Automotive Group	0.88

Temple-Inland	0.83

Dillard’s Cl. A	0.79

Cray	0.76

*Includes dividends

     Much has already been said and written in an attempt to explain the reasons behind the recent rebound for equities, but it seems to us that the causes were uncomplicated: The selling, particularly between mid-September and February, was too-often driven by panic. When investors recognized this, and also saw that the crisis in the financial system had been largely averted, stock prices began to recover. In many cases throughout the market, rising prices were not caused or accompanied by a dramatic resumption of earnings or the other pieces of good news that typically stimulate prices. There simply was a return to something resembling sanity, much of which helped the prices of certain portfolio holdings to move forward. This was good news on the short- and long-term fronts. In the former case, it gave a boost to performance during the rally. Many of

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

26 | The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

the issues that we purchased during the darkest days of the bear market had descended to single digits, and these low-priced stocks proved almost irresistible to investors returning to the market. For the long run, we still see good value and solid fundamentals in many companies that nonetheless enjoyed terrific first-half results.
     Two companies that appear on the “Good Ideas That Worked” list illustrate this. Maxwell Technologies is a company that we have been familiar with since the mid-Eighties. The firm specializes in energy storage and power delivery products and currently manufactures ultra-capacitors, which improve energy efficiency in everything from hybrid cars to windmills and are being used in trucks, buses and trains worldwide. Sales have been growing. Although the firm has not yet arrived at profitability, its share price rose mostly steadily after first hitting single digits in October 2008. We began to trim our position in May as the company moved close to accounting for more than 1% of the Fund’s net assets. We still like its long-term prospects.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09
      After the word of GM and Chrysler’s woes became front-page news, the auto industry as a whole was rumored to be near death, which had a predictably dampening effect on the price of Penske Automotive Group. The firm operates as an automotive retailer in the U.S. and United Kingdom, selling new and used motor vehicles. However, it also provides various repair services, offers third-party finance and insurance products, and replacement and aftermarket automotive products. These latter businesses, along with the company’s strong management, convinced us that it was capable of successfully making the long run, and after first buying shares early in 2008, we built a good-sized position. Recent earnings have been underwhelming, but the firm has shown that it can survive in a very tough environment. It too was nearing the 1% of net assets mark,

First BanCorp of Puerto Rico	-0.57%

Ferro Corporation	-0.46

Trex Company	-0.44

NCI Building Systems	-0.43

Thermadyne Holdings	-0.32

*Net of dividends
so we sold some shares in June and July. After each experienced strong rebounds, we trimmed our respective stakes in corrugated packaging and building products maker Temple-Inland, and department store operator Dillard’s. We held our position in First BanCorp Puerto Rico in the hopes that the economy of Puerto Rico would improve, but our doubts about its ability to rebound intensified in July. The ongoing recession has been the leading factor in keeping the share price of specialty chemicals business Ferro Corporation low. Its businesses of making coatings for large appliances, vehicles, buildings, electronics, household furnishings and other products has been stalled, but we held shares at the end of June.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$383 million

Weighted Average P/B Ratio			1.0x

Weighted Average Portfolio Yield			0.7%

U.S. Investments (% of Net Assets)			96.6%

Non-U.S. Investments (% of Net Assets)			0.0%

Fund Net Assets			$1,277 million

Turnover Rate			21%

Number of Holdings			293

Symbol
Investment Class			RYPNX
Service Class			RYOFX
Consultant Class			ROFCX
Institutional Class			ROFIX
R Class			ROFRX
K Class			ROFKX

*Geometrically calculated

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	ROF	Median	Breakpoint

Standard Deviation	26.14	20.39	19.38

Beta	1.54	1.20	1.14

*Five years ended 6/30/09 Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders   |  27

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			8.62%

One-Year			-5.33

Three-Year			-0.23

Five-Year			1.56

Ten-Year			8.84

Since Inception (5/1/98)			7.39

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2008	-19.6%	2003	27.6%

2007	4.7	2002	15.3

2006	14.0	2001	30.8

2005	-1.0	2000	16.3

2004	13.9	1999	-9.6

TOP 10 POSITIONS % of Net Assets

National Presto Industries			4.7%

Bio-Rad Laboratories Cl. A			2.8

Lancaster Colony			2.6

Hubbell Cl. B			2.2

Park Electrochemical			2.2

Atrion Corporation			2.0

Gymboree Corporation			2.0

Arden Group Cl. A			1.8

Frisch’s Restaurants			1.7

Watsco			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			22.7%

Consumer Products			13.0

Industrial Services			10.4

Consumer Services			10.3

Health			8.8

Technology			8.3

Natural Resources			1.2

Financial Services			1.0

Miscellaneous			1.1

Cash and Cash Equivalents			23.2

Royce Special Equity Fund

Manager’s Discussion

Royce Special Equity Fund outperformed the Russell 2000 for the year-to-date period ended 6/30/09, up 8.6% versus a gain of 2.6% for its small-cap benchmark. The current year began much as the previous one ended, with falling stock prices throughout the market. RSE managed well through 2009’s first quarter, down 8.5% versus a decline of 15.0% for the Russell 2000. After the most recent small-cap market trough on 3/9/09, share prices rebounded through early June. In general, second-quarter performance was more difficult on a relative basis, as the Fund slightly underperformed in this market upswing, up 18.7% compared to the Russell 2000’s gain of 20.7%. The rally in the U.S. stock market that began in March was led by lower quality issues, and investors’ attitude toward risk swung from aversion to hunger. Further, on each trading day in 2009 through the end of June, the Russell 2000 experienced an intraday swing greater than 1%; on 95% of days, the swing was greater than 2%. Stocks with no earnings, no dividends, low returns on capital, small market capitalizations and high betas did best until late in the quarter. This was not a market background that favors the Fund’s strict value approach. Yet, despite that, RSE performed quite well on an absolute basis. We continue to apply the same discipline, which has provided our clients strong returns over full market cycles. While the market has been difficult and erratic of late, we continue to see the value of our approach to stock selection, one based firmly in “economic reality.”

     Smaller stocks began a new cycle with the new small-cap market peak on 7/13/07. The cycle has thus far been primarily bearish, the sort of period in which we would typically expect the Fund to hold substantially more of its value than the Russell 2000. Although it represents a short-term period, we were pleased with the Fund’s results from the small-cap peak through 6/30/09, when RSE was down 20.4% versus a decline of 38.8% for the Russell 2000. The Fund also outperformed the Russell 2000 for the one-, three-, five-, 10-year, and since inception (5/1/98) periods ended 6/30/09. RSE’s average annual total return since inception was 7.4%.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Lancaster Colony	1.17%

Meredith Corporation	0.81

Frisch’s Restaurants	0.76

Atrion Corporation	0.70

Hawkins	0.60

*Includes dividends

     While we have likely avoided a catastrophic outcome, are we out of the woods? So much still remains open and unclear. As the Bank for International Settlements said in early June, “The ultimate success of central bank intervention depends on the appropriate design and forceful implementation of policies that address directly the fundamental weakness in bank balance sheets.” Although it is encouraging that non-government monies have been raised by

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

28 | The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

banks and other financial entities, it remains a bit puzzling to us given the lack of clarity regarding asset values. We will likely continue to see banks and others raising equity capital. The past preference for debt and leverage is for now a thing of the past. The cost of, and access to, capital will remain in the forefront. While low quality has done well, our bias for companies with quality characteristics, including low debt, ample equity and cash generation, remains intact. We continue to believe that it will be a distinguishing factor going forward. This also helps to show how our approach to stock selection has helped us to perform as well as we have, despite the “junk” market. We have long believed that capital structure, liquidity and cash generation always trump whatever else might be fashionable at any given time. As mentioned, late in the quarter there were signs that quality was re-gaining favor.
      We continue to find new names and to hold issues bought earlier that we still believe are quite attractive. However, rate of return is a function of both purchase price and holding period, so we are always highly sensitive to the price we pay and have thus concentrated our buying on down days, basically dollar-cost-averaging. This resulted in the Fund’s cash position being higher at the end of June than it has historically been.
      We believe that the attraction of our companies could increase as investors and corporations realize the greater possibility of the government crowding out private industry regarding access and cost of debt capital. Further, as business becomes more difficult, and market share and distribution more important, companies which provide that—and have financial strength to also add to the combined entity—should be sought after by both investors and corporations.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09
      All of the Fund’s equity sectors made positive contributions to performance in the first half. Consumer Services and Consumer Products led all sectors, followed by solid net gains for Technology and Health. At the industry level, retail stores led, with the food, beverage and tobacco group, specialty chemicals and materials companies, and medical products and devices businesses also posting solid net gains. Consumer goods maker Lancaster Colony was the Fund’s top performer during the first half by a substantial margin. It was followed by media and marketing business Meredith Corporation. We also continued to hold shares in industrial products and services distributor, Lawson Products, and in diversified manufacturing business Standex International Companies, which were the Fund’s poorest performers in the first half.

Lawson Products	-1.06%

Standex International	-0.77

Cascade Corporation	-0.40

Watson Wyatt Worldwide Cl. A	-0.31

Wabtec Corporation	-0.25

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$687 million

Weighted Average P/E Ratio**			13.5x

Weighted Average P/B Ratio			1.6x

Weighted Average Portfolio Yield			1.7%

U.S. Investments (% of Net Assets)			76.8%

Non-U.S. Investments (% of Net Assets)			0.0%

Fund Net Assets			$790 million

Turnover Rate			6%

Number of Holdings			80

Symbol
Investment Class			RYSEX
Service Class			RSEFX
Consultant Class			RSQCX
Institutional Class			RSEIX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RSE	Median	Breakpoint

Standard Deviation	15.49	20.39	18.14

Beta	0.84	1.20	1.06

*Five years ended 6/30/09 Category Median and Best Decile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  29

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			15.29%

One-Year			-29.70

Three-Year			-4.74

Five-Year			4.43

Since Inception (6/14/01)			8.90

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2008	-34.2%	2004	30.9%

2007	3.8	2003	54.3

2006	16.8	2002	-23.5

2005	17.2

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			2.9%

Knight Capital Group Cl. A			2.7

Oil States International			2.7

PartnerRe			2.6

Sims Metal Management ADR			2.5

Unit Corporation			2.2

Schnitzer Steel Industries Cl. A			2.1

Gardner Denver			2.1

NBTY			2.0

Comtech Telecommunications			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			24.8%

Technology			14.2

Industrial Products			12.9

Financial Intermediaries			12.2

Industrial Services			9.6

Consumer Services			7.1

Consumer Products			7.0

Financial Services			2.8

Health			1.3

Miscellaneous			1.3

Cash and Cash Equivalents			6.8

Royce Value Fund

Managers’ Discussion

In a first half marked by considerable volatility, which first saw an extension of the severe bear market before giving way to a dynamic rally, Royce Value Fund (RVV) enjoyed strong results on both an absolute and relative basis. The Fund gained 15.3% for the year-to-date period ended 6/30/09, well ahead of its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. While we were highly satisfied with the Fund’s showing through the year’s first six months, we were even happier about the way in which these results were achieved, with a combination of terrific relative down market performance and a strong absolute up market showing. In the first-quarter downturn, RVV fell 6.1% versus a decline of 15.0% for the Russell 2000. The Fund then rose 22.8% in the second quarter upswing while its benchmark was up 20.7%.
     RVV’s stellar first half was critical to the Fund building an improved record in the current market cycle. The bear market for small companies began with the small-cap peak on 7/13/07. From that point through the most recent low on 3/9/09, the Fund lost 54.2% compared to the Russell 2000’s decline of 58.9%. For the period beginning with that same small-cap peak through 6/30/09, a period that includes the rally which began on 3/9/09, RVV fell 33.1% versus a loss of 38.8% for the Russell 2000. Although the Fund trailed the Russell 2000 slightly during the rally, its performance was nonetheless strong: From 3/9/09 through 6/30/09, RVV was up 45.9% versus a gain of 48.9% for its benchmark.

     The Fund’s market cycle and other long-term results were also solid. From the previous small-cap trough on 10/9/02 through 6/30/09, the Fund more than doubled the return of its benchmark, up 181.8% versus the Russell 2000’s gain of 69.6%. This strong turn helped RVV to outperform the small-cap index for the three-year, five-year and since inception (6/14/01) periods ended 6/30/09. The Fund’s average annual total return since inception was 8.9%.
      In March, mobile-data communications equipment maker Comtech Telecommunications reduced its sales and profit outlook for fiscal 2009, causing its stock price to suffer its worst decline in 29 years. We liked its balance sheet and its long-term prospects, especially in the areas of satellite and mobile-tracking equipment that it provides to the U.S. military, so it was an easy decision to increase our stake during its share price’s collapse. During the second half of 2008, much global industrial activity slowed or ground to a halt. Investors reacted

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Reliance Steel & Aluminum	1.37%

Sims Metal Management ADR	1.30

American Eagle Outfitters	1.18

NBTY	1.15

CF Industries Holdings	1.07

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

             30  |   The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

emotionally, selling off scores of shares in these businesses while paying little attention to company-specific factors or the larger, long-term picture. This allowed us to build a position in welding and cutting products maker, Lincoln Electric Holdings, a company that we have held in RVV’s portfolio since 2004 and for many years in other Royce-managed portfolios.
     Increased access to capital, higher prices for scrap metal and a possible recovery in China all helped the share prices of three of the Fund’s metal fabrication and distribution companies. Metal processor and distributor Reliance Steel and Aluminum, and metal recycling businesses Sims Metal Management and Schnitzer Steel Industries all rebounded substantially, though each company’s business experienced mostly modest pick-ups in demand during the first half. However, after suffering major declines in 2008, even a slight increase was enough to put a shine on their respective stock prices. More importantly, we see long-term potential in each based on our confidence in an eventual resumption of global industrial activity, which is why we held a large position in each stock at the end of June.
     The Natural Resources sector made the largest positive impact on performance in the first half, with holdings in the energy services industry and the precious metals and mining group generally doing well. In the former area, contact drilling companies Major Drilling International, Helmerich & Payne and Ensign Energy Services all seemed to benefit from the ability to navigate a volatile energy market effectively. In the latter group, Randgold Resources, Ivanhoe Mines, Gammon

Gold and Fresnillo all saw rising stock prices as a result of a more favorable climate for mining companies in the form of lower energy and labor costs. We trimmed our stake in Randgold Resources and Fresnillo, and held our shares of Ivanhoe Mines and Gammon Gold.
      Each of the Fund’s consumer sectors also posted strong net gains, with retail stores doing especially well. Many, such as American Eagle Outfitters, were rebounding from being badly oversold in 2008. We reduced our position in this stock as its price climbed during April and May. The fast-rising price of nutritional supplements company NBTY also led us to sell some shares. The firm battled through higher raw materials prices and declining sales in 2008 and grew healthier in the first half of 2009 via improved sales, acquisitions and lower raw materials costs. Elsewhere in the portfolio, we reduced our stake in nitrogen and phosphate fertilizer business CF Industries as its price grew during February and March. After a precipitous 2008 collapse, the stock price bloomed on news that it was the takeover target of a larger competitor.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Comtech Telecommunications	-1.58%

Lincoln Electric Holdings	-1.01

Endo Pharmaceuticals Holdings	-0.98

Woodward Governor	-0.75

Carpenter Technology	-0.52

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,771 million

	Weighted Average P/E Ratio**	12.5x

	Weighted Average P/B Ratio	1.5x

	Weighted Average Portfolio Yield	1.1%

	U.S. Investments (% of Net Assets)	86.4%

	Non-U.S. Investments (% of Net Assets)	6.8%

	Fund Net Assets	$1,055 million

	Turnover Rate	21%

	Number of Holdings	72

	Symbol
	Investment Class	RVVHX
	Service Class	RYVFX
	Consultant Class	RVFCX
	Institutional Class	RVFIX
	R Class	RVVRX
	K Class	RVFKX

* Geometrically calculated

** The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

	RVV	Category Median	Best Quartile Breakpoint

Standard Deviation	22.07	20.39	19.38

Beta	1.24	1.20	1.14

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  31

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			16.10%

One-Year			-25.77

Three-Year			-8.11

Five-Year			1.48

Since Inception (6/14/01)			10.78

ANNUAL EXPENSE RATIO

Operating Expenses			1.48%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2008	-41.1%	2004	28.2%

2007	3.2	2003	79.9

2006	19.4	2002	-14.7

2005	13.2

TOP 10 POSITIONS % of Net Assets

Knight Capital Group Cl. A			1.7%

SRA International Cl. A			1.7

Grainger (W.W.)			1.5

Arris Group			1.5

Morningstar			1.4

Varian			1.4

Gildan Activewear			1.3

Copart			1.3

Brocade Communications Systems			1.2

DreamWorks Animation SKG Cl. A			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			24.3%

Industrial Services			13.5

Natural Resources			12.4

Financial Intermediaries			8.9

Consumer Services			8.2

Industrial Products			7.9

Health			5.4

Financial Services			4.6

Consumer Products			4.5

Miscellaneous			4.9

Cash and Cash Equivalents			5.4

Royce Value Plus Fund

Manager’s Discussion

After a dismal showing in the second half of 2008, Royce Value Plus Fund (RVP) came back strong in the first half of 2009. The Fund gained 16.1% for the year-to-date period ended 6/30/09, well ahead of its small-cap benchmark, the Russell 2000, which rose 2.6% for the same time frame. As pleasant to us as the Fund’s terrific rebound was the way in which its performance was achieved. During the first quarter, when the bear market continued its assault on share prices, the Fund was down 6.4%, losing significantly less than its benchmark, which fell 15.0% in the same period. The second quarter saw stock prices on the rise, and the Fund participated fully, gaining 24.1% versus a gain of 20.7% for the Russell 2000. We were very pleased, therefore, to see the Fund outperform its benchmark with a solid down market showing and a sparkling, absolute up market performance.
     Thus far in the current market cycle, RVP trailed the Russell 2000, though its first-half performance went some way toward narrowing the gap, especially its outperformance during the first quarter. From the small-cap peak on 7/13/07 through 6/30/09, RVP was down 39.3% versus a loss of 38.8% for the Russell 2000. From the small-cap low on 3/9/09 through 6/30/09, the Fund lagged its benchmark, up 47.7% versus a 48.9% gain for the small-cap index.

     Over longer-term periods, the Fund’s results remained strong on a relative basis. From the previous small-cap trough on 10/9/02 through 6/30/09, the Fund more than doubled the Russell 2000’s return, up 172.5% versus the benchmark’s gain of 69.6%. RVP also outpaced the small-cap index for the three-year, five-year and since inception (6/14/01) periods ended 6/30/09. The Fund’s average annual total return for the since inception period was 10.8%.
      In marked contrast to the end of 2008, each of the Fund’s sectors finished the first half in the black. In addition, only a handful of industry groups showed net losses through the end of June. That said, there were a few disappointments. We first bought shares of K-V Pharmaceutical Company in September 2008 as its share price was slipping. Between December 2008 and January 2009, the company’s problems grew at a near-exponential rate. Manufacturing problems, multiple drug recalls, and an FDA-mandated suspension of operations all had a predictably negative effect on its stock, leading us to take our losses and move on between January and February. We were more confident in the prospects for Synovus Financial, a Georgia-based bank that
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Brocade Communications Systems	1.05%

Skyworks Solutions	0.94

Ivanhoe Mines	0.80

Arris Group	0.79

Tessera Technologies	0.77

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

             32  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

we first bought in the summer of 2008. Most of its losses stemmed from commercial real-estate loans. The company received TARP funds and enjoyed a solid first fiscal quarter, leading us to add to our position in the first half.
      The Fund’s two largest sectors—Technology and Natural Resources—also made the most significant contributions to first-half performance. These areas suffered some of the worst losses in 2008, so the rebound was welcome. It was also good news because both sectors are home to companies that we thought remained attractively valued at the end of June and/or still have considerable growth potential. Technology was particularly strong, with all of its industry groups showing net gains. The top-performing industries were the semiconductors and equipment group, components and systems companies, and telecommunications businesses. Seeing what we thought were extraordinary opportunities as the bear market worsened, we have become very active buyers of tech stocks over the last year.
      We first bought shares of Brocade Communications in RVP not long after it announced plans to acquire another portfolio favorite, Foundry Networks, in July 2008. Brocade specializes in data storage equipment. Its share price nearly quadrupled off its March 2009 low before June ended. Stimulus-derived spending on telecom, an expanding partnership with IBM and solid profits all seemed to help the stock’s precipitous climb. Although we trimmed our position in June, it was a top-ten holding at the end of June. We made a larger reduction to our stake in Skyworks Solutions, a designer and manufacturer of semiconductors that we first purchased in 2006, as its share price started to bounce back as its steady growth in a tough market seemed to attract interest. The soaring stock price of Arris Group, a communications technology company with a niche in cable television broadband expansion, led us to take some gains in June.
     Precious metals and mining stocks also made a sizeable positive contribution to first-half performance, as holdings profited from stable or rising commodity prices and a decline in mining costs. Improved commodity prices seemed to make financing easier to obtain, and this easier access to capital also had a positive impact. Ivanhoe Mines, NovaGold Resources and Gammon Gold were RVP’s leaders in this group.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

K-V Pharmaceutical Cl. A	-0.45%

Synovus Financial	-0.37

Pason Systems	-0.33

IPG Photonics	-0.33

Dyax Corporation	-0.29

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,087 million

	Weighted Average P/E Ratio**	16.8x

	Weighted Average P/B Ratio	1.5x

	Weighted Average Portfolio Yield	0.7%

	U.S. Investments (% of Net Assets)	89.0%

	Non-U.S. Investments (% of Net Assets)	5.6%

	Fund Net Assets	$2,433 million

	Turnover Rate	20%

	Number of Holdings	152

	Symbol
	Investment Class	RVPHX
	Service Class	RYVPX
	Consultant Class	RVPCX
	Institutional Class	RVPIX
	R Class	RVPRX
	K Class	RVPKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (30% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

	RVP	Category Median	Best Quartile Breakpoint

Standard Deviation	21.52	20.39	19.38

Beta	1.25	1.20	1.14

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  33

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			11.87%

One-Year			-15.30

Three-Year			-2.88

Five-Year			4.48

Since Inception (6/30/03)			7.74

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.57%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2008	-29.2%	2005	14.9%

2007	7.3	2004	27.2

2006	13.7

TOP 10 POSITIONS % of Net Assets

Copart			1.3%

Landstar System			1.3

Reliance Steel & Aluminum			1.3

Oil States International			1.3

Sims Metal Management ADR			1.3

Ensign Energy Services			1.2

Helmerich & Payne			1.2

GrafTech International			1.2

SRA International Cl. A			1.2

Hewitt Associates Cl. A			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			17.7%

Industrial Products			13.5

Technology			13.1

Natural Resources			12.2

Financial Services			11.9

Financial Intermediaries			3.9

Consumer Products			3.6

Health			2.7

Consumer Services			1.7

Miscellaneous			4.4

Cash and Cash Equivalents			15.3

Royce 100 Fund

Manager’s Discussion

Royce 100 Fund (ROH) enjoyed a terrific first-half performance on both an absolute and relative basis. For the year-to-date period ended 6/30/09, ROH gained 11.9%, comfortably ahead of the 2.6% gain for its small-cap benchmark, the Russell 2000, during the same period. We were especially pleased with the way in which the Fund’s first-half performance was built. The bear market was alive and well in the first quarter, and in that dismal period ROH remained consistent with its relative results in 2008’s fourth quarter by faring better than the Russell 2000 during a down market period. The Fund fell 9.4% between January and March versus a decline of 15.0% for the small-cap index. When stock prices began to rise in March, ROH continued to outdistance the Russell 2000. In the second quarter, the Fund was up 23.5% compared to a gain of 20.7% for its benchmark.
      From the small-cap peak on 7/13/07 through the small-cap market low on 3/9/09, the Fund was down 49.7% versus a decline of 58.9% for the Russell 2000. Extending this period through the end of June (and thus including the recent rally), ROH fell 24.9% while the small-cap index was down 38.8%. Finally, in the up phase from 3/9/09 through 6/30/09, the Fund gained 49.4% versus 48.9% for the Russell 2000. These relative advantages during different phases of a very difficult cycle played a critical part in the Fund’s longer-term edge over the small-cap index. ROH beat the Russell 2000 for the one-, three-, five-year and since inception (6/30/03) periods ended 6/30/09. The Fund’s average annual total return since inception was 7.7%.
     Each of the Fund’s sectors was in the black as June closed. Two of 2008’s three largest detractors from performance in 2008—Financial Services and Technology—contributed most to the first half’s strong results. The third very troublesome sector from last year—Industrial Services—also had a solid showing. Three of the Fund’s top-five contributors came from the investment management industry. Waddell & Reed Financial markets its products mostly to retail investors but also has a solid institutional business. During the first quarter, the firm experienced strong fund flows into its larger portfolios, which posted strong relative performance and attracted additional investors. We think that the company could benefit from its independent broker-dealer channel taking market share from traditional Wall Street houses. Finally, its ability to control costs in a tougher market environment drove margin expansion. We trimmed our stake in February and April.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Waddell & Reed Financial Cl. A	0.90%

Federated Investors Cl. B	0.87

Evercore Partners Cl. A	0.70

Sims Metal Management ADR	0.66

GrafTech International	0.61

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROH reflects Service Class results. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2010 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce 100 Fund.

             34  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

     Federated Investors manages more than $400 billion in money market assets. The company benefitted from a flight to safety by investors in the first quarter and has also been gaining market share as smaller competitors exited its primary business. We reduced our position in June. Evercore Partners is a boutique investment bank specializing in M&A (mergers and acquisitions). Its stock price rose on an uptick in M&A activity and the prospects of share gains from Wall Street given the firm’s independence and lack of balance sheet risk, as well as a wealth of available “A”-level talent it hired in the wake of Wall Street’s woes. It recently announced an acquisition of its own that dramatically increases the scale of its growing wealth management business. We took some gains as its share price soared.
     Elsewhere in the portfolio, we had success with Sims Metal Management, the world’s largest scrap metal recycler. Its core business began to stabilize after an uptick in prices materialized from a stimulus-driven increase in demand from China, other Asian countries and Turkey. Sims also began to see a modest pick-up in orders from U.S. mills as destocking ran its course. The firm’s philosophy of managing its business for cash flow allowed it to use its relatively debt-free balance sheet to make two acquisitions (one occurring in July 2009) of strategically located weaker competitors. We added to our stake in January and June. With a more than 20% market share, GrafTech International is the world’s leading manufacturer of graphite electrodes, a key input (with no substitute) in steel manufacturing in electric arc furnace steel mills. When indications surfaced that steel mill destocking was likely to end in the first half of 2009, investors were attracted to its stock in anticipation of a second-half rebound in demand. We built our position through most of the second quarter.
     Woodward Governor manufactures energy control systems for commercial and military aircraft. Its stock price nosedived as the company announced a large acquisition around the same time it revised downward its outlook for the year due to continuing softening conditions in aircraft manufacturing. We sold our shares as the acquisition caused more balance sheet dilution than we could live with. We were more confident in the long-term prospects for Armstrong World Industries, a global producer of vinyl, linoleum, ceramic, and wood flooring and ceiling products for commercial and residential buildings. Demand remained dismal, with the residential market bouncing along the bottom, and the commercial market likely to weaken further. As a top player in a consolidating industry, we saw significant earnings potential in an economic recovery.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Woodward Governor	-0.59%

Armstrong World Industries	-0.56

Berkley (W.R.)	-0.48

Ethan Allen Interiors	-0.45

Pason Systems	-0.44

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,433 million

	Weighted Average P/E Ratio**	14.4x

	Weighted Average P/B Ratio	1.9x

	Weighted Average Portfolio Yield	1.0%

	U.S. Investments (% of Net Assets)	79.3%

	Non-U.S. Investments (% of Net Assets)	5.4%

	Fund Net Assets	$114 million

	Turnover Rate	31%

	Number of Holdings	100

	Symbol
	Investment Class	ROHHX
	Service Class	RYOHX
	R Class	ROHRX
	K Class	ROHKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

	ROH	Category Median	Best Quartile Breakpoint

Standard Deviation	19.91	20.39	19.38

Beta	1.19	1.20	1.14

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  35

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			9.20%

One-Year			-18.03

Three-Year			-9.32

Five-Year			-2.27

Since Inception (10/3/03)			1.12

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.33%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2008	-35.1%	2005	7.6%

2007	-7.4	2004	13.4

2006	16.8

TOP 10 POSITIONS % of Net Assets

USA Mobility			2.6%

Meadowbrook Insurance Group			2.5

ChinaCast Education			2.4

Neogen Corporation			2.3

Jos. A. Bank Clothiers			2.2

iGATE Corporation			2.1

First Defiance Financial			2.0

Houston Wire & Cable			1.9

CTS Corporation			1.9

North American Galvanizing & Coatings			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			20.6%

Health			18.6

Financial Intermediaries			16.2

Industrial Products			15.4

Industrial Services			12.9

Natural Resources			4.3

Consumer Services			3.5

Consumer Products			3.4

Miscellaneous			3.1

Cash and Cash Equivalents			2.0

Royce Discovery Fund

Manager’s Discussion

Micro-cap companies outperformed their more sizeable small-cap counterparts during the first half of 2009, a fact that was reflected in the first-half results for Royce Discovery Fund’s portfolio of micro-cap stocks. Royce Discovery Fund (RDF) was up 9.2% for the year-to-date period ended 6/30/09, outperforming both its benchmark, the Russell Microcap index, which rose 6.0%, and the small-cap Russell 2000, which was up 2.6%, for the same period.
     The opening six months of 2009 were quite volatile. The first quarter saw RDF down 13.5% versus respective declines of 15.2% and 15.0% for the Russell Microcap index and the Russell 2000. When the market rebounded in the second quarter, RDF benefited from its concentration in micro-cap stocks, as the smallest of the small led the recovery. For the quarter, the Fund gained 26.3% compared to the Russell Microcap index’s 25.0% gain and the Russell 2000’s 20.7% increase. The rally began with the recent small-cap low on 3/9/09, just before the end of the first quarter. From that March low through 6/30/09, RDF rose 53.9%, slightly underperforming the Russell Microcap Index, which gained 54.6%, but solidly outpacing the Russell 2000, which was up 48.9%.

     Smaller stocks began a new cycle with the new small-cap peak on 7/13/07. The cycle has thus far been bearish, the sort of period in which we would typically expect the Fund to hold more of it value than its benchmark. In that admittedly dismal context, we were pleased with the Fund’s results from the small-cap peak through 6/30/09, when RDF was down 36.5% for the period versus a decline of 44.7% for the Russell Microcap index and a loss of 38.8% for the Russell 2000. Removing the positive impact of the recent, so far short-term rally, and measuring from 7/13/07 through the recent small-cap low on 3/9/09, one sees the Fund had a loss of 58.7% compared to respective declines of 64.2% for the Russell Microcap and 58.9% for the Russell 2000.
     RDF’s strong absolute and relative first-half performance, especially during the second quarter, had a ripple effect on its longer-term performances. The Fund outperformed the Russell Microcap index for the one-, three-, five-year and since inception (10/3/03) periods ended 6/30/09, while it beat the Russell 2000 for the one-year and three-year periods.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

ChinaCast Education	1.74%

First Defiance Financial	1.50

iGATE Corporation	1.43

North American Galvanizing & Coatings	1.21

Olympic Steel	1.16

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2010 and at or below 1.99% through April 30, 2019.

             36  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

     The Fund’s propriety model was created to select a diversified portfolio of statistically inexpensive micro-cap companies that we regard as possessing above-average quality based on metrics that are built into this model. This means that we do not make subjective investigations into industries that to our other portfolio managers may look undervalued, a factor that helped some other Royce Funds so far this year. The model utilizes traditional measures, such as returns on invested capital, low debt, P/E, price-to-book, etc., and combines them with proprietary features. The result is a strict focus on bottom-up fundamentals and pricing inefficiencies. The model is not designed to identify specific catalysts for growth, other then the eventual recognition of the qualities for which it screens. The portfolio is diversified in an effort to reduce downside risk from individual holdings and to capture the small return efficiency of a large selection of stocks.
     It is important to note that we have not altered our proprietary model during the volatile markets of the past two years. For good or ill, we would expect to be out of sync with both the micro-cap and small-cap markets from time to time and especially over short-term periods. Moreover, it must be noted that explanations for the poor or positive performance of holdings, industries or sectors do not involve criteria used by the model. That said, all but one of the Fund’s nine equity sectors posted net gains during the first half of 2009. Technology, Industrial Services, and Industrial Products were the best performing sectors by a substantial margin. The Financial Intermediaries sector made a slightly negative contribution to performance. At the industry level, the metal fabrication and distribution group (from the Industrial Products sector) and commercial industrial services companies were the leaders.
     China-based education company ChinaCast Education was the best-performing holding for the year-to-date period. One of the Fund’s top holdings at the end of June, ChinaCast Education provides e-learning services and content to pre-schools, universities, government agencies and corporate enterprises in the People’s Republic of China. VAALCO Energy was the worst performing holding during the first half. The Houston-based company acquires, explores, and develops crude oil and natural gas properties.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

VAALCO Energy	-1.15%

Monarch Casino & Resort	-0.93

LaBarge	-0.74

Amerisafe	-0.74

Cardiac Science	-0.71

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$180 million

	Weighted Average P/E Ratio**	12.8x

	Weighted Average P/B Ratio	1.0x

	Weighted Average Portfolio Yield	1.1%

	U.S. Investments (% of Net Assets)	98.0%

	Non-U.S. Investments (% of Net Assets)	0.0%

	Fund Net Assets	$3 million

	Turnover Rate	15%

	Number of Holdings	100

	Symbol
	Service Class	RYDFX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

	RDF	Category Median	Best Quartile Breakpoint

Standard Deviation	19.70	20.39	19.38

Beta	1.15	1.20	1.14

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders  |  37

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			13.88%

One-Year			-15.14

Three-Year			-7.14

Five-Year			2.27

Since Inception (12/31/03)			2.25

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.20%

Net Operating Expenses			1.74

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2008	-35.4%	2005	12.2%

2007	-4.7	2004	15.1

2006	24.8

TOP 10 POSITIONS % of Net Assets

Waddell & Reed Financial Cl. A			2.8%

AllianceBernstein Holding L.P.			2.7

MSCI Cl. A			2.1

FBR Capital Markets			2.0

Kennedy-Wilson Conv.			2.0

Enstar Group			2.0

Ashmore Group			1.9

Erie Indemnity Cl. A			1.9

Lazard Cl. A			1.9

Western Union			1.9

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Investment Management			32.1%

Securities Brokers			17.9

Insurance			9.7

Information and Processing			9.4

Banking			8.2

Insurance Brokers			3.5

Securities Exchanges			3.1

Real Estate			1.5

Diversified Financial Services			0.6

Software			0.5

Specialty Finance			0.2

Miscellaneous			1.1

Preferred Stock			2.0

Cash & Cash Equivalents			10.2

Royce Financial Services Fund

Manager’s Discussion

We could not have been more pleased with the performance of Royce Financial Services Fund (RFS) during the first six months of 2009. The Fund was up 13.9% for the year-to-date period ended 6/30/09, outpacing its small-cap benchmark, the Russell 2000, which gained 2.6%, and the financial services sector of the Russell 2500 index, which declined 12.2%, for the same period. This result was particularly satisfying on the heels of a highly disappointing performance in 2008, during which the Fund managed to lose more than both its benchmark index and the financial services component of the Russell 2500 index. As experienced down market managers, we were especially frustrated by last year’s results.
     The bear market was alive and well through the early part of 2009. During the first quarter, the Fund fell 8.7%, versus respective losses of 15.0% and 21.3% for the Russell 2000 and the financial services companies in the Russell 2500 index. Losing less in poor markets means a great deal to us, and though typically short-term periods of any kind mean far less, one that was marked by steep double-digit declines provides something of an exception to that rule. We were also pleased that the Fund continued to outperform in the bullish second quarter, up 24.7% compared to gains of 20.7% for the Russell 2000 and 11.5% for the financial services sector in the Russell 2500 index.
     These recent results helped the Fund’s relative showings in the new, so far distinctly bearish, market cycle that began in the summer of 2007. From the last small-cap peak on 7/13/07 through the recent small-cap market low on 3/9/09, RFS was down 56.6% versus respective losses of 58.9% for its benchmark and 62.0% for the financial services sector of the Russell 2500 index. Extending this period through the end of June, thus including the recent rally, one finds that the Fund fell 31.4%, while the Russell 2000 declined 38.8% and the financial services component of the Russell 2500 index lost 46.5%. From the March small-cap low through 6/30/09, RFS gained an eye-catching 58.2%, while its benchmark was up 48.9% and the financial services companies in the Russell 2500 index were up 40.6%.
     The bulk of the Fund’s net gains in the first half came from its holdings in the investment management industry. This is a business in which we have often invested both in RFS and in
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Waddell & Reed Financial Cl. A	1.97%

Ashmore Group	1.25

Federated Investors Cl. B	1.13

GAMCO Investors Cl. A	0.87

U.S. Global Investors Cl. A	0.79

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain Service Class’s net direct annual operating expense ratio at or below 1.49% through April 30, 2010. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             38  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

other Royce-managed portfolios, mostly owing to what we believe is a deep knowledge of the business. After many asset management firms began to suffer in the early stages of the subprime implosion (regardless of the respective levels of exposure to toxic mortgage debt), we built positions in those companies in which we had the greatest confidence. The woes of firms such as Lehman Brothers, Merrill Lynch and AIG—none of which we held in RFS’s portfolio—only did more damage to asset levels and share prices. However, our long-term perspective made us still-eager buyers or holders of small-cap asset management companies with what we thought were strong fundamentals and excellent businesses. We were very pleased, then, to see the group bounce back in the first half.
     Waddell & Reed Financial was both the Fund’s largest holding at the end of June and its top contributor to first-half performance. The firm primarily serves retail clients via registered investment advisors and third-party broker/dealers; it also does business with large institutional clients. The company experienced strong fund flows during the first quarter, especially into its larger portfolios. Moreover, its largest fund posted strong relative performance and thus attracted more investors. The company’s newer fixed income products gained traction owing to investors’ flights to safety, along with the firm’s increased marketing and distribution efforts. We also think that its business could continue to benefit as its independent broker/dealer channel takes market share from traditional Wall Street houses. Finally, attention to cost control in this tougher market environment drove its margin expansion.

     Ashmore Group is a London-based asset manager that specializes in emerging markets. We were drawn to its strong balance sheet and think that its area of focus will gain in importance in the global economy. It was a top-ten holding at the end of June. Federated Investors manages more than $400 billion in money market assets. It too benefitted from more risk-conscious investors looking for safer havens during the first quarter. The company also picked up market share as smaller competitors left the money fund management business because they lacked the scale for these investments to be profitable offerings.
     Banking and insurance stocks continued to suffer in the first half. We held our shares of Wilmington Trust in the hope that its strong fee-based businesses can ultimately win out over the negative effect of some of its loans. W.R. Berkley has a hard-won reputation for survival in the toughest times for property and casualty insurers, but its stock price continued to fall as pricing has been weak throughout its industry.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Wilmington Trust	-0.63%

Berkley (W.R.)	-0.54

EFG International	-0.50

Interactive Brokers Group Cl. A	-0.44

Boston Private Financial Holdings	-0.41

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,654 million

	Weighted Average P/E Ratio**	16.2x

	Weighted Average P/B Ratio	1.9x

	Weighted Average Portfolio Yield	2.8%

	U.S. Investments (% of Net Assets)	63.5%

	Non-U.S. Investments (% of Net Assets)	26.3%

	Fund Net Assets	$12 million

	Turnover Rate	20%

	Number of Holdings	100

	Symbol
	Service Class	RYFSX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (23% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

	RFS	Category Median	Best Quartile Breakpoint

Standard Deviation	19.22	21.87	20.33

Beta	1.16	1.26	1.05

*Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 36 financial services objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders   |   39

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			11.48%

One-Year			-19.94

Three-Year			-5.14

Five-Year			1.99

Since Inception (5/3/04)			2.05

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.72%

Net Operating Expenses			1.70

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2008	-31.5%	2006	19.9%

2007	0.0	2005	7.3

TOP 10 POSITIONS % of Net Assets

A.F.P. Provida ADR			1.7%

Kennedy-Wilson Conv.			1.6

Randgold Resources ADR			1.6

Northern Trust			1.5

Cousins Properties			1.4

AllianceBernstein Holding L.P.			1.3

SEI Investments			1.3

Cabot Corporation			1.2

Erie Indemnity Cl. A			1.1

Cohen & Steers			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services			19.0%

Financial Intermediaries			18.1

Industrial Products			14.7

Industrial Services			9.9

Natural Resources			5.4

Technology			4.7

Consumer Products			4.6

Consumer Services			4.3

Health			2.2

Utilities			0.6

Miscellaneous			4.7

Preferred Stocks			2.2

Cash and Cash Equivalents			9.6

Royce Dividend Value Fund

Managers’ Discussion

Royce Dividend Value Fund (RDV) performed nicely in what was a volatile first half for equities. RDV outperformed the Russell 2000 for the year-to-date period ended 6/30/09, up 11.5% versus a gain of 2.6% for the benchmark. The current year began much as the previous one ended, with falling stock prices throughout the market. RDV managed well through 2009’s first quarter, down 9.0% versus a loss of 15.0% for the Russell 2000. After the most recent small-cap market trough on 3/09/09, share prices rebounded sharply through early June before slipping again. After losing ground in five of the last six quarters, the second quarter of 2009 was a welcome relief with major domestic equity indices enjoying substantial rebounds. RDV largely kept pace with its small-cap benchmark during the upswings that characterized the second quarter, posting a 22.5% gain, compared to it benchmark’s increase of 20.7%.

     The recent rally began on 3/9/09, just before the end of the first quarter. From the small-cap low through 6/30/09, RDV narrowly outpaced the Russell 2000, up 49.2% versus 48.9%. It was a strong short-term showing considering that quality-oriented dividend-paying stocks did not perform as well as many of their lower-quality siblings during the rally. In fact, stocks with no dividend yield far outpaced those with a dividend for the second quarter and year-to-date periods. To be sure, we continue to regard dividends as an accurate gauge of a company’s quality. It has always seemed to us that the habit of paying dividends is an excellent measure of a company’s underlying strength. Thus, we continue to view the Fund’s portfolio of mostly dividend-paying micro-, small- and mid-cap stocks, especially in today’s volatile market, as an exciting opportunity.
     Smaller stocks began a new cycle with the new small-cap market peak on 7/13/07. The cycle has thus far been primarily bearish, the sort of period in which we would typically expect the Fund to hold substantially more of its value than its benchmark. Although it represents a short-term period, we were pleased with the Fund’s relative results from the small-cap peak through 6/30/09, when RDV was down 30.1%
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Federated Investors Cl. B	1.36%

Randgold Resources ADR	1.35

A.F.P. Provida ADR	1.18

Penske Automotive Group	0.97

Pegasystems	0.89

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain Service Class’s net direct annual operating expense ratio at or below 1.49% through April 30, 2010 and at or below 1.99% through April 30, 2019. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             40  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

versus a decline of 38.8% for the Russell 2000. The Fund outperformed its benchmark for the one-, three-, five-year and since inception (5/3/04) periods ended 6/30/09.
     All but two of the Fund’s nine equity sectors positively contributed to performance during the first half of 2009. Financial Services, Consumer Services and Natural Resources were the Fund’s best-performing sectors. Within these areas, investment management, retail stores, and precious metals and mining were the best performing industries. Only holdings in the Financial Intermediaries and Industrial Services sectors showed net losses, with the transportation and logistics group and insurance companies the loss leaders within these sectors, followed by banks and industrial distribution businesses. The disparity in performance for the Financial Services and Financial Intermediaries sectors was interesting. These businesses have historically occupied a sizeable portion of the portfolio, mostly because they generally boast above-average dividend yields. Our focus over the past several quarters has been on the investment management and insurance industries, while we remain underweight in the banking industry because valuations and balance sheets have not looked compelling enough for us to make any additional significant investments.

     At the end of June, four of the Fund’s top 10 holdings were in the investment management industry, and five of the Fund’s top 10 contributors in the first half also came from this group. Federated Investors is an investment manager with more than $400 billion in money market assets. The company benefitted from a flight to safety by investors in the first quarter. It has also been gaining market share as smaller competitors exited its primary business as they lacked the scale for money markets to be highly profitable offerings. We have long liked the business of Chilean private pension fund administrator and investment manager A.F.P. Provida and were pleased to see its share price begin to recover in the first half. An exception to the terrific performances in investment management was the declining stock price of Apollo Investment, a business development company involved in PIPES (private investment in public equity) as well as providing direct equity capital or loans to middle market businesses. Spotty earnings and a decline in its dividend kept investors away, though we held our shares. Elsewhere in the portfolio, the price of gold miner Randgold Resources also shone.
     Pacer International is a transportation and logistics business that suffered in the wake of an earnings miss and the suspension of its dividend. Liking its prospects in an economic recovery, we held our shares.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

Pacer International	-1.03%

Apollo Investment	-0.53

Zenith National Insurance	-0.45

Lexington Realty Trust	-0.42

Cabot Corporation	-0.40

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,251 million

	Weighted Average P/E Ratio**	13.9x

	Weighted Average P/B Ratio	1.6x

	Weighted Average Portfolio Yield	3.1%

	U.S. Investments (% of Net Assets)	76.3%

	Non-U.S. Investments (% of Net Assets)	14.1%

	Fund Net Assets	$11 million

	Turnover Rate	35%

	Number of Holdings	156

	Symbol
	Investment Class	RDVIX
	Service Class	RYDVX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

	RDV	Category Median	Best Decile Breakpoint

Standard Deviation	17.36	20.39	18.14

Beta	1.05	1.20	1.06

*Five years ended 6/30/09. Category Median and Best Decile Breakpoint based on 320 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders   |  41

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*	22.74%

One-Year	-30.70

Since Inception (12/29/06)	-14.91

ANNUAL EXPENSE RATIO

Gross Operating Expenses	3.52%

Net Operating Expenses	1.79

* Not annualized

TOP 10 POSITIONS % of Net Assets

Banque Privée Edmond de Rothschild	2.5%

Mayr-Melnhof Karton	2.2

Spirax-Sarco Engineering	2.2

Randgold Resources	2.0

GIMV	2.0

Vaisala Cl. A	2.0

Rational	1.9

Centamin Egypt	1.9

Lamprell	1.9

Alten	1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	20.9%

Natural Resources	15.6

Consumer Products	12.0

Financial Services	10.5

Health	9.4

Technology	8.4

Financial Intermediaries	6.1

Consumer Services	4.5

Industrial Services	3.0

Cash and Cash Equivalents	9.6

Royce European Smaller-Companies Fund

Manager’s Discussion

It seemed only fair, or at least fitting, after offering no alternative to the travails of the domestic stock market in 2008, that many European and other international stocks showed equally (if not more) encouraging signs of recovery during the first half of 2009. Royce European Smaller-Companies Fund (RES) gained 22.7% for the year-to-date period ended 6/30/09, trailing the 27.8% return for its benchmark, the MSCI Europe Small Core index, for the same period. After losing less than its benchmark in 2008, we were not terribly surprised by the Fund’s underperformance in the first half. More importantly, we were pleased with the Fund’s showing on an absolute basis.
     We were mildly disappointed with RES’s results in the first quarter, a period in which the bear began to relent, but only to a degree. Between January and March, the Fund lost 8.5% versus a decline of 6.8% for the MSCI Europe Small Core. However, the Fund held a relative advantage over its benchmark during the far more dramatic down market periods in the third and fourth quarters of 2008, so some give-back was not unexpected. When share prices began to heat up in March, the Fund participated, though it continued to trail the European index, gaining 34.1% compared to 37.0% for the benchmark in the second quarter.

     The current market cycle for domestic small-cap stocks that began in July 2007—marking the official beginning of the bear market for small-cap stocks—has continued to be equally difficult for international stocks as well. From the recent small-cap peak on 7/13/07 through 6/30/09, the Fund fell 40.2% compared to a 49.3% loss for the European small-cap index. (The domestic small-cap Russell 2000 index was down 38.8% during the same period.) This period includes the rally that began off the domestic small-cap market low on 3/9/09. Measuring from the July 2007 peak through 3/9/09, RES lost 61.2%, while its benchmark was down 68.3%. From the March low through 6/30/09, RES gained 54.2% while the MSCI Europe Small Core index was up 60.0%. We were pleased that, within the dispiriting context of a severe bear market, the Fund outpaced its benchmark during these market cycle declines. RES also outperformed the MCSI Europe Small Core index for the one-year and since inception (12/29/06) periods ended 6/30/09.
      Natural Resources was the Fund’s top-contributing sector by a considerable margin, with Consumer Products, Industrial Products and Financial Services also posting notable net gains.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Hochschild Mining	2.48%

Northam Platinum	1.77

Sipef	1.73

Ashmore Group	1.67

Randgold Resources	1.35

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2010 and at or below 1.99% through April 30, 2019. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             42  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

At the industry level, companies in the precious metals and mining group made an outsized contribution to performance and were the primary drivers in the strong performance of the Natural Resources sector. The industry’s strong results came from rising commodity prices and a decline in mining costs. Improved commodity prices also seemed to make financing easier to obtain, and this easier access to capital also had a positive impact. These factors, along with solid earnings, helped to boost the share prices of London-based Hochschild Mining, a silver and gold mining company operating in North, Central and South America. We sold some shares in February and March as its stock price began to recover. We did the same for similar reasons during April and May with Northam Platinum, an integrated platinum group metals (PGM) producer based in South Africa. Investors seemed to recognize the value in the company’s low-cost Booysendal mine, an asset that we believe could substantially drive future growth. Northam’s scarcity value has increased because execution at the largest platinum producers has been uneven, and it is becoming clear that many projects undertaken by smaller miners may be shelved. M&A (merger and acquisition) activity in mining has been heating up again, and we think that Northam would make a terrific prize—it is the only vertically-integrated mid-tier platinum producer, has the industry’s highest recovered yield and its engineering expertise is top-notch.

      Elsewhere in the portfolio, we had success with Sipef. The company operates multiple businesses, including highly profitable palm oil and rubber plantations. We think that the palm oil business continues to offer terrific growth potential, particularly in China, India and elsewhere in Asia. After commodity prices fell dramatically in the second half of 2008, they popped back up in the first half of 2009, helping Sipef’s stock price to do the same. We trimmed our stake in March and April. Ashmore Group is a London-based asset manager that specializes in emerging markets. We were drawn to its strong balance sheet, think that its area of focus will gain in importance in the global economy and were pleased to see its share price climb.
     We were initially drawn to the private banking business and other fee-based operations of Swiss bank EFG International. At first encouraged by the company’s fast growth, we then became convinced that the firm could not manage this robust expansion effectively, which led us to sell our shares in March. A long-time Royce holding, Natuzzi designs and manufactures leather and fabric-upholstered furniture. Slackening demand led to disappointing results. We sold our shares in April.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

EFG International	-0.87%

Natuzzi ADR	-0.67

Takkt	-0.43

Begbies Traynor	-0.37

Burckhardt Compression Holding	-0.31

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$945 million

Weighted Average P/E Ratio**	10.5x

Weighted Average P/B Ratio	1.9x

Weighted Average Portfolio Yield	6.6%

Fund Net Assets	$5 million

Turnover Rate	18%

Number of Holdings	74

Symbol
Service Class	RISCX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/09).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United Kingdom	13.3%

Germany	11.5

France	11.3

Switzerland	9.2

South Africa	7.2

Belgium	4.3

Netherlands	4.2

Italy	4.1

Austria	4.0

Norway	3.7

Finland	3.5

United Arab Emirates	2.1

Jersey	2.0

Australia	1.9

Denmark	1.5

Peru	1.5

Sweden	1.5

Mexico	1.4

Egypt	0.9

Hong Kong	0.8

Greece	0.5

The Royce Funds 2009 Semiannual Report to Shareholders  |  43

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*	22.84%

One-Year	-30.48

Since Inception (12/29/06)	-6.58

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.27%

Net Operating Expenses	2.02

* Not annualized

TOP 10 POSITIONS % of Net Assets

Industrias Bachoco ADR	3.2%

Mayr-Melnhof Karton	2.8

Unit Corporation	2.7

Knight Capital Group Cl. A	2.6

Sims Metal Management ADR	2.4

Carl Zeiss Meditec	2.3

Sipef	2.2

Pfeiffer Vacuum Technology	2.2

Ensign Energy Services	2.2

Semperit AG Holding	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	26.3%

Industrial Products	22.8

Financial Services	11.9

Consumer Products	10.9

Technology	5.9

Health	6.2

Financial Intermediaries	3.4

Industrial Services	2.9

Consumer Services	1.0

Preferred Stock	1.9

Cash and Cash Equivalents	6.8

Royce Global Value Fund

Managers’ Discussion

In the world of equities, there was no place to hide in the big bear market of 2008, so it was very good news to see a robust recovery for so many stocks across the globe during the first half of 2009. Royce Global Value Fund (RGV) gained 22.8% for the year-to-date period ended 6/30/09, comfortably ahead of its global small-cap benchmark, the MSCI WORLD Small Core index, which rose 14.7% for the same period. After losing less than its benchmark in 2008, the Fund posted strong absolute results in the first half, which were more gratifying to us than its wide margin of outperformance over its benchmark.
     Especially noteworthy was the way in which RGV’s year-to-date results were achieved, with solid relative down market performance early in the year and a strong absolute return in the spring upswing. During the still-bearish first quarter, the Fund lost 5.7% versus a decline of 10.5% for the MSCI World Small Core. Stock prices started to show renewed signs of life early in March and continued to rise mostly unimpeded into early June. The Fund participated fully in this so far short-term bullish phase, up 30.2% compared to 28.1% for its benchmark.

     The U.S. small-cap market’s troubles began following their most recent peak in July 2007. The current cycle has been very difficult, and has affected stocks more or less equally all over the globe. In this context of a major global downturn, we were satisfied with RGV’s relative showing. From the recent small-cap peak on 7/13/07 through the recent small-cap market low on 3/9/09, the Fund fell 53.4%, while the MSCI World Small Core declined 61.3%. (The domestic small-cap Russell 2000 index was down 58.9% during the same period.) Extending this period to account for the rally that began off the domestic small-cap market low on 3/9/09 also showed the Fund with an advantage. From the July 2007 peak through 6/30/09, RGV lost 30.2%, while its benchmark was down 41.0%. From the March low through 6/30/09, RGV gained 49.6% versus a gain of 52.6% for the MSCI World Small Core index. RGV also outperformed its global small-cap benchmark for the since inception (12/29/06) period ended 6/30/09.
     Although all but one of the Fund’s sectors finished the first half in the black, three made outsized positive contributions to first-half performance—Natural Resources, Consumer
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Sipef	1.87%

Sims Metal Management ADR	1.69

CF Industries Holdings	1.41

Ivanhoe Mines	1.32

Northam Platinum	1.26

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2010. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             44  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

Products and Industrial Products. The first of these three areas saw strong gains from holdings in the precious metals and mining group and energy services companies. Precious metals and mining holdings profited from stable or rising commodity prices and a decline in mining costs. Improved commodity prices also had the apparent effect of making financing easier to obtain, which in turn seemed to help stock prices. Ivanhoe Mines, Northam Platinum and Fresnillo were the leaders in this group. In the energy services group, the top contributor was contract driller and well servicer Ensign Energy Services. A long-time Royce favorite, this Canadian firm posted positive (though declining) earnings, which seemed to be all that was necessary to attract investors anticipating higher energy prices. We took some gains in June.
      Top-ten position Sipef operates highly profitable palm oil and rubber plantations. We think that the palm oil business continues to offer terrific growth potential, particularly in China, India and elsewhere in Asia. After commodity prices fell dramatically in the second half of 2008, they popped back up in the first half of 2009, helping Sipef’s stock price to do the same. We sold some shares in February and March. The core business of Sims Metal Management, the world’s largest scrap metal recycler, gradually started to stabilize after an uptick in prices materialized from a stimulus-driven increase in demand from China, other Asian countries and Turkey. Sims also began to see a modest pick-up in orders from U.S. mills as destocking ran its course. The firm’s philosophy of managing its business for cash flow allowed it to use its strong balance sheet to make two acquisitions (one occurring in July 2009) of strategically located weaker competitors. Although we reduced our position in the first half, it was a top-ten holding at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09
     Woodward Governor manufactures energy control systems for commercial and military aircraft. Its stock price plunged as the company announced a large acquisition around the same time it revised downward its outlook for the year due to continuing softening conditions in aircraft manufacturing. We sold our shares as the acquisition caused more balance sheet dilution than we could live with. Another long-time Royce position did not participate in the first-half recovery. Lincoln Electric Holdings is a welding and cutting products maker that suffered from the recession’s effect on its business, though we think that it’s likely to benefit from a re-start in global infrastructure construction, which we anticipate should occur in the intermediate term, especially with stimulus plans here in the U.S. and in China.

Woodward Governor	-0.97%

Lincoln Electric Holdings	-0.93

Kennametal	-0.65

Pason Systems	-0.49

Manitou BF	-0.47

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,025 million

Weighted Average P/E Ratio**	10.8x

Weighted Average P/B Ratio	1.7x

Weighted Average Portfolio Yield	2.2%

Fund Net Assets	$36 million

Turnover Rate	33%

Number of Holdings	63

Symbol
Service Class	RIVFX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 6/30/09).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United States	21.1%

Canada	18.9

Germany	8.5

France	5.7

South Africa	5.2

Austria	5.0

Mexico	4.4

Belgium	4.2

Switzerland	3.6

United Kingdom	3.2

Australia	2.4

Brazil	1.9

Italy	1.7

Cayman Islands	1.6

Finland	1.4

Denmark	1.3

Jersey	1.3

United Arab Emirates	1.2

China	0.6

The Royce Funds 2009 Semiannual Report to Shareholders  |  45

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*	5.81%

One-Year	-24.94

Since Inception (9/28/07)	-15.14

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.76%

Net Operating Expenses	1.49

* Not annualized
TOP 10 POSITIONS % of Net Assets

Alliant Techsystems	2.2%

Western Union	1.9

Dionex Corporation	1.9

AllianceBernstein Holding L.P.	1.9

PerkinElmer	1.7

CARBO Ceramics	1.7

Steel Dynamics	1.7

Advisory Board (The)	1.6

Zebra Technologies Cl. A	1.5

National Instruments	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	20.6%

Industrial Products	14.9

Industrial Services	14.7

Financial Services	9.5

Financial Intermediaries	8.2

Natural Resources	6.7

Health	6.1

Consumer Products	3.3

Diversified Investment Companies	1.5

Utilities	1.5

Miscellaneous	4.4

Cash and Cash Equivalents	8.6

Royce SMid-Cap Value Fund

Managers’ Discussion

The stock market rallied near the mid-point of the first half of 2009, allowing Royce SMid-Cap Value Fund (RSV) to turn its performance around and head into positive territory. RSV was up 5.8% for the year-to-date period ended 6/30/09, slightly underperforming its benchmark, the Russell 2500, which was up 6.5% for the same period. RSV declined 12.8%, a bit more than its benchmark, which lost 11.4%, in the first quarter. There was a change-up, though, in the more dynamic second quarter, in which the Fund gained 21.3%, edging out the benchmark, which was up 20.3%. During the recent rally that began off the recent small-cap low on 3/9/09 and continued through 6/30/09, the Fund rose 41.8%, though it lagged the Russell 2500, which was up 46.8% for the same period.
     RSV has been in existence for slightly less than two years, a period that has been nothing short of traumatic for the market, and equally discouraging for the Fund. While negative performance is always disappointing, we were nonetheless somewhat encouraged by the Fund’s relative results. RSV outpaced the Russell 2500 for the one-year and since inception (9/28/07) periods ended 6/30/09.

     By a wide margin, the Financial Services and Industrial Products sectors made the largest positive contribution to performance in the first half, followed by Technology. While we have generally been cautious about investing in financial stocks, we have an ongoing enthusiasm for asset management companies. This is an area we think we know well, and in which we see strong potential going forward. It was an industry largely battered in the downturn, regardless of the degree to which companies were exposed to subprime. Stocks began to recover earlier in 2009. Waddell & Reed Financial markets its products mostly to retail investors but also has a solid institutional business. During the first quarter, the firm experienced strong fund flows into its larger portfolios, which posted strong relative performance and attracted additional investors. We think that the company could benefit from its independent broker-dealer channel taking market share from traditional Wall Street houses. Finally, its ability to control costs in a tougher market environment drove margin expansion. Federated Investors manages more than $400 billion in money market assets. The
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Reliance Steel & Aluminum	1.36%

Waddell & Reed Financial Cl. A	1.17

Federated Investors Cl. B	0.87

Oil States International	0.81

Life Technologies	0.79

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s estimated gross total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to limit net annual operating expenses to no more than 1.49% through April 30, 2010.

             46  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

company benefitted from a flight to safety by investors in the first quarter and has also been gaining market share as smaller competitors exited its primary business. We were happy to hold good-sized positions in both at the end of June, though we sold some shares in each stock as prices climbed. AllianceBernstein Holding is another asset manager in which the Fund has a significant position. While we were disappointed that this stock did not participate in the recent rally, we continue to have confidence in its management team and future prospects.
     Within the Industrial Products sector, metal fabrication and distribution companies and the industrial components group were the leading industries in terms of first-half performance. Reliance Steel & Aluminum, which had the greatest positive impact on the Fund’s results for the first half, processes and distributes metals. An acquisition in 2008 that was slated to be financed with equity was instead made by the firm taking on additional debt. Although concerned about the effect this had on the balance sheet, we re-initiated a position late in 2008 because we thought the firm’s well-managed business could rebound. We were pleased to see its stock price revive in the first half, which prompted us to begin selling our shares in April. Industrial Products was also home to a key detractor, Armstrong World Industries. The company is a leading laminate floor and ceiling manufacturer primarily serving the commercial marketplace. It has been successfully restructuring while serving a particularly challenging market for its products. However, we believe that the company’s strong balance sheet and continued favorable free cash flow ensure that Armstrong should remain a survivor.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09
     We were not as confident in the prospects for two other holdings. Leucadia National is a holding company with businesses as far flung as insurance, manufacturing, auto finance, medical products, gaming, oil and gas drilling, and real estate. The company suffered when a short-term mark-to-market price calculation driven by two of its underlying investments wreaked havoc on its stock price. That uproar has since tempered, and both underlying investments posted very strong results in the second quarter. We sold our position in March, with the thought that the insurance brokers who were also under duress from balance sheet issues and mark-to-market valuations would recover more rapidly due in part to improved pricing. We also sold our shares of oil and gas exploration and production company Cimarex Energy in March, as its declining revenues helped to convince us that better opportunities existed elsewhere in the market.

Leucadia National	-1.03%

Cimarex Energy	-0.76

HEICO Corporation	-0.68

KBR	-0.66

Armstrong World Industries	-0.53

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,168 million

Weighted Average P/E Ratio**	13.6x

Weighted Average P/B Ratio	1.8x

Weighted Average Portfolio Yield	1.4%

U.S. Investments (% of Net Assets)	88.7%

Non-U.S. Investments (% of Net Assets)	2.7%

Fund Net Assets	$7 million

Turnover Rate	128%

Number of Holdings	102

Symbol
Service Class	RMVSX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/09).

The Royce Funds 2009 Semiannual Report to Shareholders  |  47

CUMULATIVE TOTAL RETURNS Through 6/30/09

Jan-June 2009*	19.46%

One-Year	-16.50

Since Inception (6/30/08)	-16.50

ANNUAL EXPENSE RATIO

Gross Operating Expenses	3.75%

Net Operating Expenses	1.73

TOP 10 POSITIONS % of Net Assets

Magma Energy	2.4%

Enstar Group	1.7

Lazard Cl. A	1.7

Grupo Aeroportuario del Pacifico ADR	1.2

Major Drilling Group International	1.2

Greenlight Capital Re Cl. A	1.1

Claymore/AlphaShares China Small Cap Index ETF	1.1

Banque Privée Edmond de Rothschild	1.1

Spirax-Sarco Engineering	1.1

Ensign Energy Services	1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries	15.0%

Financial Services	13.0

Natural Resources	13.0

Industrial Products	9.2

Industrial Services	9.2

Consumer Products	6.0

Health	5.2

Technology	3.6

Consumer Services	2.4

Diversified Investment Companies	1.4

Preferred Stocks	1.1

Cash and Cash Equivalents	20.9

Royce International Smaller-Companies Fund

Manager’s Discussion

The recent bear market has been a global phenomenon, with overseas equity markets suffering the same plummeting price levels as their compatriots in the U.S. Fortunately, most international stock markets also began to roar back with fast-rising prices during the first half of 2009. Royce International Smaller-Companies Fund (RIS), which invests primarily in non-U.S. securities, gained 19.5% for the year-to-date period ended 6/30/09, trailing its benchmark, the MSCI World ex-U.S.A. Small Core index, which climbed 22.1% for the same period. While a bit disappointed with the Fund’s relative return, we were very satisfied with the Fund’s performance on an absolute basis.
     During the first quarter, the bear was still clawing away, driving share prices lower. The Fund was down 10.3% in 2009’s opening quarter versus a loss of 8.9% for its international small-cap benchmark. With so slight a margin, we were not too discouraged by RIS’s first-quarter performance, especially since the Fund also lost less than its benchmark during both of the more severe down quarters that closed out 2008. The markets began to recover early in March, kicking off a rally that extended into June and encapsulated most of the next quarter. RIS was up 33.2% during the second quarter, again slightly underperforming the MSCI World ex-U.S.A. Small Core index, which gained 34.1% for the same period.
     The period from the recent U.S. small-cap peak on 7/13/07 through the end of June 2009 was mostly a dismal one for equities, something that can be seen all too clearly in the results for both the Fund and its benchmark from the former’s inception one year ago. From 6/30/08 through the recent small-cap low on 3/9/09, RIS was down 46.5% versus a loss of 54.0% for its benchmark. For the full year, the Fund fell 16.5%, losing far less than its benchmark, which declined 29.6% for the same period. During the recent rally, that is, from the small-cap low on 3/9/09 through 6/30/09, RIS gained 55.5%, ahead of the 53.1% return for the MSCI World ex-U.S.A. Small Core index. Of course, we continue to prefer longer-term performance periods as the most accurate gauge of any investment’s worth. Lacking these, and owing to the portfolio’s brief existence, we were pleased with its relative advantages over its benchmark even as we remain underwhelmed by the Fund’s absolute performance since inception.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/09

Claymore/AlphaShares China Small Cap Index ETF	1.72%

Greenlight Capital Re Cl. A	0.96

Ashmore Group	0.94

Lamprell	0.77

Randgold Resources ADR	0.75

*Includes dividends

Important Performance and Expense Information
 All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.69% through April 30, 2010 and at or below 1.99% through April 30, 2019. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             48  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

     We have been actively seeking what we regard as attractive opportunities in Asian stocks during the last few years, and one significant contributor to first-half performance reflected our high conviction in the importance of these markets. Many Asian stock markets have been enjoying even more vigorous rallies than those in the U.S. after enduring similar woes in 2008, which showed in the very impressive results for the Fund’s top contributor, Claymore/AlphaShares China Small Cap, an ETF (exchange-traded fund) that seeks to replicate the performance of publicly traded mainland China-based small-capitalization companies. We reduced our position in April at a solid net gain.
     The top-performing sectors in the portfolio were Financial Services and Financial Intermediaries. The first was driven by strong contributions from holdings in the investment management industry, an area in which we have long chosen to invest, owing to what we think is a wide and deep knowledge of the field. Ashmore Group is a London-based asset manager that specializes in emerging markets. We were drawn to its strong balance sheet, think that its area of focus will gain in importance in the global economy and were pleased to see its share price climb. Its results were not stellar, but many companies that performed in line with expectations—that is, that did not become worse—found their shares in demand during the rally. Greenlight Capital Re, through its subsidiary, Greenlight Reinsurance, operates as a specialty property and casualty reinsurer. We were drawn to the Cayman Islands-based company’s investment portfolio as much as to its well-run business. Each is managed with what we think is precisely the appropriate kind of conservative stewardship. Its stock seemed to benefit from the announcement in February that the company generated positive cash flow from operations in 2008. It was a top-ten holding at the end of June.

      Our initial attraction to EFG International was to its private banking business and other fee-based operations. At first encouraged by the company’s fast growth, we then became convinced that the firm could not manage this robust expansion effectively, which prompted us to sell our shares in March. We were also disappointed by the short-term results for Japanese footwear and apparel wholesaler and retailer ABC-MART. Its stock price started the year on a down note and continued to fall after the company reported disappointing sales in March. Our thought at the end of June was that this conservatively capitalized business was still capable of turning things around when the economy recovers.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/09

EFG International	-0.69%

ABC-MART	-0.41

Logitech International	-0.33

Mochida Pharmaceutical	-0.24

Nissay Dowa General Insurance	-0.22

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,146 million

Weighted Average P/E Ratio**	13.4x

Weighted Average P/B Ratio	1.7x

Weighted Average Portfolio Yield	2.7%

Fund Net Assets	$5 million

Turnover Rate	7%

Number of Holdings	183

Symbol
Service Class	RYGSX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (17% of portfolio holdings as of 6/30/09).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

Canada	14.1%

Japan	11.7

United Kingdom	6.5

Mexico	4.6

Switzerland	4.6

Bermuda	3.3

Germany	3.3

Hong Kong	3.3

France	3.2

Italy	2.5

United States	2.4

South Africa	2.2

Australia	1.9

China	1.8

Singapore	1.6

Cayman Islands	1.3

South Korea	1.3

United Arab Emirates	1.3

Brazil	1.1

Belgium	1.0

Luxembourg	0.8

Netherlands	0.8

Egypt	0.7

Jersey	0.7

Austria	0.6

Finland	0.6

Norway	0.5

Sweden	0.5

Greece	0.3

British Virgin Islands	0.2

Denmark	0.2

Peru	0.2

The Royce Funds 2009 Semiannual Report to Shareholders  |  49

CUMULATIVE TOTAL RETURNS Through 6/30/09

Since Inception (2/27/09)	28.00%

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.75%

Net Operating Expenses	1.49

TOP 10 POSITIONS % of Net Assets

Berkshire Hathaway Cl. B	4.2%

Knight Capital Group Cl. A	3.1

Exxon Mobil	2.5

Industrias Bachoco ADR	2.3

Unit Corporation	2.3

UltraShort 20+ Year Treasury ProShares	2.2

Franklin Resources	2.1

Reliance Steel & Aluminum	2.1

Silver Standard Resources	2.0

Ivanhoe Mines	2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	23.1%

Industrial Products	13.4

Financial Intermediaries	7.2

Financial Services	7.1

Technology	5.5

Consumer Products	5.4

Industrial Services	2.3

Diversified Investment Companies	2.2

Cash and Cash Equivalents	33.8

Royce Focus Value Fund

Manager’s Discussion

It’s not every day that an asset manager can start a new portfolio so close to a low point in the market. And while we would love to be able to say that we intentionally timed the introduction of Royce Focus Value Fund (RFV) to closely coincide with such a period, the truth is that our timing was pure serendipity. In any case, we were very pleased with RFV’s early short-term results on an absolute basis. The Fund gained 28.0% for the since inception (2/27/09) period ended 6/30/09, trailing its benchmark, the Russell 2500 index, which was up 31.3% for the same period. With such a strong absolute showing, we were only slightly disappointed by the Fund’s relative results.
     In its truncated first quarter—the period from its February inception through 3/31/09—the Fund was up 8.0% compared to a 9.1% return for its micro-, small- and mid-cap benchmark. Stock prices began to rise quickly off the recent small-cap market low in early March and climbed more or less steadily into June. During the second quarter, the Fund rose 18.5% versus a 20.3% return for its benchmark. Unsurprisingly, results from the low on 3/9/09 through 6/30/09 paralleled the pattern of both since-inception and second-quarter returns, with RFV gaining 29.5% versus 46.8% for the Russell 2500.

     The Fund’s investment universe is a larger one than what we have traditionally used in The Royce Funds. In the past, we periodically ran screens on larger securities to see how many would meet our exacting standards of strong balance sheets, the ability to generate free cash flow, high returns on invested capital and an attractively discounted share price. The number of candidates was nearly always small. However, we began to think that these names would be worth including in a portfolio that would mostly consist of companies with market capitalizations up to $10 billion (our definition of the combined micro-cap, small-cap and mid-cap universes). Needless to say, the severe bear market has added a few more names to that list of what we thought were attractively valued larger companies. We thus began to construct the portfolio in late February with a limited number of smaller-company names that enjoyed our highest confidence, along with some larger-cap favorites that are new to our portfolios.
     Industrias Bachoco is Mexico’s leading poultry producer and also produces and distributes eggs, swine, and animal feed. We like its dominant market share and attractive fundamentals.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Inception Through 6/30/09

Schnitzer Steel Industries Cl. A	1.77%

Sims Metal Management ADR	1.68

Industrias Bachoco ADR	1.55

Unit Corporation	1.43

Franklin Resources	1.42

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2012.

             50  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

The firm’s sales continued to grow, a fact that did not escape investors, who helped its stock to do the same. The core business of Sims Metal Management, the world’s largest scrap metal recycler, gradually started to stabilize after an uptick in prices materialized from a stimulus-driven increase in demand from China, other Asian countries and Turkey. Sims also began to see a modest pick-up in orders from U.S. mills as destocking ran its course. The firm’s philosophy of managing its business for cash flow allowed it to use its relatively debt-free balance sheet to make two acquisitions (one occurring in July 2009) of strategically located weaker competitors. Scrap metal recycling business Schnitzer Steel Industries also did well in the Fund’s opening performance period, as did metals processor and distributor Reliance Steel & Aluminum, and GrafTech International, the world’s leading manufacturer of graphite electrodes, a key input (with no substitute) in steel manufacturing. Each stock’s success was mostly attributable to investors looking to metals-related stocks in anticipation of an industrial recovery in the second half of 2009. While these three companies (as well as Sims) experienced no significant improvement in fundamentals, modest growth or even “not getting worse” translated into “good” for many investors during the rally. Long-time Royce favorite Unit Corporation and asset manager Franklin Resources were both first purchased in early March, near the market’s low.
     Other investors sought safety, and flew toward quality, which seemed to benefit Fresnillo, a Mexican company that is the world’s largest primary silver producer and Mexico’s second largest gold producer. The company’s growth profile—a credible project pipeline to increase production by as much as 100% within the next eight years—is putting distance between it and its peers that lack equally strong late-stage exploration projects. Despite a recent wage hike, its cash costs remained low for its industry, and production numbers beat estimates. In addition, silver prices climbed nearly 20% in the first half of 2009.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Inception Through 6/30/09
     Of course, even in the good times, there were small disappointments. The stock price of mineral exploration and development company Ivanhoe Mines began to cool down in May after rebounding earlier in the second quarter. However, it still made a small positive contribution to performance. The Fund’s only true detractor for its opening performance period was Sanderson Farms. The stock of this domestic chicken processor and distributor fared almost as well as its Mexican peer in the portfolio, but we did not buy shares until early June, and its price dropped a bit near the end of the month.

Sanderson Farms	-0.13%

Partners Group Holding	0.01

PICO Holdings	0.08

WaterFurnace Renewable Energy	0.11

Corning	0.13

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$4,408 million

Weighted Average P/E Ratio**	13.3x

Weighted Average P/B Ratio	1.8x

Weighted Average Portfolio Yield	1.0%

U.S. Investments (% of Net Assets)	56.9%

Non-U.S. Investments (% of Net Assets)	9.3%

Fund Net Assets	$3 million

Turnover Rate	12%

Number of Holdings	40

Symbol
Service Class	RYFVX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/09).

The Royce Funds 2009 Semiannual Report to Shareholders  |  51

CUMULATIVE TOTAL RETURNS Through 6/30/09

Since Inception (4/27/09)	2.60%

ANNUAL EXPENSE RATIO

Gross Operating Expenses	1.75%

Net Operating Expenses	1.49

TOP 10 POSITIONS % of Net Assets

UltraShort 20+ Year Treasury ProShares	2.6%

Morningstar	2.1

CARBO Ceramics	2.0

Randgold Resources ADR	1.6

State Street	1.6

Potash Corporation of Saskatchewan	1.6

Nucor Corporation	1.5

Bank of New York Mellon (The)	1.5

MasterCard Cl. A	1.4

Hunter Douglas	1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services	11.9%

Financial Intermediaries	9.5

Industrial Services	8.1

Natural Resources	6.0

Industrial Products	4.4

Diversified Investment Companies	3.7

Consumer Products	1.4

Consumer Services	0.5

Cash and Cash Equivalents	54.5

Royce Partners Fund

Manager’s Discussion

Its opening performance period was very brief, but nonetheless encouraging. Royce Partners Fund (PTR) was up 2.6% for the since inception (4/27/09) period ended 6/30/09, underperforming its benchmark index, the Russell 2500, which was up 7.8% for the same period. Having been launched in the midst of a powerful rally for equities of all sizes and styles does not say the most for our timing—introducing the Fund a month or two earlier would likely have nicely enhanced returns. On one hand, the Fund avoided the first-quarter downdraft, but it also missed the initial thrust of the rally from the recent small-cap market low on 3/9/09 through its inception date. The Fund slightly outperformed its benchmark index during May, gaining 3.3% versus 3.0% for the Russell 2500, while in the more volatile market of June, the Fund lost 0.7% versus a gain of 1.1% for its benchmark.
     Along with Royce Heritage and Focus Value Funds, PTR is somewhat unique among our offerings, as it may invest in stocks of any market capitalization. Its portfolio offers greater flexibility in cap size based on our belief that we can apply our usual exacting standards to companies outside our traditional capitalization range, which we think can be particularly effective in the current bear market. However, we also expect that a significant portion of the Fund’s assets will be invested in micro-cap, small-cap and mid-cap companies, those with market capitalizations up to $10 billion. Of course, we will base the assessment of a company under consideration for the portfolio on those same principles that have guided us through four decades of asset management—a strong balance sheet, high returns on invested capital, the ability to generate free cash flow and our ability to purchase shares at a price significantly below our estimate of the company’s current worth.
     During the short period from inception through the end of June, all but one of the Fund’s nine equity sectors positively contributed to performance. Financial Intermediaries, Natural Resources, and Consumer Products were the best-performing sectors, while Consumer Services posted a marginal net loss. At the industry level, the home furnishing and appliances group, banking stocks, and precious metals and mining companies were the leaders, while the insurance brokers group posted the largest net loss, albeit a slight one.
GOOD IDEAS THAT WORKED Top Contributors to Performance* Inception Through 6/30/09

Hunter Douglas	0.56%

Randgold Resources ADR	0.42

Bank Sarasin & Cie Cl. B	0.32

GrafTech International	0.26

Claymore/AlphaShares China Small Cap Index ETF	0.24

*Includes dividends

Important Performance and Expense Information
 All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2012.

             52  |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

     Hunter Douglas is the leading manufacturer of custom-made window fashions in North America. Based in the Netherlands, the company is also one of the world’s largest makers of window coverings and architectural products. We liked its dominant market share in a business that we think could benefit from revived economies across the globe. It was the Fund’s top performer. The price of gold miner Randgold Resources also shone. With several producing mines and others being developed in Africa, its stock rallied along with the price of gold, the latter increase driven by increasing concerns that the aggressive economic stimulus programs in the U.S. and elsewhere may lead to inflation. Bank Sarasin & Cie is a conservatively managed Swiss bank that has been enjoying significant growth in its wealth management business at the expense of struggling competitors. The firm’s talented management sidestepped the damaging problems that have plagued so many peers, such as subprime mortgages, and have been reaping the rewards.
     With a more than 20% market share, GrafTech International is the world’s leading manufacturer of graphite electrodes, a key input (with no substitute) in steel manufacturing in electric arc furnace steel mills. When indications surfaced that steel mill destocking was likely to end in the first half of 2009, investors were attracted to its stock in anticipation of a second-half rebound in demand. We have been actively seeking what we regard as attractive opportunities in Asian stocks

GOOD IDEAS AT THE TIME Top Detractors from Performance* Inception Through 6/30/09 during the last few years, and one significant contributor to first-half performance reflected our high conviction in the importance of these markets. Many Asian stock markets have been enjoying even more vigorous rallies than those in the U.S. after enduring similar woes in 2008, which showed in the results for the Fund’s top-contributor, Claymore/AlphaShares China Small Cap, an ETF (exchange-traded fund) that seeks to replicate the performance of publicly traded mainland China-based small-capitalization companies.
     Watson Wyatt Worldwide provides financial management consulting services. We sold our shares at a small loss when a merger was announced late in June that we thought ill-advised. Aon Corporation is an insurance broker whose stock price slid in early May after an earnings disappointment drove investors away.

Watson Wyatt Worldwide Cl. A	-0.20%

Aon Corporation	-0.14

Ashmore Group	-0.10

Amphenol Corporation Cl. A	-0.09

UltraShort 20+ Year Treasury ProShares	-0.07

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$4,221 million

Weighted Average P/E Ratio**	16.0x

Weighted Average P/B Ratio	2.5x

Weighted Average Portfolio Yield	1.4%

U.S. Investments (% of Net Assets)	38.1%

Non-U.S. Investments (% of Net Assets)	7.4%

Fund Net Assets	$1 million

Turnover Rate	6%

Number of Holdings	38

Symbol
Service Class	RPTRX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/09).

The Royce Funds 2009 Semiannual Report to Shareholders  |  53

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 96.0%

Consumer Products – 7.2%
Apparel, Shoes and Accessories - 2.1%
Carter’s [a]	50,000	$1,230,500
Columbia Sportswear	250,388	7,741,997
Fossil [a]	45,875	1,104,670
Gildan Activewear [a,b]	16,700	247,160
Guess?	250,352	6,454,075
Hanesbrands [a,b]	37,000	555,370
K-Swiss Cl. A [a]	654,450	5,562,825
Movado Group	167,620	1,766,715
Phillips-Van Heusen	600	17,214
Polo Ralph Lauren	10,600	567,524
Skechers U.S.A. Cl. A [a]	33,500	327,295
Steven Madden [a]	529,250	13,469,412
Timberland Company (The) Cl. A [a]	207,587	2,754,679
True Religion Apparel [a,b]	42,000	936,600
Volcom [a,b]	78,650	983,125
Warnaco Group (The) [a]	52,000	1,684,800
Weyco Group [c]	590,500	13,634,645
Wolverine World Wide	751,881	16,586,495

		75,625,101

Consumer Electronics - 0.9%
Dolby Laboratories Cl. A [a]	665,150	24,796,792
Harman International Industries	312,100	5,867,480

		30,664,272

Food/Beverage/Tobacco - 0.6%
Boston Beer Cl. A [a,b]	4,000	118,360
Industrias Bachoco ADR	63,600	1,354,680
J & J Snack Foods	135,815	4,875,759
J.M. Smucker Company (The)	1,500	72,990
National Beverage [a]	15,000	159,750
Sanderson Farms	352,332	15,854,940

		22,436,479

Health, Beauty and Nutrition - 1.3%
Inter Parfums	1,140,450	8,370,903
NBTY [a]	548,800	15,432,256
Nu Skin Enterprises Cl. A	798,633	12,219,085
Nutraceutical International [a,c]	737,810	7,665,846
NutriSystem	130,888	1,897,876
Steiner Leisure [a]	7,705	235,233

		45,821,199

Home Furnishing and Appliances - 1.5%
American Woodmark	649,936	15,565,967
Ethan Allen Interiors	950,903	9,851,355
Furniture Brands International [a]	512,600	1,553,178
Mohawk Industries [a,b]	385,900	13,768,912
National Presto Industries	3,012	229,213
Natuzzi ADR [a]	2,096,300	3,982,970
Stanley Furniture [a,c]	689,924	7,444,280

		52,395,875

Sports and Recreation - 0.8%
Arctic Cat [a]	17,647	71,294
Callaway Golf	276,582	1,402,271
Polaris Industries	90,126	2,894,847
	SHARES	VALUE
Consumer Products (continued)
Sports and Recreation (continued)
RC2 Corporation [a]	182,400	$2,413,152
Thor Industries	639,950	11,755,881
Winnebago Industries [a]	1,414,450	10,509,364

		29,046,809

Total (Cost $309,368,616)		255,989,735

Consumer Services – 5.8%
Leisure and Entertainment - 0.8%
DreamWorks Animation SKG Cl. A [a]	447,600	12,349,284
International Speedway Cl. A	353,096	9,042,789
World Wrestling Entertainment Cl. A	530,601	6,664,348

		28,056,421

Online Commerce - 0.0%
1-800-FLOWERS.COM Cl. A [a]	326,905	627,657

Restaurants and Lodgings - 0.4%
Ark Restaurants [a]	122,800	1,535,000
Bob Evans Farms	7,755	222,879
CEC Entertainment [a]	347,181	10,234,896
DineEquity [a,b]	6,790	211,780

		12,204,555

Retail Stores - 4.6%
Abercrombie & Fitch Cl. A	224,600	5,702,594
American Eagle Outfitters	701,800	9,944,506
America’s Car-Mart [a]	436,600	8,950,300
AnnTaylor Stores [a]	263,500	2,102,730
Big Lots [a]	20,417	429,370
BJ’s Wholesale Club [a]	208,300	6,713,509
Brown Shoe	25,000	181,000
Buckle (The)	474,842	15,085,730
Build-A-Bear Workshop [a,b]	21,300	95,211
CarMax [a,b]	495,000	7,276,500
Cash America International	40,700	951,973
Cato Corporation (The) Cl. A	1,147,950	20,020,248
Charming Shoppes [a]	3,793,700	14,112,564
China Nepstar Chain Drugstore ADR	156,900	894,330
Christopher & Banks	1,450	9,729
Dollar Tree [a,b]	14,500	610,450
Dress Barn (The) [a,b]	1,689,768	24,163,682
DSW Cl. A [a,b]	84,400	831,340
EZCORP Cl. A [a]	77,400	834,372
Family Dollar Stores	17,015	481,525
Men’s Wearhouse (The)	173,943	3,336,227
Penske Automotive Group [a,b]	289,200	4,812,288
Pier 1 Imports [a]	2,548,800	5,072,112
Regis Corporation	250,300	4,357,723
Rent-A-Center [a]	21,700	386,911
Ross Stores	21,340	823,724
Tiffany & Co.	757,000	19,197,520
Tuesday Morning [a]	370,000	1,246,900
Urban Outfitters [a,b]	200,000	4,174,000

		162,799,068

Total (Cost $218,849,185)		203,687,701

54 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Financial Intermediaries – 8.5%
Banking - 0.0%
Wilmington Trust	16,300	$222,658

Insurance - 5.5%
Alleghany Corporation [a]	88,170	23,894,070
American Safety Insurance Holdings [a,b]	368,340	5,013,107
Amerisafe [a]	276,158	4,297,018
Aspen Insurance Holdings	579,209	12,939,529
Baldwin & Lyons Cl. B	310,427	6,115,412
Berkley (W.R.)	25,000	536,750
CNA Surety [a]	757,195	10,214,561
CRM Holdings [a,b]	7,000	8,470
E-L Financial	24,850	7,947,556
EMC Insurance Group	128,612	2,676,416
Enstar Group [a,b]	111,900	6,585,315
Erie Indemnity Cl. A	448,180	16,026,917
Fidelity National Financial Cl. A	540,500	7,312,965
Greenlight Capital Re Cl. A [a]	36,400	630,084
Harleysville Group	227,388	6,416,889
HCC Insurance Holdings	13,100	314,531
Horace Mann Educators	23,439	233,687
Leucadia National [a]	300,000	6,327,000
Markel Corporation [a,b]	12,200	3,436,740
Marsh & McLennan Companies	13,060	262,898
Max Capital Group	484,003	8,934,695
Meadowbrook Insurance Group	958,406	6,258,391
Montpelier Re Holdings	759,413	10,092,599
Navigators Group [a]	3,770	167,501
PartnerRe	2,100	136,395
ProAssurance Corporation [a]	276,154	12,761,076
Reinsurance Group of America	273,600	9,551,376
RenaissanceRe Holdings	171	7,958
RLI	66,954	2,999,539
State Auto Financial	105,045	1,838,288
Stewart Information Services	116,600	1,661,550
Transatlantic Holdings	217	9,403
Validus Holdings	319,100	7,013,818
Wesco Financial	2,576	749,616
White Mountains Insurance Group	7,550	1,728,270
Zenith National Insurance	335,713	7,298,401

		192,398,791

Securities Brokers - 2.4%
DundeeWealth	157,500	1,164,510
GFI Group	580,000	3,909,200
Interactive Brokers Group Cl. A [a,b]	560,300	8,701,459
Jefferies Group [a,b]	721,300	15,385,329
KBW [a,b]	208,200	5,987,832
Knight Capital Group Cl. A [a]	1,035,820	17,660,731
Lazard Cl. A	715,600	19,263,952
Raymond James Financial	25,000	430,250
Stifel Financial [a]	283,799	13,647,894

		86,151,157

Securities Exchanges - 0.4%
MarketAxess Holdings [a]	233,600	2,226,208
Singapore Exchange	122,500	598,476
	SHARES	VALUE
Financial Intermediaries (continued)
Securities Exchanges (continued)
TMX Group	385,400	$11,212,600

		14,037,284

Other Financial Intermediaries - 0.2%
NASDAQ OMX Group [a]	356,000	7,586,360

Total (Cost $319,629,463)		300,396,250

Financial Services – 8.0%
Diversified Financial Services - 0.0%
Discover Financial Services	50,000	513,500
FCStone Group [a]	43,789	172,967
†World Acceptance [a,b]	48,900	973,599

		1,660,066

Information and Processing - 2.6%
†Bankrate [a,b]	25,000	631,000
Dun & Bradstreet	49,600	4,028,016
FactSet Research Systems	296,500	14,786,455
Fiserv [a]	9,300	425,010
Global Payments	3,491	130,773
Interactive Data	490,200	11,343,228
MoneyGram International [a]	2,435,100	4,334,478
Morningstar [a]	494,800	20,400,604
MSCI Cl. A [a]	339,500	8,297,380
SEI Investments	1,558,300	28,111,732
Western Union	41,100	674,040

		93,162,716

Insurance Brokers - 1.1%
Brown & Brown	1,172,200	23,361,946
Gallagher (Arthur J.) & Co.	718,900	15,341,326
National Financial Partners [a,b]	6,900	50,508
Willis Group Holdings	11,100	285,603

		39,039,383

Investment Management - 4.1%
Affiliated Managers Group [a]	170,865	9,942,634
AGF Management Cl. B	846,600	9,243,709
AllianceBernstein Holding L.P.	1,323,550	26,590,119
CI Financial	480,000	7,898,551
Cohen & Steers	974,970	14,575,802
Eaton Vance	170,500	4,560,875
Evercore Partners Cl. A	142,000	2,788,880
Federated Investors Cl. B	1,302,563	31,378,743
Franklin Resources	4,700	338,447
GAMCO Investors Cl. A	145,200	7,042,200
†Teton Advisors [a,d]	2,167	4,919
Waddell & Reed Financial Cl. A	993,500	26,198,595
Westwood Holdings Group	98,400	4,114,104

		144,677,578

Specialty Finance - 0.2%
GATX Corporation	18,400	473,248
Portfolio Recovery Associates [a]	122,285	4,736,098

		5,209,346

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Financial Services (continued)
Other Financial Services - 0.0%
Heartland Payment Systems	4,800	$45,936

Total (Cost $385,442,925)		283,795,025

Health – 6.7%
Commercial Services - 0.4%
Owens & Minor	270,000	11,831,400
PAREXEL International [a]	58,000	834,040

		12,665,440

Drugs and Biotech - 1.5%
Celera Corporation [a,b]	446,300	3,405,269
Emergent Biosolutions [a]	445,913	6,389,933
Endo Pharmaceuticals Holdings [a]	759,680	13,613,466
Hi-Tech Pharmacal [a]	530,400	4,720,560
Lexicon Pharmaceuticals [a]	1,497,400	1,856,776
Life Technologies [a]	6,800	283,696
Obagi Medical Products [a]	1,055,318	7,693,268
Perrigo Company	400,633	11,129,585
Regeneron Pharmaceuticals [a]	100,000	1,792,000
WuXi PharmaTech Cayman ADR [a]	117,000	1,104,480

		51,989,033

Health Services - 2.6%
Advisory Board (The) [a]	717,179	18,431,501
Air Methods [a]	32,200	880,992
Covance [a,b]	208,600	10,263,120
Cross Country Healthcare [a]	240,700	1,653,609
†DaVita [a,b]	2,700	133,542
eResearch Technology [a]	146,520	909,889
Healthcare Services Group	434,850	7,775,118
HealthSouth Corporation [a]	915,000	13,212,600
Hooper Holmes [a]	2,392,970	1,052,907
ICON ADR [a]	223,300	4,818,814
Lincare Holdings [a,b]	378,204	8,895,358
On Assignment [a]	85,000	332,350
Pharmaceutical Product Development	451,100	10,474,542
Res-Care [a]	74,600	1,066,780
U.S. Physical Therapy [a,c]	905,675	13,358,706

		93,259,828

Medical Products and Devices - 2.2%
Atrion Corporation	1,500	201,135
CONMED Corporation [a]	80,932	1,256,065
Dentsply International	35,700	1,089,564
Hill-Rom Holdings	75	1,216
Home Diagnostics [a,c]	878,647	5,394,893
ICU Medical [a]	26,437	1,087,883
IDEXX Laboratories [a,b]	509,197	23,524,901
Immucor [a]	39,609	545,020
Patterson Companies [a]	150,335	3,262,269
Schein (Henry) [a,b]	79,700	3,821,615
STERIS Corporation	592,631	15,455,816
Techne Corporation	156,377	9,978,416
Thoratec Corporation [a]	366,600	9,817,548
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Young Innovations	111,350	$2,426,317

		77,862,658

Total (Cost $242,761,577)		235,776,959

Industrial Products – 13.9%
Automotive - 0.9%
Autoliv [b]	3,500	100,695
Dorman Products [a]	516,760	7,146,791
Gentex Corporation	506,500	5,875,400
Harley-Davidson	50,000	810,500
SORL Auto Parts [a]	38,867	148,472
Strattec Security [a]	150,000	2,070,000
Superior Industries International	443,600	6,254,760
WABCO Holdings [b]	503,597	8,913,667
Wonder Auto Technology [a,b]	35,877	363,434

		31,683,719

Building Systems and Components - 1.8%
AAON	435,378	8,672,730
Apogee Enterprises	22,200	273,060
Armstrong World Industries [a]	677,350	11,169,502
Drew Industries [a]	697,554	8,489,232
NCI Building Systems [a,b]	399,171	1,053,811
Preformed Line Products	222,083	9,784,977
Quanex Building Products	30,370	340,751
Simpson Manufacturing	1,186,600	25,654,292

		65,438,355

Construction Materials - 0.6%
Ash Grove Cement	50,018	9,253,330
Owens Corning [a]	862,400	11,021,472

		20,274,802

Industrial Components - 1.8%
Bel Fuse Cl. A	88,704	1,245,404
CLARCOR	471,000	13,748,490
Donaldson Company	200,000	6,928,000
FARO Technologies [a,b]	12,087	187,711
GrafTech International [a]	932,670	10,548,498
Hubbell Cl. B	22,200	711,732
PerkinElmer	973,420	16,937,508
Powell Industries [a]	317,000	11,751,190

		62,058,533

Machinery - 2.5%
Astec Industries [a,b]	22,300	662,087
Briggs & Stratton	252,600	3,369,684
Cascade Corporation	236,000	3,712,280
Columbus McKinnon [a]	65,600	829,840
Franklin Electric	530,400	13,747,968
FreightCar America	9,000	151,290
HLS Systems International [a]	155,255	900,479
Lincoln Electric Holdings	499,876	18,015,531
Nordson Corporation	433,332	16,752,615
Regal-Beloit	31,500	1,251,180
Robbins & Myers	396,762	7,637,669
Tennant Company	645,700	11,874,423

56 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Wabtec Corporation	270,200	$8,692,334

		87,597,380

Metal Fabrication and Distribution - 2.9%
Allegheny Technologies	257,700	9,001,461
Carpenter Technology	152,400	3,171,444
Castle (A.M.) & Co.	51,700	624,536
Commercial Metals	160,100	2,566,403
Encore Wire	29,000	619,150
Foster (L.B.) Company Cl. A [a]	17,000	511,190
†Fushi Copperweld [a,b]	102,300	846,021
Gibraltar Industries [a]	321,212	2,206,726
Haynes International [a]	254,105	6,022,288
Insteel Industries	30,000	247,200
Kennametal	769,171	14,752,700
Reliance Steel & Aluminum	402,500	15,451,975
Schnitzer Steel Industries Cl. A	399,810	21,133,957
Sims Metal Management ADR	964,815	19,894,485
Steel Dynamics	142,905	2,104,991
Trinity Industries	10,000	136,200
Universal Stainless & Alloy Products [a]	280,539	4,564,370

		103,855,097

Miscellaneous Manufacturing - 1.0%
†AZZ [a,b]	10,000	344,100
Brady Corporation Cl. A	475,700	11,949,584
Crane Company	37,500	836,625
Harsco Corporation	27,200	769,760
Matthews International Cl. A	6,990	217,529
Mettler-Toledo International [a]	181,500	14,002,725
Raven Industries	226,100	5,788,160
Steelcase Cl. A	100,000	582,000
Teleflex	50,000	2,241,500

		36,731,983

Paper and Packaging - 0.4%
AptarGroup	71,532	2,415,636
Greif Cl. A	238,300	10,537,626

		12,953,262

Pumps, Valves and Bearings - 1.3%
Gardner Denver [a]	719,277	18,104,202
Graco	504,800	11,115,696
IDEX Corporation	410,100	10,076,157
Kaydon Corporation	232,331	7,564,697

		46,860,752

Specialty Chemicals and Materials - 0.6%
Balchem Corporation	35,325	866,169
Cabot Corporation	421,900	5,307,502
Lubrizol Corporation (The)	67,100	3,174,501
Olin Corporation	55,200	656,328
OM Group [a,b]	43,600	1,265,272
Quaker Chemical	11,671	155,108
Rogers Corporation [a]	35,100	710,073
Schulman (A.)	9,257	139,873
Sensient Technologies	50,000	1,128,500
Westlake Chemical	376,000	7,666,640

		21,069,966

	SHARES	VALUE
Industrial Products (continued)
Other Industrial Products - 0.1%
Herman Miller	26,592	$407,921
MTS Systems	177,068	3,656,454

		4,064,375

Total (Cost $590,588,493)		492,588,224

Industrial Services – 15.5%
Advertising and Publishing - 0.4%
Airmedia Group ADR [a,b]	77,265	497,586
Omnicom Group	16,250	513,175
Scholastic Corporation	507,825	10,049,857
ValueClick [a]	216,000	2,272,320

		13,332,938

Commercial Services - 9.5%
Acacia Research-Acacia Technologies [a]	68,629	540,110
Administaff	618,993	14,403,967
ATC Technology [a]	592,459	8,590,656
Barrett Business Services	492,801	5,174,411
Brink’s Company (The)	271,500	7,881,645
Cintas Corporation	112,700	2,574,068
Convergys Corporation [a]	107,300	995,744
Copart [a]	725,125	25,140,084
Corinthian Colleges [a,b]	350,000	5,925,500
Corporate Executive Board	611,500	12,694,740
CRA International [a]	428,163	11,885,805
Forrester Research [a]	288,200	7,075,310
FTI Consulting [a]	157,000	7,963,040
Gartner [a]	880,000	13,428,800
Grupo Aeroportuario del Centro Norte ADR	83,000	854,900
Heidrick & Struggles International	267,250	4,877,312
Hewitt Associates Cl. A [a]	695,400	20,709,012
ITT Educational Services [a]	2,811	282,955
Jackson Hewitt Tax Service [a,b]	5,500	34,430
Kelly Services Cl.A [a]	10,600	116,070
Kforce [a]	570,700	4,719,689
Korn/Ferry International [a]	801,241	8,525,204
Landauer	156,300	9,587,442
LECG Corporation [a]	1,054,448	3,437,500
Lincoln Educational Services [a]	4,691	98,183
Manpower	435,666	18,446,098
ManTech International Cl. A [a]	441,670	19,009,477
MAXIMUS	403,456	16,642,560
Monster Worldwide [a,b]	348,300	4,113,423
MPS Group [a]	1,175,100	8,977,764
Resources Connection [a]	294,436	5,055,466
Ritchie Bros. Auctioneers	1,240,300	29,085,035
Robert Half International	299,500	7,074,190
Rollins	130	2,250
Sotheby’s	776,194	10,952,097
TrueBlue [a]	998,027	8,383,427
Universal Technical Institute [a]	744,800	11,119,864
Viad Corporation	75,000	1,291,500
Waste Services [a]	258,300	1,337,994

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Watson Wyatt Worldwide Cl. A	414,305	$15,548,867

		334,556,589

Engineering and Construction - 1.7%
Desarrolladora Homex ADR [a,b]	142,400	3,971,536
EMCOR Group [a]	60,000	1,207,200
Exponent [a]	323,893	7,938,618
Integrated Electrical Services [a]	611,138	4,772,988
KBR	1,058,100	19,511,364
NVR [a]	46,824	23,523,909

		60,925,615

Food, Tobacco and Agriculture - 0.3%
Cal-Maine Foods	37,000	923,520
Corn Products International	4,700	125,913
Hormel Foods	4,300	148,522
Intrepid Potash [a]	128,303	3,602,748
Origin Agritech [a]	151,800	704,352
Zapata Corporation [a,c]	1,009,600	6,875,376

		12,380,431

Industrial Distribution - 1.3%
Applied Industrial Technologies	641,600	12,639,520
Mine Safety Appliances	350,200	8,439,820
MSC Industrial Direct Cl. A	539,400	19,137,912
Pool Corporation	265,900	4,403,304
Watsco	9,900	484,407

		45,104,963

Printing - 0.0%
Courier Corporation	3,006	45,872

Transportation and Logistics - 2.3%
Arkansas Best	159,800	4,210,730
Atlas Air Worldwide Holdings [a]	24,630	571,170
Expeditors International of Washington	34,000	1,133,560
Forward Air	689,300	14,695,876
Landstar System	647,100	23,237,361
Pacer International [a]	362,272	807,866
Patriot Transportation Holding [a]	80,800	5,892,744
Star Bulk Carriers [b]	806,777	2,960,872
Tidewater	180,300	7,729,461
Universal Truckload Services	542,013	8,482,503
UTI Worldwide [a]	974,000	11,103,600

		80,825,743

Total (Cost $651,066,387)		547,172,151

Natural Resources – 11.4%
Energy Services - 6.2%
Calfrac Well Services	240,500	2,553,561
CARBO Ceramics	495,900	16,959,780
CE Franklin [a,b]	162,453	851,254
Ensign Energy Services	2,230,000	32,592,529
Exterran Holdings [a,b]	408,100	6,545,924
Helmerich & Payne	585,464	18,073,274
ION Geophysical [a,b]	816,700	2,098,919
Lufkin Industries	1,526	64,168
Major Drilling Group International	195,200	3,064,396
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Oil States International [a]	1,202,827	$29,120,442
Pason Systems	2,157,600	17,381,002
Patterson-UTI Energy	775,866	9,977,637
Pioneer Drilling [a]	941,075	4,507,749
Rowan Companies [a]	511,400	9,880,248
RPC	548,273	4,578,079
SEACOR Holdings [a]	229,600	17,275,104
ShawCor Cl. A	189,200	3,274,381
Superior Well Services [a,b]	513	3,052
T-3 Energy Services [a]	20,100	239,391
Trican Well Service	1,538,300	13,251,744
Unit Corporation [a]	859,880	23,706,892
Willbros Group [a]	254,500	3,183,795

		219,183,321

Oil and Gas - 0.9%
Bill Barrett [a]	5,843	160,449
Cimarex Energy	569,708	16,145,524
Frontier Oil	496,407	6,507,896
†Gran Tierra Energy [a,b]	215,700	744,165
PetroCorp [a,d]	210,800	0
St. Mary Land & Exploration	431,500	9,005,405

		32,563,439

Precious Metals and Mining - 3.3%
Agnico-Eagle Mines	646,500	33,928,320
AMCOL International	21,832	471,135
Eldorado Gold [a,b]	1,989,400	17,805,130
Hecla Mining [a,b]	2,061,200	5,524,016
International Coal Group [a,b]	1,109,640	3,173,570
Ivanhoe Mines [a]	1,829,700	10,246,320
Pan American Silver [a]	726,000	13,307,580
Randgold Resources ADR	234,500	15,047,865
Red Back Mining [a]	391,700	3,414,726
Silver Standard Resources [a]	679,000	12,731,250
Sino Gold Mining [a]	120,000	497,890

		116,147,802

Real Estate - 1.0%
Jones Lang LaSalle	219,900	7,197,327
PICO Holdings [a]	166,000	4,764,200
St. Joe Company (The) [a,b]	854,900	22,646,301

		34,607,828

Other Natural Resources - 0.0%
First Quantum Minerals [a,b]	16,000	773,761
†Magma Energy [a,d,e]	200,000	257,920

		1,031,681

Total (Cost $404,764,619)		403,534,071

Technology – 17.2%
Aerospace and Defense - 1.3%
Alliant Techsystems [a]	5,410	445,568
BE Aerospace [a]	95,400	1,369,944
Ceradyne [a]	11,233	198,375
Curtiss-Wright	290,310	8,630,916
FLIR Systems [a]	361,338	8,151,785

58 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Technology (continued)
Aerospace and Defense (continued)
HEICO Corporation	479,000	$17,368,540
HEICO Corporation Cl. A	114,900	3,361,974
Hexcel Corporation [a]	9,000	85,770
Integral Systems [a]	278,218	2,314,774
†Orbital Sciences [a,b]	15,800	239,686
Teledyne Technologies [a]	143,200	4,689,800

		46,857,132

Components and Systems - 3.7%
AAC Acoustic Technologies Holdings	1,305,500	1,036,064
Analogic Corporation	2,000	73,900
Benchmark Electronics [a]	814,200	11,724,480
Celestica [a]	8,600	58,652
Diebold	521,600	13,749,376
Dionex Corporation [a]	294,226	17,956,613
Energy Conversion Devices [a,b]	358,200	5,068,530
Intermec [a]	61,500	793,350
Lexmark International Cl. A [a]	291,000	4,612,350
Logitech International [a,b]	1,087,600	15,226,400
Nam Tai Electronics [a]	311,397	1,326,551
Newport Corporation [a]	290,000	1,679,100
Plexus Corporation [a]	987,500	20,204,250
Rimage Corporation [a,c]	597,503	9,924,525
Super Micro Computer [a]	456,450	3,496,407
Technitrol	1,299,035	8,404,757
Teradata Corporation [a]	481,100	11,272,173
Thomas & Betts [a]	32,650	942,279
VTech Holdings	153,300	1,050,766
Western Digital [a]	49,000	1,298,500
Zebra Technologies Cl. A [a]	34,022	804,961

		130,703,984

Distribution - 0.6%
Anixter International [a]	63,930	2,403,129
Arrow Electronics [a]	275,500	5,851,620
ScanSource [a]	19,700	483,044
Tech Data [a,b]	421,005	13,771,073

		22,508,866

Internet Software and Services - 0.0%
Akamai Technologies [a]	33,500	642,530

IT Services - 2.6%
Black Box	272,700	9,127,269
Jack Henry & Associates	137,369	2,850,407
Perot Systems Cl. A [a]	1,541,328	22,087,230
Sapient Corporation [a]	1,791,526	11,268,699
SRA International Cl. A [a]	980,375	17,215,385
Syntel	567,367	17,838,018
Total System Services	868,200	11,625,198

		92,012,206

Semiconductors and Equipment - 4.3%
Advanced Energy Industries [a]	582,344	5,235,273
Analog Devices	59,900	1,484,322
Cabot Microelectronics [a]	223,976	6,336,281
Cirrus Logic [a]	590,900	2,659,050
Cognex Corporation	888,835	12,559,238
Coherent [a]	575,256	11,896,294
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Cymer [a]	13,900	$413,247
Diodes [a]	959,700	15,009,708
Exar Corporation [a]	824,441	5,927,731
Fairchild Semiconductor International [a]	1,170,300	8,180,397
GSI Group [a]	99,120	97,138
International Rectifier [a]	311,000	4,605,910
IPG Photonics [a]	70,800	776,676
IXYS Corporation [a]	266,600	2,697,992
KLA-Tencor	18,000	454,500
Lam Research [a]	82,250	2,138,500
MEMC Electronic Materials [a]	35,200	626,912
MKS Instruments [a]	498,320	6,572,841
NVIDIA Corporation [a]	43,200	487,728
OmniVision Technologies [a]	510,251	5,301,508
Rofin-Sinar Technologies [a]	1,136,837	22,748,108
Sanmina-SCI Corporation [a,b]	169,700	74,668
Semitool [a]	1,177,902	5,441,907
Supertex [a]	1,600	40,176
TTM Technologies [a]	300,000	2,388,000
Varian [a]	390,242	15,387,242
Varian Semiconductor Equipment Associates [a]	272,300	6,532,477
Verigy [a]	396,400	4,824,188

		150,898,012

Software - 2.8%
ACI Worldwide [a]	435,731	6,082,805
ANSYS [a,b]	460,400	14,346,064
Autodesk [a]	8,900	168,922
Blackbaud	674,291	10,485,225
†Blackboard [a,b]	75,000	2,164,500
Epicor Software [a,b]	4,584	24,295
Fair Isaac	599,400	9,266,724
Manhattan Associates [a]	400,000	7,288,000
MICROS Systems [a]	17,101	432,997
MSC.Software [a]	169,800	1,130,868
National Instruments	903,100	20,373,936
NCR Corporation [a]	616,400	7,292,012
Pervasive Software [a,c]	1,461,500	8,900,535
SkillSoft ADR [a]	79,100	616,980
SPSS [a]	297,500	9,927,575

		98,501,438

Telecommunications - 1.9%
ADC Telecommunications [a]	77,900	620,084
ADTRAN	837,069	17,971,872
Cogo Group [a]	32,600	194,622
Comtech Telecommunications [a]	598,739	19,087,799
Digi International [a]	388,644	3,789,279
Globecomm Systems [a]	56,270	404,581
Harmonic [a]	148,600	875,254
MasTec [a]	12,400	145,328
NETGEAR [a]	999,139	14,397,593
Plantronics	69,181	1,308,213
Premiere Global Services [a]	516,500	5,598,860
Starent Networks [a,b]	14,100	344,181
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)
Royce Micro-Cap Fund
	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Tekelec [a]	62,600	$1,053,558

		65,791,224

Total (Cost $697,974,714)		607,915,392

Utilities – 0.0%
EQT Corporation	3,930	137,196
UGI Corporation	18,035	459,712
Wisconsin Energy	3,640	148,185

Total (Cost $675,789)		745,093

Miscellaneous [f] – 1.8%
Total (Cost $53,280,573)		62,610,415

TOTAL COMMON STOCKS
(Cost $3,874,402,341)		3,394,211,016

REPURCHASE AGREEMENT – 3.9%
State Street Bank & Trust Company,
0.01% dated 6/30/09, due 7/1/09, maturity value $139,327,039 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $142,811,654) (Cost $139,327,000)		139,327,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1864%) (Cost $115,557,330)		115,557,330

TOTAL INVESTMENTS – 103.2%
(Cost $4,129,286,671)		3,649,095,346

LIABILITIES LESS CASH AND OTHER ASSETS – (3.2)%		(112,665,098)

NET ASSETS – 100.0%		$3,536,430,248

	SHARES	VALUE
COMMON STOCKS – 90.4%

Consumer Products – 8.0%
Apparel, Shoes and Accessories - 2.9%
Fuqi International [a,b]	113,901	$2,358,890
LaCrosse Footwear [c]	493,669	4,615,805
True Religion Apparel [a,b]	245,400	5,472,420
Van De Velde	83,208	3,039,958
Volcom [a,b]	489,000	6,112,500

		21,599,573

Food/Beverage/Tobacco - 2.6%
Anglo-Eastern Plantations	334,674	1,971,164
Asian Citrus Holdings	1,176,000	4,016,707
HQ Sustainable Maritime Industries [a,b]	280,000	2,562,000
Sipef	144,000	6,904,183
Societe Internationale de Plantations d’Heveas	92,600	3,434,808

		18,888,862

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [a]	223,100	2,318,009

Home Furnishing and Appliances - 0.9%
AS Creation Tapeten [c]	157,400	3,749,639
Ekornes	133,300	1,775,943
Lumber Liquidators [a,b]	87,600	1,380,576

		6,906,158

Sports and Recreation - 1.3%
Arctic Cat [a,c]	974,200	3,935,768
Piscines Desjoyaux	277,100	1,748,506
RC2 Corporation [a]	300,000	3,969,000

		9,653,274

Total (Cost $78,276,832)		59,365,876

Consumer Services – 5.4%
Direct Marketing - 0.4%
Manutan International	57,530	2,865,905

Leisure and Entertainment - 0.6%
Multimedia Games [a,b]	901,900	4,473,424

Online Commerce - 0.6%
CryptoLogic [c]	719,575	4,403,799

Restaurants and Lodgings - 0.5%
City Lodge Hotels	398,000	3,566,679

Retail Stores - 3.3%
A.C. Moore Arts & Crafts [a]	215,700	811,032
Buckle (The)	183,275	5,822,647
Cache [a,c]	775,800	3,010,104
Cato Corporation (The) Cl. A	201,150	3,508,056
Jos. A. Bank Clothiers [a]	148,900	5,131,094
Lewis Group	420,000	2,631,839
Stein Mart [a]	425,266	3,767,857

		24,682,629

Total (Cost $33,090,610)		39,992,436

Financial Intermediaries – 4.3%
Banking - 1.4%
Bancorp (The) [a]	173,567	1,041,402

60 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
BCB Holdings [a]	2,920,867	$6,008,467
Canadian Western Bank	209,200	3,046,768

		10,096,637

Insurance - 1.8%
American Physicians Service Group	80,000	1,815,200
American Safety Insurance Holdings [a]	266,000	3,620,260
Argo Group International Holdings [a]	103,605	2,923,733
Navigators Group [a]	75,900	3,372,237
United Fire & Casualty	100,000	1,715,000

		13,446,430

Securities Brokers - 1.1%
Sanders Morris Harris Group	948,000	5,214,000
Thomas Weisel Partners Group [a]	509,506	3,067,226

		8,281,226

Total (Cost $32,904,744)		31,824,293

Financial Services – 3.7%
Investment Management - 3.7%
Brait	1,332,500	2,714,857
CapMan Cl. B [a]	1,937,100	2,727,291
Deutsche Beteiligungs	362,100	6,197,348
Endeavour Financial [b]	1,021,000	1,228,904
†Gluskin Sheff + Associates	360,000	4,983,020
Sprott Resource [a]	1,729,600	4,579,949
U.S. Global Investors Cl. A	166,000	1,537,160
Westwood Holdings Group	87,700	3,666,737

Total (Cost $47,285,960)		27,635,266

Health – 10.5%
Commercial Services - 0.2%
PDI [a]	359,200	1,472,720

Drugs and Biotech - 3.9%
Anika Therapeutics [a]	237,048	1,125,978
†CombiMatrix Corporation [a,b]	296,900	2,078,300
Dyax Corporation [a]	877,484	1,877,816
Fornix Biosciences	188,000	1,717,318
Genoptix [a,b]	144,376	4,618,588
Lexicon Pharmaceuticals [a]	3,004,591	3,725,693
Maxygen [a,b]	215,800	1,450,176
†Medicines Company (The) [a]	596,400	5,003,796
Orchid Cellmark [a,b]	1,461,322	2,338,115
†Simcere Pharmaceutical Group ADR [a,b]	147,000	1,280,370
ULURU [a,b,c]	3,344,310	535,090
Vetoquinol	130,000	2,701,462
YM Biosciences [a]	1,307,600	732,256

		29,184,958

Health Services - 1.6%
Bio-Imaging Technologies [a]	489,500	1,752,410
Computer Programs and Systems	112,700	4,317,537
CorVel Corporation [a]	117,855	2,683,558
U.S. Physical Therapy [a]	231,840	3,419,640

		12,173,145

Medical Products and Devices - 4.8%
Bruker Corporation [a]	358,637	3,320,979
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Cerus Corporation [a,b]	592,700	$610,481
Cynosure Cl. A [a]	370,900	2,837,385
Exactech [a]	213,900	3,101,550
Merit Medical Systems [a]	75,400	1,229,020
Neogen Corporation [a,b]	215,100	6,233,598
NMT Medical [a]	266,200	596,288
SenoRx [a,b]	592,267	1,984,094
Shamir Optical Industry [a]	221,700	1,124,019
Solta Medical [a,b]	755,539	1,178,641
STRATEC Biomedical Systems	61,000	1,544,453
Syneron Medical [a]	825,065	5,956,969
†Virtual Radiologic [a,b]	57,300	517,419
Young Innovations	237,940	5,184,713

		35,419,609

Total (Cost $107,249,016)		78,250,432

Industrial Products – 11.0%
Automotive - 0.8%
Landi Renzo	1,290,000	5,842,027

Building Systems and Components - 1.8%
AAON	229,869	4,578,990
Drew Industries [a]	508,100	6,183,577
LSI Industries	523,850	2,854,983

		13,617,550

Industrial Components - 0.7%
Graham Corporation	313,100	4,164,230
Orion Energy Systems [a,b]	390,200	1,463,250

		5,627,480

Machinery - 2.2%
Burckhardt Compression Holding	49,000	6,348,877
Kadant [a]	363,469	4,103,565
Key Technology [a,c]	402,914	3,984,819
Manitou BF [a]	107,500	1,282,896
Technotrans [a]	84,228	455,756

		16,175,913

Metal Fabrication and Distribution - 2.7%
Castle (A.M.) & Co.	333,779	4,032,050
Foster (L.B.) Company Cl. A [a]	166,642	5,010,925
Olympic Steel	402,866	9,858,131
Samuel Manu-Tech	367,600	1,049,247

		19,950,353

Miscellaneous Manufacturing - 1.2%
Semperit AG Holding	268,100	7,168,962
Synalloy Corporation	190,700	1,582,810

		8,751,772

Pumps, Valves and Bearings - 0.7%
Pfeiffer Vacuum Technology	68,000	4,989,082

Specialty Chemicals and Materials - 0.9%
American Vanguard	276,533	3,124,823
Phoscan Chemical [a]	2,968,200	1,020,745

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Victrex	285,001	$2,650,573

		6,796,141

Total (Cost $94,331,150)		81,750,318

Industrial Services – 13.3%
Commercial Services - 5.4%
ATC Technology [a]	285,863	4,145,013
Barrett Business Services	125,901	1,321,961
Begbies Traynor	1,682,300	2,865,054
Brunel International	210,100	4,810,422
CRA International [a]	109,977	3,052,962
Electro Rent	214,400	2,034,656
Forrester Research [a]	78,800	1,934,540
GP Strategies [a,c]	980,900	5,777,501
Healthcare Locums	778,000	2,446,327
Heritage-Crystal Clean [a]	166,199	2,019,318
Intersections [a]	506,855	2,351,807
Kforce [a]	463,367	3,832,045
Lincoln Educational Services [a]	142,319	2,978,737
Willdan Group [a,b,c]	419,600	818,220

		40,388,563

Engineering and Construction - 2.7%
Cavco Industries [a,b]	300,078	7,600,976
Exponent [a]	233,609	5,725,756
Layne Christensen [a]	134,000	2,740,300
Sterling Construction [a]	250,300	3,819,578

		19,886,610

Food, Tobacco and Agriculture - 0.6%
Zapata Corporation [a]	634,900	4,323,669

Industrial Distribution - 0.3%
Houston Wire & Cable	195,200	2,324,832

Printing - 1.7%
Courier Corporation	266,132	4,061,175
CSS Industries	140,700	2,867,466
Domino Printing Sciences	619,400	2,567,800
Ennis	250,400	3,119,984

		12,616,425

Transportation and Logistics - 2.6%
Euroseas	891,772	4,262,670
Marten Transport [a]	149,450	3,102,582
Patriot Transportation Holding [a]	112,319	8,191,425
Vitran Corporation [a]	385,450	3,815,955

		19,372,632

Total (Cost $115,265,118)		98,912,731

Natural Resources – 16.2%
Energy Services - 5.7%
Boots & Coots [a,b]	2,448,500	3,403,415
Dawson Geophysical [a]	195,960	5,849,406
Gulf Island Fabrication	194,484	3,078,682
Lamprell	2,552,200	4,825,813
OYO Geospace [a,b]	117,997	3,027,803
Pioneer Drilling [a]	256,000	1,226,240
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Superior Well Services [a,b]	237,000	$1,410,150
T-3 Energy Services [a]	418,305	4,982,012
Tesco Corporation [a]	305,800	2,428,052
TGC Industries [a,b,c]	1,171,393	5,704,684
Total Energy Services	1,049,300	3,933,240
World Energy Solutions [a,b,c]	428,100	2,226,120

		42,095,617

Oil and Gas - 0.8%
Approach Resources [a]	423,300	2,920,770
Gran Tierra Energy [a]	919,700	3,172,965
PetroCorp [a,d]	465,300	0

		6,093,735

Precious Metals and Mining - 8.7%
Alamos Gold [a]	744,900	6,122,378
Allied Nevada Gold [a]	1,049,200	8,456,552
Aquiline Resources [a]	2,114,900	3,309,219
Bear Creek Mining [a]	697,600	1,307,456
Crosshair Exploration & Mining [a]	1,948,000	370,120
Eldorado Gold [a]	327,000	2,926,650
Endeavour Silver [a,b]	1,031,800	1,774,696
Entree Gold [a,b]	1,586,700	1,586,700
Fronteer Development Group [a,b]	2,166,600	7,431,438
Gammon Gold [a]	436,786	2,913,363
Great Basin Gold [a]	1,929,400	2,637,447
Horsehead Holding [a]	595,900	4,439,455
Lumina Copper [a,b]	1,715,900	1,076,909
Quaterra Resources [a]	844,000	442,626
Red Back Mining [a]	489,100	4,263,830
Silvercorp Metals	1,995,000	7,022,400
US Gold [a]	2,509,204	6,624,299
Western Copper [a]	2,430,100	1,566,930

		64,272,468

Real Estate - 0.6%
Kennedy-Wilson [a]	134,900	4,586,600

Other Natural Resources - 0.4%
†Magma Energy [a,d,e]	2,513,700	3,241,671

Total (Cost $139,573,310)		120,290,091

Technology – 14.9%
Aerospace and Defense - 0.5%
Ducommun	204,800	3,848,192

Components and Systems - 1.9%
LaCie	527,000	1,811,726
SMART Modular Technologies (WWH) [a]	1,105,000	2,508,350
Super Micro Computer [a]	586,189	4,490,208
Vaisala Cl. A	39,000	1,378,872
Xyratex [a]	744,200	3,713,558

		13,902,714

Distribution - 0.7%
Diploma	2,277,000	4,985,969

IT Services - 0.6%
Neurones	541,000	4,691,336

62 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment - 6.1%
Advanced Energy Industries [a]	291,200	$2,617,888
ATMI[a]	346,800	5,385,804
CEVA[a]	695,000	6,032,600
GSI Technology [a]	836,800	3,230,048
Ikanos Communications [a]	486,700	778,720
Rubicon Technology [a,b]	302,030	4,312,988
Rudolph Technologies [a]	303,700	1,676,424
Semitool [a]	580,000	2,679,600
Sigma Designs [a]	123,775	1,985,351
Smartrac [a]	140,000	2,517,109
Supertex [a]	231,800	5,820,498
TTM Technologies [a]	886,800	7,058,928
Wolfson Microelectronics [a]	622,700	1,011,380

		45,107,338

Software - 1.2%
Double-Take Software [a]	456,350	3,947,428
Fundtech [a]	328,900	3,321,890
Phoenix Technologies [a]	618,602	1,676,411

		8,945,729

Telecommunications - 3.9%
Anaren [a]	415,806	7,351,450
Atlantic Tele-Network	270,500	10,627,945
Ceragon Networks [a,b]	689,100	4,568,733
Digi International [a]	449,600	4,383,600
KVH Industries [a]	356,400	2,434,212

		29,365,940

Total (Cost $121,122,327)		110,847,218

Miscellaneous [f] – 3.1%
Total (Cost $19,840,707)		23,185,051

TOTAL COMMON STOCKS
(Cost $788,939,774)		672,053,712

PREFERRED STOCK – 0.5%
Kennedy-Wilson Conv.d,[g]
(Cost $4,500,000)	4,500	3,642,854

REPURCHASE AGREEMENT – 9.4%
State Street Bank & Trust Company,
0.01% dated 6/30/09, due 7/1/09, maturity value $69,717,019 (collateralized by obligations of various U.S. Government Agencies, due 9/1/09, valued at $71,460,563) (Cost $69,717,000)		69,717,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1864%) (Cost $22,885,966)		22,885,966

VALUE
TOTAL INVESTMENTS – 103.4%
(Cost $886,042,740)	$768,299,532

LIABILITIES LESS CASH AND OTHER ASSETS – (3.4)%	(25,441,314)

NET ASSETS – 100.0%	$742,858,218

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 93.3%

Consumer Products – 11.5%
Apparel, Shoes and Accessories - 5.9%
Columbia Sportswear	856,600	$26,486,072
Fossil [a,c]	4,070,790	98,024,623
Polo Ralph Lauren	1,294,200	69,291,468
Timberland Company (The) Cl. A [a,c]	2,893,900	38,402,053

		232,204,216

Food/Beverage/Tobacco - 1.7%
Sanderson Farms [c]	1,502,809	67,626,405

Health, Beauty and Nutrition - 1.6%
Nu Skin Enterprises Cl. A [c]	3,986,500	60,993,450

Home Furnishing and Appliances - 0.5%
Ethan Allen Interiors [c]	1,758,790	18,221,065

Sports and Recreation - 1.8%
Thor Industries [c]	3,854,300	70,803,491

Total (Cost $548,137,339)		449,848,627

Financial Intermediaries – 7.9%
Insurance - 4.2%
Alleghany Corporation [a]	324,929	88,055,759
ProAssurance Corporation [a,b]	1,633,449	75,481,678

		163,537,437

Securities Brokers - 2.0%
Knight Capital Group Cl. A a,c	4,667,200	79,575,760

Securities Exchanges - 1.7%
TMX Group	2,208,900	64,264,434

Total (Cost $235,229,642)		307,377,631

Financial Services – 4.5%
Information and Processing - 2.2%
Interactive Data	2,669,100	61,762,974
Morningstar [a,b]	583,075	24,040,182

		85,803,156

Investment Management - 2.3%
Affiliated Managers Group [a,b]	500,000	29,095,000
Federated Investors Cl. B	2,484,600	59,854,014

		88,949,014

Total (Cost $158,806,947)		174,752,170

Health – 5.4%
Drugs and Biotech - 3.6%
Endo Pharmaceuticals Holdings [a]	3,638,650	65,204,608
Perrigo Company	2,767,900	76,892,262

		142,096,870

Medical Products and Devices - 1.8%
IDEXX Laboratories [a,b]	1,536,500	70,986,300

Total (Cost $128,436,707)		213,083,170

Industrial Products – 20.9%
Building Systems and Components - 1.8%
Simpson Manufacturing [c]	3,358,986	72,621,277

	SHARES	VALUE
Industrial Products (continued)
Industrial Components - 1.3%
†GrafTech International [a]	2,932,176	$33,162,911
PerkinElmer	927,100	16,131,540

		49,294,451

Machinery - 5.2%
Lincoln Electric Holdings [c]	2,469,597	89,004,276
Wabtec Corporation	1,183,237	38,064,734
Woodward Governor [c]	3,841,024	76,052,275

		203,121,285

Metal Fabrication and Distribution - 8.0%
Kennametal	1,504,500	28,856,310
Reliance Steel & Aluminum	2,419,800	92,896,122
Schnitzer Steel Industries Cl. A [c]	1,520,238	80,359,781
Sims Metal Management ADR	5,339,295	110,096,263

		312,208,476

Miscellaneous Manufacturing - 1.4%
Matthews International Cl. A	501,600	15,609,792
Rational	329,966	38,064,075

		53,673,867

Pumps, Valves and Bearings - 1.6%
Gardner Denver [a]	2,488,400	62,633,028

Specialty Chemicals and Materials - 1.6%
Westlake Chemical	3,174,500	64,728,055

Total (Cost $719,755,362)		818,280,439

Industrial Services – 11.5%
Commercial Services - 7.9%
Copart [a]	1,491,100	51,696,437
Corinthian Colleges [a]	2,047,465	34,663,582
Gartner [a]	4,562,600	69,625,276
Hewitt Associates Cl. A a	234,700	6,989,366
Ritchie Bros. Auctioneers	3,914,000	91,783,300
Sotheby’s	1,694,800	23,913,628
Watson Wyatt Worldwide Cl. A	785,511	29,480,228

		308,151,817

Food, Tobacco and Agriculture - 0.4%
CF Industries Holdings	236,000	17,497,040

Industrial Distribution - 1.5%
MSC Industrial Direct Cl. A	772,184	27,397,088
Pool Corporation	1,811,400	29,996,784

		57,393,872

Transportation and Logistics - 1.7%
Arkansas Best [c]	1,956,902	51,564,368
UTI Worldwide [a]	1,312,800	14,965,920

		66,530,288

Total (Cost $371,991,945)		449,573,017

Natural Resources – 14.4%
Energy Services - 6.8%
Ensign Energy Services	7,103,000	103,813,782
Pason Systems	3,741,200	30,138,025
Trican Well Service	6,069,100	52,282,493

64 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Unit Corporation [a,c]	2,920,474	$80,517,468

		266,751,768

Precious Metals and Mining - 5.0%
Pan American Silver [a,c]	4,609,544	84,492,942
†Seabridge Gold [a]	1,429,800	37,089,012
Silver Standard Resources [a,c]	4,007,199	75,134,981

		196,716,935

Real Estate - 2.6%
Jones Lang LaSalle	1,119,700	36,647,781
St. Joe Company (The) [a,b]	2,468,650	65,394,539

		102,042,320

Total (Cost $565,757,459)		565,511,023

Technology – 16.2%
Aerospace and Defense - 1.1%
Ceradyne [a,b,c]	2,395,700	42,308,062

Components and Systems - 3.8%
Benchmark Electronics [a,b]	2,240,000	32,256,000
Dionex Corporation [a,b,c]	1,294,500	79,003,335
Zebra Technologies Cl. A a,b	1,662,600	39,337,116

		150,596,451

IT Services - 2.1%
Jack Henry & Associates	1,423,540	29,538,455
Perot Systems Cl. A a	3,770,900	54,036,997

		83,575,452

Semiconductors and Equipment - 4.7%
Cabot Microelectronics [a,b,c]	1,780,400	50,367,516
Cognex Corporation [c]	2,957,717	41,792,541
MKS Instruments [a,c]	2,941,910	38,803,793
Varian Semiconductor Equipment
Associates [a]	2,199,521	52,766,509

		183,730,359

Software - 2.1%
Fair Isaac	1,682,600	26,012,996
National Instruments	2,403,101	54,213,958

		80,226,954

Telecommunications - 2.4%
ADTRAN	2,923,929	62,776,756
†Comtech Telecommunications [a,b]	1,003,250	31,983,610

		94,760,366

Total (Cost $766,442,669)		635,197,644

Miscellaneous [f] – 1.0%
Total (Cost $32,373,208)		38,381,036

TOTAL COMMON STOCKS
(Cost $3,526,931,278)		3,652,004,757

VALUE

REPURCHASE AGREEMENT – 6.6%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $256,861,071 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 9/1/09-12/30/09, valued at $263,286,667) (Cost $256,861,000)	$256,861,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.1864%)
(Cost $156,211,026)	156,211,026

TOTAL INVESTMENTS – 103.9%
(Cost $3,940,003,304)	4,065,076,783

LIABILITIES LESS CASH AND OTHER ASSETS – (3.9)%	(152,246,763)

NET ASSETS – 100.0%	$3,912,830,020

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 93.9%

Consumer Products – 7.7%
Apparel, Shoes and Accessories - 2.6%
Fossil [a,b]	1,410,550	$33,966,044
†Gildan Activewear [a,b]	685,800	10,149,840
K-Swiss Cl. A a,b	852,000	7,242,000
Timberland Company (The) Cl. A a,b	1,501,382	19,923,339

		71,281,223

Food/Beverage/Tobacco - 0.7%
Industrias Bachoco ADR	926,815	19,741,159

Health, Beauty and Nutrition - 2.6%
Nu Skin Enterprises Cl. A [c]	3,471,200	53,109,360
NutriSystem	1,191,816	17,281,332

		70,390,692

Home Furnishing and Appliances - 0.5%
Helen of Troy [a]	638,796	10,725,385
Natuzzi ADR [a]	1,260,069	2,394,131

		13,119,516

Sports and Recreation - 1.3%
Beneteau	500,000	5,442,966
Callaway Golf	2,350,066	11,914,835
RC2 Corporation [a]	650,062	8,600,320
Winnebago Industries [a,b]	1,420,535	10,554,575

		36,512,696

Total (Cost $245,196,660)		211,045,286

Consumer Services – 4.4%
Leisure and Entertainment - 0.4%
DreamWorks Animation SKG Cl. A a,b	235,600	6,500,204
New Frontier Media [a,b,c]	1,903,000	4,567,200

		11,067,404

Retail Stores - 4.0%
American Eagle Outfitters	150,000	2,125,500
AnnTaylor Stores [a,b]	669,700	5,344,206
Buckle (The)	704,575	22,384,348
Cato Corporation (The) Cl. A	597,350	10,417,784
Charming Shoppes [a]	3,374,415	12,552,824
Hibbett Sports [a,b]	260,137	4,682,466
Lewis Group	1,543,747	9,673,557
Men’s Wearhouse (The)	1,256,732	24,104,120
Pacific Sunwear of California [a,b]	1,366,800	4,606,116
Tuesday Morning [a]	1,291,300	4,351,681
Williams-Sonoma	840,405	9,975,607

		110,218,209

Total (Cost $127,248,315)		121,285,613

Financial Intermediaries – 7.5%
Banking - 0.2%
Wilmington Trust	429,500	5,866,970

Insurance - 3.2%
Argo Group International Holdings [a]	521,897	14,727,933
Aspen Insurance Holdings	753,000	16,822,020
CNA Surety [a,b]	424,800	5,730,552
Greenlight Capital Re Cl. A a,b	623,812	10,798,186
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Navigators Group [a]	100,200	$4,451,886
NYMAGIC	339,900	4,717,812
Validus Holdings	1,355,290	29,789,274

		87,037,663

Securities Brokers - 2.9%
Ichiyoshi Securities	976,000	8,052,045
Jefferies Group [a,b]	498,200	10,626,606
Knight Capital Group Cl. A a	2,524,500	43,042,725
Mito Securities [a]	2,243,000	6,977,108
Thomas Weisel Partners Group [a,b]	1,134,500	6,829,690
TradeStation Group [a,b]	393,600	3,329,856

		78,858,030

Securities Exchanges - 0.9%
MarketAxess Holdings [a,b]	1,076,340	10,257,520
TMX Group	470,500	13,688,450

		23,945,970

Other Financial Intermediaries - 0.3%
KKR Financial Holdings [a,b,c]	8,786,960	8,171,873

Total (Cost $262,152,934)		203,880,506

Financial Services – 2.6%
Insurance Brokers - 0.4%
Brown & Brown	500,000	9,965,000

Investment Management - 2.2%
Brait	3,862,000	7,868,499
CapMan Cl. B a	2,918,978	4,109,701
Deutsche Beteiligungs	409,995	7,017,071
Federated Investors Cl. B	949,700	22,878,273
Sprott	5,046,400	13,232,619
U.S. Global Investors Cl. A	669,400	6,198,644

		61,304,807

Total (Cost $102,935,553)		71,269,807

Health – 4.5%
Drugs and Biotech - 2.7%
Cypress Bioscience [a]	968,949	9,127,499
†Emergent Biosolutions [a,b]	487,900	6,991,607
Endo Pharmaceuticals Holdings [a]	1,859,200	33,316,864
Infinity Pharmaceuticals [a]	73,677	430,274
Lexicon Pharmaceuticals [a,b]	2,027,300	2,513,852
Maxygen [a]	790,200	5,310,144
ViroPharma [a]	1,588,100	9,417,433
VIVUS [a]	890,250	5,412,720

		72,520,393

Health Services - 1.1%
Cross Country Healthcare [a,b,c]	2,328,100	15,994,047
eResearch Technology [a]	1,586,250	9,850,613
MedQuist [a]	600,200	3,649,216

		29,493,876

Medical Products and Devices - 0.7%
Bruker Corporation [a]	876,979	8,120,826
Caliper Life Sciences [a,b]	1,657,429	2,933,649
CONMED Corporation [a,b]	255,500	3,965,360

66 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Medical Action Industries [a,b]	444,250	$5,086,662

		20,106,497

Total (Cost $147,290,464)		122,120,766

Industrial Products – 11.3%
Automotive - 1.2%
Gentex Corporation	1,144,232	13,273,091
Landi Renzo	4,018,000	18,196,329
Spartan Motors	210,000	2,379,300

		33,848,720

Building Systems and Components - 0.3%
AAON	471,250	9,387,300

Industrial Components - 1.8%
GrafTech International [a]	2,957,400	33,448,194
†Littelfuse [a,b]	208,400	4,159,664
Powell Industries [a,b]	314,848	11,671,415

		49,279,273

Machinery - 1.0%
Lincoln Electric Holdings	384,663	13,863,255
Manitou BF a	213,211	2,544,441
Woodward Governor	525,700	10,408,860

		26,816,556

Metal Fabrication and Distribution - 5.0%
Castle (A.M.) & Co. [b,c]	1,849,667	22,343,978
Kennametal	1,703,000	32,663,540
Olympic Steel	510,800	12,499,276
Schnitzer Steel Industries Cl. A	317,100	16,761,906
Sims Metal Management ADR	2,600,050	53,613,031

		137,881,731

Miscellaneous Manufacturing - 0.1%
Steelcase Cl. A	299,700	1,744,254

Pumps, Valves and Bearings - 0.7%
Gardner Denver [a,b]	725,618	18,263,805

Specialty Chemicals and Materials - 1.2%
Schulman (A.)	571,190	8,630,681
Symyx Technologies [a,b]	748,123	4,376,519
Victrex	700,000	6,510,156
Westlake Chemical	604,800	12,331,872

		31,849,228

Total (Cost $242,303,169)		309,070,867

Industrial Services – 10.2%
Advertising and Publishing - 0.4%
ValueClick [a]	1,152,600	12,125,352

Commercial Services - 4.5%
CBIZ [a,b]	597,600	4,254,912
Copart [a,b]	345,395	11,974,845
Corinthian Colleges [a]	173,704	2,940,809
Forrester Research [a,b]	518,300	12,724,265
Heidrick & Struggles International	182,000	3,321,500
Kforce [a,b]	1,090,774	9,020,701
Korn/Ferry International [a]	2,134,663	22,712,814
LECG Corporation [a,b,c]	1,722,490	5,615,317
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
ManTech International Cl. A a	80,200	$3,451,808
MAXIMUS	246,891	10,184,254
Monster Worldwide [a,b]	399,000	4,712,190
MPS Group [a,b]	494,700	3,779,508
TrueBlue [a,c]	2,470,791	20,754,644
Universal Technical Institute [a,b]	587,800	8,775,854

		124,223,421

Engineering and Construction - 0.6%
Dycom Industries [a,b]	878,400	9,723,888
Exponent [a]	250,400	6,137,304

		15,861,192

Food, Tobacco and Agriculture - 2.4%
Imperial Sugar [c]	863,740	10,459,892
Intrepid Potash [a,b]	1,460,500	41,010,840
Omega Protein [a,b]	396,000	1,607,760
Terra Industries	531,041	12,861,813

		65,940,305

Industrial Distribution - 0.6%
Houston Wire & Cable [c]	1,291,200	15,378,192

Printing - 0.6%
Ennis	1,254,600	15,632,316

Transportation and Logistics - 1.1%
Heartland Express	688,366	10,132,747
Universal Truckload Services	389,961	6,102,890
Werner Enterprises	690,600	12,513,672

		28,749,309

Total (Cost $308,643,020)		277,910,087

Natural Resources – 23.8%
Energy Services - 9.0%
Calfrac Well Services	1,744,300	18,520,488
Ensign Energy Services	3,414,100	49,898,723
Global Industries [a,b]	1,736,950	9,831,137
Lamprell	5,311,000	10,042,274
Major Drilling Group International	770,800	12,100,596
Oil States International [a,b]	786,200	19,033,902
Pason Systems	2,240,700	18,050,431
RPC	1,120,564	9,356,709
Tesco Corporation [a,c]	3,077,305	24,433,802
Total Energy Services [c]	1,966,700	7,372,061
Trican Well Service	4,631,500	39,898,233
Unit Corporation [a,b]	1,013,400	27,939,438

		246,477,794

Oil and Gas - 0.5%
Frontier Oil	600,000	7,866,000
St. Mary Land & Exploration	328,000	6,845,360

		14,711,360

Precious Metals and Mining - 14.3%
Agnico-Eagle Mines	426,600	22,387,968
Alamos Gold [a]	4,998,400	41,082,151
Allied Nevada Gold [a]	1,887,250	15,211,235
Denison Mines [a,b]	3,096,300	5,016,006
Fronteer Development Group [a,b]	4,014,500	13,769,735

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Gammon Gold [a,b]	5,104,400	$34,046,348
Hecla Mining [a,b]	7,173,900	19,226,052
Ivanhoe Mines [a,b]	6,125,800	34,304,480
Northam Platinum	2,040,000	7,954,171
NovaGold Resources [a]	827,000	3,539,560
Pan American Silver [a,b]	2,286,363	41,909,034
Randgold Resources ADR	300,000	19,251,000
Red Back Mining [a]	2,748,200	23,958,000
†Seabridge Gold [a,b]	817,700	21,211,138
Silver Standard Resources [a,b]	2,244,800	42,090,000
Silvercorp Metals	6,688,200	23,542,464
Thompson Creek Metals [a]	1,728,000	17,660,160
Uranium Resources [a,b]	2,746,500	3,515,520

		389,675,022

Total (Cost $673,349,304)		650,864,176

Technology – 20.0%
Aerospace and Defense - 1.6%
HEICO Corporation Cl. A	1,201,563	35,157,733
Integral Systems [a,c]	1,066,294	8,871,566

		44,029,299

Components and Systems - 1.7%
Brocade Communications Systems [a,b]	2,847,476	22,267,262
Methode Electronics	1,226,000	8,606,520
†Teradata Corporation [a,b]	550,000	12,886,500
Trimble Navigation [a,b]	138,000	2,708,940

		46,469,222

Internet Software and Services - 0.6%
iPass [a]	2,026,417	3,242,267
RealNetworks [a]	2,773,900	8,293,961
United Online	600,000	3,906,000

		15,442,228

IT Services - 2.7%
Jack Henry & Associates	397,100	8,239,825
Perot Systems Cl. A a	2,753,611	39,459,246
SRA International Cl. A a,b	732,000	12,853,920
Syntel	430,067	13,521,306

		74,074,297

Semiconductors and Equipment - 7.6%
Advanced Energy Industries [a,b]	714,100	6,419,759
Brooks Automation [a]	1,996,182	8,942,895
CEVA [a,c]	1,281,400	11,122,552
Cirrus Logic [a]	1,628,400	7,327,800
Cognex Corporation	477,738	6,750,438
Exar Corporation [a]	511,700	3,679,123
Fairchild Semiconductor International [a]	2,600,800	18,179,592
IPG Photonics [a,b]	468,900	5,143,833
Lam Research [a,b]	343,800	8,938,800
MKS Instruments [a]	1,419,600	18,724,524
Novellus Systems [a]	650,000	10,855,000
OmniVision Technologies [a]	1,767,700	18,366,403
†Qlogic Corporation [a,b]	300,000	3,804,000
Semitool [a]	1,148,333	5,305,299
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Sigma Designs [a,c]	1,556,358	$24,963,982
Silicon Motion Technology ADR [a,b]	745,000	2,719,250
STEC [a,b]	207,200	4,804,968
Trident Microsystems [a]	1,950,143	3,393,249
TTM Technologies[a,b,c]	2,350,035	18,706,279
Varian Semiconductor Equipment Associates [a]	449,200	10,776,308
Verigy [a]	660,200	8,034,634

		206,958,688

Software - 1.4%
Avid Technology [a,b]	585,515	7,851,756
DivX [a,b,c]	1,887,507	10,362,414
MSC.Software [a]	2,081,702	13,864,135
SPSS [a]	110,272	3,679,777
THQ [a,b]	462,500	3,311,500

		39,069,582

Telecommunications - 4.4%
ADTRAN	1,846,200	39,637,914
Arris Group [a]	1,844,471	22,428,767
Harmonic [a,b]	1,500,000	8,835,000
KVH Industries [a,c]	1,150,200	7,855,866
NETGEAR [a]	1,342,800	19,349,748
Novatel Wireless [a,c]	1,842,176	16,616,428
PC-Tel [a,c]	1,295,592	6,931,417

		121,655,140

Total (Cost $654,468,447)		547,698,456

Miscellaneous [f] – 1.9%
Total (Cost $44,379,429)		51,136,672

TOTAL COMMON STOCKS
(Cost $2,807,967,295)		2,566,282,236

REPURCHASE AGREEMENT – 6.3%

State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $172,206,048 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $176,511,408)

(Cost $172,206,000)		172,206,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.1864%)
(Cost $99,054,354)		99,054,354

68 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

Royce Total Return Fund

VALUE
TOTAL INVESTMENTS – 103.8%
(Cost $3,079,227,649)	$2,837,542,590

LIABILITIES LESS CASH AND OTHER ASSETS – (3.8)%	(102,752,492)

NET ASSETS – 100.0%	$2,734,790,098

	SHARES	VALUE
COMMON STOCKS – 95.7%

Consumer Products – 6.6%
Apparel, Shoes and Accessories - 2.9%
Cherokee	19,756	$391,564
Columbia Sportswear	446,188	13,796,133
Guess?	394,816	10,178,356
Jones Apparel Group	483,500	5,187,955
K-Swiss Cl. A a,b	158,675	1,348,738
Liz Claiborne [a,b]	23,690	68,227
Movado Group	107,029	1,128,086
Phillips-Van Heusen	133,984	3,844,001
Polo Ralph Lauren	448,600	24,018,044
Weyco Group	339,579	7,840,879
Wolverine World Wide	1,441,035	31,789,232

		99,591,215

Food/Beverage/Tobacco - 2.0%
Flowers Foods	400,000	8,736,000
Hershey Creamery	173	294,100
J & J Snack Foods	379,122	13,610,480
J.M. Smucker Company (The)	324,000	15,765,840
Lancaster Colony	398,000	17,539,860
Mannatech	316,298	1,043,783
Tootsie Roll Industries	448,207	10,169,817

		67,159,880

Health, Beauty and Nutrition - 0.6%
Inter Parfums	1,107,483	8,128,925
Nu Skin Enterprises Cl. A	444,650	6,803,145
NutriSystem	352,191	5,106,770

		20,038,840

Home Furnishing and Appliances - 0.6%
Ethan Allen Interiors	207,860	2,153,430
Furniture Brands International [a,b]	416,800	1,262,904
Hooker Furniture	20,530	235,684
Kimball International Cl. B	724,600	4,521,504
La-Z-Boy [a,b]	957,300	4,518,456
National Presto Industries	123,665	9,410,906

		22,102,884

Household Products/Wares - 0.0%
American Greetings Cl. A	40,000	467,200
Blyth	1,025	33,610

		500,810

Sports and Recreation - 0.5%
Arctic Cat [a,b]	169,718	685,661
Callaway Golf	1,266,461	6,420,957
Hasbro	87,306	2,116,297
Thor Industries	341,885	6,280,428

		15,503,343

Total (Cost $276,565,948)		224,896,972

Consumer Services – 7.0%
Leisure and Entertainment - 1.3%
Ambassadors Group	99,332	1,367,801
International Speedway Cl. A	834,447	21,370,188
Regal Entertainment Group Cl. A	396,300	5,266,827
Speedway Motorsports	139,733	1,922,726

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Consumer Services (continued)
Leisure and Entertainment (continued)
World Wrestling Entertainment Cl. A	1,152,184	$14,471,431

		44,398,973

Online Commerce - 0.2%
Systemax [a]	623,038	7,420,383

Restaurants and Lodgings - 0.5%
Bob Evans Farms	532,900	15,315,546
Brinker International	21,250	361,887
DineEquity [a,b]	61,030	1,903,526

		17,580,959

Retail Stores - 4.9%
Abercrombie & Fitch Cl. A	434,272	11,026,166
American Eagle Outfitters	1,873,024	26,540,750
bebe Stores	18,900	130,032
Books-A-Million	27	192
Brown Shoe	81,700	591,508
Buckle (The)	674,610	21,432,360
Cato Corporation (The) Cl. A	1,262,177	22,012,367
Christopher & Banks	55,723	373,901
Dress Barn (The) [a,b]	1,781,485	25,475,236
Family Dollar Stores	453,457	12,832,833
Finish Line (The) Cl. A	72,800	540,176
Foot Locker	103,900	1,087,833
Men’s Wearhouse (The)	202,152	3,877,275
Pep Boys-Manny, Moe & Jack (The)	742,500	7,528,950
RadioShack Corporation	165,122	2,305,103
Ross Stores	205,314	7,925,121
Tiffany & Co.	727,300	18,444,328
Tuesday Morning [a]	13,728	46,263
Village Super Market Cl. A	71,437	2,125,251
Williams-Sonoma	106,900	1,268,903

		165,564,548

Other Consumer Services - 0.1%
Brinks Home Security Holdings [a]	130,300	3,688,793

Total (Cost $263,065,928)		238,653,656

Diversified Investment Companies – 0.1%
Closed-End Funds - 0.1%
Central Fund of Canada Cl. A	355,000	4,167,700

Total (Cost $3,724,952)		4,167,700

Financial Intermediaries – 19.8%
Banking - 3.2%
Banco Latinoamericano de Exportaciones Cl. E	298,675	3,712,530
Bancorp Rhode Island [c]	261,300	5,150,223
Bank of Hawaii	192,900	6,911,607
Bank of N.T. Butterfield & Son	498,216	2,590,723
Bank Sarasin & Cie Cl. B a	70,000	2,177,696
BOK Financial	491,382	18,510,360
Canadian Western Bank	783,200	11,406,446
Central Pacific Financial [a,b]	20,000	75,000
Centrue Financial	173,755	769,735
Credicorp	235,800	13,723,560
	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
First Citizens BancShares Cl. A	10,800	$1,443,420
First Financial Bancorp	150,000	1,128,000
First National Bank Alaska	3,110	5,007,100
HopFed Bancorp	134,000	1,303,820
Kearny Financial	430,100	4,920,344
NewAlliance Bancshares	200,000	2,300,000
Peapack-Gladstone Financial [c]	441,091	8,508,645
Provident Financial Services	26,000	236,600
Provident New York Bancorp	50,000	406,000
Sun Bancorp [a,b]	284,428	1,473,337
Trustmark Corporation	80,700	1,559,124
Vontobel Holding	55,000	1,473,142
Wilmington Trust	942,100	12,869,086

		107,656,498

Insurance - 12.8%
Alleghany Corporation [a]	101,793	27,585,903
American Financial Group	362,650	7,825,987
American National Insurance	145,093	10,966,129
American Physicians Service Group	74,771	1,696,554
Aspen Insurance Holdings	1,416,733	31,649,815
Assured Guaranty	277,800	3,439,164
Axis Capital Holdings	4,001	104,746
Baldwin & Lyons Cl. B	103,958	2,047,973
Cincinnati Financial	20,000	447,000
Donegal Group Cl. A	707,888	10,766,976
E-L Financial	53,588	17,138,577
EMC Insurance Group	431,844	8,986,674
Employers Holdings	73,300	993,215
Endurance Specialty Holdings	236,788	6,937,888
Erie Indemnity Cl. A	577,700	20,658,552
Fidelity National Financial Cl. A	819,700	11,090,541
First American	227,400	5,891,934
Flagstone Reinsurance Holdings	220,771	2,273,941
Harleysville Group	395,488	11,160,671
HCC Insurance Holdings	148	3,553
Horace Mann Educators	7,801	77,776
Infinity Property & Casualty	162,437	5,922,453
IPC Holdings	272,600	7,452,884
Leucadia National [a]	484,800	10,224,432
Markel Corporation [a,b]	67,900	19,127,430
Max Capital Group	908,500	16,770,910
Mercury General	170,000	5,683,100
Montpelier Re Holdings	1,535,610	20,408,257
Odyssey Re Holdings	69,090	2,762,218
Old Republic International	997,000	9,820,450
OneBeacon Insurance Group Cl. A	725,720	8,483,667
PartnerRe	527,477	34,259,631
Platinum Underwriters Holdings	167,793	4,797,202
Reinsurance Group of America	608,418	21,239,872
RenaissanceRe Holdings	161,100	7,497,594
RLI	165,000	7,392,000
Safety Insurance Group	852	26,037
Selective Insurance Group	662	8,454
State Auto Financial	579,515	10,141,513

70 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Transatlantic Holdings	290,150	$12,572,200
United Fire & Casualty	140,935	2,417,035
Validus Holdings	637,300	14,007,854
Wesco Financial	30,623	8,911,293
White Mountains Insurance Group	15,760	3,607,622
Zenith National Insurance	843,298	18,333,299

		433,610,976

Real Estate Investment Trusts - 2.6%
Annaly Capital Management	1,005,600	15,224,784
Capital Trust Cl. A a,b	456,800	662,360
Cousins Properties	227,226	1,931,421
DCT Industrial Trust	1,121,600	4,576,128
Essex Property Trust	83,000	5,165,090
Lexington Realty Trust	997,042	3,389,943
MFA Financial	986,200	6,824,504
National Health Investors	418,630	11,181,607
National Retail Properties	650,000	11,277,500
PS Business Parks	168,500	8,162,140
Rayonier	529,400	19,243,690
Starhill Global REIT	200,000	87,230
Suntec Real Estate Investment Trust	400,000	236,242

		87,962,639

Securities Brokers - 0.3%
Global Investment House KSCC GDR [a]	20,000	37,000
Investcorp Bank GDR	40,000	200,000
Oppenheimer Holdings Cl. A	22,567	477,743
Raymond James Financial	597,925	10,290,289
Sanders Morris Harris Group	147,811	812,961

		11,817,993

Securities Exchanges - 0.9%
London Stock Exchange Group	465,942	5,399,408
TMX Group	884,600	25,736,030

		31,135,438

Other Financial Intermediaries - 0.0%
KKR Financial Holdings [a]	288,878	268,657

Total (Cost $770,208,381)		672,452,201

Financial Services – 8.9%
Diversified Financial Services - 0.0%
Advanta Corporation Cl. B	151,576	63,662
First Marblehead [a,b]	10,719	21,652

		85,314

Information and Processing - 1.2%
Global Payments	6,786	254,204
Interactive Data	612,900	14,182,506
SEI Investments	1,491,733	26,910,863

		41,347,573

Insurance Brokers - 1.5%
Brown & Brown	1,558,700	31,064,891
Gallagher (Arthur J.) & Co.	978,200	20,874,788

		51,939,679

Investment Management - 5.9%
A.F.P. Provida ADR [a]	389,669	10,084,634
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
AGF Management Cl. B	815,600	$8,905,231
AllianceBernstein Holding L.P.	1,631,500	32,776,835
AP Alternative Assets L.P. [a]	76,000	185,709
Apollo Investment	1,111,400	6,668,400
CI Financial	1,263,500	20,791,291
Cohen & Steers	385,630	5,765,169
Federated Investors Cl. B	1,388,613	33,451,687
GAMCO Investors Cl. A	278,300	13,497,550
Gladstone Capital	80,000	602,400
IGM Financial	363,700	12,867,003
Janus Capital Group	507,400	5,784,360
JZ Capital Partners	33,333	123,453
MVC Capital	425,000	3,595,500
Och-Ziff Capital Management Group Cl. A	285,700	2,545,587
Onex Corporation	339,000	5,828,999
Schroders	90,000	1,218,286
T. Rowe Price Group	695,700	28,989,819
†Teton Advisors [a,d]	4,155	9,432
Waddell & Reed Financial Cl. A	253,600	6,687,432

		200,378,777

Specialty Finance - 0.3%
Credit Acceptance [a,b]	254,005	5,550,009
GATX Corporation	59,000	1,517,480
Portfolio Recovery Associates [a]	37,580	1,455,474

		8,522,963

Total (Cost $333,276,925)		302,274,306

Health – 3.4%
Commercial Services - 1.2%
Chemed Corporation	437,512	17,272,974
Owens & Minor	541,300	23,719,766

		40,992,740

Drugs and Biotech - 0.3%
Biovail Corporation	570,797	7,677,219
Endo Pharmaceuticals Holdings [a]	25,000	448,000
Medicis Pharmaceutical Cl. A	36,513	595,892
Mylan [a,b]	33,396	435,818

		9,156,929

Health Services - 0.3%
Computer Programs and Systems	67,050	2,568,686
Healthcare Services Group	48,188	861,601
LCA-Vision [a,b]	436,066	1,840,199
Omnicare	18,600	479,136
Universal Health Services Cl. B	121,911	5,955,352

		11,704,974

Medical Products and Devices - 1.3%
Atrion Corporation	2,390	320,475
Hill-Rom Holdings	391,763	6,354,396
IDEXX Laboratories [a,b]	379,600	17,537,520
STERIS Corporation	705,083	18,388,564
West Pharmaceutical Services	1,200	41,820
Young Innovations	21,130	460,423

		43,103,198

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Health (continued)
Personal Care - 0.3%
Alberto-Culver Company	364,100	$9,259,063

Total (Cost $95,444,488)		114,216,904

Industrial Products – 17.9%
Automotive - 0.3%
Gentex Corporation	595,000	6,902,000
Spartan Motors	193,689	2,194,496
Superior Industries International	76,000	1,071,600

		10,168,096

Building Systems and Components - 1.1%
Apogee Enterprises	219,512	2,699,998
Bunka Shutter	60,000	225,296
Lennox International	19,692	632,310
LSI Industries [c]	1,159,992	6,321,956
McGrath RentCorp	291,300	5,552,178
Preformed Line Products	204,410	9,006,305
Simpson Manufacturing	638,828	13,811,461

		38,249,504

Construction Materials - 0.6%
Ameron International	159,400	10,686,176
Ash Grove Cement	39,610	7,327,850
Louisiana-Pacific Corporation [a]	78,000	266,760

		18,280,786

Industrial Components - 2.1%
Bel Fuse Cl. A	83,200	1,168,128
Bel Fuse Cl. B	151,447	2,429,210
Chase Corporation [c]	753,974	8,972,291
CLARCOR	665,100	19,414,269
CTS Corporation	45,733	299,551
Donaldson Company	401,700	13,914,888
Hubbell Cl. B	204,800	6,565,888
Mueller Water Products Cl. A	3,500	13,090
PerkinElmer	702,600	12,225,240
Watts Water Technologies Cl. A	321,300	6,920,802

		71,923,357

Machinery - 4.3%
Ampco-Pittsburgh	172,334	4,041,232
Briggs & Stratton	385,640	5,144,438
Cascade Corporation	147,879	2,326,137
Franklin Electric	366,900	9,510,048
FreightCar America	77,028	1,294,841
Gorman-Rupp Company	461,307	9,304,562
Lincoln Electric Holdings	580,664	20,927,131
Lindsay Corporation	194,900	6,451,190
Manitowoc Company	3,300	17,358
Mueller (Paul) Company [c]	116,700	1,983,900
Nordson Corporation	329,200	12,726,872
Regal-Beloit	50,435	2,003,278
Robbins & Myers	709,204	13,652,177
Roper Industries	214,500	9,718,995
Snap-on	42,194	1,212,655
Starrett (L.S.) Company (The) Cl. A c	529,400	3,599,920
Sun Hydraulics	690,182	11,160,243
Tennant Company	537,600	9,886,464
	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Toro Company (The)	329,475	$9,851,302
Twin Disc	10,594	72,145
Wabtec Corporation	1,600	51,472
Woodward Governor	609,200	12,062,160

		146,998,520

Metal Fabrication and Distribution - 2.7%
Allegheny Technologies	53,678	1,874,973
Carpenter Technology	354,688	7,381,057
Castle (A.M.) & Co. [b]	333,621	4,030,142
Commercial Metals	43,900	703,717
Encore Wire	73,125	1,561,219
Gerdau Ameristeel	11,451	78,096
Gibraltar Industries [a]	301,684	2,072,569
Insteel Industries	193,833	1,597,184
Kaiser Aluminum	58,620	2,105,044
Kennametal	51,832	994,138
Mueller Industries	518,194	10,778,435
Olympic Steel	72,035	1,762,696
Reliance Steel & Aluminum	670,517	25,741,148
Schnitzer Steel Industries Cl. A	252,000	13,320,720
Sims Metal Management ADR	372,275	7,676,310
Steel Dynamics	146,521	2,158,254
Timken Company (The)	20,446	349,218
Trinity Industries	557,108	7,587,811

		91,772,731

Miscellaneous Manufacturing - 2.3%
Acuity Brands	185,709	5,209,137
American Railcar Industries	263,849	2,179,393
Brady Corporation Cl. A	571,000	14,343,520
Carlisle Companies	1,700	40,868
Crane Company	288,000	6,425,280
HNI Corporation	471,384	8,513,195
Matthews International Cl. A	357,300	11,119,176
Raven Industries	156,201	3,998,746
Smith (A.O.) Corporation	331,929	10,810,927
Teleflex	309,700	13,883,851
Tredegar Corporation	1,500	19,980

		76,544,073

Paper and Packaging - 1.1%
Albany International Cl. A	342,500	3,897,650
Aptar Group	108,300	3,657,291
Bemis Company	464,800	11,712,960
Greif Cl. A	225,500	9,971,610
Schweitzer-Mauduit International	21,854	594,648
Sonoco Products	359,778	8,616,683

		38,450,842

Pumps, Valves and Bearings - 0.8%
CIRCOR International	32,045	756,582
IDEX Corporation	283,694	6,970,362
Kaydon Corporation	578,052	18,821,373

		26,548,317

Specialty Chemicals and Materials - 2.4%
Aceto Corporation	176,234	1,175,481
Agrium	5,200	207,428

72 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Albemarle Corporation	366,000	$9,358,620
Ashland	7,000	196,350
Balchem Corporation	661,000	16,207,720
Cabot Corporation	881,700	11,091,786
Cytec Industries	700	13,034
H.B. Fuller Company	106,792	2,004,486
Hawkins	33,339	752,794
Innospec	72,249	776,677
International Flavors & Fragrances	175,000	5,726,000
Lubrizol Corporation (The)	299,500	14,169,345
Methanex Corporation	456,898	5,592,431
Minerals Technologies	25,547	920,203
NewMarket Corporation	6,788	457,036
Olin Corporation	226,184	2,689,328
Park Electrochemical	160,823	3,462,519
Quaker Chemical	405,000	5,382,450
Schulman (A.)	12,200	184,342
Spartech Corporation	4,046	37,183
Westlake Chemical	6,110	124,583

		80,529,796

Other Industrial Products - 0.2%
MTS Systems	318,357	6,574,072

Total (Cost $604,514,327)		606,040,094

Industrial Services – 11.8%
Advertising and Publishing - 0.0%
E.W. Scripps Company Cl. A a,b	43,770	91,479
Gannett	3,500	12,495
Journal Communications Cl. A b	90,000	94,500
McClatchy Company (The) Cl. A b	94,000	47,000
Scholastic Corporation	700	13,853

		259,327

Commercial Services - 5.2%
ABM Industries	635,600	11,485,292
Barrett Business Services	496,900	5,217,450
Brink’s Company (The)	17,485	507,590
CDI Corporation	71,199	793,869
Corporate Executive Board	105,800	2,196,408
Heidrick & Struggles International	581,056	10,604,272
Hillenbrand	225,625	3,754,400
Kelly Services Cl.A a,b	594,574	6,510,585
Landauer	377,500	23,155,850
Manpower	484,352	20,507,464
MAXIMUS	263,203	10,857,124
Resources Connection [a]	3,700	63,529
Ritchie Bros. Auctioneers	1,464,320	34,338,304
Robert Half International	571,423	13,497,011
Rollins	555,750	9,620,032
UniFirst Corporation	9,510	353,487
Viad Corporation	64,902	1,117,612
Watson Wyatt Worldwide Cl. A	569,600	21,377,088

		175,957,367

Engineering and Construction - 0.5%
Comfort Systems USA	481,674	4,937,158
	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
Granite Construction	226,175	$7,527,104
M.D.C. Holdings	5,580	168,014
Ryland Group (The)	5,976	100,158
Skyline Corporation	223,100	4,852,425

		17,584,859

Food, Tobacco and Agriculture - 1.4%
Cal-Maine Foods	192,794	4,812,138
Corn Products International	108,029	2,894,097
Farmer Bros.	542,300	12,407,824
Hormel Foods	470,133	16,238,394
Seaboard Corporation	9,476	10,632,072
Terra Industries	35,882	869,062

		47,853,587

Industrial Distribution - 1.7%
Applied Industrial Technologies	707,300	13,933,810
Doshisha Company	60,000	873,647
Grainger (W.W.)	311,600	25,513,808
Houston Wire & Cable	108,601	1,293,438
Lawson Products	12,546	178,278
Mine Safety Appliances	212,400	5,118,840
MSC Industrial Direct Cl. A	297,900	10,569,492
Watsco	22,075	1,080,130

		58,561,443

Printing - 0.3%
Bowne & Co. [a]	134,800	877,548
Courier Corporation	77,021	1,175,341
CSS Industries	23,161	472,021
Ennis	508,204	6,332,222
Schawk	9,400	70,594

		8,927,726

Transportation and Logistics - 2.7%
Alexander & Baldwin	494,700	11,595,768
Arkansas Best	304,528	8,024,313
C. H. Robinson Worldwide	256,000	13,350,400
DryShips [a,b]	12,013	69,435
Euroseas	125,346	599,154
Expeditors International of Washington	458,400	15,283,056
Knight Transportation	65,000	1,075,750
Overseas Shipholding Group	7,800	265,512
Pacer International [a,b]	607,252	1,354,172
SkyWest	337,806	3,445,621
Tidewater	685,366	29,381,640
UTI Worldwide [a]	492,600	5,615,640

		90,060,461

Total (Cost $385,149,721)		399,204,770

Natural Resources – 11.3%
Energy Services - 5.2%
Boardwalk Pipeline Partners L.P. [b]	90,000	2,032,200
CARBO Ceramics	348,906	11,932,585
Energy Transfer Equity L.P.	530,600	13,461,322
Ensign Energy Services	1,136,500	16,610,497
Exterran Partners L.P.	479,700	6,610,266
Helmerich & Payne	846,272	26,124,417
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Lufkin Industries	70,973	$2,984,415
Major Drilling Group International	270,000	4,238,662
National Fuel Gas	100,528	3,627,050
Nicor	372,892	12,909,521
NuStar GP Holdings	369,200	8,528,520
Patterson-UTI Energy	1,649,060	21,206,912
Precision Drilling Trust [b]	861,450	4,203,876
Rowan Companies [a,b]	910,005	17,581,297
SEACOR Holdings [a]	260,600	19,607,544
Trican Well Service	311,700	2,685,151
World Fuel Services	10,900	449,407

		174,793,642

Oil and Gas - 3.7%
Cimarex Energy	728,633	20,649,459
Crosstex Energy [b]	360,200	1,498,432
Delek US Holdings	80,504	682,674
Energen Corporation	621,781	24,809,062
Enterprise GP Holdings L.P.	285,900	7,184,667
Hiland Holdings GP L.P.	384,400	884,120
Holly Corporation	87,281	1,569,312
Hugoton Royalty Trust	270,600	3,907,464
Magellan Midstream Holdings L.P.	738,500	15,493,730
Penn Virginia	633,760	10,374,651
Penn Virginia GP Holdings L.P.	228,000	2,886,480
Pioneer Southwest Energy Partners L.P.	557,421	10,395,902
Plains All American Pipeline L.P.	281,530	11,979,101
St. Mary Land & Exploration	52,242	1,090,291
Stone Energy [a]	180,450	1,338,939
Sunoco Logistics Partners L.P.	181,000	9,813,820
W&T Offshore	180,375	1,756,853

		126,314,957

Precious Metals and Mining - 1.8%
Agnico-Eagle Mines	256,100	13,440,128
Alliance Holdings GP L.P.	468,500	8,990,515
Alliance Resource Partners L.P.	241,000	7,832,500
Cliffs Natural Resources	14,400	352,368
Gold Fields ADR	434,700	5,238,135
IAMGOLD Corporation	301,000	3,046,120
Lihir Gold ADR [a]	131,000	3,041,820
Natural Resource Partners L.P.	798,377	16,805,836
Titanium Metals [a,b]	20,000	183,800

		58,931,222

Real Estate - 0.6%
AMREP Corporation [a]	23,992	264,632
Deltic Timber	172,000	6,100,840
St. Joe Company (The) [a,b]	276,300	7,319,187
W.P. Carey & Co.	306,231	7,649,650

		21,334,309

Total (Cost $433,320,531)		381,374,130

Technology – 4.8%
Aerospace and Defense - 0.4%
American Science & Engineering	1,584	109,486
	SHARES	VALUE
Technology (continued)
Aerospace and Defense (continued)
Cubic Corporation	6,400	$229,056
HEICO Corporation	190,400	6,903,904
HEICO Corporation Cl. A	200,159	5,856,652
Triumph Group	44,476	1,779,040

		14,878,138

Components and Systems - 1.1%
Analogic Corporation	143,800	5,313,410
AVX Corporation	1,149,446	11,413,999
Imation Corporation [a,b]	234,500	1,784,545
Methode Electronics	1,348,318	9,465,192
Nam Tai Electronics [a]	2,038,217	8,682,804
OPTEX Company	30,000	294,789
Sato Corporation	30,000	274,837

		37,229,576

Internet Software and Services - 0.1%
United Online	520,006	3,385,239

IT Services - 1.6%
Black Box	536,023	17,940,690
iGATE Corporation	24,763	163,931
Jack Henry & Associates	705,300	14,634,975
Syntel	23,000	723,120
Total System Services	1,398,999	18,732,597

		52,195,313

Semiconductors and Equipment - 0.3%
Cognex Corporation	418,300	5,910,579
Maxim Integrated Products	247,665	3,885,864
Melco Holdings	32,000	397,427
Micrel	5,305	38,832

		10,232,702

Software - 0.2%
Fair Isaac	323,256	4,997,538

Telecommunications - 1.1%
ADTRAN	210,100	4,510,847
Atlantic Tele-Network	488,161	19,179,846
CenturyTel	15,351	471,276
Plantronics	180,344	3,410,305
Shenandoah Telecommunications	34	690
SureWest Communications [a,b]	271,400	2,841,558
USA Mobility	610,357	7,788,155

		38,202,677

Total (Cost $197,743,847)		161,121,183

Utilities – 2.5%
ALLETE	388,367	11,165,551
Aqua America	819,766	14,673,812
Black Hills	100	2,299
ITC Holdings	250,000	11,340,000
NV Energy	90,000	971,100
Otter Tail	15,000	327,600
Piedmont Natural Gas	474,500	11,440,195
PNM Resources	638,900	6,842,619
SJW	400,400	9,089,080
Southern Union	82,576	1,518,573

74 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Utilities (continued)
UGI Corporation	660,076	$16,825,337

Total (Cost $87,706,058)		84,196,166

Miscellaneous [f] – 1.6%
Total (Cost $49,404,356)		52,665,863

TOTAL COMMON STOCKS
(Cost $3,500,125,462)		3,241,263,945

PREFERRED STOCKS – 0.6%
†LTC Properties 8.00% Series F	123,600	2,805,720
MF Global 9.75% Conv.	50,000	3,675,000
Reinsurance Group of America 5.75% Conv.	94,000	4,324,000
Vornado Realty Trust Ser. F 6.75%	200,000	3,750,000
Vornado Realty Trust Ser. G 6.625%	400,000	7,340,000

TOTAL PREFERRED STOCKS
(Cost $26,074,515)		21,894,720

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.5%
Charming Shoppes 1.125%
Conv. Senior Note due 5/1/14	$20,000,000	11,725,000
Encore Capital Group 3.375%
Conv. Senior Note due 9/19/10	1,000,000	942,500
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	3,292,500
Mueller Industries 6.00%
Sub. Deb. due 11/1/14 [b]	1,088,000	930,240

TOTAL CORPORATE BONDS
(Cost $17,335,718)		16,890,240

REPURCHASE AGREEMENT – 3.0%

State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $101,471,028 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09-12/31/09, valued at $104,012,558)

(Cost $101,471,000)		101,471,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.8%
Money Market Funds
Federated Government Obligations
Fund (7 day yield-0.1864%)
(Cost $26,749,459)		26,749,459

VALUE
TOTAL INVESTMENTS – 100.6%
(Cost $3,671,756,154)	$3,408,269,364

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%	(19,493,236)

NET ASSETS – 100.0%	$3,388,776,128

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 94.1%

Consumer Products – 5.8%
Apparel, Shoes and Accessories - 1.9%
Anta Sports Products	364,400	$450,725
Daphne International Holdings	1,200,200	626,359
Movado Group	60,140	633,875
Stella International Holdings	188,200	303,369
True Religion Apparel [a,b]	15,800	352,340
Xinyu Hengdeli Holdings	199,000	58,690

		2,425,358

Food/Beverage/Tobacco - 0.5%
†Sanderson Farms	13,500	607,500

Health, Beauty and Nutrition - 0.7%
NBTY [a]	16,400	461,168
NutriSystem	31,000	449,500

		910,668

Home Furnishing and Appliances - 1.4%
Ethan Allen Interiors	35,200	364,672
Hunter Douglas	19,000	776,593
Mohawk Industries [a]	20,400	727,872

		1,869,137

Sports and Recreation - 1.3%
†Callaway Golf	150,000	760,500
Thor Industries	49,200	903,804

		1,664,304

Total (Cost $7,122,257)		7,476,967

Consumer Services – 3.2%
Leisure and Entertainment - 0.6%
†DreamWorks Animation SKG Cl. A [a]	29,400	811,146

Online Commerce - 0.2%
1-800-FLOWERS.COM Cl. A [a]	116,800	224,256

Retail Stores - 2.4%
American Eagle Outfitters	25,100	355,667
Bulgari	58,000	312,630
Cash America International	14,500	339,155
Dress Barn (The) [a]	48,800	697,840
DSW Cl. A [a,b]	30,200	297,470
EZCORP Cl. A [a]	28,800	310,464
Tiffany & Co.	27,800	705,008

		3,018,234

Total (Cost $4,828,168)		4,053,636

Financial Intermediaries – 9.7%
Banking - 1.8%
Bank Sarasin & Cie Cl. B [a]	12,000	373,319
Banque Privee Edmond de Rothschild	26	730,349
Northern Trust	22,200	1,191,696

		2,295,364

Insurance - 2.2%
Berkley (W.R.)	33,300	714,951
E-L Financial	1,200	383,785
Fidelity National Financial Cl. A	16,600	224,598
Greenlight Capital Re Cl. A [a]	13,200	228,492
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
†Marsh & McLennan Companies	63,600	$1,280,268

		2,832,094

Securities Brokers - 5.4%
Egyptian Financial Group-Hermes Holding GDR	76,000	600,400
FBR Capital Markets [a]	165,000	775,500
HQ	30,000	404,451
Jefferies Group [a]	39,200	836,136
Lazard Cl. A	30,300	815,676
Mirae Asset Securities	6,300	341,269
†Raymond James Financial	63,200	1,087,672
†Schwab (Charles)	35,000	613,900
Stifel Financial [a,b]	25,000	1,202,250
Thomas Weisel Partners Group [a]	42,000	252,840

		6,930,094

Securities Exchanges - 0.2%
Singapore Exchange	41,800	204,215

Other Financial Intermediaries - 0.1%
NASDAQ OMX Group [a]	8,500	181,135

Total (Cost $13,516,710)		12,442,902

Financial Services – 13.9%
Diversified Financial Services - 0.3%
†World Acceptance [a,b]	18,200	362,362

Information and Processing - 3.9%
FactSet Research Systems	5,900	294,233
Interactive Data	22,500	520,650
†MasterCard Cl. A	6,000	1,003,860
Morningstar [a]	20,000	824,600
Paychex	21,000	529,200
SEI Investments	43,600	786,544
Western Union	65,500	1,074,200

		5,033,287

Insurance Brokers - 0.8%
Aon Corporation	17,000	643,790
Gallagher (Arthur J.) & Co.	16,000	341,440

		985,230

Investment Management - 8.9%
Affiliated Managers Group [a]	9,450	549,895
AllianceBernstein Holding L.P.	47,500	954,275
Ashmore Group	353,000	1,099,180
Azimut Holding	74,000	701,561
CapMan Cl. B [a]	129,000	181,622
Cohen & Steers	82,200	1,228,890
Evercore Partners Cl. A	33,650	660,886
Federated Investors Cl. B	12,200	293,898
Invesco	50,500	899,910
Partners Group Holding	7,200	699,651
Schroders	50,000	676,825
SHUAA Capital [a]	292,000	136,411
SPARX Group [a]	2,100	430,736
Sprott	164,300	430,826
T. Rowe Price Group	20,700	862,569

76 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Trust Company	48,000	$202,691
Value Partners Group [a]	916,000	399,757
Waddell & Reed Financial Cl. A	24,460	645,010
Westwood Holdings Group	8,600	359,566

		11,414,159

Total (Cost $20,947,388)		17,795,038

Health – 4.4%
Drugs and Biotech - 0.6%
Endo Pharmaceuticals Holdings [a]	16,100	288,512
WuXi PharmaTech Cayman ADR [a]	43,500	410,640

		699,152

Health Services - 2.5%
Advisory Board (The) [a]	31,600	812,120
Air Methods [a]	12,088	330,727
ICON ADR [a]	24,100	520,078
Pharmaceutical Product Development	51,600	1,198,152
Res-Care [a]	25,800	368,940

		3,230,017

Medical Products and Devices - 1.3%
IDEXX Laboratories [a,b]	22,200	1,025,640
Techne Corporation	10,100	644,481

		1,670,121

Total (Cost $5,063,956)		5,599,290

Industrial Products – 14.7%
Automotive - 1.7%
Gentex Corporation	40,000	464,000
Minth Group	454,100	376,880
Norstar Founders Group [a,d]	533,500	25,126
WABCO Holdings	47,500	840,750
Xinyi Glass Holdings	480,600	413,468

		2,120,224

Building Systems and Components - 1.4%
Armstrong World Industries [a]	15,800	260,542
Drew Industries [a]	68,900	838,513
Simpson Manufacturing	32,000	691,840

		1,790,895

Construction Materials - 0.2%
Owens Corning [a]	17,900	228,762

Industrial Components - 1.7%
†Amphenol Corporation Cl. A	21,900	692,916
GrafTech International [a]	88,400	999,804
PerkinElmer	27,900	485,460

		2,178,180

Machinery - 2.3%
Franklin Electric	17,500	453,600
HLS Systems International [a]	57,225	331,905
Jinpan International	24,494	701,508
Lincoln Electric Holdings	14,000	504,560
Spirax-Sarco Engineering	48,000	668,169
Tennant Company	17,100	314,469

		2,974,211

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 3.9%
Allegheny Technologies	21,000	$733,530
Carpenter Technology	20,400	424,524
Commercial Metals	20,900	335,027
Foster (L.B.) Company Cl. A [a]	11,500	345,805
Fushi Copperweld [a]	38,146	315,467
Haynes International [a]	10,510	249,087
Kennametal	46,700	895,706
Nucor Corporation	16,000	710,880
Schnitzer Steel Industries Cl. A	7,700	407,022
Sims Metal Management ADR	30,400	626,848

		5,043,896

Miscellaneous Manufacturing - 0.8%
China Automation Group	1,119,400	433,551
Raven Industries	25,000	640,000

		1,073,551

Pumps, Valves and Bearings - 0.7%
Gardner Denver [a]	21,100	531,087
Kaydon Corporation	10,500	341,880

		872,967

Specialty Chemicals and Materials - 2.0%
†Cabot Corporation	45,300	569,874
†Kingboard Chemical Holdings	193,600	483,224
Migao Corporation [a]	24,200	160,203
OM Group [a]	15,700	455,614
†Rogers Corporation[a]	41,600	841,568

		2,510,483

Total (Cost $18,183,845)		18,793,169

Industrial Services – 14.8%
Advertising and Publishing - 0.4%
Airmedia Group ADR [a]	28,935	186,341
ValueClick [a]	32,400	340,848

		527,189

Commercial Services - 7.8%
Acacia Research-Acacia Technologies [a]	25,560	201,157
Brink’s Company (The)	34,500	1,001,535
Copart [a]	27,900	967,293
CRA International [a]	16,772	465,591
Forrester Research [a]	14,200	348,610
Gartner [a]	37,600	573,776
Global Sources [a,b]	28,930	208,585
†Heritage-Crystal Clean [a]	101,564	1,234,003
Hewitt Associates Cl. A [a]	13,900	413,942
Manpower	22,500	952,650
MAXIMUS	8,600	354,750
Monster Worldwide [a,b]	21,300	251,553
MPS Group [a]	48,000	366,720
Ritchie Bros. Auctioneers [b]	44,100	1,034,145
Sotheby’s	52,900	746,419
Spherion Corporation [a]	36,900	152,028
Universal Technical Institute [a]	15,800	235,894
Waste Services [a]	96,668	500,740

		10,009,391

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction - 2.6%
†Fluor Corporation	14,300	$733,447
Integrated Electrical Services [a]	42,300	330,363
KBR	62,800	1,158,032
NVR [a]	2,000	1,004,780

		3,226,622

Food, Tobacco and Agriculture - 1.8%
Cal-Maine Foods	13,800	344,448
Chaoda Modern Agriculture	424,528	251,535
China Green (Holdings)	673,400	706,617
Hanfeng Evergreen [a]	21,100	107,209
Intrepid Potash [a]	22,900	643,032
Origin Agritech [a]	56,700	263,088

		2,315,929

Printing - 0.6%
CSS Industries	18,257	372,078
Multi-Color Corporation	34,300	420,518

		792,596

Transportation and Logistics - 1.6%
Atlas Air Worldwide Holdings [a]	9,308	215,853
Landstar System	24,200	869,022
Universal Truckload Services	28,100	439,765
UTI Worldwide [a]	43,500	495,900

		2,020,540

Total (Cost $19,324,723)		18,892,267

Natural Resources – 8.5%
Energy Services - 4.3%
CE Franklin [a]	60,500	317,020
Ensign Energy Services	24,800	362,464
Helmerich & Payne	27,000	833,490
Oil States International [a]	50,700	1,227,447
Pason Systems	72,700	585,650
Patterson-UTI Energy	20,900	268,774
Rowan Companies [a]	20,600	397,992
SEACOR Holdings [a]	8,000	601,920
Trican Well Service	30,800	265,328
Unit Corporation [a]	6,700	184,719
Willbros Group [a]	38,900	486,639

		5,531,443

Oil and Gas - 0.2%
St. Mary Land & Exploration	13,900	290,093

Precious Metals and Mining - 3.1%
†Agnico-Eagle Mines	14,500	760,960
†Pan American Silver [a]	31,500	577,395
Randgold Resources ADR [b]	28,500	1,828,845
Seabridge Gold [a]	28,800	747,072

		3,914,272

Real Estate - 0.4%
St. Joe Company (The) [a,b]	18,700	495,363

Other Natural Resources - 0.5%
†Magma Energy [a,d,e]	500,000	644,801

Total (Cost $10,769,080)		10,875,972

	SHARES	VALUE
Technology – 14.4%
Aerospace and Defense - 1.1%
BE Aerospace [a]	34,100	$489,676
HEICO Corporation	15,400	558,404
Integral Systems [a]	42,890	356,845

		1,404,925

Components and Systems - 1.9%
AAC Acoustic Technologies Holdings	481,500	382,126
Benchmark Electronics [a]	20,000	288,000
Logitech International [a,b]	67,700	947,800
VTech Holdings	57,700	395,494
Western Digital [a]	17,800	471,700

		2,485,120

Internet Software and Services - 0.3%
Akamai Technologies [a]	17,900	343,322

IT Services - 2.0%
AsiaInfo Holdings [a]	14,355	247,049
Sapient Corporation [a]	99,800	627,742
SRA International Cl. A [a]	60,100	1,055,356
Syntel	18,800	591,072

		2,521,219

Semiconductors and Equipment - 3.8%
Advanced Energy Industries [a]	83,000	746,170
Analog Devices	49,000	1,214,220
Cognex Corporation	50,000	706,500
Diodes [a]	35,300	552,092
Lam Research [a]	13,800	358,800
MEMC Electronic Materials [a]	12,600	224,406
Rofin-Sinar Technologies [a]	34,500	690,345
Varian Semiconductor Equipment Associates [a]	18,300	439,017

		4,931,550

Software - 3.9%
Adobe Systems [a]	20,000	566,000
American Software Cl. A	60,830	350,381
ANSYS [a]	20,000	623,200
Autodesk [a]	23,000	436,540
National Instruments	36,000	812,160
NCR Corporation [a]	92,000	1,088,360
Pegasystems	13,050	344,259
SkillSoft ADR [a]	59,000	460,200
†Ultimate Software Group [a,b]	11,600	281,184

		4,962,284

Telecommunications - 1.4%
ADTRAN	32,400	695,628
Cogo Group [a]	11,600	69,252
Comtech Telecommunications [a]	21,900	698,172
Tekelec [a]	23,300	392,139

		1,855,191

Total (Cost $17,375,619)		18,503,611

Miscellaneous [f] – 4.7%
Total (Cost $5,149,132)		6,027,033

78 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

Royce Opportunity Fund

	SHARES	VALUE

TOTAL COMMON STOCKS
(Cost $122,280,878)		$120,459,885

PREFERRED STOCK – 0.3%
Kennedy-Wilson Conv. [d,g]
(Cost $565,000)	565	457,381

REPURCHASE AGREEMENT – 4.5%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $5,720,002 (collateralized by obligations of various U.S. Government Agencies, 7.00% due 3/15/10, valued at $5,864,375) (Cost $5,720,000)		5,720,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.5%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.1864%) (Cost $7,025,375)		7,025,375

TOTAL INVESTMENTS – 104.4%
(Cost $135,591,253)		133,662,641

LIABILITIES LESS CASH AND OTHER ASSETS – (4.4)%		(5,610,224)

NET ASSETS – 100.0%		$128,052,417

	SHARES	VALUE
COMMON STOCKS – 96.1%

Consumer Products – 4.2%
Apparel, Shoes and Accessories - 2.4%
Bernard Chaus [a]	1,006,258	$145,907
Frederick’s of Hollywood Group [a]	705,572	430,399
Hanesbrands [a]	689,300	10,346,393
Jones Apparel Group	865,771	9,289,723
Liz Claiborne [a,b]	1,300,800	3,746,304
Quiksilver [a]	1,458,500	2,698,225
Warnaco Group (The) [a]	117,979	3,822,520

		30,479,471

Consumer Electronics - 0.5%
Harman International Industries	373,638	7,024,394

Food/Beverage/Tobacco - 0.1%
Smart Balance [a,b]	200,900	1,368,129

Home Furnishing and Appliances - 0.7%
Design Within Reach [a,b,c]	747,337	553,029
Furniture Brands International [a]	1,129,500	3,422,385
La-Z-Boy [a,b]	998,500	4,712,920

		8,688,334

Sports and Recreation - 0.2%
Steinway Musical Instruments [a]	278,800	2,983,160

Other Consumer Products - 0.3%
Dorel Industries Cl. B	146,200	3,334,822

Total (Cost $109,924,632)		53,878,310

Consumer Services – 13.6%
Leisure and Entertainment - 0.7%
Carmike Cinemas [a,b]	295,459	2,475,947
Cinemark Holdings	632,400	7,158,768

		9,634,715

Media and Broadcasting - 0.1%
Ballantyne Strong [a,b]	520,800	1,078,056

Online Commerce - 0.4%
Alloy [a]	406,900	2,152,501
Autobytel [a]	514,211	220,596
1-800-FLOWERS.COM Cl. A [a,b]	1,323,278	2,540,694

		4,913,791

Restaurants and Lodgings - 1.6%
California Pizza Kitchen [a]	309,643	4,115,155
Cheesecake Factory [a,b]	246,745	4,268,689
Jamba [a,b]	2,102,267	2,522,720
Krispy Kreme Doughnuts [a,b]	1,999,200	5,997,600
Rubio’s Restaurants [a,c]	606,700	3,779,741

		20,683,905

Retail Stores - 10.8%
bebe Stores	123,100	846,928
Brown Shoe	993,044	7,189,639
Cabela’s [a,b]	466,400	5,736,720
Collective Brands [a,b]	766,200	11,163,534
Conn’s [a,b]	184,208	2,302,600
Cost Plus [a]	1,091,040	1,614,739
dELiA*s [a,c]	1,903,650	4,530,687
Dillard’s Cl. A	1,042,500	9,591,000
Gander Mountain [a,b]	736,968	4,421,808

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
Genesco [a,b]	341,290	$6,406,013
Group 1 Automotive [a,b]	342,790	8,919,396
Lithia Motors Cl. A [a,b]	828,150	7,652,106
MarineMax [a,b,c]	1,322,300	4,548,712
New York & Company [a,b]	1,188,214	3,671,581
Pacific Sunwear of California [a]	763,900	2,574,343
Penske Automotive Group [a,b]	801,256	13,332,900
Pep Boys-Manny, Moe & Jack (The)	563,300	5,711,862
Rent-A-Center [a,b]	419,600	7,481,468
REX Stores [a,b,c]	668,200	6,722,092
Saks [a]	1,376,650	6,098,560
Talbots [a,b]	671,600	3,626,640
Tween Brands [a]	729,800	4,875,064
West Marine [a,b]	876,163	4,827,658
†Zumiez [a,b]	508,035	4,069,360

		137,915,410

Total (Cost $257,633,913)		174,225,877

Financial Intermediaries – 3.3%
Banking - 1.6%
Boston Private Financial Holdings	864,530	3,873,094
Cascade Financial	345,712	746,738
First BanCorp of Puerto Rico	788,504	3,114,591
Guaranty Bancorp [a,b]	763,301	1,457,905
Old National Bancorp	207,200	2,034,704
Pacific Mercantile Bancorp [a]	132,700	566,629
SPDR KBW Regional Banking ETF	182,000	3,336,060
Superior Bancorp [a,b]	124,900	325,989
Texas Capital Bancshares [a]	225,200	3,483,844
Umpqua Holdings	223,800	1,736,688

		20,676,242

Insurance - 1.5%
Ambac Financial Group [a,b]	626,700	576,564
Fidelity National Financial Cl. A	444,500	6,014,085
Hilltop Holdings [a,b]	401,200	4,762,244
MBIA [a,b]	482,700	2,090,091
Meadowbrook Insurance Group	755,900	4,936,027

		18,379,011

Real Estate Investment Trusts - 0.2%
†Walter Investment Management [a,b]	212,745	2,825,254

Total (Cost $66,260,506)		41,880,507

Financial Services – 0.7%
Diversified Financial Services - 0.2%
Advanta Corporation Cl. B	813,547	341,690
CIT Group [b]	777,150	1,670,872

		2,012,562

Investment Management - 0.5%
Evercore Partners Cl. A	341,600	6,709,024

Total (Cost $20,639,455)		8,721,586

	SHARES	VALUE
Health – 4.4%
Commercial Services - 0.5%
Greatbatch [a,b]	195,242	$4,414,422
†PAREXEL International [a,b]	139,245	2,002,343

		6,416,765

Drugs and Biotech - 0.6%
Cambrex Corporation [a,c]	1,590,908	6,554,541
Life Technologies [a]	40,800	1,702,176

		8,256,717

Health Services - 2.3%
Albany Molecular Research [a]	431,659	3,621,619
Allion Healthcare [a]	1,048,364	6,237,766
AMICAS [a]	541,484	1,505,325
†Brookdale Senior Living [a,b]	292,600	2,849,924
Eclipsys Corporation [a,b]	238,700	4,244,086
Kindred Healthcare [a]	379,400	4,693,178
PharMerica Corporation [a]	152,709	2,997,678
QuadraMed [a]	368,687	2,569,748

		28,719,324

Medical Products and Devices - 1.0%
AngioDynamics [a]	514,869	6,832,312
Del Global Technologies [a]	753,148	323,854
Digirad Corporation [a]	828,802	1,060,866
HealthTronics [a,b]	412,343	828,809
Home Diagnostics [a,b]	591,343	3,630,846

		12,676,687

Total (Cost $64,610,975)		56,069,493

Industrial Products – 22.8%
Automotive - 0.9%
ArvinMeritor [a]	1,138,805	4,999,354
Cooper Tire & Rubber	615,268	6,103,459

		11,102,813

Building Systems and Components - 0.1%
PGT [a]	873,781	1,319,409

Construction Materials - 1.1%
Louisiana-Pacific Corporation [a]	1,512,600	5,173,092
Trex Company [a,b,c]	690,840	9,236,531

		14,409,623

Industrial Components - 2.0%
CTS Corporation	994,564	6,514,394
Gerber Scientific [a,b]	1,120,700	2,801,750
GrafTech International [a]	641,560	7,256,044
Hawk Corporation Cl. A [a]	193,600	2,681,360
Mueller Water Products Cl. A	597,075	2,233,060
Planar Systems [a,b,c]	1,248,974	1,511,259
Zygo Corporation [a,b]	560,950	2,614,027

		25,611,894

Machinery - 2.6%
Astec Industries [a,b]	277,733	8,245,893
Baldor Electric	302,268	7,190,956
EnPro Industries [a,b]	367,500	6,618,675
Flow International [a]	1,523,796	3,580,920
Hardinge	488,240	2,075,020
Hurco Companies [a,b]	211,095	3,299,415

80 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Thermadyne Holdings [a,b,c]	763,971	$2,681,538

		33,692,417

Metal Fabrication and Distribution - 4.5%
Carpenter Technology	392,181	8,161,287
Commercial Metals	350,190	5,613,546
Haynes International [a]	373,254	8,846,120
Insteel Industries	645,676	5,320,370
Ladish Company [a]	448,959	5,822,998
NN [a,b]	753,750	1,266,300
Northwest Pipe [a,b]	100,920	3,507,979
RTI International Metals [a]	320,700	5,666,769
Timken Company (The)	503,300	8,596,364
Trinity Industries	386,850	5,268,897

		58,070,630

Miscellaneous Manufacturing - 2.5%
American Technology [a]	198,400	376,960
Barnes Group	517,300	6,150,697
Crane Company	453,700	10,122,047
Flanders Corporation [a,b]	1,198,620	7,323,568
Griffon Corporation [a,b]	888,027	7,388,385

		31,361,657

Paper and Packaging - 1.4%
Albany International Cl. A	450,100	5,122,138
Graphic Packaging Holding Company [a,b]	1,881,400	3,442,962
Temple-Inland	731,500	9,597,280

		18,162,380

Pumps, Valves and Bearings - 0.7%
CIRCOR International	137,300	3,241,653
Gardner Denver [a]	240,000	6,040,800

		9,282,453

Specialty Chemicals and Materials - 6.4%
Aceto Corporation	471,545	3,145,205
Calgon Carbon [a,b]	203,588	2,827,837
Cytec Industries	345,313	6,429,728
Ferro Corporation [b]	1,533,900	4,218,225
H.B. Fuller Company	403,700	7,577,449
Lydall [a,b,c]	851,400	2,894,760
Material Sciences [a,c]	963,400	915,230
OM Group [a,b]	245,280	7,118,026
Park Electrochemical	419,500	9,031,835
Penford Corporation [b]	350,612	2,030,043
PolyOne Corporation [a]	1,489,750	4,037,223
Quaker Chemical	376,700	5,006,343
Rockwood Holdings [a,b]	633,600	9,275,904
Solutia [a]	1,033,300	5,951,808
Spartech Corporation	1,177,917	10,825,057

		81,284,673

Textiles - 0.6%
Dixie Group [a,c]	659,132	1,918,074
Interface Cl. A	442,900	2,745,980
	SHARES	VALUE
Industrial Products (continued)
Textiles (continued)
Unifi [a]	1,718,600	$2,440,412

		7,104,466

Total (Cost $415,319,838)		291,402,415

Industrial Services – 6.7%
Advertising and Publishing - 1.7%
Harris Interactive [a]	1,390,419	570,072
McClatchy Company (The) Cl. A [b]	1,124,900	562,450
MDC Partners Cl. A [a]	484,573	2,674,843
Media General Cl. A [a]	992,500	2,094,175
Scholastic Corporation	469,900	9,299,321
ValueClick [a]	612,091	6,439,197

		21,640,058

Commercial Services - 2.1%
Access Integrated Technologies Cl. A [a]	1,295,600	1,321,512
Furmanite Corporation [a,b]	974,099	4,344,481
Rentrak Corporation [a,b]	288,800	4,744,984
TRC Companies [a,c]	1,745,047	6,980,188
United Rentals [a,b]	883,240	5,732,228
Volt Information Sciences [a,b]	668,279	4,190,109

		27,313,502

Engineering and Construction - 1.8%
Champion Enterprises [a,b]	1,527,600	488,832
Great Lakes Dredge & Dock	526,700	2,517,626
Hovnanian Enterprises Cl. A [a,b]	1,053,332	2,485,864
iShares Dow Jones US Home Construction Index Fund	304,400	2,983,120
M.D.C. Holdings	248,300	7,476,313
Toll Brothers [a,b]	416,684	7,071,127

		23,022,882

Printing - 0.7%
Bowne & Co.[a,c]	1,422,715	9,261,875

Transportation and Logistics - 0.4%
AirTran Holdings [a,b]	160,600	994,114
†JetBlue Airways [a,b]	449,600	1,919,792
YRC Worldwide [a,b]	873,849	1,511,759

		4,425,665

Total (Cost $169,131,440)		85,663,982

Natural Resources – 3.9%
Energy Services - 1.6%
Allis-Chalmers Energy [a,b]	903,366	2,086,776
Matrix Service [a]	656,200	7,533,176
Newpark Resources [a,b]	1,616,800	4,607,880
Rowan Companies [a]	150,600	2,909,592
StealthGas	831,834	3,868,028

		21,005,452

Oil and Gas - 1.3%
†Goodrich Petroleum [a,b]	169,500	4,168,005
Pengrowth Energy Trust	479,900	3,791,210
Stone Energy [a,b]	554,400	4,113,648
Swift Energy [a,b]	232,000	3,862,800

		15,935,663

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining - 1.0%
CenturyAluminum [a,b]	1,027,800	$6,403,194
Walter Energy	167,000	6,052,080

		12,455,274

Total (Cost $68,761,051)		49,396,389

Technology – 33.5%
Aerospace and Defense - 2.4%
BE Aerospace [a]	341,862	4,909,138
CPI Aerostructures [a,c]	302,100	2,084,490
Ducommun	21,200	398,348
GenCorp [a]	685,842	1,309,958
Hexcel Corporation [a,b]	889,400	8,475,982
Kaman Corporation	358,713	5,990,507
Mercury Computer Systems [a,b]	755,611	6,989,402

		30,157,825

Components and Systems - 5.6%
Analogic Corporation	55,037	2,033,617
Benchmark Electronics [a]	565,050	8,136,720
Cray [a]	1,180,168	9,299,724
Data I/O Corporation [a]	284,600	811,110
Dot Hill Systems [a]	2,236,461	1,795,431
Evans & Sutherland Computer [a,c]	806,730	403,365
Hypercom Corporation [a,b]	1,697,116	2,545,674
Interlink Electronics [a,c]	797,875	247,341
Intermec [a,b]	686,650	8,857,785
Interphase Corporation [a,c]	433,100	2,425,360
Keithley Instruments	363,100	1,452,400
KEMET Corporation [a,b]	2,128,000	1,000,160
Maxwell Technologies [a]	956,111	13,223,015
Merix Corporation [a,c]	1,642,167	1,231,625
Network Engines [a]	960,546	787,648
Newport Corporation [a,b]	850,587	4,924,899
Perceptron [a]	382,813	1,316,877
SCM Microsystems [a]	902,420	2,165,808
SigmaTron International [a,c]	316,572	591,989
Vishay Intertechnology [a,b]	1,243,600	8,444,044

		71,694,592

Distribution - 0.1%
Bell Microproducts [a,b]	920,070	1,021,278

Internet Software and Services - 2.3%
Blue Coat Systems [a,b]	370,810	6,133,198
EarthLink [a]	1,345,700	9,971,637
InfoSpace [a]	931,121	6,173,332
Lionbridge Technologies [a]	978,810	1,801,010
LookSmart [a,b]	495,377	658,852
support.com [a,b]	1,573,600	3,430,448
WebMediaBrands [a,b]	1,255,382	689,079

		28,857,556

Semiconductors and Equipment - 12.8%
Actel Corporation [a]	654,563	7,023,461
Advanced Energy Industries [a]	659,456	5,928,509
ANADIGICS [a]	1,344,430	5,633,162
AXT [a,c]	1,657,752	2,287,698
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Brooks Automation [a]	846,100	$3,790,528
BTU International [a,c]	577,055	3,023,768
Cascade Microtech [a]	347,372	1,267,908
Cohu	442,700	3,975,446
Electroglas [a]	876,343	19,367
Fairchild Semiconductor International [a]	1,103,900	7,716,261
FEI Company [a,b]	350,400	8,024,160
GSI Group [a]	640,476	627,666
Ikanos Communications [a]	1,458,921	2,334,274
International Rectifier [a]	482,402	7,144,374
Intevac [a,b]	423,608	3,689,626
Kulicke & Soffa Industries [a,b]	1,148,000	3,937,640
LeCroy Corporation [a,b,c]	827,036	3,101,385
MEMC Electronic Materials [a]	348,300	6,203,223
Mentor Graphics [a,b]	946,600	5,177,902
Microsemi [a]	322,000	4,443,600
Nanometrics [a,c]	1,514,936	4,105,476
Novellus Systems [a]	391,501	6,538,067
Pericom Semiconductor [a]	828,092	6,972,535
PLX Technology [a,b]	1,148,701	4,330,603
Sanmina-SCI Corporation [a,b]	2,169,400	954,536
Sigma Designs [a]	246,734	3,957,613
Silicon Storage Technology [a,b]	1,459,867	2,729,951
Standard Microsystems [a]	238,400	4,875,280
SunPower Corporation Cl. B [a,b]	83,168	1,991,874
TranSwitch Corporation [a]	950,222	470,360
TriQuint Semiconductor [a,b]	1,457,500	7,739,325
TTM Technologies [a]	506,200	4,029,352
Ultra Clean Holdings [a,b]	494,100	1,185,840
Varian [a,b]	218,700	8,623,341
Varian Semiconductor Equipment Associates [a]	215,700	5,174,643
Veeco Instruments [a,b]	806,100	9,342,699
White Electronic Designs [a]	502,767	2,327,811
Zoran Corporation [a]	238,800	2,602,920

		163,302,184

Software - 2.6%
Aspen Technology [a]	654,435	5,575,786
Avid Technology [a]	290,628	3,897,321
Bottomline Technologies [a,b,c]	1,287,913	11,604,096
Concurrent Computer [a]	411,887	2,351,875
Epicor Software [a,b]	601,185	3,186,280
MSC.Software [a]	596,600	3,973,356
QAD	183,835	597,464
TeleCommunication Systems Cl. A [a,b]	367,550	2,613,281

		33,799,459

Telecommunications - 7.7%
ADC Telecommunications [a,b]	986,245	7,850,510
ClearOne Communications [a,c]	704,862	2,037,051
General Communication Cl. A [a,b]	633,145	4,387,695
Globecomm Systems [a,b]	661,453	4,755,847
Harmonic [a]	876,800	5,164,352
Harris Stratex Networks Cl. A [a,b]	1,520,238	9,851,142
Loral Space & Communications [a,b]	341,988	8,806,191

82 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
MasTec [a]	567,500	$6,651,100
Network Equipment Technologies [a,b,c]	1,686,587	7,184,861
Oplink Communications [a,b]	850,367	9,694,184
Optical Cable [a]	307,365	925,169
Powerwave Technologies [a,b]	1,553,850	2,501,698
Symmetricom [a,b]	1,503,504	8,675,218
Tekelec [a,b]	661,850	11,138,936
Tollgrade Communications [a,c]	773,258	4,051,872
UTStarcom [a]	2,354,402	3,837,675
Westell Technologies Cl. A [a]	2,396,109	1,384,951

		98,898,452

Total (Cost $609,638,843)		427,731,346

Miscellaneous [f] – 3.0%
Total (Cost $35,221,517)		38,295,818

TOTAL COMMON STOCKS (Cost $1,817,142,170)		1,227,265,723

	PRINCIPAL AMOUNT

CORPORATE BONDS – 0.5%
†ADC Telecommunications 3.50%
Conv. Sub. Notedue 7/15/15	$1,467,000	960,885
†Century Aluminum 7.50%
Senior Note due 8/15/14	1,468,000	1,001,910
†Mentor Graphics 6.25%
Conv. Sub. Deb. due 3/1/26	880,000	690,800
†Powerwave Technologies 3.875%
Conv. Sub. Note due 10/1/27	3,694,000	1,708,475
†Trex Company 6.00%
Conv. Senior Sub. Note
due 7/1/12	1,998,000	1,615,883

TOTAL CORPORATE BONDS
(Cost $5,100,854)		5,977,953

REPURCHASE AGREEMENT – 3.7%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $47,558,013 (collateralized by obligations of various U.S. Government Agencies, due 3/31/10, valued at $48,751,494) (Cost $47,558,000)		47,558,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 6.9%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.1864%) (Cost $87,747,464)		87,747,464

VALUE
TOTAL INVESTMENTS – 107.2%
(Cost $1,957,548,488)	$1,368,549,140

LIABILITIES LESS CASH AND OTHER ASSETS – (7.2)%	(91,706,582)

NET ASSETS – 100.0%	$1,276,842,558

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce Special Equity Fund

	SHARES	VALUE
COMMON STOCKS – 76.8%

Consumer Products – 13.0%
Apparel, Shoes and Accessories - 2.8%
†Deckers Outdoor [a,b]	65,708	$4,617,301
K-Swiss Cl. A [a]	398,000	3,383,000
Movado Group [b]	705,700	7,438,078
Wolverine World Wide	283,200	6,247,392

		21,685,771

Food/Beverage/Tobacco - 3.3%
Lancaster Colony	462,200	20,369,154
National Beverage [a]	567,236	6,041,063

		26,410,217

Home Furnishing and Appliances - 6.2%
Hooker Furniture	295,667	3,394,257
Koss Corporation [c]	221,491	2,613,594
National Presto Industries [c]	490,500	37,327,050
Universal Electronics [a]	282,700	5,702,059

		49,036,960

Sports and Recreation - 0.7%
†Hasbro	219,900	5,330,376

Total (Cost $79,104,590)		102,463,324

Consumer Services – 10.3%
Leisure and Entertainment - 0.4%
Bowl America Cl. A [c]	290,210	3,540,562

Restaurants and Lodgings - 1.7%
Frisch’s Restaurants [c]	456,800	13,493,872

Retail Stores - 8.2%
American Eagle Outfitters	587,500	8,324,875
Arden Group Cl. A	116,000	14,511,600
Barnes & Noble	257,700	5,316,351
Bed Bath & Beyond [a,b]	131,900	4,055,925
Brown Shoe	580,100	4,199,924
†Buckle (The)	260,000	8,260,200
Gymboree Corporation [a,b]	435,500	15,451,540
Tiffany & Co.	180,300	4,572,408

		64,692,823

Total (Cost $60,100,023)		81,727,257

Financial Services – 1.0%
Information and Processing - 1.0%
Interactive Data	327,400	7,576,036

Total (Cost $7,320,158)		7,576,036

Health – 8.8%
Commercial Services - 0.3%
Owens & Minor	59,200	2,594,144

Health Services - 0.9%
†Pharmaceutical Product Development	227,030	5,271,637
Psychemedics Corporation [c]	297,972	2,050,047

		7,321,684

Medical Products and Devices - 7.6%
Atrion Corporation [c]	117,000	15,688,530
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Bio-Rad Laboratories Cl. A [a]	295,500	$22,304,340
Mesa Laboratories [c]	179,122	3,512,582
Schein (Henry) [a,b]	129,000	6,185,550
STERIS Corporation	375,000	9,780,000
Utah Medical Products	82,126	2,193,586

		59,664,588

Total (Cost $53,820,060)		69,580,416

Industrial Products – 22.7%
Automotive - 1.6%
Dorman Products [a,b,c]	890,000	12,308,700

Building Systems and Components - 0.5%
Quanex Building Products	386,500	4,336,530

Industrial Components - 2.2%
Hubbell Cl. B	548,500	17,584,910

Machinery - 6.9%
Ampco-Pittsburgh	379,400	8,896,930
Columbus McKinnon [a]	281,000	3,554,650
Hurco Companies [a]	281,500	4,399,845
K-Tron International [a,b]	102,000	8,127,360
Nordson Corporation	144,600	5,590,236
Regal-Beloit	321,000	12,750,120
Sun Hydraulics	169,000	2,732,730
Wabtec Corporation	266,000	8,557,220

		54,609,091

Metal Fabrication and Distribution - 2.4%
Carpenter Technology	348,500	7,252,285
Central Steel & Wire	1,557	1,012,050
Insteel Industries	724,300	5,968,232
Kennametal	255,500	4,900,490

		19,133,057

Miscellaneous Manufacturing - 2.4%
Carlisle Companies	370,900	8,916,436
Met-Pro Corporation	422,150	4,567,663
Standex International	444,000	5,150,400

		18,634,499

Pumps, Valves and Bearings - 1.1%
IDEX Corporation	126,500	3,108,105
Kaydon Corporation	162,300	5,284,488

		8,392,593

Specialty Chemicals and Materials - 5.6%
Hawkins	369,719	8,348,255
Lubrizol Corporation (The)	271,600	12,849,396
Park Electrochemical	809,000	17,417,770
Schulman (A.)	392,100	5,924,631

		44,540,052

Total (Cost $179,089,310)		179,539,432

Industrial Services – 10.4%
Advertising and Publishing - 1.5%
Meredith Corporation	477,500	12,200,125

Commercial Services - 2.9%
Cintas Corporation	329,436	7,524,318

84 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
MPS Group [a]	634,500	$4,847,580
Watson Wyatt Worldwide Cl. A	276,900	10,392,057

		22,763,955

Industrial Distribution - 4.0%
Applied Industrial Technologies	515,000	10,145,500
Lawson Products [c]	582,700	8,280,167
Watsco	275,149	13,463,041

		31,888,708

Printing - 1.4%
CSS Industries [c]	522,000	10,638,360

Transportation and Logistics - 0.6%
Arkansas Best	178,000	4,690,300

Total (Cost $85,005,863)		82,181,448

Natural Resources – 1.2%
Energy Services - 1.2%
Lufkin Industries	134,500	5,655,725
RPC	465,000	3,882,750

Total (Cost $11,260,078)		9,538,475

Technology – 8.3%
Components and Systems - 3.5%
AVX Corporation	685,000	6,802,050
Rimage Corporation [a,b]	289,500	4,808,595
Thomas & Betts [a]	397,500	11,471,850
Zebra Technologies Cl. A [a]	207,300	4,904,718

		27,987,213

Internet Software and Services - 1.1%
†Computer Services	255,788	8,249,163

Semiconductors and Equipment - 2.1%
Advanced Energy Industries [a]	376,400	3,383,836
MKS Instruments [a]	261,700	3,451,823
Rofin-Sinar Technologies [a]	495,000	9,904,950

		16,740,609

Software - 0.3%
Versant Coporation [a]	166,849	2,512,746

Telecommunications - 1.3%
Plantronics	525,000	9,927,750

Total (Cost $63,850,336)		65,417,481

Miscellaneous [f] – 1.1%
Total (Cost $7,463,013)		8,699,456

TOTAL COMMON STOCKS
(Cost $547,013,431)		606,723,325

VALUE

REPURCHASE AGREEMENT – 24.0%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $190,068,053 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $194,820,204) (Cost $190,068,000)	$190,068,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.1864%) (Cost $969,925)	969,925

TOTAL INVESTMENTS – 100.9%
(Cost $738,051,356)	797,761,250

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%	(7,319,560)

NET ASSETS – 100.0%	$790,441,690

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 85

Schedules of Investments

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 93.2%

Consumer Products – 7.0%
Apparel, Shoes and Accessories - 5.0%
†Coach	596,095	$16,023,034
Fossil [a]	764,904	18,418,888
Polo Ralph Lauren	334,900	17,930,546

		52,372,468

Health, Beauty and Nutrition - 2.0%
NBTY [a,b]	759,622	21,360,571

Total (Cost $60,366,925)		73,733,039

Consumer Services – 7.1%
Leisure and Entertainment - 1.2%
International Speedway Cl. A	474,700	12,157,067

Retail Stores - 5.9%
Abercrombie & Fitch Cl. A	338,300	8,589,437
American Eagle Outfitters	1,336,900	18,943,873
Buckle (The)	623,333	19,803,289
Dress Barn (The) [a,b]	1,051,400	15,035,020

		62,371,619

Total (Cost $84,869,373)		74,528,686

Financial Intermediaries – 12.2%
Insurance - 9.5%
†Allied World Assurance Company Holdings	298,611	12,192,287
†Arch Capital Group [a,b]	278,131	16,292,914
Aspen Insurance Holdings	802,600	17,930,084
Max Capital Group	778,797	14,376,592
PartnerRe	425,905	27,662,530
Validus Holdings	524,700	11,532,906

		99,987,313

Securities Brokers - 2.7%
Knight Capital Group Cl. A [a]	1,689,000	28,797,450

Total (Cost $132,767,758)		128,784,763

Financial Services – 2.8%
Investment Management - 2.8%
Federated Investors Cl. B	1,249,406	30,098,191

Total (Cost $25,928,586)		30,098,191

Health – 1.3%
Drugs and Biotech - 1.3%
Endo Pharmaceuticals Holdings [a]	779,100	13,961,472

Total (Cost $19,703,639)		13,961,472

Industrial Products – 12.9%
Building Systems and Components - 1.0%
Simpson Manufacturing	492,200	10,641,364

Machinery - 1.7%
Lincoln Electric Holdings	482,100	17,374,884

Metal Fabrication and Distribution - 6.5%
Reliance Steel & Aluminum	542,300	20,818,897
	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Schnitzer Steel Industries Cl. A	414,200	$21,894,612
Sims Metal Management ADR	1,256,638	25,911,875

		68,625,384

Pumps, Valves and Bearings - 3.7%
Gardner Denver [a]	865,000	21,772,050
IDEX Corporation	166,800	4,098,276
Pfeiffer Vacuum Technology	186,000	13,646,606

		39,516,932

Total (Cost $168,985,223)		136,158,564

Industrial Services – 9.6%
Commercial Services - 5.9%
Heidrick & Struggles International	395,086	7,210,319
Korn/Ferry International [a]	933,756	9,935,164
ManTech International Cl. A [a]	421,538	18,142,995
Resources Connection [a]	463,274	7,954,415
Robert Half International	515,700	12,180,834
TrueBlue [a]	892,337	7,495,631

		62,919,358

Food, Tobacco and Agriculture - 2.8%
CF Industries Holdings	164,300	12,181,202
Hormel Foods	500,444	17,285,336

		29,466,538

Industrial Distribution - 0.9%
Applied Industrial Technologies	206,000	4,058,200
MSC Industrial Direct Cl. A	149,800	5,314,904

		9,373,104

Total (Cost $121,035,369)		101,759,000

Natural Resources – 24.8%
Energy Services - 12.3%
Ensign Energy Services	1,182,700	17,285,733
Helmerich & Payne	351,200	10,841,544
Major Drilling Group International	808,100	12,686,159
Oil States International [a]	1,157,309	28,018,451
Patterson-UTI Energy	635,900	8,177,674
Rowan Companies [a]	782,900	15,125,628
Tesco Corporation [a]	578,700	4,594,878
Trican Well Service	1,136,800	9,793,007
Unit Corporation [a]	845,475	23,309,746

		129,832,820

Oil and Gas - 2.4%
Cimarex Energy	487,000	13,801,580
†Energen Corporation	299,066	11,932,733

		25,734,313

Precious Metals and Mining - 9.1%
Agnico-Eagle Mines	277,600	14,568,448
†Fresnillo	1,379,700	11,900,704
Gammon Gold [a]	580,100	3,869,267
Ivanhoe Mines [a]	1,536,600	8,604,960
Pan American Silver [a]	900,430	16,504,882
Randgold Resources ADR	296,300	19,013,571

86 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Red Back Mining [a]	468,900	$4,087,733
Silver Standard Resources [a]	919,701	17,244,394

		95,793,959

Real Estate - 1.0%
†PICO Holdings [a]	347,222	9,965,271

Total (Cost $328,347,838)		261,326,363

Technology – 14.2%
Aerospace and Defense - 0.7%
Ceradyne [a]	430,000	7,593,800

Components and Systems - 1.0%
†Teradata Corporation [a]	468,800	10,983,984

IT Services - 1.7%
Total System Services	1,332,700	17,844,853

Semiconductors and Equipment - 7.3%
Advanced Energy Industries [a]	961,665	8,645,369
Cabot Microelectronics [a]	232,200	6,568,938
Lam Research [a]	468,200	12,173,200
MKS Instruments [a]	777,200	10,251,268
Novellus Systems [a]	598,531	9,995,468
Rofin-Sinar Technologies [a]	401,521	8,034,435
Varian Semiconductor Equipment Associates [a]	524,000	12,570,760
Verigy [a]	689,631	8,392,809

		76,632,247

Telecommunications - 3.5%
Comtech Telecommunications [a]	661,500	21,088,620
NETGEAR [a]	1,083,632	15,615,137

		36,703,757

Total (Cost $200,740,949)		149,758,641

Miscellaneous [f] – 1.3%
Total (Cost $12,855,341)		13,241,473

TOTAL COMMON STOCKS
(Cost $1,155,601,001)		983,350,192

REPURCHASE AGREEMENT – 6.5%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $68,414,019 (collateralized by obligations of various U.S. Government Agencies, due 7/10/09, valued at $70,125,000) (Cost $68,414,000)		68,414,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.1864%) (Cost $9,126,700)		9,126,700

VALUE
TOTAL INVESTMENTS – 100.6%
(Cost $1,233,141,701)	$1,060,890,892

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%	(6,027,695)

NET ASSETS – 100.0%	$1,054,863,197

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 87

Schedules of Investments

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 94.6%

Consumer Products – 4.5%
Apparel, Shoes and Accessories - 2.3%
†Coach	880,500	$23,667,840
Gildan Activewear [a,b]	2,168,800	32,098,240

		55,766,080

Food/Beverage/Tobacco - 1.2%
Heckmann Corporation [a,b]	2,550,000	9,562,500
Heckmann Corporation (Warrants) [a]	2,000,000	1,100,000
Sanderson Farms	397,771	17,899,695

		28,562,195

Health, Beauty and Nutrition - 1.0%
Inter Parfums	1,255,304	9,213,931
NutriSystem	1,108,874	16,078,673

		25,292,604

Total (Cost $149,322,128)		109,620,879

Consumer Services – 8.2%
Leisure and Entertainment - 1.2%
DreamWorks Animation SKG Cl. A [a]	1,062,200	29,306,098

Online Commerce - 1.1%
Liquidity Services [a,b,c]	1,588,956	15,667,106
LoopNet [a,b]	1,332,000	10,323,000

		25,990,106

Restaurants and Lodgings - 0.9%
Chipotle Mexican Grill Cl. A [a,b]	243,000	19,440,000
Cosi [a,c]	3,997,600	2,518,488

		21,958,488

Retail Stores - 5.0%
A.C. Moore Arts & Crafts [a,c]	1,883,100	7,080,456
Casual Male Retail Group [a,c]	4,081,600	8,938,704
Christopher & Banks [c]	2,153,900	14,452,669
Men’s Wearhouse (The)	1,465,968	28,117,267
Monro Muffler Brake	823,572	21,174,036
O’Reilly Automotive [a,b]	706,000	26,884,480
Tractor Supply [a,b]	387,000	15,990,840

		122,638,452

Total (Cost $279,248,216)		199,893,144

Financial Intermediaries – 8.9%
Banking - 3.0%
Bancorp (The) [a,b,c]	842,170	5,053,020
Enterprise Financial Services	524,800	4,770,432
Marshall & Ilsley	3,450,000	16,560,000
†Northern Trust	392,000	21,042,560
†SVB Financial Group [a,b]	550,000	14,971,000
Synovus Financial	3,650,000	10,913,500
Umpqua Holdings	105,300	817,128

		74,127,640

Insurance - 0.9%
Berkley (W.R.)	507,100	10,887,437
White Mountains Insurance Group	46,000	10,529,860

		21,417,297

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 3.8%
KBW [a,b]	503,900	$14,492,164
Knight Capital Group Cl. A [a]	2,434,700	41,511,635
Raymond James Financial	1,000,000	17,210,000
TradeStation Group [a,c]	2,190,000	18,527,400

		91,741,199

Securities Exchanges - 1.2%
MarketAxess Holdings [a]	643,963	6,136,967
TMX Group	781,700	22,742,319

		28,879,286

Total (Cost $257,809,757)		216,165,422

Financial Services – 4.6%
Information and Processing - 2.3%
†Bankrate [a,b]	332,700	8,397,348
Morningstar [a]	822,000	33,891,060
SEI Investments	786,400	14,186,656

		56,475,064

Insurance Brokers - 1.2%
Brown & Brown	1,435,100	28,601,543

Investment Management - 1.1%
†T. Rowe Price Group	547,600	22,818,492
U.S. Global Investors Cl. A	500,000	4,630,000

		27,448,492

Total (Cost $121,062,449)		112,525,099

Health – 5.4%
Drugs and Biotech - 2.9%
Anika Therapeutics [a,c]	578,695	2,748,801
Cypress Bioscience [a,c]	2,259,200	21,281,664
Dyax Corporation [a,b]	3,388,554	7,251,506
Exelixis [a]	1,312,400	6,391,388
Forest Laboratories [a,b]	709,000	17,802,990
Rigel Pharmaceuticals [a]	794,249	9,626,298
Theratechnologies [a]	2,969,600	6,101,830

		71,204,477

Medical Products and Devices - 2.5%
Affymetrix [a]	2,708,000	16,058,440
Caliper Life Sciences [a,c]	2,965,500	5,248,935
Cerus Corporation [a,b,c]	2,884,500	2,971,035
HealthTronics [a,c]	2,518,718	5,062,623
Shamir Optical Industry [a,c]	1,257,200	6,374,004
Vital Images [a]	385,466	4,375,039
†Zimmer Holdings [a,b]	488,000	20,788,800

		60,878,876

Total (Cost $205,825,247)		132,083,353

Industrial Products – 7.9%
Industrial Components - 2.9%
CLARCOR	607,300	17,727,087
FARO Technologies [a,b,c]	1,584,700	24,610,391
Littelfuse [a,c]	1,399,395	27,931,924

		70,269,402

88 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Machinery - 0.8%
Tennant Company [c]	1,052,000	$19,346,280

Metal Fabrication and Distribution - 2.5%
Kennametal	1,208,300	23,175,194
Schnitzer Steel Industries Cl. A	125,930	6,656,660
Sims Metal Management	504,387	10,501,314
Sims Metal Management ADR	1,040,125	21,447,378

		61,780,546

Pumps, Valves and Bearings - 0.9%
IDEX Corporation	866,400	21,287,448

Specialty Chemicals and Materials - 0.8%
Symyx Technologies [a,c]	3,267,577	19,115,325

Total (Cost $254,072,313)		191,799,001

Industrial Services – 13.5%
Commercial Services - 6.5%
Cintas Corporation	1,063,700	24,294,908
Copart [a]	880,700	30,533,869
Monster Worldwide [a,b]	802,000	9,471,620
MPS Group [a]	1,572,900	12,016,956
Resources Connection [a]	478,900	8,222,713
Ritchie Bros. Auctioneers	1,075,600	25,222,820
Robert Half International	255,800	6,041,996
TrueBlue [a]	1,195,200	10,039,680
UniFirst Corporation	284,400	10,571,148
Watson Wyatt Worldwide Cl. A	580,723	21,794,534

		158,210,244

Food, Tobacco and Agriculture - 1.0%
†Corn Products International	851,000	22,798,290

Industrial Distribution - 3.5%
Grainger (W.W.)	444,600	36,403,848
Houston Wire & Cable	818,200	9,744,762
MSC Industrial Direct Cl. A	571,300	20,269,724
Watsco	386,100	18,891,873

		85,310,207

Transportation and Logistics - 2.5%
Celadon Group [a,b,c]	1,998,700	16,769,093
Heartland Express	855,000	12,585,600
Knight Transportation	250,000	4,137,500
Universal Truckload Services	596,922	9,341,830
Werner Enterprises	1,007,900	18,263,148

		61,097,171

Total (Cost $360,693,771)		327,415,912

Natural Resources – 12.4%
Energy Services - 4.6%
Calfrac Well Services	860,200	9,133,362
CARBO Ceramics	225,400	7,708,680
Clean Energy Fuels [a]	564,800	4,862,928
Ensign Energy Services	1,731,700	25,309,633
Pason Systems	1,491,000	12,011,065
Patterson-UTI Energy	797,000	10,249,420
Tesco Corporation [a]	757,700	6,016,138
Trican Well Service	1,553,800	13,385,269
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Unit Corporation [a]	815,400	$22,480,578

		111,157,073

Oil and Gas - 1.4%
Bill Barrett [a]	768,200	21,094,772
†Comstock Resources [a,b]	400,000	13,220,000

		34,314,772

Precious Metals and Mining - 6.4%
Agnico-Eagle Mines	326,100	17,113,728
Alamos Gold [a]	2,881,600	23,684,044
†Allied Nevada Gold [a,b]	550,000	4,433,000
Fronteer Development Group [a]	3,056,000	10,482,080
Gabriel Resources [a]	5,877,300	9,853,188
Gammon Gold [a,b]	3,191,200	21,285,304
Hecla Mining [a,b]	4,199,900	11,255,732
Ivanhoe Mines [a]	2,665,900	14,929,040
NovaGold Resources [a]	2,848,800	12,192,864
Silver Standard Resources [a]	1,140,500	21,384,375
Silvercorp Metals	2,869,600	10,100,992

		156,714,347

Total (Cost $431,973,592)		302,186,192

Technology – 24.3%
Aerospace and Defense - 1.5%
FLIR Systems [a,b]	763,000	17,213,280
Mercury Computer Systems [a,c]	2,198,749	20,338,428

		37,551,708

Components and Systems - 4.0%
Brocade Communications Systems [a]	3,820,100	29,873,182
Checkpoint Systems [a]	1,116,800	17,522,592
Dionex Corporation [a]	325,300	19,853,059
RADVision [a,c]	1,741,600	13,636,728
Trimble Navigation [a]	856,000	16,803,280

		97,688,841

Internet Software and Services - 0.6%
Akamai Technologies [a]	744,000	14,269,920

IT Services - 2.0%
Perot Systems Cl. A [a]	454,000	6,505,820
SRA International Cl. A [a]	2,363,300	41,499,548

		48,005,368

Semiconductors and Equipment - 8.2%
Electro Scientific Industries [a,b]	981,100	10,968,698
Exar Corporation [a]	2,171,464	15,612,826
GSI Group [a,c]	2,538,394	2,487,626
IPG Photonics [a]	2,150,899	23,595,362
MKS Instruments [a]	612,900	8,084,151
NVIDIA Corporation [a,b]	2,440,000	27,547,600
Rofin-Sinar Technologies [a]	953,740	19,084,337
Skyworks Solutions [a]	1,489,500	14,567,310
Supertex [a,c]	890,153	22,351,742
Tessera Technologies [a]	921,998	23,317,330
Varian [a]	836,675	32,990,095

		200,607,077

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 89

Schedules of Investments

Royce Value Plus Fund (continued)	Royce 100 Fund

	SHARES	VALUE
Technology (continued)
Software - 3.1%
Avid Technology [a,c]	1,966,700	$26,373,447
†Commvault Systems [a,b]	30,300	502,374
DivX [a,c]	1,786,300	9,806,787
Intermap Technologies [a]	2,308,700	3,691,856
MSC.Software [a]	2,258,000	15,038,280
National Instruments	717,400	16,184,544
Ulticom	1,621,421	3,242,842

		74,840,130

Telecommunications - 4.9%
ADTRAN	1,115,300	23,945,491
Arris Group [a]	2,989,700	36,354,752
Comverse Technology [a,b]	2,298,400	19,651,320
Digi International [a,b]	1,213,800	11,834,550
Extreme Networks [a,b]	3,600,000	7,200,000
†Nice Systems ADR [a]	830,300	19,155,021
ORBCOMM [a]	161,101	283,538

		118,424,672

Total (Cost $735,257,302)		591,387,716

Miscellaneous [f] – 4.9%
Total (Cost $111,650,254)		118,565,381

TOTAL COMMON STOCKS
(Cost $2,906,915,029)		2,301,642,099

REPURCHASE AGREEMENT – 4.9%
State Street Bank & Trust Company,
0.01% dated 6/30/09, due 7/1/09, maturity value $119, 211,033 (collateralized by obligations of various U.S. Government Agencies, 7.00% due 12/31/09-3/15/10, valued at $122,193,281) (Cost $119,211,000)		119,211,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.8%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.1864%)
(Cost $116,740,899)		116,740,899

TOTAL INVESTMENTS – 104.3%
(Cost $3,142,866,928)		2,537,593,998

LIABILITIES LESS CASH AND OTHER ASSETS – (4.3)%		(104,165,253)

NET ASSETS – 100.0%		$2,433,428,745

	SHARES	VALUE
COMMON STOCKS – 84.7%

Consumer Products – 3.6%
Apparel, Shoes and Accessories - 1.0%
Columbia Sportswear	20,800	$643,136
Polo Ralph Lauren	9,100	487,214

		1,130,350

Food/Beverage/Tobacco - 1.0%
Sanderson Farms	26,800	1,206,000

Home Furnishing and Appliances - 1.0%
Mohawk Industries [a]	31,300	1,116,784

Sports and Recreation - 0.6%
Thor Industries	37,400	687,038

Total (Cost $4,341,107)		4,140,172

Consumer Services – 1.7%
Retail Stores - 1.7%
Dress Barn (The) [a]	75,000	1,072,500
Tiffany & Co.	35,400	897,744

Total (Cost $2,050,584)		1,970,244

Financial Intermediaries – 3.9%
Insurance - 2.3%
Berkley (W.R.)	59,000	1,266,730
Markel Corporation [a]	4,600	1,295,820

		2,562,550

Securities Brokers - 1.6%
Lazard Cl. A	43,200	1,162,944
Thomas Weisel Partners Group [a]	111,500	671,230

		1,834,174

Total (Cost $4,777,779)		4,396,724

Financial Services – 11.9%
Information and Processing - 3.7%
†Interactive Data	52,300	1,210,222
Morningstar [a]	27,300	1,125,579
MSCI Cl. A [a]	39,100	955,604
SEI Investments	54,500	983,180

		4,274,585

Insurance Brokers - 1.2%
Brown & Brown	66,400	1,323,352

Investment Management - 7.0%
Affiliated Managers Group [a]	9,397	546,811
AllianceBernstein Holding L.P.	50,100	1,006,509
Cohen & Steers	87,300	1,305,135
Evercore Partners Cl. A	50,500	991,820
Federated Investors Cl. B	36,300	874,467
GAMCO Investors Cl. A	13,300	645,050
Janus Capital Group	66,100	753,540
†Teton Advisors [a,d]	198	450
Waddell & Reed Financial Cl. A	42,900	1,131,273

90 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Westwood Holdings Group	17,200	$719,132

		7,974,187

Total (Cost $13,884,388)		13,572,124

Health – 2.7%
Health Services - 1.6%
Advisory Board (The) [a]	34,900	896,930
ICON ADR [a]	45,200	975,416

		1,872,346

Medical Products and Devices - 1.1%
IDEXX Laboratories [a]	26,401	1,219,726

Total (Cost $2,767,931)		3,092,072

Industrial Products – 13.5%
Automotive - 0.5%
Gentex Corporation	48,200	559,120

Building Systems and Components - 2.1%
Armstrong World Industries [a]	46,600	768,434
Drew Industries [a]	64,400	783,748
Simpson Manufacturing	40,000	864,800

		2,416,982

Industrial Components - 3.4%
CLARCOR	21,700	633,423
FARO Technologies [a]	46,500	722,145
GrafTech International [a]	121,100	1,369,641
PerkinElmer	68,600	1,193,640

		3,918,849

Machinery - 1.8%
Franklin Electric	30,300	785,376
Wabtec Corporation	38,900	1,251,413

		2,036,789

Metal Fabrication and Distribution - 3.4%
Kennametal	50,000	959,000
†Reliance Steel & Aluminum	38,500	1,478,015
Sims Metal Management ADR	69,200	1,426,904

		3,863,919

Paper and Packaging - 0.6%
Greif Cl. A	15,000	663,300

Pumps, Valves and Bearings - 1.7%
Gardner Denver [a]	47,300	1,190,541
IDEX Corporation	31,500	773,955

		1,964,496

Total (Cost $15,402,032)		15,423,455

Industrial Services – 17.7%
Commercial Services - 11.4%
†Brink’s Company (The)	31,400	911,542
Cintas Corporation	43,800	1,000,392
Convergys Corporation [a]	75,500	700,640
Copart [a]	43,400	1,504,678
Corinthian Colleges [a]	73,900	1,251,127
Corporate Executive Board	34,900	724,524
CRA International [a]	34,813	966,409
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Gartner [a]	72,000	$1,098,720
Hewitt Associates Cl. A [a]	45,400	1,352,012
Manpower	29,100	1,232,094
MPS Group [a]	118,500	905,340
Universal Technical Institute [a]	58,600	874,898
Watson Wyatt Worldwide Cl. A	13,200	495,396

		13,017,772

Engineering and Construction - 1.6%
KBR	64,600	1,191,224
NVR [a]	1,200	602,868

		1,794,092

Food, Tobacco and Agriculture - 0.9%
Intrepid Potash [a]	37,000	1,038,960

Transportation and Logistics - 3.8%
Arkansas Best	24,400	642,940
†Expeditors International of Washington	40,300	1,343,602
Landstar System	41,300	1,483,083
UTI Worldwide [a]	74,900	853,860

		4,323,485

Total (Cost $20,205,458)		20,174,309

Natural Resources – 12.2%
Energy Services - 10.5%
CARBO Ceramics	10,500	359,100
Ensign Energy Services	96,000	1,403,086
†Helmerich & Payne	44,500	1,373,715
Major Drilling Group International	67,000	1,051,816
Oil States International [a]	59,900	1,450,179
Pason Systems	159,800	1,287,303
SEACOR Holdings [a]	17,500	1,316,700
†ShawCor Cl. A	70,400	1,218,374
Trican Well Service	145,200	1,250,831
Unit Corporation [a]	47,200	1,301,304

		12,012,408

Precious Metals and Mining - 0.7%
†Randgold Resources ADR	12,500	802,125

Real Estate - 1.0%
St. Joe Company (The) [a]	40,900	1,083,441

Total (Cost $13,590,624)		13,897,974

Technology – 13.1%
Aerospace and Defense - 0.8%
HEICO Corporation Cl. A	32,600	953,876

Components and Systems - 2.2%
Diebold	20,600	543,016
Dionex Corporation [a]	15,000	915,450
Plexus Corporation [a]	53,400	1,092,564

		2,551,030

IT Services - 2.8%
Sapient Corporation [a]	188,900	1,188,181
SRA International Cl. A [a]	77,400	1,359,144

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 91

Schedules of Investments

Royce 100 Fund (continued)	Royce Discovery Fund

	SHARES	VALUE
Technology (continued)
IT Services (continued)
Syntel	19,400	$609,936

		3,157,261

Semiconductors and Equipment - 2.9%
Coherent [a]	40,400	835,472
Lam Research [a]	21,700	564,200
Rofin-Sinar Technologies [a]	50,900	1,018,509
Varian [a]	23,700	934,491

		3,352,672

Software - 2.3%
Blackbaud	39,100	608,005
Fair Isaac	51,500	796,190
National Instruments	53,500	1,206,960

		2,611,155

Telecommunications - 2.1%
ADTRAN	52,800	1,133,616
†Comtech Telecommunications [a]	38,500	1,227,380

		2,360,996

Total (Cost $15,010,791)		14,986,990

Miscellaneous [f] – 4.4%
Total (Cost $4,689,251)		4,972,339

TOTAL COMMON STOCKS
(Cost $96,719,945)		96,626,403

REPURCHASE AGREEMENT – 13.0%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $14,910,004 (collateralized by obligations of various U.S. Government Agencies, 4.375%-7.00% due 3/15/10-3/17/10, valued at $15,282,925) (Cost $14,910,000)		14,910,000

TOTAL INVESTMENTS – 97.7%
(Cost $111,629,945)		111,536,403

CASH AND OTHER ASSETS LESS LIABILITIES – 2.3%		2,581,908

NET ASSETS – 100.0%		$114,118,311

	SHARES	VALUE
COMMON STOCKS – 98.0%

Consumer Products – 3.4%
Food/Beverage/Tobacco - 0.9%
Schiff Nutrition International Cl. A [a]	4,400	$22,396

Home Furnishing and Appliances - 2.5%
Hooker Furniture	2,100	24,108
National Presto Industries	500	38,050

		62,158

Total (Cost $87,357)		84,554

Consumer Services – 3.5%
Leisure and Entertainment - 1.3%
Monarch Casino & Resort [a]	3,100	22,630
New Frontier Media [a]	3,600	8,640

		31,270

Retail Stores - 2.2%
Jos. A. Bank Clothiers [a]	1,600	55,136

Total (Cost $117,340)		86,406

Financial Intermediaries – 16.2%
Banking - 4.2%
†Capitol Bancorp	5,400	14,310
City Bank [a]	7,100	16,756
†First Defiance Financial	3,900	50,700
†South Financial Group	19,100	22,729

		104,495

Insurance - 12.0%
American Physicians Service Group	1,600	36,304
American Safety Insurance Holdings [a]	2,800	38,108
Amerisafe [a]	800	12,448
Baldwin & Lyons Cl. B	800	15,760
Eastern Insurance Holdings	2,138	20,119
EMC Insurance Group	1,600	33,296
First Mercury Financial	2,500	34,425
Hallmark Financial Services [a]	3,020	21,593
Meadowbrook Insurance Group	9,399	61,375
SeaBright Insurance Holdings [a]	2,800	28,364

		301,792

Total (Cost $518,204)		406,287

Health – 18.6%
Drugs and Biotech - 2.0%
Harvard Bioscience [a]	7,599	30,016
Matrixx Initiatives [a]	1,400	7,826
Theragenics Corporation [a]	9,900	12,771

		50,613

Health Services - 1.6%
Metropolitan Health Networks [a]	17,448	35,070
Psychemedics Corporation	700	4,816

		39,886

Medical Products and Devices - 14.9%
Atrion Corporation	300	40,227
Bovie Medical [a]	2,900	25,259

92 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Cardiac Science [a]	7,800	$31,356
Cynosure Cl. A [a]	1,300	9,945
Exactech [a]	1,800	26,100
HealthTronics [a]	4,900	9,849
Kensey Nash [a]	1,367	35,829
Medical Action Industries [a]	3,200	36,640
Merit Medical Systems [a]	2,484	40,489
Neogen Corporation [a]	2,000	57,960
Osteotech [a]	6,300	27,720
Somanetics Corporation [a]	1,700	28,067
Utah Medical Products	113	3,019

		372,460

Personal Care - 0.1%
CCA Industries	577	1,823

Total (Cost $587,225)		464,782

Industrial Products – 15.4%
Automotive - 0.1%
Miller Industries [a]	200	1,760

Building Systems and Components - 0.8%
LSI Industries	3,500	19,075

Industrial Components - 3.6%
Bel Fuse Cl. B	1,800	28,872
CTS Corporation	7,100	46,505
Gerber Scientific [a]	6,114	15,285

		90,662

Machinery - 2.8%
Ampco-Pittsburgh	1,700	39,865
Core Molding Technologies [a]	400	896
FreightCar America	700	11,767
Hurco Companies [a]	1,200	18,756

		71,284

Metal Fabrication and Distribution - 5.8%
Foster (L.B.) Company Cl. A [a]	1,300	39,091
North American Galvanizing & Coatings [a]	7,500	45,450
Olympic Steel	1,800	44,046
Universal Stainless & Alloy Products [a]	1,100	17,897

		146,484

Paper and Packaging - 1.0%
KapStone Paper and Packaging [a]	5,300	24,857

Specialty Chemicals and Materials - 1.3%
Landec Corporation [a]	4,733	32,137

Other Industrial Products - 0.0%
Media Sciences International [a]	700	245

Total (Cost $525,692)		386,504

Industrial Services – 12.9%
Commercial Services - 6.9%
ATC Technology [a]	2,300	33,350
ChinaCast Education [a]	8,300	59,096
CRA International [a]	800	22,208
ICF International [a]	1,400	38,626
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Volt Information Sciences [a]	2,900	$18,183

		171,463

Industrial Distribution - 3.3%
Houston Wire & Cable	4,000	47,640
Sport Supply Group	4,100	35,219

		82,859

Printing - 2.3%
CSS Industries	1,581	32,221
Ennis	2,100	26,166

		58,387

Transportation and Logistics - 0.4%
Dynamex [a]	600	9,234

Total (Cost $391,922)		321,943

Natural Resources – 4.3%
Energy Services - 1.0%
Bronco Drilling [a]	2,400	10,272
Union Drilling [a]	2,300	15,226

		25,498

Oil and Gas - 1.9%
TransGlobe Energy [a]	8,100	21,546
VAALCO Energy [a]	6,000	25,380

		46,926

Real Estate - 1.4%
China Housing & Land Development [a]	6,200	35,712

Total (Cost $194,974)		108,136

Technology – 20.6%
Aerospace and Defense - 3.4%
Ducommun	1,400	26,306
Dynamics Research [a]	1,700	17,017
Hi-Shear Technology	1,900	15,580
LaBarge [a]	2,900	26,883

		85,786

Components and Systems - 1.7%
Super Micro Computer [a]	5,400	41,364

IT Services - 5.1%
CIBER [a]	8,200	25,420
†Computer Task Group [a]	4,500	27,450
†iGATE Corporation	8,000	52,960
TechTeam Global [a]	3,500	22,890

		128,720

Semiconductors and Equipment - 2.6%
GSI Group [a]	3,600	3,528
GSI Technology [a]	9,600	37,056
Image Sensing Systems [a]	1,537	14,294
Ultra Clean Holdings [a]	4,100	9,840

		64,718

Software - 3.2%
American Software Cl. A	3,700	21,312
Double-Take Software [a]	3,300	28,545
Pervasive Software [a]	1,400	8,526

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 93

Schedules of Investments

Royce Discovery Fund (continued)	Royce Financial Services Fund

	SHARES	VALUE
Technology (continued)
Software (continued)
Versant Corporation [a]	1,500	$22,590

		80,973

Telecommunications - 4.6%
†Globecomm Systems [a]	4,700	33,793
PC-Tel [a]	1,400	7,490
Soapstone Networks [a]	1,200	5,016
Telestone Technologies [a]	1,100	4,356
USA Mobility	5,022	64,081

		114,736

Total (Cost $627,509)		516,297

Miscellaneous [f] – 3.1%
Total (Cost $54,733)		77,675

TOTAL COMMON STOCKS
(Cost $3,104,956)		2,452,584

REPURCHASE AGREEMENT – 1.9%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $48,000 (collateralized by obligations of various U.S. Government Agencies, due 7/2/09, valued at $50,000) (Cost $48,000)		48,000

TOTAL INVESTMENTS – 99.9%
(Cost $3,152,956)		2,500,584

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		1,657

NET ASSETS – 100.0%		$2,502,241

	SHARES	VALUE
COMMON STOCKS – 87.8%

Banking - 8.2%
Bank of N.T. Butterfield & Son	5,268	$27,394
Bank Sarasin & Cie Cl. B [a]	3,000	93,330
Banque Privee Edmond de Rothschild	3	84,271
BOK Financial	2,427	91,425
Fauquier Bankshares	2,400	31,224
Julius Baer Holding	3,300	128,667
†Northern Trust	3,700	198,616
Peapack-Gladstone Financial	2,700	52,083
Vontobel Holding	3,000	80,353
Wilber Corporation (The)	6,100	67,710
Wilmington Trust	9,800	133,868

Total (Cost $1,258,826)		988,941

Diversified Financial Services - 0.6%
FCStone Group [a]	7,800	30,810
World Acceptance [a]	2,000	39,820

Total (Cost $179,452)		70,630

Information and Processing - 9.4%
Fiserv [a]	1,300	59,410
Interactive Data	5,000	115,700
†MasterCard Cl. A	700	117,117
Morningstar [a]	4,600	189,658
MSCI Cl. A [a]	10,600	259,064
Riskmetrics Group [a]	1,800	31,788
SEI Investments	7,400	133,496
Western Union	14,000	229,600

Total (Cost $1,021,967)		1,135,833

Insurance - 9.7%
Alleghany Corporation [a]	408	110,568
Argo Group International Holdings [a]	518	14,618
Berkley (W.R.)	6,100	130,967
CNA Surety [a]	5,900	79,591
E-L Financial	150	47,973
Enstar Group [a]	4,000	235,400
Erie Indemnity Cl. A	6,500	232,440
Hilltop Holdings [a]	5,200	61,724
†Marsh & McLennan Companies	9,000	181,170
RLI	600	26,880
Validus Holdings	2,300	50,554

Total (Cost $1,285,487)		1,171,885

Insurance Brokers - 3.5%
†Aon Corporation	4,000	151,480
Brown & Brown	2,600	51,818
Gallagher (Arthur J.) & Co.	5,400	115,236
Willis Group Holdings	4,000	102,920

Total (Cost $445,251)		421,454

Investment Management - 32.1%
Affiliated Managers Group [a]	1,400	81,466

94 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE

Investment Management (continued)
AGF Management Cl. B	10,600	$115,737
AllianceBernstein Holding L.P.	16,400	329,476
AP Alternative Assets L.P. [a]	2,300	5,620
Ashmore Group	75,000	233,537
Azimut Holding	10,500	99,546
Cohen & Steers	14,000	209,300
Eaton Vance	4,600	123,050
Endeavour Financial	17,900	21,545
Federated Investors Cl. B	5,100	122,859
GAMCO Investors Cl. A	3,300	160,050
IGM Financial	2,600	91,983
Invesco	12,425	221,414
Investec	8,500	45,876
JAFCO	1,400	46,679
Janus Capital Group	16,700	190,380
MVC Capital	3,800	32,148
Och-Ziff Capital Management Group Cl. A	10,000	89,100
Partners Group Holding	1,250	121,467
RHJ International [a]	2,900	18,544
Schroders	10,500	142,133
SHUAA Capital [a]	150,000	70,074
SPARX Group [a]	400	82,045
Sprott	43,900	115,114
T. Rowe Price Group	5,500	229,185
†Teton Advisors [a,d]	49	111
Trust Company	10,300	43,494
U.S. Global Investors Cl. A	19,700	182,422
Value Partners Group [a]	170,000	74,191
VZ Holding	3,100	143,448
Waddell & Reed Financial Cl. A	12,700	334,899
Westwood Holdings Group	2,200	91,982

Total (Cost $5,064,545)		3,868,875

Real Estate - 1.5%
Jones Lang LaSalle	5,600	183,288

Total (Cost $287,619)		183,288

Securities Brokers - 17.9%
Bolsas y Mercados Espanoles	4,000	118,620
Egyptian Financial Group-Hermes Holding GDR	7,500	59,250
FBR Capital Markets [a]	52,000	244,400
Global Investment House KSCC GDR [a]	3,000	5,550
Greenhill & Co.	900	64,989
HQ	7,200	97,068
Interactive Brokers Group Cl. A [a]	8,300	128,899
Investcorp Bank GDR	20,300	101,500
Jefferies Group [a]	6,900	147,177
KBW [a]	5,500	158,180
Kim Eng Holdings	100,000	128,002
Lazard Cl. A	8,600	231,512
MF Global [a]	9,000	53,370
Mirae Asset Securities	1,081	58,557
Mizuho Investors Securities	17,000	21,563
Mizuho Securities	10,800	33,573
	SHARES	VALUE

Securities Brokers (continued)
†Raymond James Financial	5,600	$96,376
Samsung Securities	1,600	84,695
Sanders Morris Harris Group	7,500	41,250
Stifel Financial [a]	2,250	108,203
Thomas Weisel Partners Group [a]	9,600	57,792
Tokai Tokyo Securities	9,400	34,060
UOB-Kay Hian Holdings	95,000	87,496

Total (Cost $2,400,098)		2,162,082

Securities Exchanges - 3.1%
ASX	4,700	139,637
Hellenic Exchanges	10,500	117,098
Singapore Exchange	25,000	122,138

Total (Cost $351,413)		378,873

Software - 0.5%
Net 1 UEPS Technologies [a]	4,200	57,078

Total (Cost $64,796)		57,078

Specialty Finance - 0.2%
Credit Acceptance [a]	1,066	23,292

Total (Cost $20,269)		23,292

Miscellaneous [f] - 1.1%
Total (Cost $137,110)		130,183

TOTAL COMMON STOCKS
(Cost $12,516,833)		10,592,414

PREFERRED STOCK – 2.0%
Kennedy-Wilson Conv.[d,g]
(Cost $297,000)	297	240,428

REPURCHASE AGREEMENT – 7.9%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $953,000 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $979,379) (Cost $953,000)		953,000

TOTAL INVESTMENTS – 97.7% (Cost $13,766,833)		11,785,842

CASH AND OTHER ASSETS LESS LIABILITIES – 2.3%		278,995

NET ASSETS – 100.0%		$12,064,837

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 95

Schedules of Investments

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 88.2%

Consumer Products – 4.6%
Apparel, Shoes and Accessories - 1.4%
K-Swiss Cl. A [a]	6,600	$56,100
Polo Ralph Lauren	900	48,186
Wolverine World Wide	2,300	50,738

		155,024

Food/Beverage/Tobacco - 1.3%
†Industrias Bachoco ADR	4,100	87,330
Sanderson Farms	1,300	58,500

		145,830

Home Furnishing and Appliances - 1.9%
American Woodmark	3,700	88,615
Ethan Allen Interiors	3,700	38,332
†Hunter Douglas	1,300	53,135
Leggett & Platt	2,800	42,644

		222,726

Total (Cost $451,320)		523,580

Consumer Services – 4.3%
Leisure and Entertainment - 0.8%
International Speedway Cl. A	1,700	43,537
World Wrestling Entertainment Cl. A	3,600	45,216

		88,753

Retail Stores - 3.5%
Abercrombie & Fitch Cl. A	800	20,312
American Eagle Outfitters	3,100	43,927
Buckle (The)	1,350	42,890
Dress Barn (The) [a]	6,000	85,800
Penske Automotive Group [a]	7,200	119,808
Tiffany & Co.	1,000	25,360
Williams-Sonoma	5,100	60,537

		398,634

Total (Cost $467,002)		487,387

Financial Intermediaries – 18.1%
Banking - 4.0%
Banca Generali	4,200	35,068
Bank of N.T. Butterfield & Son	4,017	20,889
†Bank Sarasin & Cie Cl. B [a]	1,700	52,887
Fauquier Bankshares	4,400	57,244
†Northern Trust	3,100	166,408
Peapack-Gladstone Financial	2,100	40,509
Wilmington Trust	6,300	86,058

		459,063

Insurance - 8.7%
Aspen Insurance Holdings	3,600	80,424
Berkley (W.R.)	4,900	105,203
Erie Indemnity Cl. A	3,600	128,736
Fidelity National Financial Cl. A	4,600	62,238
†Marsh & McLennan Companies	3,400	68,442
Max Capital Group	3,600	66,456
Montpelier Re Holdings	6,000	79,740
†Old Republic International	8,600	84,710
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
PartnerRe	1,700	$110,415
Validus Holdings	1,900	41,762
†White Mountains Insurance Group	400	91,564
Zenith National Insurance	3,300	71,742

		991,432

Real Estate Investment Trusts - 3.2%
†Cousins Properties	18,910	160,735
DCT Industrial Trust	23,400	95,472
Gladstone Commercial	3,800	49,248
Lexington Realty Trust	15,103	51,350

		356,805

Securities Brokers - 2.2%
†Egyptian Financial Group-Hermes Holding GDR	6,500	51,350
Jefferies Group [a]	3,000	63,990
Lazard Cl. A	1,900	51,148
†Raymond James Financial	4,800	82,608

		249,096

Total (Cost $2,456,829)		2,056,396

Financial Services – 19.0%
Information and Processing - 2.7%
Fiserv [a]	1,400	63,980
†Interactive Data	4,400	101,816
SEI Investments	8,000	144,320

		310,116

Insurance Brokers - 3.3%
Aon Corporation	2,000	75,740
Brown & Brown	5,600	111,608
Gallagher (Arthur J.) & Co.	4,400	93,896
Willis Group Holdings	3,400	87,482

		368,726

Investment Management - 13.0%
†A.F.P. Provida ADR [a]	7,331	189,726
AGF Management Cl. B	7,400	80,798
AllianceBernstein Holding L.P.	7,400	148,666
Apollo Investment	7,300	43,800
BlackRock Kelso Capital	5,200	32,396
CI Financial	2,300	37,847
Cohen & Steers	8,600	128,570
Federated Investors Cl. B	3,600	86,724
Invesco	4,000	71,280
†Investec	9,600	51,812
Och-Ziff Capital Management Group Cl. A	6,700	59,697
†Partners Group Holding	500	48,587
Pzena Investment Management Cl. A [a]	7,800	59,124
Sprott	15,900	41,693
U.S. Global Investors Cl. A	12,500	115,750
†VZ Holding	1,000	46,274
Waddell & Reed Financial Cl. A	4,400	116,028

96 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Westwood Holdings Group	2,900	$121,249

		1,480,021

Total (Cost $2,241,098)		2,158,863

Health – 2.2%
Commercial Services - 0.4%
†OdontoPrev	3,200	47,539

Drugs and Biotech - 0.9%
†Boiron	1,500	48,925
†Recordati	9,000	55,730

		104,655

Medical Products and Devices - 0.9%
†Carl Zeiss Meditec	3,900	54,708
†Fielmann	700	46,281

		100,989

Total (Cost $237,315)		253,183

Industrial Products – 14.7%
Automotive - 0.5%
†Xinyi Glass Holdings	65,000	55,920

Building Systems and Components - 1.2%
†Preformed Line Products	1,900	83,714
†WaterFurnace Renewable Energy	2,000	47,199

		130,913

Construction Materials - 0.7%
†Geberit	600	73,948

Industrial Components - 1.0%
†Amphenol Corporation Cl. A	2,400	75,936
Deswell Industries	11,000	36,850

		112,786

Machinery - 3.8%
Franklin Electric	3,000	77,760
Lincoln Electric Holdings	1,100	39,644
†Regal-Beloit	2,200	87,384
Robbins & Myers	2,000	38,500
†Spirax-Sarco Engineering	5,500	76,561
Tennant Company	6,000	110,340

		430,189

Metal Fabrication and Distribution - 1.1%
Carpenter Technology	1,800	37,458
Kennametal	2,800	53,704
Schnitzer Steel Industries Cl. A	300	15,858
Sims Metal Management ADR	1,150	23,713

		130,733

Miscellaneous Manufacturing - 1.0%
†Rational	500	57,679
Raven Industries	2,300	58,880

		116,559

Paper and Packaging - 0.5%
AptarGroup	1,700	57,409

Pumps, Valves and Bearings - 1.6%
Gardner Denver [a]	2,600	65,442
Graco	2,100	46,242
	SHARES	VALUE
Industrial Products (continued)
Pumps, Valves and Bearings (continued)
IDEX Corporation	500	$12,285
Kaydon Corporation	1,700	55,352

		179,321

Specialty Chemicals and Materials - 2.9%
Balchem Corporation	3,200	78,464
Cabot Corporation	10,800	135,864
Schulman (A.)	3,000	45,330
†Victrex	7,500	69,752

		329,410

Textiles - 0.4%
†Interface Cl. A	8,000	49,600

Total (Cost $1,826,329)		1,666,788

Industrial Services – 9.9%
Commercial Services - 5.8%
Administaff	3,000	69,810
Brink’s Company (The)	3,900	113,217
†Corporate Executive Board	3,900	80,964
†Grupo Aeroportuario del Centro Norte ADR	10,500	108,150
†Grupo Aeroportuario del Pacifico ADR	4,500	115,470
Hewitt Associates Cl. A [a]	2,100	62,538
†Michael Page International	11,500	45,362
Robert Half International	2,700	63,774

		659,285

Engineering and Construction - 0.4%
†Comfort Systems USA	4,500	46,125

Food, Tobacco and Agriculture - 0.4%
Hormel Foods	1,400	48,356

Industrial Distribution - 0.8%
Applied Industrial Technologies	2,700	53,190
Grainger (W.W.)	400	32,752

		85,942

Transportation and Logistics - 2.5%
Landstar System	2,400	86,184
Pacer International [a]	8,000	17,840
Tidewater	2,500	107,175
UTI Worldwide [a]	6,400	72,960

		284,159

Total (Cost $1,175,140)		1,123,867

Natural Resources – 5.4%
Energy Services - 2.6%
Ensign Energy Services	4,600	67,231
Exterran Partners L.P.	6,404	88,247
Helmerich & Payne	2,200	67,914
Oil States International [a]	3,200	77,472

		300,864

Oil and Gas - 1.0%
Cimarex Energy	2,400	68,016
Hiland Holdings GP L.P.	1,100	2,530
Plains All American Pipeline L.P.	1,100	46,805

		117,351

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 97

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining - 1.6%
†Randgold Resources ADR	2,800	$179,676

Real Estate - 0.2%
W.P. Carey & Co.	800	19,984

Total (Cost $652,922)		617,875

Technology – 4.7%
Components and Systems - 1.0%
Diebold	4,400	115,984

IT Services - 0.5%
Jack Henry & Associates	1,000	20,750
Total System Services	2,300	30,797

		51,547

Semiconductors and Equipment - 1.4%
†Analog Devices	3,300	81,774
Cognex Corporation	3,000	42,390
Maxim Integrated Products	2,200	34,518

		158,682

Software - 1.2%
Blackbaud	3,900	60,645
National Instruments	3,600	81,216

		141,861

Telecommunications - 0.6%
†ADTRAN	3,300	70,851

Total (Cost $537,240)		538,925

Utilities – 0.6%
ALLETE	600	17,250
UGI Corporation	2,000	50,980

Total (Cost $74,581)		68,230

Miscellaneous [f] – 4.7%
Total (Cost $520,256)		534,177

TOTAL COMMON STOCKS
(Cost $10,640,032)		10,029,271

PREFERRED STOCKS – 2.2%
†Duratex	5,400	59,829
Kennedy-Wilson Conv.[d,g]	230	186,190

TOTAL PREFERRED STOCKS
(Cost $276,215)		246,019

REPURCHASE AGREEMENT – 6.6%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $754,000 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $776,399) (Cost $754,000)		754,000

VALUE
TOTAL INVESTMENTS – 97.0%
(Cost $11,670,247)	$11,029,290

CASH AND OTHER ASSETS LESS LIABILITIES – 3.0%	344,076

NET ASSETS – 100.0%	$11,373,366

98 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 90.4%

Australia – 1.9%
†Centamin Egypt [a]	60,000	$85,847

Total (Cost $79,261)		85,847

Austria – 4.0%
Mayr-Melnhof Karton	1,200	101,220
Semperit AG Holding	3,000	80,220

Total (Cost $240,197)		181,440

Belgium – 4.3%
EVS Broadcast Equipment	500	25,252
GIMV	1,800	89,848
Sipef	1,700	81,508

Total (Cost $259,130)		196,608

Denmark – 1.5%
H Lundbeck	3,500	66,671

Total (Cost $65,109)		66,671

Egypt – 0.9%
Egyptian Financial Group-Hermes Holding GDR	5,000	39,500

Total (Cost $65,756)		39,500

Finland – 3.5%
CapMan Cl. B [a]	20,000	28,159
Nokian Renkaat	2,200	41,480
Vaisala Cl. A	2,500	88,389

Total (Cost $248,920)		158,028

France – 11.3%
Alten [a]	5,000	83,693
Beneteau	4,000	43,544
Boiron	2,500	81,542
Manitou BF [a]	2,000	23,868
Manutan International	1,000	49,816
Societe BIC	1,100	63,177
Societe Internationale de Plantations d’Heveas	1,700	63,058
Vetoquinol	2,200	45,717
Virbac	700	56,432

Total (Cost $753,982)		510,847

Germany – 11.5%
AS Creation Tapeten	1,200	28,587
†Carl Zeiss Meditec	5,500	77,153
Deutsche Beteiligungs	3,400	58,191
Fielmann	1,000	66,115
Fuchs Petrolub	1,400	76,436
Pfeiffer Vacuum Technology	1,000	73,369
Rational	750	86,518
	SHARES	VALUE
Germany (continued)
Takkt	5,000	$53,304

Total (Cost $751,178)		519,673

Greece – 0.5%
†Hellenic Exchanges	2,000	22,304

Total (Cost $21,760)		22,304

Hong Kong – 0.8%
Asian Citrus Holdings	10,470	35,761

Total (Cost $46,472)		35,761

Italy – 4.1%
Bulgari	3,000	16,171
Landi Renzo	15,000	67,931
†Recordati	5,500	34,057
SAES Getters	3,000	26,437
Tod’s	700	39,996

Total (Cost $279,865)		184,592

Jersey – 2.0%
Randgold Resources	1,400	90,015

Total (Cost $61,273)		90,015

Mexico – 1.4%
†Fresnillo	7,500	64,692

Total (Cost $46,500)		64,692

Netherlands – 4.2%
Fugro	2,000	83,049
Hunter Douglas	2,000	81,746
Smartrac [a]	1,500	26,969

Total (Cost $296,041)		191,764

Norway – 3.7%
Ekornes	4,000	53,292
Fred Olsen Energy	1,400	47,705
Tandberg	4,000	67,528

Total (Cost $206,198)		168,525

Peru – 1.5%
Hochschild Mining	15,000	68,547

Total (Cost $53,785)		68,547

South Africa – 7.2%
Brait	35,000	71,310
City Lodge Hotels	4,000	35,846
†Discovery Holdings	7,500	25,172
Lewis Group	7,500	46,997
†Net 1 UEPS Technologies [a]	1,800	24,462
Northam Platinum	20,000	77,982
Pretoria Portland Cement	11,119	41,897

Total (Cost $433,249)		323,666

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 99

Schedules of Investments

Royce European Smaller-Companies Fund (continued)	Royce Global Value Fund

	SHARES	VALUE
Sweden – 1.5%
Lundin Petroleum [a]	9,000	$70,007

Total (Cost $102,040)		70,007

Switzerland – 9.2%
Bank Sarasin & Cie Cl. B [a]	2,400	74,664
Banque Privee Edmond de Rothschild	4	112,361
Burckhardt Compression Holding	600	77,741
†Geberit	200	24,649
†Inficon Holding	250	21,867
Partners Group Holding	300	29,152
VZ Holding	1,600	74,038

Total (Cost $530,774)		414,472

United Arab Emirates – 2.1%
Lamprell	45,000	85,088
SHUAA Capital [a]	20,000	9,343

Total (Cost $109,081)		94,431

United Kingdom – 13.3%
Anglo-Eastern Plantations	5,500	32,394
Ashmore Group	23,000	71,618
Begbies Traynor	20,000	34,061
Burberry Group	3,000	20,941
Charter International	4,000	28,597
Diploma	30,000	65,691
†Domino Printing Sciences	10,000	41,456
JKX Oil & Gas	10,000	33,939
Michael Page International	15,000	59,168
Rotork	2,000	27,278
Schroders	3,300	44,671
Spirax-Sarco Engineering	7,000	97,441
Victrex	5,000	46,501

Total (Cost $756,635)		603,756

TOTAL COMMON STOCKS
(Cost $5,407,206)		4,091,146

REPURCHASE AGREEMENT – 8.3%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $374,000 (collateralized by obligations of various U.S. Government Agencies, 4.375% due 3/17/10, valued at $384,800)
(Cost $374,000)		374,000

TOTAL INVESTMENTS – 98.7%
(Cost $5,781,206)		4,465,146

CASH AND OTHER ASSETS LESS LIABILITIES – 1.3%		57,947

NET ASSETS – 100.0%		$4,523,093

	SHARES	VALUE
COMMON STOCKS – 91.3%

Australia – 2.4%
Sims Metal Management ADR	42,500	$876,350

Total (Cost $485,925)		876,350

Austria – 5.0%
Mayr-Melnhof Karton	12,000	1,012,200
Semperit AG Holding	30,000	802,197

Total (Cost $2,117,160)		1,814,397

Belgium – 4.2%
GIMV	14,500	723,778
Sipef	17,000	815,077

Total (Cost $1,747,346)		1,538,855

Canada – 18.9%
Agnico-Eagle Mines	11,000	577,280
Ensign Energy Services	55,000	803,852
Gammon Gold [a]	49,900	332,833
Ivanhoe Mines [a]	100,000	560,000
Major Drilling Group International	47,500	745,690
Pan American Silver [a]	21,900	401,427
Pason Systems	80,000	644,457
†Seabridge Gold [a]	19,000	492,860
Silver Standard Resources [a]	31,700	594,375
Sprott	200,000	524,438
Tesco Corporation [a]	56,820	451,151
Trican Well Service	84,500	727,928

Total (Cost $9,959,998)		6,856,291

Cayman Islands – 1.6%
Endeavour Financial	480,100	577,862

Total (Cost $2,064,290)		577,862

China – 0.6%
†Simcere Pharmaceutical Group ADR [a]	25,000	217,750

Total (Cost $199,342)		217,750

Denmark – 1.3%
H Lundbeck	25,000	476,222

Total (Cost $505,298)		476,222

Finland – 1.4%
Nokian Renkaat	9,000	169,693
Vaisala Cl. A	10,000	353,557

Total (Cost $589,642)		523,250

France – 5.7%
Alten [a]	22,000	368,249
Beneteau	40,000	435,437
†Boiron	22,000	717,572

100 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
France (continued)
Societe Internationale de Plantations d’Heveas	15,000	$556,394

Total (Cost $2,886,556)		2,077,652

Germany – 8.5%
Carl Zeiss Meditec	60,000	841,668
Deutsche Beteiligungs	40,200	688,024
Pfeiffer Vacuum Technology	11,000	807,057
Rational	6,500	749,824

Total (Cost $3,505,671)		3,086,573

Italy – 1.7%
Landi Renzo	96,000	434,755
Tod’s	3,000	171,412

Total (Cost $591,316)		606,167

Jersey – 1.3%
†Randgold Resources ADR	7,500	481,275

Total (Cost $371,153)		481,275

Mexico – 4.4%
†Fresnillo	52,500	452,843
Industrias Bachoco ADR	54,000	1,150,200

Total (Cost $1,569,069)		1,603,043

South Africa – 5.2%
†Aquarius Platinum [a]	98,000	376,333
Brait	150,000	305,612
†Discovery Holdings	88,500	297,028
Lewis Group	60,000	375,977
Northam Platinum	135,000	526,379

Total (Cost $2,156,262)		1,881,329

Switzerland – 3.6%
Burckhardt Compression Holding	4,500	583,060
Partners Group Holding	7,500	728,803

Total (Cost $1,450,584)		1,311,863

United Arab Emirates – 1.2%
Lamprell	220,000	415,986

Total (Cost $488,368)		415,986

United Kingdom – 3.2%
†Ashmore Group	125,000	389,228
†Aveva Group	30,000	354,381
Victrex	45,000	418,510

Total (Cost $1,075,931)		1,162,119

United States – 21.1%
CF Industries Holdings	2,500	185,350
Fossil [a]	15,000	361,200
Gardner Denver [a]	24,500	616,665
†GrafTech International [a]	67,700	765,687
	SHARES	VALUE
United States (continued)
Intrepid Potash [a]	21,800	$612,144
Knight Capital Group Cl. A [a]	55,000	937,750
Lincoln Electric Holdings	13,100	472,124
MKS Instruments [a]	15,900	209,721
Sanderson Farms	10,000	450,000
Schnitzer Steel Industries Cl. A	11,000	581,460
Sigma Designs [a]	32,500	521,300
Syntel	11,000	345,840
†Terra Industries	10,000	242,200
U.S. Global Investors Cl. A	41,000	379,660
Unit Corporation [a]	35,000	964,950

Total (Cost $9,076,755)		7,646,051

TOTAL COMMON STOCKS
(Cost $40,840,666)		33,153,035

PREFERRED STOCK – 1.9%
Brazil – 1.9%
Duratex
(Cost $1,149,385)	62,000	686,920

REPURCHASE AGREEMENT – 3.8%

State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $1,376,000 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $1,410,711)

(Cost $1,376,000)		1,376,000

TOTAL INVESTMENTS – 97.0%
(Cost $43,366,051)		35,215,955

CASH AND OTHER ASSETS LESS LIABILITIES – 3.0%		1,086,479

NET ASSETS – 100.0%		$36,302,434

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 101

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 91.4%

Consumer Products – 3.3%
Apparel, Shoes and Accessories - 2.3%
†Coach	2,700	$72,576
Gildan Activewear [a]	4,000	59,200
Polo Ralph Lauren	600	32,124

		163,900

Food/Beverage/Tobacco - 1.0%
†Molson Coors Brewing Cl. B	1,600	67,728

Total (Cost $220,031)		231,628

Diversified Investment Companies – 1.5%
Exchange Traded Funds - 1.5%
†iShares MSCI Australia Index Fund	1,300	21,840
†UltraShort 20+ Year Treasury ProShares [a]	1,600	81,472

Total (Cost $93,479)		103,312

Financial Intermediaries – 8.2%
Banking - 0.8%
†US Bancorp	3,000	53,760

Insurance - 4.6%
Alleghany Corporation [a]	289	78,319
Erie Indemnity Cl. A	2,800	100,128
†HCC Insurance Holdings	2,600	62,426
Marsh & McLennan Companies	900	18,117
†PartnerRe	1,000	64,950

		323,940

Real Estate Investment Trusts - 0.8%
†Cousins Properties	6,506	55,301

Securities Brokers - 2.0%
†Knight Capital Group Cl. A [a]	4,200	71,610
†TD AmeriTrade Holding Corporation [a]	4,200	73,668

		145,278

Total (Cost $584,417)		578,279

Financial Services – 9.5%
Information and Processing - 1.9%
†Western Union	8,300	136,120

Insurance Brokers - 1.0%
Brown & Brown	3,700	73,741

Investment Management - 5.6%
AllianceBernstein Holding L.P.	6,610	132,795
Federated Investors Cl. B	3,900	93,951
Invesco	4,500	80,190
†Teton Advisors [a,d]	41	93
Waddell & Reed Financial Cl. A	3,200	84,384

		391,413

Specialty Finance - 1.0%
GATX Corporation	2,800	72,016

Total (Cost $611,878)		673,290

	SHARES	VALUE
Health – 6.1%
Drugs and Biotech - 3.3%
Endo Pharmaceuticals Holdings [a]	2,800	$50,176
†Life Technologies [a]	2,050	85,526
Pfizer	6,500	97,500

		233,202

Health Services - 2.5%
Advisory Board (The) [a]	4,500	115,650
Covance [a]	1,200	59,040

		174,690

Medical Products and Devices - 0.3%
Schein (Henry) [a]	500	23,975

Total (Cost $404,521)		431,867

Industrial Products – 14.9%
Automotive - 0.3%
Autoliv	800	23,016

Building Systems and Components - 0.5%
Armstrong World Industries [a]	2,100	34,629

Construction Materials - 0.5%
Owens Corning [a]	2,800	35,784

Industrial Components - 3.7%
Amphenol Corporation Cl. A	1,700	53,788
Hubbell Cl. B	2,500	80,150
PerkinElmer	7,080	123,192

		257,130

Machinery - 1.3%
Franklin Electric	3,500	90,720

Metal Fabrication and Distribution - 2.7%
Sims Metal Management ADR	3,300	68,046
Steel Dynamics	8,200	120,786

		188,832

Paper and Packaging - 1.0%
†Greif Cl. A	1,600	70,752

Pumps, Valves and Bearings - 0.5%
Gardner Denver [a]	1,400	35,238

Specialty Chemicals and Materials - 4.4%
†Airgas	570	23,102
Cabot Corporation	3,700	46,546
†Lubrizol Corporation (The)	2,100	99,351
†Olin Corporation	3,200	38,048
Rogers Corporation [a]	5,160	104,387

		311,434

Total (Cost $1,096,656)		1,047,535

Industrial Services – 14.7%
Advertising and Publishing - 1.0%
†Omnicom Group	2,200	69,476

Commercial Services - 7.8%
Administaff	3,300	76,791
Brink’s Company (The)	2,330	67,640
Copart [a]	2,300	79,741
†Gartner [a]	3,400	51,884
Grupo Aeroportuario del Centro Norte ADR	4,600	47,380

102 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
†Hewitt Associates Cl. A [a]	1,300	$38,714
†Ritchie Bros. Auctioneers	2,100	49,245
†Spherion Corporation [a]	13,100	53,972
†Watson Wyatt Worldwide Cl. A	2,200	82,566

		547,933

Engineering and Construction - 0.5%
EMCOR Group [a]	1,800	36,216

Food, Tobacco and Agriculture - 0.4%
†Corn Products International	300	8,037
Hormel Foods	600	20,724

		28,761

Industrial Distribution - 1.3%
Pool Corporation	1,100	18,216
†Russel Metals	5,550	71,859

		90,075

Transportation and Logistics - 3.7%
Expeditors International of Washington	3,100	103,354
Forward Air	4,000	85,280
Landstar System	2,100	75,411

		264,045

Total (Cost $950,163)		1,036,506

Natural Resources – 6.7%
Energy Services - 5.7%
†CARBO Ceramics	3,600	123,120
†ENSCO International	1,800	62,766
Oil States International [a]	800	19,368
Pason Systems	10,400	83,779
Rowan Companies [a]	2,200	42,504
Unit Corporation [a]	2,500	68,925

		400,462

Real Estate - 1.0%
St. Joe Company (The) [a]	2,749	72,821

Total (Cost $512,717)		473,283

Technology – 20.6%
Aerospace and Defense - 3.1%
Alliant Techsystems [a]	1,910	157,308
Hexcel Corporation [a]	2,150	20,489
Teledyne Technologies [a]	1,300	42,575

		220,372

Components and Systems - 8.7%
Diebold	3,800	100,168
Dionex Corporation [a]	2,200	134,266
Intermec [a]	4,200	54,180
†Logitech International [a]	6,800	95,200
Plexus Corporation [a]	3,000	61,380
Thomas & Betts [a]	2,000	57,720
Zebra Technologies Cl. A [a]	4,600	108,836

		611,750

Distribution - 0.3%
Arrow Electronics [a]	1,000	21,240

	SHARES	VALUE
Technology (continued)
Internet Software and Services - 1.1%
†Akamai Technologies [a]	4,000	$76,720

IT Services - 1.0%
SRA International Cl. A [a]	4,000	70,240

Semiconductors and Equipment - 2.0%
Analog Devices	2,900	71,862
Varian [a]	1,800	70,974

		142,836

Software - 4.4%
†ANSYS [a]	1,800	56,088
†MICROS Systems [a]	2,000	50,640
National Instruments	4,755	107,273
NCR Corporation [a]	8,300	98,189

		312,190

Total (Cost $1,486,008)		1,455,348

Utilities – 1.5%
UGI Corporation	4,110	104,764

Total (Cost $108,883)		104,764

Miscellaneous [f] – 4.4%
Total (Cost $312,961)		311,756

TOTAL COMMON STOCKS
(Cost $6,381,714)		6,447,568

REPURCHASE AGREEMENT – 10.9%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $765,000 (collateralized by obligations of various U.S. Government Agencies, due 9/1/09, valued at $789,013)
(Cost $765,000)		765,000

TOTAL INVESTMENTS – 102.3%
(Cost $7,146,714)		7,212,568

LIABILITIES LESS CASH AND OTHER ASSETS – (2.3)%		(158,895)

NET ASSETS – 100.0%		$7,053,673

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 103

Schedules of Investments

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 78.0%

Australia – 1.9%
ASX	1,000	$29,710
†IOOF Holdings	7,200	24,095
Platinum Asset Management	8,300	27,078
Trust Company	4,800	20,269

Total (Cost $100,100)		101,152

Austria – 0.6%
Mayr-Melnhof Karton	160	13,496
Semperit AG Holding	600	16,044

Total (Cost $35,485)		29,540

Belgium – 1.0%
EVS Broadcast Equipment	250	12,626
Sipef	800	38,356

Total (Cost $56,526)		50,982

Bermuda – 3.3%
†Enstar Group [a]	1,500	88,275
Lazard Cl. A	3,200	86,144

Total (Cost $178,581)		174,419

British Virgin Islands – 0.2%
UTI Worldwide [a]	1,000	11,400

Total (Cost $16,506)		11,400

Canada – 14.1%
AGF Management Cl. B	2,400	26,205
Denison Mines [a]	1,100	1,782
Dundee Corporation Cl. A [a]	5,400	31,384
DundeeWealth	3,000	22,181
Ensign Energy Services	3,420	49,985
Gildan Activewear [a]	400	5,920
Gluskin Sheff + Associates	2,100	29,067
†Ivanhoe Mines [a]	8,600	48,160
LundinMining [a]	1,600	4,608
†Magma Energy [a,d,e]	95,000	122,512
Major Drilling Group International	4,000	62,795
Onex Corporation	1,100	18,914
Pan American Silver [a]	2,300	42,159
Pason Systems	1,300	10,472
Red Back Mining [a]	1,100	9,589
Ritchie Bros. Auctioneers	1,200	28,140
†Seabridge Gold [a]	1,800	46,692
†ShawCor Cl. A	2,300	39,805
†Silver Standard Resources [a]	1,500	28,125
Silvercorp Metals	1,600	5,632
Sprott	14,000	36,711
†Tesco Corporation [a]	3,000	23,820
TMX Group	375	10,910
Trican Well Service	1,200	10,338
	SHARES	VALUE
Canada (continued)
Urbana Corporation [a]	12,400	$17,164

Total (Cost $764,448)		733,070

Cayman Islands – 1.3%
Endeavour Financial	9,600	11,555
Greenlight Capital Re Cl. A [a]	3,300	57,123

Total (Cost $76,251)		68,678

China – 1.8%
China Boqi Environmental Solutions Technology Holding Company [a]	22	7,288
HLS Systems International [a]	3,900	22,620
Jiangsu Expressway	12,000	8,792
Origin Agritech [a]	3,000	13,920
†Simcere Pharmaceutical Group ADR [a]	4,800	41,808

Total (Cost $95,598)		94,428

Denmark – 0.2%
Bang & Olufsen Cl. B	1,500	10,239

Total (Cost $18,324)		10,239

Egypt – 0.7%
Egyptian Financial Group-Hermes Holding GDR	4,400	34,760

Total (Cost $47,488)		34,760

Finland – 0.6%
CapMan Cl. B [a]	5,200	7,321
Vacon	400	13,333
Vaisala Cl. A	250	8,839

Total (Cost $38,530)		29,493

France – 3.2%
Alten [a]	600	10,043
Beneteau	1,000	10,886
Boiron	500	16,309
Bollore	150	20,666
Exel Industries Cl. A	300	11,150
Fimalac	250	13,695
Manitou BF [a]	800	9,547
Manutan International	300	14,945
Societe BIC	300	17,230
Societe Internationale de Plantations d’Heveas	300	11,128
Vetoquinol	575	11,949
Virbac	260	20,960

Total (Cost $216,206)		168,508

Germany – 3.3%
†Carl Zeiss Meditec	3,500	49,098
Deutsche Beteiligungs	200	3,423
ElringKlinger	600	10,008

104 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Germany (continued)
Fuchs Petrolub	200	$10,919
Pfeiffer Vacuum Technology	150	11,005
Rational	300	34,607
†STRATEC Biomedical Systems	1,600	40,510
Takkt	1,200	12,793

Total (Cost $186,935)		172,363

Greece – 0.3%
Hellenic Exchanges	1,600	17,843

Total (Cost $21,002)		17,843

Hong Kong – 3.3%
Asian Citrus Holdings	1,800	6,148
Chaoda Modern Agriculture	20,600	12,206
China Everbright International	36,000	10,261
First Shanghai Investments [a]	64,000	8,518
KHD Humboldt Wedag International [a]	400	3,336
Orient Overseas International	3,100	13,137
Sa Sa International Holdings	24,000	8,959
Shenyin Wanguo (H.K.)	20,000	10,706
Shenzhen International Holdings	110,000	7,506
Sinolink Worldwide Holdings	72,000	11,552
Value Partners Group [a]	72,000	31,422
†Xinyi Glass Holdings	55,000	47,317

Total (Cost $185,419)		171,068

Italy – 2.5%
Azimut Holding	1,800	17,065
Bulgari	2,000	10,781
Landi Renzo	5,300	24,002
Natuzzi ADR [a]	7,500	14,250
†Recordati	5,000	30,961
SAES Getters	900	7,931
Tod’s	400	22,855

Total (Cost $147,756)		127,845

Japan – 11.7%
ABC-MART	600	15,393
Aioi Insurance	3,000	13,638
Alfresa Holdings	300	13,808
Asahi Pretec	600	10,727
Bunka Shutter	2,000	7,510
Circle K Sunkus	900	14,040
Create S D	700	13,617
Daiko Clearing Services	2,100	12,717
Daiseki Company	400	8,782
Disco	200	8,451
en-japan	14	19,010
Fuji Fire & Marine Insurance [a]	7,000	8,863
Glory	400	7,913
Ito En	600	8,510
JAFCO	500	16,671
Japan Logistics Fund	3	20,021
kabu.com Securities	15	19,959
	SHARES	VALUE
Japan (continued)
Kenedix [a]	24	$12,798
Kintetsu World Express	400	9,500
MISUMI Group	600	8,443
mixi [a]	2	11,863
Mizuho Investors Securities	17,000	21,563
Mizuho Securities	5,700	17,719
Mochida Pharmaceutical	2,300	22,092
Monex Group	30	13,289
NAMCO BANDAI Holdings	800	8,775
Nifco	400	6,176
Nihon Parkerizing	1,500	15,834
Nissay Dowa General Insurance	3,000	14,431
Nomura Research Institute	700	15,529
Osaka Securities Exchange	6	28,591
Otsuka Corporation	200	10,641
Park24	1,200	10,780
Plenus Company	800	11,691
Ryohin Keikaku	200	8,424
So-net M3	2	6,317
SPARX Group [a]	180	36,920
Sundrug	600	13,284
Sysmex Corporation	400	14,496
†THK Company	1,500	22,366
Toho Titanium	600	10,237
Tokai Carbon	2,000	10,410
Toyo Tanso	200	7,624
Unicharm PetCare	400	11,941
Yusen Air & Sea Service	600	7,569

Total (Cost $634,962)		608,933

Jersey – 0.7%
Randgold Resources ADR	600	38,502

Total (Cost $26,176)		38,502

Luxembourg – 0.8%
Millicom International Cellular [a]	700	39,382

Total (Cost $31,990)		39,382

Mexico – 4.6%
Bolsa Mexicana de Valores [a]	29,300	26,812
Desarrolladora Homex ADR [a]	1,200	33,468
†Fresnillo	2,500	21,564
Grupo Aeroportuario del Centro Norte ADR	4,600	47,380
Grupo Aeroportuario del Pacifico ADR	2,500	64,150
Industrias Bachoco ADR	2,100	44,730

Total (Cost $203,320)		238,104

Netherlands – 0.8%
Hunter Douglas	770	31,473
Nutreco Holding	300	11,707

Total (Cost $43,168)		43,180

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 105

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
Norway – 0.5%
Ekornes	1,000	$13,323
Tandberg	915	15,447

Total (Cost $29,955)		28,770

Peru – 0.2%
Hochschild Mining	2,400	10,967

Total (Cost $14,780)		10,967

Singapore – 1.6%
Kim Eng Holdings	21,300	27,265
Singapore Exchange	8,000	39,084
UOB-Kay Hian Holdings	20,000	18,420

Total (Cost $68,510)		84,769

South Africa – 2.2%
Astral Foods	1,400	17,352
Brait	13,000	26,486
Lewis Group	5,000	31,331
†Net 1 UEPS Technologies [a]	900	12,231
Northam Platinum	7,000	27,294

Total (Cost $116,066)		114,694

South Korea – 1.3%
GS Holdings	400	9,337
Mirae Asset Securities	530	28,710
Samsung Securities	550	29,114

Total (Cost $82,360)		67,161

Sweden – 0.5%
HQ	1,300	17,526
Lundin Petroleum [a]	1,400	10,890

Total (Cost $34,950)		28,416

Switzerland – 4.6%
Bank Sarasin & Cie Cl. B [a]	850	26,443
†Banque Privee Edmond de Rothschild	2	56,181
Logitech International [a]	3,000	42,000
Partners Group Holding	500	48,587
Vontobel Holding	1,200	32,141
VZ Holding	700	32,392

Total (Cost $256,135)		237,744

United Arab Emirates – 1.3%
†Lamprell	23,200	43,867
SHUAA Capital [a]	55,000	25,694

Total (Cost $63,834)		69,561

United Kingdom – 6.5%
Ashmore Group	9,500	29,581
Begbies Traynor	6,400	10,899
Burberry Group	3,300	23,035
Diploma	4,700	10,292
	SHARES	VALUE
United Kingdom (continued)
†Domino Printing Sciences	10,000	$41,456
Investec	7,600	41,018
JKX Oil & Gas	2,000	6,788
Michael Page International	10,000	39,445
Schroders	2,700	36,549
Spirax-Sarco Engineering	4,000	55,681
Victrex	4,500	41,851

Total (Cost $361,502)		336,595

United States – 2.4%
Claymore/AlphaShares China Small Cap Index ETF	2,700	56,700
Invesco	1,100	19,602
†WaterFurnace Renewable Energy	2,000	47,199

Total (Cost $94,023)		123,501

TOTAL COMMON STOCKS
(Cost $4,246,886)		4,066,067

PREFERRED STOCKS – 1.1%
Brazil – 1.1%
†Duratex	2,900	32,130
†Fertilizantes Fosfatados	3,300	25,178

TOTAL PREFERRED STOCKS
(Cost $47,939)		57,308

REPURCHASE AGREEMENT – 22.7%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $1,181,000 (collateralized by obligations of various U.S. Government Agencies, due 9/1/09, valued at $1,213,481)
(Cost $1,181,000)		1,181,000

TOTAL INVESTMENTS – 101.8%
(Cost $5,475,825)		5,304,375

LIABILITIES LESS CASH AND OTHER ASSETS – (1.8)%		(92,221)

NET ASSETS – 100.0%		$5,212,154

106 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

Royce Focus Value Fund

	SHARES	VALUE
COMMON STOCKS – 66.2%

Consumer Products – 5.4%
Apparel, Shoes and Accessories - 1.5%
†Coach	1,500	$40,320

Food/Beverage/Tobacco - 3.9%
†Industrias Bachoco ADR	3,000	63,900
†Sanderson Farms	1,000	45,000

		108,900

Total (Cost $108,889)		149,220

Diversified Investment Companies – 2.2%
Exchange Traded Funds - 2.2%
†UltraShort 20+ Year Treasury
ProShares [a]	1,200	61,104

Total (Cost $56,328)		61,104

Financial Intermediaries – 7.2%
Insurance - 4.1%
†Berkshire Hathaway Cl. B [a]	40	115,829

Securities Brokers - 3.1%
†Knight Capital Group Cl. A [a]	5,000	85,250

Total (Cost $179,449)		201,079

Financial Services – 7.1%
Investment Management - 7.1%
†Federated Investors Cl. B	2,300	55,407
†Franklin Resources	800	57,608
†Partners Group Holding	500	48,587
†U.S. Global Investors Cl. A	4,000	37,040

Total (Cost $155,561)		198,642

Industrial Products – 13.4%
Building Systems and Components - 0.8%
†WaterFurnace Renewable Energy	1,000	23,600

Industrial Components - 1.6%
†GrafTech International [a]	4,000	45,240

Metal Fabrication and Distribution - 6.3%
†Nucor Corporation	1,000	44,430
†Reliance Steel & Aluminum	1,500	57,585
†Schnitzer Steel Industries Cl. A	600	31,716
†Sims Metal Management ADR	2,000	41,240

		174,971

Miscellaneous Manufacturing - 1.7%
†Rational	400	46,143

Pumps, Valves and Bearings - 1.4%
†Gardner Denver [a]	1,500	37,755

Specialty Chemicals and Materials - 1.6%
†Mosaic Company (The)	1,000	44,300

Total (Cost $248,084)		372,009

Industrial Services – 2.3%
Commercial Services - 1.2%
†Copart [a]	1,000	34,670

	SHARES	VALUE
Industrial Services (continued)
Food, Tobacco and Agriculture - 1.1%
†CF Industries Holdings	400	$29,656

Total (Cost $49,642)		64,326

Natural Resources – 23.1%
Energy Services - 7.7%
†Major Drilling Group International	2,000	31,398
†Pason Systems	5,500	44,306
†Schlumberger	800	43,288
†Tesco Corporation [a]	4,000	31,760
†Unit Corporation [a]	2,300	63,411

		214,163

Oil and Gas - 2.5%
†Exxon Mobil	1,000	69,910

Precious Metals and Mining - 10.5%
†Agnico-Eagle Mines	600	31,488
†Fresnillo	3,000	25,876
†Ivanhoe Mines [a]	10,000	56,000
†Pan American Silver [a]	2,000	36,660
†Randgold Resources ADR	500	32,085
†Seabridge Gold [a]	2,000	51,880
†Silver Standard Resources [a]	3,000	56,250

		290,239

Real Estate - 1.0%
†PICO Holdings [a]	1,000	28,700

Other Natural Resources - 1.4%
†Magma Energy [a,d,e]	30,000	38,688

Total (Cost $541,935)		641,700

Technology – 5.5%
IT Services - 1.1%
†Syntel	1,000	31,440

Software - 2.0%
†Microsoft Corporation	2,300	54,671

Telecommunications - 2.4%
†ADTRAN	2,000	42,940
†Corning	1,500	24,090

		67,030

Total (Cost $106,264)		153,141

TOTAL COMMON STOCKS
(Cost $1,446,152)		1,841,221

REPURCHASE AGREEMENT – 14.2%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $396,000 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $405,960)
(Cost $396,000)		396,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 107

Schedules of Investments

Royce Focus Value Fund (continued)	Royce Partners Fund

VALUE
TOTAL INVESTMENTS – 80.4%
(Cost $1,842,152)	$2,237,221

CASH AND OTHER ASSETS LESS LIABILITIES – 19.6%	544,938

NET ASSETS – 100.0%	$2,782,159

	SHARES	VALUE
COMMON STOCKS – 45.5%

Consumer Products – 1.4%
Home Furnishing and Appliances - 1.4%
†Hunter Douglas	400	$16,349

Total (Cost $10,494)		16,349

Consumer Services – 0.5%
Restaurants and Lodgings - 0.5%
†Starbucks Corporation [a]	400	5,556

Total (Cost $6,028)		5,556

Diversified Investment Companies – 3.7%
Exchange Traded Funds - 3.7%
†Claymore/AlphaShares China Small Cap Index ETF	600	12,600
†UltraShort 20+ Year Treasury ProShares [a]	600	30,552

Total (Cost $41,693)		43,152

Financial Intermediaries – 9.5%
Banking - 5.3%
†Bank of New York Mellon (The)	600	17,586
†Bank Sarasin & Cie Cl. B [a]	500	15,555
†Northern Trust	200	10,736
†State Street	400	18,880

		62,757

Insurance - 4.2%
†Alleghany Corporation [a]	40	10,840
†Erie Indemnity Cl. A	300	10,728
†Marsh & McLennan Companies	800	16,104
†White Mountains Insurance Group	50	11,446

		49,118

Total (Cost $102,389)		111,875

Financial Services – 11.9%
Information and Processing - 5.7%
†Interactive Data	500	11,570
†MasterCard Cl. A	100	16,731
†Morningstar [a]	600	24,738
†Western Union	900	14,760

		67,799

Insurance Brokers - 1.3%
†Aon Corporation	400	15,148

Investment Management - 4.9%
†Ashmore Group	3,000	9,342
†Cohen & Steers	800	11,960
†Invesco	700	12,474
†Partners Group Holding	100	9,717
†VZ Holding	300	13,882

		57,375

Total (Cost $140,643)		140,322

108 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Products – 4.4%
Industrial Components - 2.0%
†Amphenol Corporation Cl. A	300	$9,492
†GrafTech International [a]	1,200	13,572

		23,064

Machinery - 0.9%
†Spirax-Sarco Engineering	800	11,136

Metal Fabrication and Distribution - 1.5%
†Nucor Corporation	400	17,772

Total (Cost $48,102)		51,972

Industrial Services – 8.1%
Commercial Services - 3.8%
†Brink’s Company (The)	400	11,612
†Copart [a]	300	10,401
†Ritchie Bros. Auctioneers	500	11,725
†Sotheby’s	800	11,288

		45,026

Engineering and Construction - 0.9%
†Fluor Corporation	200	10,258

Food, Tobacco and Agriculture - 1.6%
†Potash Corporation of Saskatchewan	200	18,610

Transportation and Logistics - 1.8%
†C. H. Robinson Worldwide	200	10,430
†Landstar System	300	10,773

		21,203

Total (Cost $91,072)		95,097

	SHARES	VALUE
Natural Resources – 6.0%
Energy Services - 3.4%
†CARBO Ceramics	700	$23,940
†Schlumberger	300	16,233

		40,173

Precious Metals and Mining - 1.6%
†Randgold Resources ADR	300	19,251

Other Natural Resources - 1.0%
†Magma Energy [a,d,e]	9,000	11,606

Total (Cost $62,422)		71,030

TOTAL COMMON STOCKS
(Cost $502,843)		535,353

REPURCHASE AGREEMENT – 53.5%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $630,000 (collateralized by obligations of various U.S. Government Agencies, due 3/31/10, valued at $647,563)
(Cost $630,000)		630,000

TOTAL INVESTMENTS – 99.0%
(Cost $1,132,843)		1,165,353

CASH AND OTHER ASSETS LESS LIABILITIES – 1.0%		11,947

NET ASSETS – 100.0%		$1,177,300

†	New additions in 2009.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at June 30, 2009.
[c]	At June 30, 2009, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[d]	Securities for which market quotations are not readily available represent 0.0%, 0.9%, 0.0%, 0.9%, 0.0%, 2.0%, 1.6%, 0.0%, 2.4%, 1.4% and 1.0% of net assets for Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Heritage Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[e]	This security is not registered under the Securities Act of 1933 and may be subject to contractual and/or legal restrictions on resale to the general public or to certain institutions.
[f]	Includes securities first acquired in 2009 and less than 1% of net assets.
[g]	This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2009 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 109

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$3,436,569,540	$659,820,983	$2,512,546,321	$2,371,705,720
Affiliated Companies	73,198,806	38,761,549	1,295,669,462	293,630,870
Repurchase agreements (at cost and value)	139,327,000	69,717,000	256,861,000	172,206,000
Cash and foreign currency	511	365	758	222
Receivable for investments sold	5,710,337	2,274,977	758,405	3,427,238
Receivable for capital shares sold	5,144,066	2,065,107	11,074,926	4,052,618
Receivable for dividends and interest	2,243,626	459,647	2,431,314	1,169,858
Prepaid expenses and other assets	1,061,012	5,116	27,684	22,161

Total Assets	3,663,254,898	773,104,744	4,079,369,870	2,846,214,687

LIABILITIES:
Payable for collateral on loaned securities	115,557,330	22,885,966	156,211,026	99,054,354
Payable for investments purchased	4,333,894	3,576,313	2,858,161	4,736,643
Payable for capital shares redeemed	4,044,719	2,777,775	3,536,492	4,879,379
Payable for investment advisory fees	2,205,010	788,734	3,179,414	2,615,551
Accrued expenses	683,697	217,738	754,757	138,662

Total Liabilities	126,824,650	30,246,526	166,539,850	111,424,589

Net Assets	$3,536,430,248	$742,858,218	$3,912,830,020	$2,734,790,098

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,335,436,128	$933,190,074	$3,795,715,745	$3,183,524,994
Undistributed net investment income (loss)	5,290,437	(619,336)	(2,838,548)	(16,178,721)
Accumulated net realized gain (loss) on investments and foreign currency	(324,089,506)	(71,973,492)	(5,089,919)	(190,863,593)
Net unrealized appreciation (depreciation) on investments and foreign currency	(480,206,811)	(117,739,028)	125,042,742	(241,692,582)

Net Assets	$3,536,430,248	$742,858,218	$3,912,830,020	$2,734,790,098

Investment Class	$2,665,377,326	$575,163,320	$2,938,855,940	$75,287,415
Service Class	225,016,298	52,356,448	259,735,038	1,974,658,845
Consultant Class	637,027,775	115,338,450	37,072,753
Institutional Class			404,663,340	683,930,546
W Class			271,001,558
R Class	7,642,917		719,982	752,032
K Class	1,365,932		781,409	161,260

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	354,807,393	52,966,151	220,482,717	7,019,742
Service Class	30,039,033	4,857,899	19,680,539	184,582,148
Consultant Class	92,264,454	11,710,801	2,960,974
Institutional Class			30,203,102	63,739,981
W Class			20,306,633
R Class	1,031,626		54,612	70,777
K Class	199,485		111,786	23,213

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$7.51	$10.86	$13.33	$10.73
Service Class(1)	7.49	10.78	13.20	10.70
Consultant Class(1)	6.90	9.85	12.52
Institutional Class(2)			13.40	10.73
W Class(2)			13.35
R Class(1)	7.41		13.18	10.63
K Class(1)	6.85		6.99	6.95

* Investments at identified cost	$3,989,959,671	$816,325,740	$3,683,142,304	$2,907,021,649
Market value of loaned securities	111,218,259	21,829,224	151,144,456	93,196,401

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

110 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$3,272,261,429	$127,942,641	$1,214,522,506	$498,239,786
Affiliated Companies	34,536,935	–	106,468,634	109,453,464
Repurchase agreements (at cost and value)	101,471,000	5,720,000	47,558,000	190,068,000
Cash and foreign currency	23,055	23,149	614	721
Receivable for investments sold	9,962,622	1,221,023	3,864,762	2,281,192
Receivable for capital shares sold	5,012,031	1,252,064	1,783,235	6,088,413
Receivable for dividends and interest	5,840,598	118,037	608,827	538,680
Prepaid expenses and other assets	29,385	623	10,990	2,962

Total Assets	3,429,137,055	136,277,537	1,374,817,568	806,673,218

LIABILITIES:
Payable for collateral on loaned securities	26,749,459	7,025,375	87,747,464	969,925
Payable for investments purchased	4,129,320	997,172	4,117,668	14,148,205
Payable for capital shares redeemed	5,968,066	37,720	4,764,002	390,181
Payable for investment advisory fees	2,785,826	103,744	1,086,162	636,932
Accrued expenses	728,256	61,109	259,714	86,285

Total Liabilities	40,360,927	8,225,120	97,975,010	16,231,528

Net Assets	$3,388,776,128	$128,052,417	$1,276,842,558	$790,441,690

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,837,064,407	$150,688,530	$2,100,755,913	$737,723,289
Undistributed net investment income (loss)	46,578,458	390,549	(1,405,242)	3,415,588
Accumulated net realized gain (loss) on investments and foreign currency	(231,370,753)	(21,097,606)	(233,508,596)	(10,407,081)
Net unrealized appreciation (depreciation) on investments and foreign currency	(263,495,984)	(1,929,056)	(588,999,517)	59,709,894

Net Assets	$3,388,776,128	$128,052,417	$1,276,842,558	$790,441,690

Investment Class	$2,570,212,219	$6,895,500	$655,657,797	$556,984,431
Service Class	183,732,071	115,422,501	218,680,575	27,310,817
Consultant Class	325,705,846	5,456,243	5,118,672	13,554,558
Institutional Class	207,182,613		397,250,427	192,591,884
W Class	45,235,305
R Class	3,921,531	143,955	62,739
K Class	52,786,543	134,218	72,348

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	288,824,765	725,420	98,738,610	37,445,167
Service Class	20,683,853	12,189,605	33,637,602	1,837,650
Consultant Class	36,328,317	681,832	798,447	935,250
Institutional Class	23,283,081		59,457,972	12,985,234
W Class	5,074,013
R Class	438,437	19,419	9,595
K Class	7,574,436	18,057	11,909

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$8.90	$9.51	$6.64	$14.87
Service Class(1)	8.88	9.47	6.50	14.86
Consultant Class(1)	8.97	8.00	6.41	14.49
Institutional Class(2)	8.90		6.68	14.83
W Class(2)	8.92
R Class(1)	8.94	7.41	6.54
K Class(1)	6.97	7.43	6.08

* Investments at identified cost	$3,570,285,154	$129,871,253	$1,909,990,488	$547,983,356
Market value of loaned securities	25,626,428	6,780,597	81,905,391	939,030

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 111

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Value	Value Plus	100	Discovery
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$992,476,892	$2,099,690,322	$96,626,403	$2,452,584
Affiliated Companies	–	318,692,676	–	–
Repurchase agreements (at cost and value)	68,414,000	119,211,000	14,910,000	48,000
Cash and foreign currency	104	971	942	1,055
Receivable for investments sold	3,119,726	18,997,669	604,577	–
Receivable for capital shares sold	3,103,666	7,188,190	2,052,693	1,912
Receivable for dividends and interest	460,319	1,025,274	59,618	273
Prepaid expenses and other assets	5,909	16,239	261	20

Total Assets	1,067,580,616	2,564,822,341	114,254,494	2,503,844

LIABILITIES:
Payable for collateral on loaned securities	9,126,700	116,740,899	–	–
Payable for investments purchased	1,156,050	8,617,402	–	–
Payable for capital shares redeemed	1,336,567	3,500,317	27,520	–
Payable for investment advisory fees	887,592	2,000,685	88,676	–
Accrued expenses	210,510	534,293	19,987	1,603

Total Liabilities	12,717,419	131,393,596	136,183	1,603

Net Assets	$1,054,863,197	$2,433,428,745	$114,118,311	$2,502,241

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,379,545,194	$3,439,888,660	$118,461,142	$3,753,180
Undistributed net investment income (loss)	(1,230,979)	2,447,560	(65,770)	(3,200)
Accumulated net realized gain (loss) on investments and foreign currency	(151,198,256)	(403,622,612)	(4,182,569)	(595,367)
Net unrealized appreciation (depreciation) on investments and foreign currency	(172,252,762)	(605,284,863)	(94,492)	(652,372)

Net Assets	$1,054,863,197	$2,433,428,745	$114,118,311	$2,502,241

Investment Class	$24,874,987	$168,532,805	$23,040,586
Service Class	884,223,297	2,038,809,514	90,812,954	$2,502,241
Consultant Class	19,791,807	27,148,165
Institutional Class	122,793,209	197,797,133
R Class	682,251	259,891	78,524
K Class	2,497,646	881,237	186,247

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	3,077,171	18,163,808	3,586,883
Service Class	109,601,685	220,845,160	14,173,654	658,177
Consultant Class	2,515,357	3,012,024
Institutional Class	15,189,998	21,325,889
R Class	84,974	28,349	10,159
K Class	370,445	130,395	24,015

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$8.08	$9.28	$6.42
Service Class(1)	8.07	9.23	6.41	$3.80
Consultant Class(1)	7.87	9.01
Institutional Class(2)	8.08	9.27
R Class(1)	8.03	9.17	7.73
K Class(1)	6.74	6.76	7.76

* Investments at identified cost	$1,164,727,701	$3,023,655,928	$96,719,945	$3,104,956
Market value of loaned securities	8,706,246	112,000,064

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

112 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce
	Financial	Dividend	European Smaller-	Global
	Services Fund	Value Fund	Companies Fund	Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$10,832,842	$10,275,290	$4,091,146	$33,839,955
Repurchase agreements (at cost and value)	953,000	754,000	374,000	1,376,000
Cash and foreign currency	398	2,169	2,683	147,608
Receivable for investments sold	151,614	180,204	29,611	904,223
Receivable for capital shares sold	130,107	184,879	19,688	144,345
Receivable for dividends and interest	12,376	17,079	16,045	89,174
Prepaid expenses and other assets	41	37	48	192

Total Assets	12,080,378	11,413,658	4,533,221	36,501,497

LIABILITIES:
Payable for investments purchased	–	11,519	–	146,845
Payable for capital shares redeemed	3,198	5,290	6,593	2,698
Payable for investment advisory fees	–	4,038	–	33,660
Accrued expenses	12,343	19,445	3,535	15,860

Total Liabilities	15,541	40,292	10,128	199,063

Net Assets	$12,064,837	$11,373,366	$4,523,093	$36,302,434

ANALYSIS OF NET ASSETS:
Paid-in capital	$15,230,462	$12,872,278	$8,409,289	$56,862,865
Undistributed net investment income (loss)	107,903	41,667	65,867	178,421
Accumulated net realized gain (loss) on investments and foreign currency	(1,292,602)	(899,616)	(2,635,816)	(12,585,941)
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,980,926)	(640,963)	(1,316,247)	(8,152,911)

Net Assets	$12,064,837	$11,373,366	$4,523,093	$36,302,434

Investment Class		$3,761,461
Service Class	$12,064,837	7,611,905	$4,523,093	$36,302,434

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		871,260
Service Class	2,494,018	1,756,794	710,104	4,411,761

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)		$4.32
Service Class(1)	$4.84	4.33	$6.37 (2)	$8.23 (2)

* Investments at identified cost	$12,813,833	$10,916,247	$5,407,206	$41,990,051

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce European Smaller-Companies Fund and Royce Global Value Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 113

Statements of Assets and Liabilities	June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce
	SMid-Cap	International Smaller-	Focus Value	Partners
	Value Fund	Companies Fund	Fund	Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$6,447,568	$4,123,375	$1,841,221	$535,353
Repurchase agreements (at cost and value)	765,000	1,181,000	396,000	630,000
Cash and foreign currency	6	1,625	116	1,443
Receivable for investments sold	164,900	–	–	22,527
Receivable for capital shares sold	1,763	39,687	585,509	–
Receivable for dividends and interest	4,597	2,386	1,293	386
Prepaid expenses and other assets	34	4	–	–

Total Assets	7,383,868	5,348,077	2,824,139	1,189,709

LIABILITIES:
Payable for investments purchased	295,985	123,605	39,033	11,710
Payable for capital shares redeemed	18,878	580	–	–
Payable for investment advisory fees	604	–	–	–
Accrued expenses	14,728	11,738	2,947	699

Total Liabilities	330,195	135,923	41,980	12,409

Net Assets	$7,053,673	$5,212,154	$2,782,159	$1,177,300

ANALYSIS OF NET ASSETS:
Paid-in capital	$14,646,064	$5,410,616	$2,319,172	$1,148,183
Undistributed net investment income (loss)	5,609	10,597	(3,240)	(1,719)
Accumulated net realized gain (loss) on investments and foreign currency	(7,663,801)	(37,630)	71,182	(1,673)
Net unrealized appreciation (depreciation) on investments and foreign currency	65,801	(171,429)	395,045	32,509

Net Assets	$7,053,673	$5,212,154	$2,782,159	$1,177,300

Service Class	$7,053,673	$5,212,154	$2,782,159	$1,177,300

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	944,814	624,161	217,395	114,721

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$7.47	$8.35 (2)	$12.80	$10.26

* Investments at identified cost	$6,381,714	$4,294,825	$1,446,152	$502,843

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce International Smaller-Companies Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

114 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$2,472,011	$11,889,650	$(402,270)	$5,887,338	$(1,448,024)	$6,714,730
Net realized gain (loss) on investments and foreign currency	(149,446,316)	(174,367,554)	(31,413,373)	(25,296,173)	5,856,327	(9,496,142)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	405,066,149	(1,461,212,117)	156,761,565	(407,275,570)	291,409,902	(1,477,972,261)

Net increase (decrease) in net assets from investment operations	258,091,844	(1,623,690,021)	124,945,922	(426,684,405)	295,818,205	(1,480,753,673)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(2,910,826)	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class					–	–
W Class					–	–
R Class	–	–			–	–
K Class	–	–			–	–
Net realized gain on investments and foreign currency
Investment Class	–	(32,769,764)	–	(16,136,129)	–	(41,688,986)
Service Class	–	(1,180,327)	–	(984,301)	–	(3,271,933)
Consultant Class	–	(9,945,072)	–	(3,946,809)	–	(493,813)
Institutional Class					–	(5,473,666)
W Class					–	(3,711,980)
R Class	–	(83,681)			–	(6,661)
K Class	–	(2,441)			–	(1,018)

Total distributions	–	(46,892,111)	–	(21,067,239)	–	(54,648,057)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	187,266,438	381,055,621	23,727,190	110,775,913	85,360,549	97,436,393
Service Class	75,940,884	89,761,830	14,624,441	17,935,958	28,555,840	51,231,360
Consultant Class	(39,363,637)	(135,763,968)	(6,855,178)	(18,324,406)	5,685,260	(8,748,050)
Institutional Class					19,972,402	53,920,359
W Class					15,793,886	17,768,275
R Class	1,956,161	7,327,956			257,961	464,210
K Class	548,036	678,840			710,711	53,217
Shareholder redemption fees
Investment Class	237,636	362,150	40,782	107,082	126,576	337,593
Service Class	589,143	10,320	7,878	17,510	25,018	93,476
Consultant Class	26,037	59,471	6,757	13,014	1,146	2,306
R Class	9	–			–	–
K Class	686	–			–	–

Net increase (decrease) in net assets from capital share transactions	227,201,393	343,492,220	31,551,870	110,525,071	156,489,349	212,559,139

NET INCREASE (DECREASE) IN NET ASSETS	485,293,237	(1,327,089,912)	156,497,792	(337,226,573)	452,307,554	(1,322,842,591)
NET ASSETS:
Beginning of period	3,051,137,011	4,378,226,923	586,360,426	923,586,999	3,460,522,466	4,783,365,057

End of period	$3,536,430,248	$3,051,137,011	$742,858,218	$586,360,426	$3,912,830,020	$3,460,522,466

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$5,290,437	$2,818,426	$(619,336)	$(217,066)	$(2,838,548)	$(1,390,524)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 115

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,446,616)	$(787,962)	$27,239,180	$75,309,212	$126,106	$105,812
Net realized gain (loss) on investments and foreign currency	(137,496,894)	(35,335,315)	(131,183,231)	(85,073,024)	(5,557,939)	(15,159,845)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	527,616,289	(1,442,070,890)	189,676,533	(1,707,650,904)	23,605,649	(30,870,366)

Net increase (decrease) in net assets from investment operations	386,672,779	(1,478,194,167)	85,732,482	(1,717,414,716)	18,173,816	(45,924,399)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(21,591,433)	(71,303,589)	–	–
Service Class	–	–	(1,291,213)	(3,639,268)	–	–
Consultant Class			(1,306,796)	(2,264,372)	–	–
Institutional Class	–	–	(1,818,592)	(5,063,006)
W Class			(538,538)	(3,116,039)
R Class	–	–	(16,395)	(28,532)	–	–
K Class	–	–	(211,709)	(224,243)	–	–
Net realized gain on investments and foreign currency
Investment Class	–	(1,857,489)	–	(1,225,833)	–	(150,338)
Service Class	–	(53,470,563)	–	(79,203)	–	(2,324,338)
Consultant Class			–	(167,946)	–	(165,603)
Institutional Class	–	(15,527,427)	–	(84,400)
W Class			–	(31,754)
R Class	–	(2,930)	–	(1,343)	–	(2,463)
K Class	–	(1,307)	–	(7,849)	–	(2,464)

Total distributions	–	(70,859,716)	(26,774,676)	(87,237,377)	–	(2,645,206)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(1,895,063)	68,103,790	(48,445,494)	(260,867,768)	265,946	(282,167)
Service Class	(175,035,706)	(289,934,048)	22,255,926	(20,757,447)	20,663,105	17,369,900
Consultant Class			(32,212,085)	(108,765,485)	34,413	785,193
Institutional Class	35,898,941	22,960,668	10,911,761	18,424,027
W Class			(20,778,564)	(124,452,298)
R Class	643,105	29,057	887,162	2,983,625	67,500	102,463
K Class	118,842	49,503	36,397,645	18,172,213	50,063	102,481
Shareholder redemption fees
Investment Class	10,193	23,963	162,534	393,188	–	–
Service Class	182,586	133,537	278,375	451,899	9,188	10,773
Consultant Class			18,043	36,526	1,526	3,417
R Class	2	–	–	–	–	–

Net increase (decrease) in net assets from capital share transactions	(140,077,100)	(198,633,530)	(30,524,697)	(474,381,520)	21,091,741	18,092,060

NET INCREASE (DECREASE) IN NET ASSETS	246,595,679	(1,747,687,413)	28,433,109	(2,279,033,613)	39,265,557	(30,477,545)
NET ASSETS:
Beginning of period	2,488,194,419	4,235,881,832	3,360,343,019	5,639,376,632	88,786,860	119,264,405

End of period	$2,734,790,098	$2,488,194,419	$3,388,776,128	$3,360,343,019	$128,052,417	$88,786,860

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(16,178,721)	$(12,732,104)	$46,578,458	$46,113,954	$390,549	$264,443

116 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,535,224)	$10,245,358	$3,415,588	$6,692,362	$(1,225,717)	$(2,893,793)
Net realized gain (loss) on investments and foreign currency	(145,305,455)	(84,728,386)	707,478	(11,113,882)	(94,125,661)	(54,618,165)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	345,767,829	(888,512,442)	56,610,794	(110,190,095)	222,578,105	(403,552,866)

Net increase (decrease) in net assets from investment operations	198,927,150	(962,995,470)	60,733,860	(114,611,615)	127,226,727	(461,064,824)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(5,075,652)	–	(4,347,676)	–	–
Service Class	–	(1,050,627)	–	(68,715)	–	–
Consultant Class	–	–	–	(13,101)	–	–
Institutional Class	–	(3,488,810)	–	(2,355,040)	–	–
R Class	–	(655)			–	–
K Class	–	(163)			–	–
Net realized gain on investments and foreign currency
Investment Class	–	(34,232,879)	–	(15,457,809)	–	–
Service Class	–	(9,392,220)	–	(261,068)	–	–
Consultant Class	–	(271,289)	–	(572,835)	–	–
Institutional Class	–	(18,309,532)	–	(7,729,865)	–	–
R Class	–	(6,063)			–	–
K Class	–	(1,475)			–	–

Total distributions	–	(71,829,365)	–	(30,806,109)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(27,050,353)	(359,296,669)	197,336,940	25,158,441	2,893,503	14,112,044
Service Class	18,071,506	17,148,289	15,749,204	7,787,357	74,647,385	427,404,422
Consultant Class	(309,575)	884,215	1,155,787	(749,516)	1,865,742	9,694,459
Institutional Class	27,496,490	250,846,422	15,908,522	51,078,984	(8,354,008)	(1,551,339)
R Class	(11,521)	2,461			303,834	359,023
K Class	44,125	44,928			617,017	1,446,184
Shareholder redemption fees
Investment Class	54,566	96,811	143,758	41,696	6,911	6,521
Service Class	86,182	51,654	5,713	3,503	212,580	628,156
Consultant Class	158	1,329	1,345	3,598	9,598	7,790
R Class	–	–			329	530

Net increase (decrease) in net assets from capital share transactions	18,381,578	(90,220,560)	230,301,269	83,324,063	72,202,891	452,107,790

NET INCREASE (DECREASE) IN NET ASSETS	217,308,728	(1,125,045,395)	291,035,129	(62,093,661)	199,429,618	(8,957,034)
NET ASSETS:
Beginning of period	1,059,533,830	2,184,579,225	499,406,561	561,500,222	855,433,579	864,390,613

End of period	$1,276,842,558	$1,059,533,830	$790,441,690	$499,406,561	$1,054,863,197	$855,433,579

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,405,242)	$129,982	$3,415,588	$–	$(1,230,979)	$(5,262)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 117

Statements of Changes in Net Assets

	Royce Value Plus Fund		Royce 100 Fund		Royce Discovery Fund

	Six months ended		Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$3,109,689	$(13,404,858)	$(110,640)	$(23,531)	$(3,200)	$(7,225)
Net realized gain (loss) on investments and foreign currency	(243,783,780)	(159,096,016)	(2,549,614)	(1,452,326)	(331,116)	(263,982)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	562,170,622	(1,164,037,413)	12,618,338	(16,642,391)	564,308	(1,092,029)

Net increase (decrease) in net assets from investment operations	321,496,531	(1,336,538,287)	9,958,084	(18,118,248)	229,992	(1,363,236)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–
Institutional Class	–	–
R Class	–	–	–	–
K Class	–	–	–	–
Net realized gain on investments and foreign currency
Investment Class	–	(2,470,975)	–	(231,771)
Service Class	–	(36,472,282)	–	(625,590)	–	(184,460)
Consultant Class	–	(586,233)
Institutional Class	–	(2,848,873)
R Class	–	(7,653)	–	(874)
K Class	–	(905)	–	(1,180)

Total distributions	–	(42,386,921)	–	(859,415)	–	(184,460)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	21,914,644	102,839,374	5,471,667	10,696,770
Service Class	61,251,128	250,105,200	38,797,077	31,819,959	(59,446)	(32,175)
Consultant Class	(2,289,199)	(1,049,159)
Institutional Class	28,658,880	79,343,121
R Class	(116,068)	454,846	169	100,874
K Class	702,738	50,755	80,675	124,654
Shareholder redemption fees
Investment Class	12,456	30,251	–	–
Service Class	285,625	496,765	15,939	35,018	–	268
Consultant Class	3,652	9,342

Net increase (decrease) in net assets from capital share transactions	110,423,856	432,280,495	44,365,527	42,777,275	(59,446)	(31,907)

NET INCREASE (DECREASE) IN NET ASSETS	431,920,387	(946,644,713)	54,323,611	23,799,612	170,546	(1,579,603)
NET ASSETS:
Beginning of period	2,001,508,358	2,948,153,071	59,794,700	35,995,088	2,331,695	3,911,298

End of period	$2,433,428,745	$2,001,508,358	$114,118,311	$59,794,700	$2,502,241	$2,331,695

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$2,447,560	$(662,129)	$(65,770)	$44,870	$(3,200)	$–

118 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

					Royce European Smaller-
	Royce Financial Services Fund		Royce Dividend Value Fund		Companies Fund

	Six months ended		Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$66,666	$144,513	$70,881	$124,382	$67,800	$165,869
Net realized gain (loss) on investments and foreign currency	(1,031,970)	(267,159)	(504,936)	(296,528)	(1,135,754)	(1,484,236)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,215,544	(4,379,138)	1,596,582	(2,296,540)	1,868,161	(2,689,442)

Net increase (decrease) in net assets from investment operations	1,250,240	(4,501,784)	1,162,527	(2,468,686)	800,207	(4,007,809)

DISTRIBUTIONS:
Net investment income
Investment Class			(24,937)	(41,209)
Service Class	–	(119,843)	(55,085)	(84,725)	–	(175,631)
Net realized gain on investments and foreign currency
Investment Class			–	(1,739)
Service Class	–	(57,862)	–	(4,635)	–	–

Total distributions	–	(177,705)	(80,022)	(132,308)	–	(175,631)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			1,524,232	803,330
Service Class	1,247,193	9,572,344	2,012,694	2,870,266	(321,050)	(1,247,527)
Shareholder redemption fees
Investment Class			741	542
Service Class	14,071	10,181	677	1,117	396	5,059

Net increase (decrease) in net assets from capital share transactions	1,261,264	9,582,525	3,538,344	3,675,255	(320,654)	(1,242,468)

NET INCREASE (DECREASE) IN NET ASSETS	2,511,504	4,903,036	4,620,849	1,074,261	479,553	(5,425,908)
NET ASSETS:
Beginning of period	9,553,333	4,650,297	6,752,517	5,678,256	4,043,540	9,469,448

End of period	$12,064,837	$9,553,333	$11,373,366	$6,752,517	$4,523,093	$4,043,540

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$107,903	$41,236	$41,667	$50,808	$65,867	$(1,933)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 119

Statements of Changes in Net Assets

					Royce International Smaller-
	Royce Global Value Fund		Royce SMid-Cap Value Fund		Companies Fund

	Six months ended		Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08*
INVESTMENT OPERATIONS:
Net investment income (loss)	$199,497	$550,863	$(7,253)	$23,557	$11,339	$(3,870)
Net realized gain (loss) on investments and foreign currency	(5,542,666)	(7,090,164)	(3,139,883)	(4,522,091)	(37,568)	2,084
Net change in unrealized appreciation (depreciation) on investments and foreign currency	11,546,973	(19,663,821)	2,543,764	(2,483,776)	422,747	(594,176)

Net increase (decrease) in net assets from investment operations	6,203,804	(26,203,122)	(603,372)	(6,982,310)	396,518	(595,962)

DISTRIBUTIONS:
Net investment income
Service Class	–	(124,489)	–	(10,890)	–	–
Net realized gain on investments and foreign currency
Service Class	–	(1,441)	–	–	–	–

Total distributions	–	(125,930)	–	(10,890)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	(972,650)	37,356,376	(6,409,104)	19,653,492	2,855,428	2,556,170
Shareholder redemption fees
Service Class	31,265	136,353	7,060	19,727	–	–

Net increase (decrease) in net assets from capital share transactions	(941,385)	37,492,729	(6,402,044)	19,673,219	2,855,428	2,556,170

NET INCREASE (DECREASE) IN NET ASSETS	5,262,419	11,163,677	(7,005,416)	12,680,019	3,251,946	1,960,208
NET ASSETS:
Beginning of period	31,040,015	19,876,338	14,059,089	1,379,070	1,960,208	–

End of period	$36,302,434	$31,040,015	$7,053,673	$14,059,089	$5,212,154	$1,960,208

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$178,421	$(21,076)	$5,609	$12,862	$10,597	$(742)

*	The Fund commenced operations on July 1, 2008.

120 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Focus
	Value Fund	Royce Partners Fund

	Period ended	Period ended
	6/30/09*	6/30/09**
INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,240)	$(1,719)
Net realized gain (loss) on investments and foreign currency	71,182	(1,673)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	395,045	32,509

Net increase (decrease) in net assets from investment operations	462,987	29,117

DISTRIBUTIONS:
Net investment income
Service Class	–	–
Net realized gain on investments and foreign currency
Service Class	–	–

Total distributions	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	2,319,172	1,148,183

Net increase (decrease) in net assets from capital share transactions	2,319,172	1,148,183

NET INCREASE (DECREASE) IN NET ASSETS	2,782,159	1,177,300
NET ASSETS:
Beginning of period	–	–

End of period	$2,782,159	$1,177,300

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(3,240)	$(1,719)

*	The Fund commenced operations on March 2, 2009.
**	The Fund commenced operations on April 28, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 121

Statements of Operations	Six Months Ended June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$19,254,491	$4,255,088	$11,887,095	$12,233,734	$46,092,083	$863,275	$4,583,179
Affiliated Companies	171,245	373,146	6,407,683	1,235,747	749,054	–	–
Interest	60,305	26,696	109,909	63,648	385,378	1,436	150,109
Securities lending	427,436	186,302	374,023	351,401	160,184	27,580	385,230
Total income	19,913,477	4,841,232	18,778,710	13,884,530	47,386,699	892,291	5,118,518
Expenses:
Investment advisory fees	11,406,899	3,899,910	16,587,430	13,855,025	15,346,310	479,676	5,300,788
Distribution fees	3,141,182	543,814	422,344	2,239,702	1,801,671	130,003	249,179
Shareholder servicing	1,529,896	380,034	1,660,790	1,369,302	1,626,617	72,954	632,113
Shareholder reports	712,609	231,423	856,522	664,427	676,546	53,817	211,783
Administrative and office facilities	239,461	47,220	272,255	200,753	263,082	6,881	85,774
Custody	149,332	70,124	142,792	128,680	138,532	24,410	56,754
Trustees’ fees	66,550	13,000	74,763	55,804	69,636	2,060	22,566
Registration	59,514	32,763	49,677	27,448	48,522	21,554	33,454
Legal	37,217	7,472	42,452	31,675	41,898	1,049	14,044
Audit	35,268	17,500	27,500	27,500	32,500	10,000	17,500
Other expenses	89,973	21,128	97,627	73,236	103,814	5,361	38,439
Total expenses	17,467,901	5,264,388	20,234,152	18,673,552	20,149,128	807,765	6,662,394
Compensating balance credits	(4)	–	(1)	(1)	–	(1)	(5)
Fees waived by distributor	(1,161)	–	(224)	(223,977)	(297)	(295)	(195)
Expenses reimbursed by investment adviser	(25,270)	(20,886)	(7,193)	(1,118,428)	(1,312)	(41,284)	(8,452)
Net expenses	17,441,466	5,243,502	20,226,734	17,331,146	20,147,519	766,185	6,653,742
Net investment income (loss)	2,472,011	(402,270)	(1,448,024)	(3,446,616)	27,239,180	126,106	(1,535,224)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	(141,956,476)	(29,183,482)	30,028,552	(71,148,854)	(126,768,920)	(5,561,971)	(140,807,694)
Investments in Affiliated Companies	(7,493,718)	(2,228,662)	(24,190,364)	(66,439,891)	(4,408,794)	–	(4,494,055)
Foreign currency transactions	3,878	(1,229)	18,139	91,851	(5,517)	4,032	(3,706)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	405,080,447	156,744,172	291,431,515	527,617,978	189,677,445	23,605,928	345,767,402
Other assets and liabilities denominated in foreign currency	(14,298)	17,393	(21,613)	(1,689)	(912)	(279)	427
Net realized and unrealized gain (loss) on investments and foreign currency	255,619,833	125,348,192	297,266,229	390,119,395	58,493,302	18,047,710	200,462,374
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$258,091,844	$124,945,922	$295,818,205	$386,672,779	$85,732,482	$18,173,816	$198,927,150
122 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Special Equity	Value	Value Plus	100	Discovery	Financial	Dividend
	Fund	Fund	Fund	Fund	Fund	Services Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$3,302,618	$4,982,936	$16,479,397	$411,759	$13,458	$137,257	$128,310
Affiliated Companies	3,445,556	150,982	690,919	–	–	–	–
Interest	76,130	21,793	73,819	4,428	82	309	316
Securities lending	6,232	15,826	780,217	–	–	–	–
Total income	6,830,536	5,171,537	18,024,352	416,187	13,540	137,566	128,626
Expenses:
Investment advisory fees	2,910,040	4,431,459	10,238,641	366,788	11,232	47,570	40,784
Distribution fees	75,537	1,000,887	2,285,177	71,053	2,808	11,892	7,118
Shareholder servicing	221,690	556,502	1,392,041	64,876	13,051	17,078	13,719
Shareholder reports	76,894	194,018	537,397	19,344	1,127	5,545	3,589
Administrative and office facilities	39,564	66,946	161,755	4,553	181	675	536
Custody	32,182	41,614	100,534	6,229	2,206	11,041	4,056
Trustees’ fees	12,530	19,494	45,013	1,544	49	211	174
Registration	23,665	41,723	49,646	19,109	7,328	8,898	12,782
Legal	5,865	10,204	25,159	651	29	97	78
Audit	17,500	17,500	27,500	10,000	5,500	5,500	10,000
Other expenses	13,626	23,915	59,830	3,850	1,166	1,370	1,719
Total expenses	3,429,093	6,404,262	14,922,693	567,997	44,677	109,877	94,555
Compensating balance credits	(181)	(9)	(9)	(11)	–	–	–
Fees waived by investment adviser and distributor	–	(2,476)	(542)	(3,122)	(11,232)	(38,977)	(33,608)
Expenses reimbursed by investment adviser	(13,964)	(4,523)	(7,479)	(38,037)	(16,705)	–	(3,202)
Net expenses	3,414,948	6,397,254	14,914,663	526,827	16,740	70,900	57,745
Net investment income (loss)	3,415,588	(1,225,717)	3,109,689	(110,640)	(3,200)	66,666	70,881
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	(742,606)	(84,980,129)	(170,266,465)	(2,550,046)	(331,116)	(1,033,593)	(501,117)
Investments in Affiliated Companies	1,450,084	(9,179,649)	(73,531,961)	–	–	–	–
Foreign currency transactions	–	34,117	14,646	432	–	1,623	(3,819)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	56,610,794	222,577,559	562,180,701	12,619,266	564,308	2,215,028	1,596,579
Other assets and liabilities denominated in foreign currency	–	546	(10,079)	(928)	–	516	3
Net realized and unrealized gain (loss) on investments and foreign currency	57,318,272	128,452,444	318,386,842	10,068,724	233,192	1,183,574	1,091,646
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$60,733,860	$127,226,727	$321,496,531	$9,958,084	$229,992	$1,250,240	$1,162,527

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 123

Statements of Operations	Six Months Ended June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Global	SMid-Cap	International Smaller-	Focus Value	Partners
	Companies Fund	Value Fund	Value Fund	Companies Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$100,414	$458,878	$60,302	$31,883	$6,427	$1,169
Interest	99	650	322	161	33	52
Total income	100,513	459,528	60,624	32,044	6,460	1,221
Expenses:
Investment advisory fees	24,191	192,280	45,541	15,310	6,508	1,973
Distribution fees	4,838	38,456	11,385	3,062	1,627	493
Shareholder servicing	13,718	26,979	11,495	4,070	3,087	928
Shareholder reports	1,651	5,078	1,984	600	160	17
Administrative and office facilities	338	2,377	863	143	35	1
Custody	12,300	14,788	4,222	11,525	2,888	1,769
Trustees’ fees	83	683	233	47	25	5
Registration	8,807	12,124	10,249	4,845	3,388	1,598
Legal	57	356	121	18	3,078	1,924
Audit	5,500	6,500	5,500	5,500	4,400	3,667
Other expenses	1,307	2,015	392	964	452	508
Total expenses	72,790	301,636	91,985	46,084	25,648	12,883
Compensating balance credits	–	–	–	–	(19)	(11)
Fees waived by investment adviser and distributor	(24,191)	(41,605)	(24,108)	(18,372)	(8,135)	(2,466)
Expenses reimbursed by investment adviser	(15,886)	–	–	(7,007)	(7,794)	(7,466)
Net expenses	32,713	260,031	67,877	20,705	9,700	2,940
Net investment income (loss)	67,800	199,497	(7,253)	11,339	(3,240)	(1,719)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(1,137,899)	(5,540,366)	(3,139,919)	(41,213)	72,271	(1,719)
Foreign currency transactions	2,145	(2,300)	36	3,645	(1,089)	46
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	1,867,766	11,548,843	2,543,839	422,030	395,070	32,511
Other assets and liabilities denominated in foreign currency	395	(1,870)	(75)	717	(25)	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	732,407	6,004,307	(596,119)	385,179	466,227	30,836
NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$800,207	$6,203,804	$(603,372)	$396,518	$462,987	$29,117

124 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
†2009	$6.94	$0.01	$0.56	$0.57	$–	$–	$–	$–	$7.51	8.21	%#	$2,665,377	0.96	%*	0.96	%*	0.96	%*	0.36%*	11%
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	(0.11)	–	6.94	(34.78)		2,293.526	0.90		0.89		0.89		0.55	36
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75		3,157,742	0.89		0.88		0.88		0.44	43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78		2,867,562	0.88		0.87		0.87		0.39	38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50		1,864,481	0.90		0.90		0.90		0.49	26
2004	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23		1,243,059	0.89		0.89		0.89		(0.20)	32

Royce Pennsylvania Mutual Fund – Service Class(a)
†2009	$6.90	$0.00	$0.57	$0.57	$–	$–	$–	$0.02	$7.49	8.55	%#	$225,016	1.24	%*	1.24	%*	1.24	%*	0.09%*	11%
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	(0.10)	–	6.90	(35.00)		115,959	1.11		1.11		1.11		0.41	36
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56		55,478	1.10		1.09		1.09		0.24	43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49		40,049	1.16		1.16		1.14		0.30	38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27	#	104	26.06	*	26.06	*	1.14	*	1.32 *	26

Royce Pennsylvania Mutual Fund – Consultant Class
†2009	$6.40	$(0.02)	$0.52	$0.50	$–	$–	$–	$–	$6.90	7.81	%#	$637,028	1.89	%*	1.89	%*	1.89	%*	(0.57)%*	11%
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	(0.10)	–	6.40	(35.52)		635,688	1.88		1.87		1.87		(0.46)	36
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73		1,164,136	1.89		1.88		1.88		(0.55)	43
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71		1,163,265	1.87		1.86		1.86		(0.61)	38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32		904,160	1.89		1.89		1.88		(0.52)	26
2004	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14		753,388	1.89		1.89		1.89		(1.20)	32

Royce Pennsylvania Mutual Fund – R Class(b)
†2009	$6.87	$(0.02)	$0.56	$0.54	$–	$–	$–	$–	$7.41	7.86	%#	$7,643	2.66	%*	2.66	%*	1.84	%*	(0.52)%*	11%
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	(0.10)	–	6.87	(35.28)		5,270	1.58		1.57		1.57		(0.03)	36
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91	)#	871	7.52	*	7.50	*	1.74	*	(0.42)*	43

Royce Pennsylvania Mutual Fund – K Class(c)
†2009	$6.34	$(0.01)	$0.52	$0.51	$–	$–	$–	$–	$6.85	8.04	%#	$1,366	2.16	%*	2.16	%*	1.59	%*	(0.26)%*	11%
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	(0.10)	–	6.34	(35.53	)#	694	12.12	*	12.12	*	1.59	*	0.13 *	36

Royce Micro-Cap Fund – Investment Class
†2009	$8.93	$0.00	$1.93	$1.93	$–	$–	$–	$–	$10.86	21.61	%#	$575,163	1.60	%*	1.60	%*	1.60	%*	0.01%*	21%
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	(0.33)	–	8.93	(40.94)		455,077	1.52		1.51		1.51		0.89	43
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07		693,320	1.46		1.46		1.46		(0.06)	49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31		682,513	1.44		1.43		1.43		(0.31)	42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50		497,917	1.49		1.49		1.48		(0.72)	31
2004	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78		473,248	1.56		1.56		1.47		(0.94)	44

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 125

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Service Class
†2009	$8.87	$0.00	$1.91	$1.91	$–	$–	$–	$–	$10.78	21.53	%#	$52,356	1.77	%*	1.77	%*	1.66	%*	0.01%*	21%
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	(0.33)	0.01	8.87	(40.98)		28,245	1.79		1.78		1.66		0.58	43
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90		27,224	1.72		1.71		1.66		(0.21)	49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02		7,521	1.93		1.93		1.66		(0.50)	42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39		2,742	2.75		2.75		1.49		(0.72)	31
2004	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73		1,152	3.07		3.07		1.49		(1.06)	44

Royce Micro-Cap Fund – Consultant Class
†2009	$8.14	$(0.04)	$1.75	$1.71	$–	$–	$–	$–	$9.85	21.01	%#	$115,339	2.48	%*	2.48	%*	2.48	%*	(0.89)%*	21%
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	(0.33)	–	8.14	(41.46)		103,038	2.45		2.45		2.45		0.02	43
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01		203,044	2.45		2.45		2.45		(1.06)	49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10		221,411	2.44		2.42		2.42		(1.30)	42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37		173,017	2.49		2.49		2.49		(1.72)	31
2004	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62		169,813	2.56		2.56		2.47		(1.94)	44

Royce Premier Fund – Investment Class
†2009	$12.24	$(0.00)	$1.09	$1.09	$–	$–	$–	$–	$13.33	8.91	%#	$2,938,856	1.19	%*	1.19	%*	1.19	%*	(0.08)%*	6%
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	(0.20)	–	12.24	(28.29)		2,634,045	1.13		1.12		1.12		0.15	11
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73		3,702,043	1.10		1.10		1.10		0.29	21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81		3,628,842	1.10		1.09		1.09		0.18	13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07		3,382,086	1.13		1.13		1.13		(0.09)	20
2004	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82		2,975,348	1.14		1.14		1.14		(0.43)	24

Royce Premier Fund – Service Class
†2009	$12.14	$(0.02)	$1.08	$1.06	$–	$–	$–	$–	$13.20	8.73	%#	$259,735	1.48	%*	1.48	%*	1.48	%*	(0.37)%*	6%
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	(0.20)	0.01	12.14	(28.41)		209,647	1.37		1.37		1.34		(0.06)	11
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56		246,313	1.38		1.38		1.29		0.12	21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61		193,860	1.38		1.38		1.29		(0.01)	13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86		135,927	1.37		1.37		1.29		(0.24)	20
2004	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52		69,759	1.39		1.39		1.29		(0.57)	24

Royce Premier Fund – Consultant Class
†2009	$11.55	$(0.06)	$1.03	$0.97	$–	$–	$–	$–	$12.52	8.40	%#	$37,073	2.18	%*	2.18	%*	2.18	%*	(1.07)%*	6%
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	(0.20)	–	11.55	(29.04)		28,977	2.12		2.11		2.11		(0.84)	11
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60		51,700	2.10		2.09		2.09		(0.70)	21
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74		50,862	2.12		2.11		2.11		(0.83)	13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88		47,310	2.17		2.17		2.17		(1.12)	20
2004	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27		26,805	2.35		2.35		2.35		(1.59)	24

126 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Premier Fund – Institutional Class
†2009	$12.30	$0.00	$1.10	$1.10	$–	$–	$–	$–	$13.40	8.94	%#	$404,663	1.05	%*	1.05	%*	1.05	%*	0.06	%*	6%
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	(0.20)	–	12.30	(28.19)		352,804	1.01		1.01		1.01		0.27		11
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86		450,492	1.01		1.00		1.00		0.40		21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88		355,293	1.01		1.00		1.00		0.27		13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17		235,886	1.02		1.02		1.02		0.04		20
2004	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96		104,497	1.06		1.06		1.04		(0.30)		24

Royce Premier Fund – W Class(d)
†2009	$12.25	$0.00	$1.10	$1.10	$–	$–	$–	$–	$13.35	8.98	%#	$271,002	1.09	%*	1.09	%*	1.09	%*	0.02	%*	6%
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	(0.20)	–	12.25	(28.23)		234,618	1.04		1.04		1.04		0.23		11
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72		332,720	1.05		1.05		1.05		0.34		21
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82		299,129	1.08		1.07		1.07		0.20		13
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25	#	283,095	1.04	*	1.04	*	1.04	*	0.06	*	20

Royce Premier Fund – R Class(b)
†2009	$12.15	$(0.04)	$1.07	$1.03	$–	$–	$–	$–	$13.18	8.48	%#	$720	3.18	%*	3.18	%*	1.84	%*	0.72	%*	6%
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	(0.20)	–	12.15	(28.81)		396	3.97		3.97		1.84		(0.54)		11
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67	)#	97	14.23	*	14.23	*	1.74	*	(0.18	)*	21

Royce Premier Fund – K Class(c)
†2009	$6.44	$(0.01)	$0.56	$0.55	$–	$–	$–	$–	$6.99	8.54	%#	$781	6.07	%*	6.07	%*	1.59	%*	(0.37	)%*	6%
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	(0.20)	–	6.44	(33.51	)*	35	35.36	*	35.36	*	1.59	*	(0.38	)*	11

Royce Low-Priced Stock Fund – Investment Class(e)
†2009	$9.17	$(0.00)	$1.56	$1.56	$–	$–	$–	$–	$10.73	17.01	%#	$75,287	1.30	%*	1.30	%*	1.24	%*	(0.09	)%*	10%
2008	14.75	(0.03)	(5.35)	(5.32)	–	(0.27)	(0.27)	0.01	9.17	(35.77)		65,004	1.24		1.24		1.24		0.29		39
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15	#	29,260	2.11	*	2.12	*	1.24	*	0.44	*	30

Royce Low-Priced Stock Fund – Service Class
†2009	$9.16	$(0.02)	$1.56	$1.54	$–	$–	$–	$–	$10.70	16.81	%#	$1,974,659	1.63	%*	1.63	%*	1.49	%*	(0.34	)%*	10%
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	(0.27)	–	9.16	(35.97)		1,870,016	1.56		1.55		1.49		(0.10)		39
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32		3,337,488	1.53		1.53		1.49		(0.16)		30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97		4,065,946	1.51		1.51		1.46		(0.37)		27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66		3,909,389	1.54		1.54		1.49		(0.68)		21
2004	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64		4,769,417	1.71		1.71		1.49		(1.00)		26

Royce Low-Priced Stock Fund – Institutional Class(f)
†2009	$9.18	$(0.01)	$1.56	$1.55	$–	$–	$–	$–	$10.73	16.88	%#	$683,931	1.27	%*	1.27	%*	1.27	%*	(0.12	)%*	10%
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	(0.27)	–	9.18	(35.75)		553,070	1.18		1.18		1.18		0.22		39
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61		869,042	1.22		1.22		1.22		0.12		30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94	#	608,092	1.20	*	1.19	*	1.19	*	0.02	*	27

Royce Low-Priced Stock Fund – R Class(b)
†2009	$9.11	$(0.04)	$1.56	$1.52	$–	$–	$–	$–	$10.63	16.68	%#	$752	5.43	%*	5.43	%*	1.84	%*	(0.77	)%*	10%
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	(0.27)	–	9.11	(36.22)		74	10.95		10.94		1.84		(0.42)		39
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96	)#	92	11.93	*	11.93	*	1.74	*	(0.28	)*	30

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 127

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Low-Priced Stock Fund – K Class(c)
†2009	$5.95	$(0.01)	$1.01	$1.00	$–	$–	$–	$–	$6.95	16.81	%#	$161	16.77	%*	16.77	%*	1.59	%*	(0.49	)%*	10%
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	(0.27)	–	5.95	(37.47	)#	30	40.19	*	40.19	*	1.59	*	(0.19	)*	39

Royce Total Return Fund – Investment Class
†2009	$8.70	$0.08	$0.20	$0.28	$(0.08)	$–	$(0.08)	$–	$8.90	3.30	%#	$2,570,212	1.19	%*	1.19	%*	1.19	%*	1.84	%*	8%
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	(0.23)	–	8.70	(31.17)		2,577,031	1.12		1.12		1.12		1.69		25
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39		4,214,156	1.08		1.08		1.08		1.29		27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54		4,438,964	1.09		1.09		1.09		1.31		25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23		4,258,135	1.12		1.12		1.12		1.13		24
2004	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52		3,738,851	1.15		1.15		1.15		1.08		22

Royce Total Return Fund – Service Class
†2009	$8.67	$0.07	$0.20	$0.27	$(0.07)	$–	$(0.07)	$0.01	$8.88	3.30	%#	$183,732	1.42	%*	1.42	%*	1.42	%*	1.62	%*	8%
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	(0.18)	0.02	8.67	(31.17)		155,644	1.37		1.37		1.34		1.49		25
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20		268,562	1.39		1.39		1.29		1.09		27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32		371,755	1.34		1.34		1.29		1.12		25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07		315,602	1.36		1.36		1.29		0.98		24
2004	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38		261,212	1.38		1.38		1.29		0.95		22

Royce Total Return Fund – Consultant Class
†2009	$8.76	$0.04	$0.21	$0.25	$(0.04)	$–	$(0.04)	$–	$8.97	2.87	%#	$325,706	2.12	%*	2.12	%*	2.12	%*	0.90	%*	8%
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	(0.05)	–	8.76	(31.83)		354,384	2.09		2.08		2.08		0.71		25
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35		648,191	2.08		2.07		2.07		0.30		27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45		689,311	2.07		2.06		2.06		0.34		25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18		606,618	2.10		2.10		2.10		0.17		24
2004	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35		501,635	2.13		2.13		2.13		0.10		22

Royce Total Return Fund – Institutional Class
†2009	$8.70	$0.08	$0.20	$0.28	$(0.08)	$–	$(0.08)	$–	$8.90	3.38	%#	$207,183	1.05	%*	1.05	%*	1.05	%*	1.99	%*	8%
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	(0.26)	–	8.70	(31.09)		191,014	1.00		0.99		0.99		1.82		25
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52		257,066	0.99		0.99		0.99		1.38		27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62		282,295	1.00		0.99		0.99		1.42		25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31		214,275	1.00		1.00		1.00		1.30		24
2004	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78		124,286	1.04		1.04		1.04		1.20		22

Royce Total Return Fund – W Class(d)
†2009	$8.71	$0.08	$0.20	$0.28	$(0.07)	$–	$(0.07)	$–	$8.92	3.34	%#	$45,235	1.14	%*	1.14	%*	1.14	%*	1.87	%*	8%
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	(0.24)	–	8.71	(31.18)		65,260	1.08		1.08		1.08		1.66		25
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49		250,178	1.06		1.06		1.06		1.31		27
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54		220,716	1.10		1.09		1.09		1.33		25
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68	#	144,506	1.06	*	1.06	*	1.06	*	1.38	*	24

Royce Total Return Fund – R Class(b)
†2009	$8.74	$0.05	$0.20	$0.25	$(0.05)	$–	$(0.05)	$–	$8.94	2.91	%#	$3,921	1.95	%*	1.95	%*	1.84	%*	1.20	%*	8%
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	(0.11)	–	8.74	(31.67)		2,946	2.03		2.02		1.84		1.10		25
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15	)#	1,224	6.15	*	6.14	*	1.74	*	0.78	*	27

128 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee		Income (Loss) to Average	Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits		Waivers		Waivers		Net Assets	Rate

Royce Total Return Fund – K Class(g)
†2009	$6.81	$0.05	$0.16	$0.21	$(0.05)	$–	$(0.05)	$–	$6.97	3.12	%#	$52,787	1.47	%*	1.47	%*	1.47	%*	1.64%*	8%
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	(0.14)	–	6.81	(30.56	)#	14,064	1.46	*	1.46	*	1.46	*	1.81 *	25

Royce Heritage Fund – Investment Class(e)
†2009	$7.97	$0.03	$1.51	$1.54	$–	$–	$–	$–	$9.51	19.32	%#	$6,895	2.18	%*	2.18	%*	1.24	%*	0.62%*	36%
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	(0.25)	–	7.97	(36.07)%		5,522	1.39		1.38		1.24		0.40	128
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64	#	8,884	3.33	*	3.33	*	1.24	*	(0.06)*	138

Royce Heritage Fund – Service Class
†2009	$7.95	$0.01	$1.51	$1.52	$–	$–	$–	$–	$9.47	19.12	%#	$115,423	1.57	%*	1.57	%*	1.57	%*	0.29%*	36%
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	(0.25)	–	7.95	(36.22)		78,526	1.50		1.49		1.49		0.14	128
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20		103,652	1.42		1.42		1.27		(0.10)	138
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62		95,349	1.48		1.47		1.32		(0.05)	98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74		58,905	1.58		1.58		1.43		(0.44)	142
2004	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35		52,891	1.55		1.55		1.49		(0.95)	86

Royce Heritage Fund – Consultant Class
†2009	$6.75	$(0.02)	$1.27	$1.25	$–	$–	$–	$–	$8.00	18.52	%#	$5,456	2.75	%*	2.75	%*	2.49	%*	(0.63)%*	36%
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	(0.25)	0.01	6.75	(36.81)		4,609	2.69		2.68		2.49		(0.86)	128
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07		6,728	2.61		2.60		2.49		(1.33)	138
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08		3,879	3.20		3.18		2.49		(1.12)	98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70		2,507	3.99		3.99		2.49		(1.50)	142
2004	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11		1,885	5.21		5.21		2.49		(1.94)	86

Royce Heritage Fund – R Class(c)
†2009	$6.23	$0.00	$1.18	$1.18	$–	$–	$–	$–	$7.41	18.94	%#	$144	13.56	%*	13.56	%*	1.84	%*	0.01%*	36%
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	(0.25)	–	6.23	(35.05	)#	65	19.77	*	19.76	%*	1.84	*	(0.27)%*	128

Royce Heritage Fund – K Class(c)
†2009	$6.24	$0.01	$1.18	$1.19	$–	$–	$–	$–	$7.43	19.07	%#	$134	11.10	%*	11.10	%*	1.59	%*	0.24%*	36%
2008	10.00	(0.00)	(3.51)	(3.51)	–	(0.25)	(0.25)	–	6.24	(34.95	)#	65	19.53	*	19.53	*	1.59	*	(0.02)*	128

Royce Opportunity Fund – Investment Class
†2009	$5.57	$(0.01)	$1.08	$1.07	$–	$–	$–	$–	$6.64	19.21	%#	$655,658	1.28	%*	1.28	%*	1.28	%*	(0.31)%*	21%
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	(0.39)	–	5.57	(45.73)		581,860	1.17		1.17		1.17		0.63	52
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)		1,550,045	1.11		1.10		1.10		0.36	50
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76		1,811,073	1.12		1.11		1.11		(0.05)	47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76		1,490,999	1.14		1.14		1.14		(0.38)	42
2004	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51		1,677,215	1.14		1.14		1.14		(0.55)	47

Royce Opportunity Fund – Service Class
†2009	$5.46	$(0.01)	$1.05	$1.04	$–	$–	$–	$–	$6.50	19.05	%#	$218,681	1.51	%*	1.51	%*	1.51	%*	(0.54)%*	21%
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	(0.38)	–	5.46	(45.76)		162,607	1.41		1.41		1.34		0.40	52
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)		293,012	1.39		1.39		1.29		0.14	50
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51		291,911	1.40		1.40		1.29		(0.20)	47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66		167,369	1.41		1.41		1.29		(0.53)	42
2004	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22		230,068	1.43		1.43		1.29		(0.70)	47
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 129

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Opportunity Fund – Consultant Class(h)
†2009	$5.42	$(0.04)	$1.03	$0.99	$–	$–	$–	$–	$6.41	18.27%#	$5,119	2.56	%*	2.56	%*	2.56	%*	(1.60	)%*	21%
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	(0.34)	–	5.42	(46,40)	4,707	2.48		2.47		2.47		(0.74)		52
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)	7,982	2.48		2.46		2.46		(1.03)		50
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16 #	4,080	3.75	*	3.74	*	2.49	*	(1.24	)*	47

Royce Opportunity Fund – Institutional Class
†2009	$5.60	$(0.00)	$1.08	$1.08	$–	$–	$–	$–	$6.68	19.29%#	$397,250	1.05	%*	1.05	%*	1.05	%*	(0.09	)%*	21%
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	(0.41)	–	5.60	(45.66)	310,272	1.04		1.04		1.04		0.60		52
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)	333,452	1.02		1.02		1.02		0.47		50
2006	12.34	0.00)	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85	248,710	1.04		1.03		1.03		0.03		47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90	199,293	1.05		1.05		1.04		(0.28)		42
2004	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57	193,136	1.06		1.06		1.04		(0.44)		47

Royce Opportunity Fund – R Class(b)
†2009	$5.50	$(0.02)	$1.06	$1.04	$–	$–	$–	$–	$6.54	18.91%#	$63	15.81	%*	15.80	%*	1.84	%*	(0.87	)%*	21%
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	(0.38)	–	5.50	(46.50)	64	18.28		18.27		1.84		(0.04)		52
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77)#	88	14.59	*	14.59	*	1.74	*	(0.92	)*	50

Royce Opportunity Fund – K Class(c)
†2009	$5.11	$(0.02)	$0.99	$0.97	$–	$–	$–	$–	$6.08	18.98%#	$72	28.77	%*	28.75	%*	1.59	%*	(0.62	)%*	21%
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	(0.38)	–	5.11	(44.92)#	24	44.39	*	44.39	*	1.59	*	(0.06	)*	52

Royce Special Equity Fund – Investment Class
†2009	$13.69	$0.08	$1.10	$1.18	$–	$–	$–	$–	$14.87	8.62%#	$556,984	1.18	%*	1.18	%*	1.18	%*	1.16	%*	6%
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	(0.96)	–	13.69	(19.62)	316,558	1.15		1.15		1.15		1.32		27
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74	385,864	1.12		1.11		1.11		0.57		29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00	438,427	1.13		1.13		1.13		0.51		16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)	523,961	1.14		1.14		1.14		0.94		22
2004	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91	856,537	1.15		1.15		1.15		1.02		17

Royce Special Equity Fund – Service Class
†2009	$13.69	$0.05	$1.11	$1.16	$–	$–	$–	$0.01	$14.86	8.55%#	$27,311	1.58	%*	1.58	%*	1.39	%*	0.76	%*	6%
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	(0.94)	0.01	13.69	(19.74)	9,549	1.83		1.82		1.35		1.27		27
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04		2.03		1.35		0.27		29
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	(13.70)	1,200	1.69		1.69		1.35		0.52		16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)	7,606	1.48		1.48		1.35		0.65		22
2004	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66	12,743	1.55		1.55		1.35		0.74		17

Royce Special Equity Fund – Consultant Class
†2009	$13.42	$0.01	$1.06	$1.07	$–	$–	$–	$–	$14.49	7.97%#	$13,555	2.28	%*	2.28	%*	2.28	%*	0.11	%*	6%
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	(0.76)	–	13.42	(20.46)	11,460	2.26		2.26		2.26		0.18		27
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63	15,778	2.20		2.19		2.19		(0.50)		29
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75	17,231	2.23		2.22		2.22		(0.60)		16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)	17,517	2.26		2.26		2.26		(0.15)		22
2004	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66	20,277	2.28		2.28		2.28		(0.09)		17

130 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Special Equity Fund – Institutional Class
†2009	$13.65	$0.09	$1.09	$1.18	$–	$–	$–	$–	$14.83	8.64	%#	$192,592	1.05	%*	1.05	%*	1.05	%*	1.33	%*	6%
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	(0.98)	–	13.65	(19.52)		161,840	1.05		1.05		1.05		1.43		27
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79		157,100	1.04		1.04		1.04		0.64		29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12		147,661	1.05		1.05		1.05		0.58		16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)		154,195	1.05		1.05		1.05		1.08		22
2004	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97		162,819	1.07		1.07		1.07		1.07		17

Royce Value Fund – Investment Class(e)
†2009	$7.00	$(0.00)	$1.08	$1.08	$–	$–	$–	$–	$8.08	15.43	%#	$24,875	1.19	%*	1.19	%*	1.19	%*	(0.02	)%*	21%
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	7.00	(34.09)		18,993	1.16		1.16		1.16		(0.06)		41
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36	#	13,233	1.89	*	1.88	*	1.24	*	0.06	*	67

Royce Value Fund – Service Class
†2009	$7.00	$(0.01)	$1.08	$1.07	$–	$–	$–	$–	$8.07	15.29	%#	$884,223	1.49	%*	1.49	%*	1.49	%*	(0.33	)%*	21%
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	0.01	7.00	(34.21)		704,406	1.45		1.45		1.45		(0.34)		41
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77		663,808	1.43		1.43		1.36		(0.08)		67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76		452,383	1.43		1.42		1.31		(0.15)		41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23		113,451	1.53		1.53		1.28		(0.31)		44
2004	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94		38,713	2.15		2.15		1.49		(0.77)		83

Royce Value Fund – Consultant Class(h)
†2009	$6.85	$(0.04)	$1.06	$1.02	$–	$–	$–	$–	$7.87	14.89	%#	$19,792	2.28	%*	2.28	%*	2.28	%*	(1.11	)%*	21%
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	6.85	(34.76)		15,915	2.29		2.28		2.28		(1.18)		41
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65		14,374	2.35		2.33		2.33		(1.05)		67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33	#	4,424	4.35	*	4.34	*	2.49	*	(0.93	)*	41

Royce Value Fund – Institutional Class(i)
†2009	$7.00	$0.00	$1.08	$1.08	$–	$–	$–	$–	$8.08	15.43	%#	$122,793	1.05	%*	1.05	%*	1.05	%*	0.12	%*	21%
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	7.00	(34.02)		114,244	1.04		1.04		1.04		0.03		41
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00		172,877	1.03		1.03		1.03		0.25		67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35	#	13,898	1.27	*	1.27	*	1.04	*	0.43	*	41

Royce Value Fund – R Class(j)
†2009	$6.97	$(0.03)	$1.08	$1.05	$–	$–	$–	$0.01	$8.03	15.21	%#	$682	3.63	%*	3.63	%*	1.84	%*	(0.71	)%*	21%
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	0.02	6.97	(34.43)		326	6.72		6.71		1.84		(0.68)		41
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39	)#	99	16.39	*	16.39	*	1.74	*	(0.26	)*	67

Royce Value Fund – K Class(c)
†2009	$5.91	$(0.01)	$0.84	$0.83	$–	$–	$–	$–	$6.74	14.04	%#	$2,498	1.93	%*	1.93	%*	1.59	%*	(0.41	)%*	21%
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	5.91	(40.90	)#	1,550	9.63	*	9.63	*	1.59	*	(0.35	)*	41

Royce Value Plus Fund – Investment Class(e)
†2009	$7.97	$0.03	$1.28	$1.31	$–	$–	$–	$–	$9.28	16.44	%#	$168,533	1.08	%*	1.08	%*	1.08	%*	0.69	%*	20%
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)		122,043	1.07		1.07		1.07		(0.15)		42
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33	#	66,888	1.33	*	1.32	*	1.24	*	(0.24	)*	42

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 131

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Service Class
†2009	$7.95	$0.01	$1.27	$1.28	$–	$–	$–	$–	$9.23	$16.10	%#	$2,038,810	1.51	%*	1.51	%*	1.51	%*	0.25%*	20%
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	(0.18)	–	7.95	(41.07)		1,709,764	1.44		1.43		1.43		(0.53)	42
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24		2,690,448	1.41		1.40		1.33		(0.37)	42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35		1,513,626	1.41		1.40		1.26		(0.45)	31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20		293,856	1.42		1.42		1.17		(0.54)	62
2004	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19		211,981	1.55		1.55		1.30		(0.84)	56

Royce Value Plus Fund – Consultant Class(h)
†2009	$7.79	$(0.02)	$1.24	$1.22	$–	$–	$–	$–	$9.01	15.66	%#	$27,148	2.24	%*	2.24	%*	2.24	%*	(0.51)%*	20%
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	(0.18)	–	7.79	(41.55)		26,024	2.21		2.21		2.21		(1.30)	42
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40		47,409	2.18		2.16		2.16		(1.18)	42
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78	#	12,956	2.91	*	2.90	*	2.49	*	(1.61)*	31

Royce Value Plus Fund – Institutional Class(k)
†2009	$7.97	$0.03	$1.27	$1.30	$–	$–	$–	$–	$9.27	16.31	%#	$197,797	1.07	%*	1.07	%*	1.07	%*	0.70%*	20%
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)		143,315	1.04		1.04		1.04		(0.13)	42
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52		143,312	1.05		1.04		1.04		(0.05)	42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16	#	30,985	1.17	*	1.17	*	1.04	*	(0.18)*	31

Royce Value Plus Fund – R Class(j)
†2009	$7.91	$(0.01)	$1.27	$1.26	$–	$–	$–	$–	$9.17	15.93	%#	$260	4.30	%*	4.30	%*	1.84	%*	(0.37)%*	20%
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	(0.18)	–	7.91	(41.31)		331	6.62		6.62		1.84		(0.92)	42
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05	)#	96	16.18	*	16.18	*	1.74	*	(0.68)*	42

Royce Value Plus Fund – K Class(c)
†2009	$5.82	$0.02	$0.92	$0.94	$–	$–	$–	$–	$6.76	16.15	%#	$881	3.50	%*	3.50	%*	1.59	%*	0.70%*	20%
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	(0.18)	–	5.82	(39.91	)#	31	39.36	*	39.36	*	1.59	*	(0.75)*	42

Royce 100 Fund – Investment Class(e)
†2009	$5.74	$(0.00)	$0.68	$0.68	$–	$–	$–	$–	$6.42	11.85	%#	$23,041	1.30	%*	1.30	%*	1.24	%*	(0.10)%*	31%
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	(0.09)	–	5.74	(29.13)		15,748	1.39		1.39		1.24		0.21	72
2007	8.42	0.00	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20	#	7,246	3.37	*	3.36	*	1.24	*	(0.04)*	85

Royce 100 Fund – Service Class
†2009	$5.73	$(0.01)	$0.69	$0.68	$–	$–	$–	$–	$6.41	11.87	%#	$90,813	1.59	%*	1.59	%*	1.49	%*	(0.36)%*	31%
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	(0.09)	0.01	5.73	(29.17)		43,882	1.57		1.56		1.49		(0.10)	72
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34		28,749	1.56		1.56		1.31		(0.08)	85
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70		34,691	1.73		1.72		1.47		(0.26)	45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89		16,892	2.07		2.07		1.49		(0.49)	60
2004	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24		8,748	2.84		2.84		1.49		(0.34)	97

Royce 100 Fund – R Class(c)
†2009	$6.93	$(0.02)	$0.82	$0.80	$–	$–	$–	$–	$7.73	11.54	%#	$78	14.31	%*	14.31	%*	1.84	%*	(0.69)%*	31%
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	(0.09)	–	6.93	(29.78	)#	70	18.97	*	18.97	*	1.84	*	(0.44)*	72

132 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce 100 Fund – K Class(c)
†2009	$6.94	$(0.02)	$0.84	$0.82	$–	$–	$–	$–	$7.76	11.82	%#	$186	10.47	%*	10.47	%*	1.59	%*	(0.45	)%*	31%
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	(0.09)	–	6.94	(29.68	)#	95	17.55	*	17.55	*	1.59	*	(0.13	)*	72

Royce Discovery Fund – Service Class
†2009	$3.48	$(0.00)	$0.32	$0.32	$–	$–	$–	$–	$3.80	9.20	%#	$2,502	3.98	%*	3.98	%*	1.49	%*	(0.28	)%*	15%
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	(0.30)	–	3.48	(35.07)		2,332	2.77		2.77		1.49		(0.22)		63
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)		3,911	2.43		2.43		1.49		(0.35)		105
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84		4,405	3.75		3.73		1.49		(0.37)		91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60		3,612	3.75		3.75		1.49		(0.38)		105
2004	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35		3,217	4.12		4.12		1.49		(0.91)		111

Royce Financial Services Fund – Service Class
†2009	$4.25	$0.03	$0.55	$0.58	$–	$–	$–	$0.01	$4.84	13.88	%#	$12,065	2.31	%*	2.31	%*	1.49	%*	1.40	%*	20%
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	(0.08)	0.01	4.25	(35.37)		9,553	2.35		2.34		1.49		1.85		48
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)		4,650	2.38		2.37		1.49		1.01		36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77		4,080	3.71		3.70		1.49		1.44		14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23		1,761	3.87		3.87		1.49		0.97		9
2004	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08	#	1,418	4.70	*	4.70	*	1.49	*	(0.16	)*	22

Royce Dividend Value Fund – Investment Class(j)
†2009	$3.90	$0.03	$0.43	$0.46	$(0.04)	$–	$(0.04)	$–	$4.32	11.80	%#	$3,761	2.29	%*	2.29	%*	1.24	%*	1.92	%*	35%
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	(0.12)	–	3.90	(31.38)		1,881	2.84		2.83		1.24		2.13		61
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	–	5.82	(1.71	)#	1,843	17.04	*	17.04	*	1.24	*	2.83	*	126

Royce Dividend Value Fund – Service Class(l)
†2009	$3.92	$0.03	$0.42	$0.45	$(0.04)	$–	$(0.04)	$–	$4.33	11.48	%#	$7,612	2.33	%*	2.33	%*	1.49	%*	1.66	%*	35%
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	(0.10)	–	3.92	(31.47)		4,872	2.54		2.54		1.49		1.89		61
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)		3,835	2.03		2.04		1.49		2.08		126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87		6,819	2.73		2.72		1.49		1.72		19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31		3,596	2.89		2.89		1.49		1.33		4
2004	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00	#	1,650	5.60	*	5.60	*	1.49	*	(0.17	)*	8

Royce European Smaller-Companies Fund – Service Class(m)
†2009	$5.19	$0.09	$1.09	$1.18	$–	$–	$–	$–	$6.37	22.74	%#	$4,523	3.76	%*	3.76	%*	1.69	%*	3.50	%*	18%
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	(0.23)	0.01	5.19	(46.38)		4,044	2.74		2.72		1.69		2.22		88
2007	10.00	0.03	0.10	0.13	(0.00)	–	(0.00)	0.01	10.14	1.44	#	9,469	3.03	*	2.60	*	1.69	*	0.28	*	47

Royce Global Value Fund – Service Class(m)
†2009	$6.70	$0.05	$1.47	$1.52	$–	$–	$–	$0.01	$8.23	22.84	%#	$36,302	1.96	%*	1.96	%*	1.69	%*	1.30	%*	33%
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	(0.03)	0.04	6.70	(39.92)		31,040	1.91		1.90		1.69		1.64		45
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	(0.23)	0.04	11.20	14.28	#	19,876	2.17	*	2.00	*	1.69	*	(0.23	)*	54

Royce SMid-Cap Value Fund – Service Class(n)
†2009	$7.06	$(0.01)	$0.41	$0.40	$–	$–	$–	$0.01	$7.47	5.81	%#	$7,054	2.02	%*	2.02	%*	1.49	%*	(0.16	)%*	128%
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	(0.01)	0.02	7.06	(29.27)		14,059	2.05		2.04		1.49		0.31		397
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16	#	1,379	16.82	*	16.40	*	1.49	*	0.67	*	17

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 133

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce International Smaller-Companies Fund – Service Class(o)
†2009	$6.99	$0.03	$1.33	$1.36	$–	$–	$–	$–	$8.35	19.46	%#	$5,212	3.76	%*	3.76	%*	1.69	%*	0.93	%*	7%
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	6.99	(30.10	)#	1,960	6.24	*	5.98	*	1.69	*	(0.43	)*	1

Royce Focus Value Fund – Service Class(p)
†2009	$10.00	$(0.02)	$2.82	$2.80	$–	$–	$–	$–	$12.80	28.00	%#	$2,782	3.94	%*	3.94	%*	1.49	%*	(0.50	)%*	12%

Royce Partners Fund – Service Class(q)
†2009	$10.00	$(0.02)	$0.28	$0.26	$–	$–	$–	$–	$10.26	2.60	%#	$1,177	6.53	%*	6.53	%*	1.49	%*	(0.87	)%*	6%

(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on May 21, 2007.
(c)	The Class commenced operations on May 15, 2008.
(d)	The Class commenced operations on May 19, 2005.
(e)	The Class commenced operations on March 15, 2007.
(f)	The Class commenced operations on January 3, 2006.
(g)	The Class commenced operations on May 1, 2008.
(h)	The Class commenced operations on March 30, 2006.
(i)	The Class commenced operations on June 1, 2006.
(j)	The Class commenced operations on September 14, 2007.
(k)	The Class commenced operations on May 10, 2006.
(l)	The Class commenced operations on May 3, 2004.
(m)	The Fund commenced operations on December 29, 2006.
(n)	The Fund commenced operations on September 28, 2007.
(o)	The Fund commenced operations on July 1, 2008.
(p)	The Fund commenced operations on March 2, 2009.
(q)	The Fund commenced operations on April 28, 2009.
#	Not annualized.
*	Annualized.
†	Six months ended June 30, 2009 (unaudited).

134 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund (the “Fund” or “Funds”), are twenty series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through August 13, 2009, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
         Level 1 – quoted prices in active markets for identical securities
         Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
         Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2009:
	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Equities	$3,255,975,142	$137,973,035	$262,839	$3,394,211,016
Cash equivalents	–	254,884,330	–	254,884,330
Royce Micro-Cap Fund
Equities	480,114,803	188,697,238	6,884,525	675,696,566
Cash equivalents	–	92,602,966	–	92,602,966
Royce Premier Fund
Equities	3,341,486,512	310,518,245	–	3,652,004,757
Cash equivalents	–	413,072,026	–	413,072,026
Royce Low-Priced Stock Fund
Equities	2,183,539,282	382,742,954	–	2,566,282,236
Cash equivalents	–	271,260,354	–	271,260,354
Royce Total Return Fund
Equities	3,107,355,794	155,793,439	9,432	3,263,158,665
Fixed income	–	16,890,240	–	16,890,240
Cash equivalents	–	128,220,459	–	128,220,459
Royce Heritage Fund
Equities	101,494,750	18,295,208	1,127,308	120,917,266
Cash equivalents	–	12,745,375	–	12,745,375

The Royce Funds 2009 Semiannual Report to Shareholders | 135

Notes to Financial Statements (unaudited) (continued)

	Level 1	Level 2	Level 3	Total
Royce Opportunity Fund
Equities	$1,215,762,482	$11,503,241	$–	$1,227,265,723
Fixed income	–	5,977,953	–	5,977,953
Cash equivalents	–	135,305,464	–	135,305,464
Royce Special Equity Fund
Equities	597,462,112	9,261,213	–	606,723,325
Cash equivalents	–	191,037,925	–	191,037,925
Royce Value Fund
Equities	911,520,907	71,829,285	–	983,350,192
Cash equivalents	–	77,540,700	–	77,540,700
Royce Value Plus Fund
Equities	2,132,233,065	169,409,034	–	2,301,642,099
Cash equivalents	–	235,951,899	–	235,951,899
Royce 100 Fund
Equities	90,414,543	6,211,410	450	96,626,403
Cash equivalents	–	14,910,000	–	14,910,000
Royce Discovery Fund
Equities	2,452,584	–	–	2,452,584
Cash equivalents	–	48,000	–	48,000
Royce Financial Services Fund
Equities	7,578,267	3,014,036	240,539	10,832,842
Cash equivalents	–	953,000	–	953,000
Royce Dividend Value Fund
Equities	8,533,342	1,555,758	186,190	10,275,290
Cash equivalents	–	754,000	–	754,000
Royce European Smaller-Companies Fund
Equities	63,962	4,027,184	–	4,091,146
Cash equivalents	–	374,000	–	374,000
Royce Global Value Fund
Equities	13,781,552	20,058,403	–	33,839,955
Cash equivalents	–	1,376,000	–	1,376,000
Royce SMid-Cap Value Fund
Equities	6,256,656	190,819	93	6,447,568
Cash equivalents	–	765,000	–	765,000
Royce International Smaller-Companies Fund
Equities	1,001,187	2,999,676	122,512	4,123,375
Cash equivalents	–	1,181,000	–	1,181,000
Royce Focus Value Fund
Equities	1,582,623	219,910	38,688	1,841,221
Cash equivalents	–	396,000	–	396,000
Royce Partners Fund
Equities	447,766	75,981	11,606	535,353
Cash equivalents	–	630,000	–	630,000

Level 3 Reconciliation:
		Change in unrealized
	Balance as of	appreciation				Realized Gain	Balance as of
	12/31/08	(depreciation)	Purchases	Transfers In	Sales	(Loss)	6/30/09
Royce Pennsylvania Mutual Fund
Equities	$–	$2,619	$260,220	$–	$–	$–	$262,839
Royce Micro-Cap Fund
Equities	3,642,854	(28,904)	3,270,575	–	–	–	6,884,525
Royce Total Return Fund
Equities	7,000	2,221,807	–	–	70,000	(2,149,375)	9,432
Royce Heritage Fund
Equities	457,380	(46,232)	652,184	63,976	–	–	1,127,308
Royce 100 Fund
Equities	–	450	–	–	–	–	450
Royce Financial Services Fund
Equities	240,428	111	–	–	–	–	240,539
Royce Dividend Value Fund
Equities	186,190	–	–	–	–	–	186,190
Royce SMid-Cap Value Fund
Equities	–	93	–	–	–	–	93

136 | The Royce Funds 2009 Semiannual Report to Shareholders

Level 3 Reconciliation (continued):
		Change in unrealized
	Balance as of	appreciation				Realized Gain	Balance as of
	12/31/08	(depreciation)	Purchases	Transfers In	Sales	(Loss)	6/30/09
Royce International Smaller-Companies Fund
Equities	$–	$(1,092)	$123,604	$–	$–	$–	$122,512
Royce Focus Value Fund
Equities	–	(345)	39,033	–	–	–	38,688
Royce Partners Fund
Equities	–	(104)	11,710	–	–	–	11,606

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

The Royce Funds 2009 Semiannual Report to Shareholders | 137

Notes to Financial Statements (unaudited) (continued)

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2009.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08

Royce Pennsylvania Mutual Fund
Investment Class	$481,564,629	$1,061,714,440	$–	$32,033,142	$(294,298,191)	$(712,691,961)	$187,266,438	$381,055,621
Service Class	144,444,918	112,848,795	–	1,179,627	(68,504,034)	(24,266,592)	75,940,884	89,761,830
Consultant Class	32,562,202	120,725,607	–	9,815,593	(71,925,839)	(266,305,168)	(39,363,637)	(135,763,968)
R Class	3,196,760	9,973,997	–	83,639	(1,240,599)	(2,729,680)	1,956,161	7,327,956
K Class	750,009	735,763	–	2,441	(201,973)	(59,364)	548,036	678,840

Royce Micro-Cap Fund
Investment Class	95,371,052	288,905,142	–	15,158,660	(71,643,862)	(193,287,889)	23,727,190	110,775,913
Service Class	27,681,717	29,749,992	–	981,537	(13,057,276)	(12,795,571)	14,624,441	17,935,958
Consultant Class	7,077,023	23,823,202	–	3,922,114	(13,932,201)	(46,069,722)	(6,855,178)	(18,324,406)

Royce Premier Fund
Investment Class	364,741,226	846,255,465	–	39,811,261	(279,380,677)	(788,630,333)	85,360,549	97,436,393
Service Class	57,189,422	144,694,715	–	3,271,660	(28,633,582)	(96,735,015)	28,555,840	51,231,360
Consultant Class	9,408,676	5,879,276	–	489,267	(3,723,416)	(15,116,593)	5,685,260	(8,748,050)
Institutional Class	66,421,778	143,408,224	–	5,198,003	(46,449,376)	(94,685,868)	19,972,402	53,920,359
W Class	66,814,552	176,826,165	–	2,157,097	(51,020,666)	(161,214,987)	15,793,886	17,768,275
R Class	282,093	654,584	–	6,661	(24,132)	(197,035)	257,961	464,210
K Class	749,718	52,199	–	1,018	(39,007)	–	710,711	53,217

Royce Low-Priced Stock Fund
Investment Class	11,267,612	82,358,543	–	1,841,121	(13,162,675)	(16,095,874)	(1,895,063)	68,103,790
Service Class	216,511,250	506,286,631	–	52,750,174	(391,546,956)	(848,970,853)	(175,035,706)	(289,934,048)
Institutional Class	68,576,048	161,472,429	–	15,519,579	(32,677,107)	(154,031,340)	35,898,941	22,960,668
R Class	664,352	122,800	–	2,930	(21,247)	(96,673)	643,105	29,057
K Class	131,173	49,154	–	1,307	(12,331)	(958)	118,842	49,503

Royce Total Return Fund
Investment Class	282,581,968	865,492,870	19,468,101	65,733,092	(350,495,563)	(1,192,093,730)	(48,445,494)	(260,867,768)
Service Class	51,659,050	163,297,206	1,284,707	3,708,615	(30,687,831)	(187,763,268)	22,255,926	(20,757,447)
Consultant Class	10,743,478	57,230,782	1,271,905	2,384,513	(44,227,468)	(168,380,780)	(32,212,085)	(108,765,485)
Institutional Class	27,460,733	75,047,852	1,709,039	4,738,071	(18,258,011)	(61,361,896)	10,911,761	18,424,027
W Class	13,878,507	18,196,250	489,226	3,131,328	(35,146,297)	(145,779,876)	(20,778,564)	(124,452,298)
R Class	1,307,513	3,451,194	16,394	29,874	(436,745)	(497,443)	887,162	2,983,625
K Class	42,310,210	29,099,563	211,709	232,092	(6,124,274)	(11,159,442)	36,397,645	18,172,213

Royce Heritage Fund
Investment Class	398,742	896,743	–	150,327	(132,796)	(1,329,237)	265,946	(282,167)
Service Class	25,690,937	31,592,578	–	2,295,106	(5,027,832)	(16,517,784)	20,663,105	17,369,900
Consultant Class	449,058	1,749,410	–	163,597	(414,645)	(1,127,814)	34,413	785,193
R Class	67,500	100,000	–	2,463	–	–	67,500	102,463
K Class	79,952	100,017	–	2,464	(29,889)	–	50,063	102,481

Royce Opportunity Fund
Investment Class	74,309,063	205,989,767	–	37,594,680	(101,359,416)	(602,881,116)	(27,050,353)	(359,296,669)
Service Class	63,305,578	82,998,884	–	10,435,794	(45,234,072)	(76,286,389)	18,071,506	17,148,289
Consultant Class	440,429	2,586,419	–	271,289	(750,004)	(1,973,493)	(309,575)	884,215
Institutional Class	72,325,695	353,598,653	–	21,304,952	(44,829,205)	(124,057,183)	27,496,490	250,846,422
R Class	30,894	77,407	–	6,718	(42,415)	(81,664)	(11,521)	2,461
K Class	70,874	43,290	–	1,638	(26,749)	–	44,125	44,928

Royce Special Equity Fund
Investment Class	244,263,129	116,223,143	–	18,447,576	(46,926,189)	(109,512,278)	197,336,940	25,158,441
Service Class	16,681,129	8,311,735	–	328,220	(931,925)	(852,598)	15,749,204	7,787,357
Consultant Class	3,009,481	3,352,850	–	584,606	(1,853,694)	(4,686,972)	1,155,787	(749,516)
Institutional Class	25,456,821	71,912,240	–	9,971,276	(9,548,299)	(30,804,532)	15,908,522	51,078,984
138 | The Royce Funds 2009 Semiannual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08

Royce Value Fund
Investment Class	$6,880,672	$20,284,929	$–	$–	$(3,987,169)	$(6,172,885)	$2,893,503	$14,112,044
Service Class	189,965,001	717,441,507	–	–	(115,317,616)	(290,037,085)	74,647,385	427,404,422
Consultant Class	4,122,844	13,772,896	–	–	(2,257,102)	(4,078,437)	1,865,742	9,694,459
Institutional Class	10,113,162	69,477,663	–	–	(18,467,170)	(71,029,002)	(8,354,008)	(1,551,339)
R Class	352,998	536,807	–	–	(49,164)	(177,784)	303,834	359,023
K Class	977,443	1,500,395	–	–	(360,426)	(54,211)	617,017	1,446,184

Royce Value Plus Fund
Investment Class	41,375,822	135,480,260	–	969,024	(19,461,178)	(33,609,910)	21,914,644	102,839,374
Service Class	330,608,607	1,002,587,147	–	34,303,127	(269,357,479)	(786,785,074)	61,251,128	250,105,200
Consultant Class	1,656,427	10,624,272	–	583,064	(3,945,626)	(12,256,495)	(2,289,199)	(1,049,159)
Institutional Class	59,673,108	126,972,630	–	2,264,078	(31,014,228)	(49,893,587)	28,658,880	79,343,121
R Class	138,902	534,180	–	7,652	(254,970)	(86,986)	(116,068)	454,846
K Class	816,311	49,853	–	905	(113,573)	(3)	702,738	50,755

Royce 100 Fund
Investment Class	6,619,938	11,321,414	–	229,149	(1,148,271)	(853,793)	5,471,667	10,696,770
Service Class	44,630,108	43,092,735	–	616,830	(5,833,031)	(11,889,606)	38,797,077	31,819,959
R Class	169	100,000	–	874	–	–	169	100,874
K Class	94,371	123,506	–	1,180	(13,696)	(32)	80,675	124,654

Royce Discovery Fund
Service Class	159,723	487,074	–	183,429	(219,169)	(702,678)	(59,446)	(32,175)

Royce Financial Services Fund
Service Class	2,908,522	12,304,748	–	174,285	(1,661,329)	(2,906,689)	1,247,193	9,572,344

Royce Dividend Value Fund
Investment Class	1,626,762	883,402	24,686	42,770	(127,216)	(122,842)	1,524,232	803,330
Service Class	2,306,923	4,600,024	54,335	88,300	(348,564)	(1,818,058)	2,012,694	2,870,266

Royce European Smaller-Companies Fund
Service Class	241,548	2,109,285	–	173,798	(562,598)	(3,530,610)	(321,050)	(1,247,527)

Royce Global Value Fund
Service Class	4,968,131	51,602,402	–	124,334	(5,940,781)	(14,370,360)	(972,650)	37,356,376

Royce SMid-Cap Value Fund
Service Class	410,894	30,725,742	–	10,823	(6,819,998)	(11,083,073)	(6,409,104)	19,653,492

Royce International Smaller-Companies Fund
Service Class	2,858,907	2,556,170	–	–	(3,479)	–	2,855,428	2,556,170

Royce Focus Value Fund
Service Class	2,319,172		–		–		2,319,172

Royce Partners Fund
Service Class	1,148,183		–		–		1,148,183

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08

Royce Pennsylvania Mutual Fund
Investment Class	70,870,042	115,530,772	–	4,920,959	(46,752,051)	(81,522,851)	24,117,991	38,928,880
Service Class	24,168,609	14,353,407	–	182,234	(10,925,704)	(2,887,282)	13,242,905	11,648,359
Consultant Class	5,277,405	13,965,875	–	1,630,625	(12,264,701)	(31,690,059)	(6,987,296)	(16,093,559)
R Class	466,389	1,037,233	–	12,967	(201,890)	(363,839)	264,499	686,361
K Class	124,670	118,996	–	410	(34,652)	(9,939)	90,018	109,467

The Royce Funds 2009 Semiannual Report to Shareholders | 139

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares)(continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08

Royce Micro-Cap Fund
Investment Class	10,140,082	21,295,732	–	1,846,365	(8,114,926)	(16,302,779)	2,025,156	6,839,318
Service Class	3,069,405	2,345,213	–	120,434	(1,396,077)	(1,022,828)	1,673,328	1,442,819
Consultant Class	828,620	2,081,028	–	523,647	(1,777,237)	(3,935,859)	(948,617)	(1,331,184)

Royce Premier Fund
Investment Class	30,021,772	52,098,296	–	3,477,987	(24,739,153)	(53,630,534)	5,282,619	1,945,749
Service Class	4,853,769	8,829,364	–	288,252	(2,448,378)	(6,124,520)	2,405,391	2,993,096
Consultant Class	799,738	376,362	–	45,261	(346,621)	(1,034,239)	453,117	(612,616)
Institutional Class	5,463,806	8,618,992	–	452,001	(3,954,308)	(6,243,554)	1,509,498	2,827,439
W Class	5,538,283	11,089,822	–	188,228	(4,383,543)	(11,289,827)	1,154,740	(11,777)
R Class	24,322	40,081	–	586	(2,295)	(13,689)	22,027	26,978
K Class	112,313	5,220	–	169	(5,916)	–	106,397	5,389

Royce Low-Priced Stock Fund
Investment Class	1,282,762	6,515,632	–	227,299	(1,352,141)	(1,637,027)	(69,379)	5,105,904
Service Class	23,169,968	40,842,696	–	6,520,590	(42,787,706)	(69,001,347)	(19,617,738)	(21,638,061)
Institutional Class	7,165,094	12,404,387	–	1,915,998	(3,697,817)	(12,918,784)	3,467,277	1,401,601
R Class	65,016	9,545	–	364	(2,336)	(8,048)	62,680	1,861
K Class	20,093	5,036	–	248	(1,982)	(182)	18,111	5,102

Royce Total Return Fund
Investment Class	34,411,405	75,955,557	2,541,395	6,377,966	(44,412,092)	(111,910,324)	(7,459,292)	(29,576,801)
Service Class	6,500,124	14,278,585	167,365	357,585	(3,943,089)	(17,626,370)	2,724,400	(2,990,200)
Consultant Class	1,287,410	5,320,312	167,193	202,133	(5,588,744)	(15,255,286)	(4,134,141)	(9,732,841)
Institutional Class	3,395,469	7,102,147	224,454	469,202	(2,296,384)	(5,457,181)	1,323,539	2,114,168
W Class	1,700,660	1,611,188	63,154	283,017	(4,184,859)	(13,724,141)	(2,421,045)	(11,829,936)
R Class	152,448	285,865	2,191	2,990	(53,362)	(46,300)	101,277	242,555
K Class	6,414,051	3,381,057	33,351	33,780	(939,388)	(1,348,415)	5,508,014	2,066,422

Royce Heritage Fund
Investment Class	47,155	100,363	–	20,259	(14,908)	(117,305)	32,247	3,317
Service Class	2,955,811	3,123,680	–	310,149	(645,863)	(1,601,203)	2,309,948	1,832,626
Consultant Class	63,967	182,369	–	26,009	(65,257)	(131,413)	(1,290)	76,965
R Class	8,994	10,000	–	425	–	–	8,994	10,425
K Class	11,757	10,003	–	424	(4,127)	–	7,630	10,427

Royce Opportunity Fund
Investment Class	13,391,756	23,123,007	–	7,093,336	(19,103,804)	(66,393,718)	(5,712,048)	(36,177,375)
Service Class	11,841,955	10,009,385	–	2,010,750	(7,999,295)	(9,343,605)	3,842,660	2,676,530
Consultant Class	82,850	317,399	–	52,575	(153,065)	(241,647)	(70,215)	128,327
Institutional Class	12,159,446	36,096,086	–	4,004,690	(8,113,351)	(14,766,130)	4,046,095	25,334,646
R Class	5,464	13,936	–	1,282	(7,544)	(11,549)	(2,080)	3,669
K Class	11,985	4,331	–	337	(4,744)	–	7,241	4,668

Royce Special Equity Fund
Investment Class	17,879,148	7,329,895	–	1,400,727	(3,551,846)	(6,732,331)	14,327,302	1,998,291
Service Class	1,212,290	580,180	–	24,922	(71,970)	(58,643)	1,140,320	546,459
Consultant Class	224,973	226,038	–	45,248	(143,777)	(299,993)	81,196	(28,707)
Institutional Class	1,869,558	4,326,777	–	759,427	(740,669)	(1,851,202)	1,128,889	3,235,002

Royce Value Fund
Investment Class	959,812	2,171,885	–	–	(596,982)	(703,518)	362,830	1,468,367
Service Class	25,892,464	72,536,923	–	–	(16,986,889)	(34,248,873)	8,905,575	38,288,050
Consultant Class	538,480	1,459,274	–	–	(347,407)	(503,395)	191,073	955,879
Institutional Class	1,427,405	7,237,520	–	–	(2,566,603)	(7,209,389)	(1,139,198)	28,131
R Class	45,092	61,316	–	–	(6,904)	(23,806)	38,188	37,510
K Class	164,827	271,742	–	–	(56,377)	(9,747)	108,450	261,995

Royce Value Plus Fund
Investment Class	5,278,052	13,812,240	–	130,949	(2,417,682)	(3,487,543)	2,860,370	10,455,646
Service Class	40,402,432	87,636,637	–	4,654,248	(34,604,667)	(72,045,823)	5,797,765	20,245,062
Consultant Class	208,486	914,435	–	80,645	(536,094)	(1,128,796)	(327,608)	(133,716)
Institutional Class	7,191,515	11,639,085	–	306,371	(3,841,802)	(4,355,962)	3,349,713	7,589,494
R Class	18,838	42,359	–	1,043	(32,355)	(8,489)	(13,517)	34,913
K Class	143,711	5,172	–	168	(18,655)	(1)	125,056	5,339

140 | The Royce Funds 2009 Semiannual Report to Shareholders

Capital Share Transactions (in shares)(continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08

Royce 100 Fund
Investment Class	1,072,573	1,954,492	–	42,123	(228,793)	(133,628)	843,780	1,862,987
Service Class	7,590,764	5,784,575	–	113,597	(1,073,774)	(1,737,562)	6,516,990	4,160,610
R Class	26	10,000	–	133	–	–	26	10,133
K Class	12,345	13,540	–	179	(2,044)	(5)	10,301	13,714

Royce Discovery Fund
Service Class	49,846	100,173	–	56,267	(60,944)	(155,222)	(11,098)	1,218

Royce Financial Services Fund
Service Class	666,890	2,147,159	–	43,354	(420,519)	(635,569)	246,371	1,554,944

Royce Dividend Value Fund
Investment Class	415,066	185,900	6,362	8,999	(32,516)	(29,274)	388,912	165,625
Service Class	590,760	941,110	14,119	18,121	(91,440)	(373,310)	513,439	585,921

Royce European Smaller-Companies Fund
Service Class	42,347	232,131	–	36,359	(111,274)	(423,092)	(68,927)	(154,602)

Royce Global Value Fund
Service Class	693,595	4,746,900	–	21,290	(914,811)	(1,910,404)	(221,216)	2,857,786

Royce SMid-Cap Value Fund
Service Class	59,560	3,150,977	–	1,617	(1,106,205)	(1,299,112)	(1,046,645)	1,853,482

Royce International Smaller-Companies Fund
Service Class	344,150	280,624	–	–	(613)	–	343,537	280,624

Royce Focus Value Fund
Service Class	217,395		–		–		217,395

Royce Partners Fund
Service Class	114,721		–		–		114,721

Investment Advisor and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2009 is shown below to the extent that it impacted net expenses for the period ended June 30, 2009. See the Prospectus for contractual waiver expiration dates.

		Committed net annual							Period ended
	Annual contractual	operating expense ratio cap[c]							June 30, 2009
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
	average net assets[a]	Class	Class	Class	Class	W Class	R Class	K Class	fees	waived
Royce Pennsylvania Mutual Fund	0.76%[b]	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	$11,406,899	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	3,899,910	–
Royce Premier Fund	0.98%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	16,587,430	–
Royce Low-Priced Stock Fund	1.14%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	13,855,025	–
Royce Total Return Fund	0.98%	N/A	N/A	N/A	N/A	N/A	1.84%	N/A	15,346,310	–
Royce Heritage Fund	1.00%	1.24%	N/A	2.49%	N/A	N/A	1.84%	1.59%	479,676	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	5,300,788	–
Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	2,910,040	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	4,431,459	–
Royce Value Plus Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	10,238,641	–
Royce 100 Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	366,788	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	11,232
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	8,593	38,977
Royce Dividend Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	7,176	33,608
Royce European Smaller-
Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	–	24,191
Royce Global Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	150,675	41,605
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	21,433	24,108

The Royce Funds 2009 Semiannual Report to Shareholders  |  141

Notes to Financial Statements (unaudited) (continued)

Investment Adviser (continued):

		Committed net annual							Period ended
	Annual contractual	operating expense ratio cap[c]							June 30, 2009
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
	average net assets[a]	Class	Class	Class	Class	W Class	R Class	K Class	fees	waived
Royce International Smaller-
Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	$–	$15,310
Royce Focus Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	6,508
Royce Partners Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	1,973

[a]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[b]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[c]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2009

	Annual contractual distribution fee as a	Net distribution	Distribution fees
	percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$212,015	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	2,913,389	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	14,617	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	–	1,161
Royce Micro-Cap Fund – Service Class	0.25%	49,101	–
Royce Micro-Cap Fund – Consultant Class	1.00%	494,713	–
Royce Premier Fund – Service Class	0.25%	274,000	–
Royce Premier Fund – Consultant Class	1.00%	146,844	–
Royce Premier Fund – R Class	0.50%	1,276	–
Royce Premier Fund – K Class	0.25%	–	224
Royce Low-Priced Stock Fund – Service Class	0.25%	2,015,152	223,906
Royce Low-Priced Stock Fund – R Class	0.50%	573	–
Royce Low-Priced Stock Fund – K Class	0.25%	–	71
Royce Total Return Fund – Service Class	0.25%	200,315	–
Royce Total Return Fund – Consultant Class	1.00%	1,560,556	–
Royce Total Return Fund – R Class	0.50%	7,139	297
Royce Total Return Fund – K Class	0.25%	33,364	–
Royce Heritage Fund – Service Class	0.25%	106,876	–
Royce Heritage Fund – Consultant Class	1.00%	22,832	–
Royce Heritage Fund – R Class	0.50%	–	183
Royce Heritage Fund – K Class	0.25%	–	112
Royce Opportunity Fund – Service Class	0.25%	226,702	–
Royce Opportunity Fund – Consultant Class	1.00%	22,282	–
Royce Opportunity Fund – R Class	0.50%	–	155
Royce Opportunity Fund – K Class	0.25%	–	40
Royce Special Equity Fund – Service Class	0.25%	19,057	–
Royce Special Equity Fund – Consultant Class	1.00%	56,480	–
Royce Value Fund – Service Class	0.25%	918,368	–
Royce Value Fund – Consultant Class	1.00%	79,030	–
Royce Value Fund – R Class	0.50%	1,013	–
Royce Value Fund – K Class	0.25%	–	2,476
Royce Value Plus Fund – Service Class	0.25%	2,161,705	–
Royce Value Plus Fund – Consultant Class	1.00%	122,142	–
Royce Value Plus Fund – R Class	0.50%	788	–
Royce Value Plus Fund – K Class	0.25%	–	542
Royce 100 Fund – Service Class	0.25%	67,931	2,830
Royce 100 Fund – R Class	0.50%	–	172
Royce 100 Fund – K Class	0.25%	–	120
Royce Discovery Fund – Service Class	0.25%	2,808	–
Royce Financial Services Fund – Service Class	0.25%	11,892	–
Royce Dividend Value Fund – Service Class	0.25%	7,118	–
Royce European Smaller-Companies Fund – Service Class	0.25%	4,838	–

142  |  The Royce Funds 2009 Semiannual Report to Shareholders

Distributor (continued):

		Period ended June 30, 2009

	Annual contractual distribution fee as a	Net distribution	Distribution fees
	percentage of average net assets	fees	waived
Royce Global Value Fund – Service Class	0.25%	$38,456	$–
Royce SMid-Cap Value Fund – Service Class	0.25%	11,385	–
Royce International Smaller-Companies Fund – Service Class	0.25%	–	3,062
Royce Focus Value Fund – Service Class	0.25%	–	1,627
Royce Partners Fund – Service Class	0.25%	–	493

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$558,932,252	$332,663,340	Royce Discovery Fund	$315,369	$340,576
Royce Micro-Cap Fund	118,604,041	117,780,702	Royce Financial Services Fund	2,214,694	1,828,626
Royce Premier Fund	310,651,985	188,274,302	Royce Dividend Value Fund	5,838,335	2,681,817
Royce Low-Priced Stock Fund	223,945,311	438,145,057	Royce European Smaller-
Royce Total Return Fund	244,722,549	337,268,444	Companies Fund	686,040	1,179,289
Royce Heritage Fund	49,924,160	34,120,599	Royce Global Value Fund	9,867,175	12,409,685
Royce Opportunity Fund	243,360,661	213,735,767	Royce SMid-Cap Value Fund	11,444,383	18,124,795
Royce Special Equity Fund	214,035,345	27,535,960	Royce International Smaller-
Royce Value Fund	211,587,121	183,266,314	Companies Fund	2,126,653	155,126
Royce Value Plus Fund	531,417,734	388,216,189	Royce Focus Value Fund	1,558,420	183,450
Royce 100 Fund	53,900,124	20,524,378	Royce Partners Fund	527,090	22,573

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the six months ended June 30, 2009:

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$1,279,084	$500,219	$35,608	$–	$1,814,911	$–
Royce Pennsylvania Mutual Fund – Service Class	212,015	117,000	33,663	9,893	–	372,571	–
Royce Pennsylvania Mutual Fund – Consultant Class	2,913,389	89,897	177,795	13,970	–	3,195,051	–
Royce Pennsylvania Mutual Fund – R Class	14,617	39,116	599	17	–	54,349	23,794
Royce Pennsylvania Mutual Fund – K Class	–	4,799	333	26	(4)	5,154	1,476
	3,140,021	1,529,896	712,609	59,514	(4)		25,270
Royce Micro-Cap Fund – Investment Class	–	332,749	200,148	18,016	–	550,913	–
Royce Micro-Cap Fund – Service Class	49,101	25,686	2,237	5,223	–	82,247	20,886
Royce Micro-Cap Fund – Consultant Class	494,713	21,599	29,038	9,524	–	554,874	–
	543,814	380,034	231,423	32,763	–		20,886
Royce Premier Fund – Investment Class	–	1,460,597	678,959	29,137	–	2,168,693	–
Royce Premier Fund – Service Class	274,000	168,766	57,270	8,824	–	508,860	–
Royce Premier Fund – Consultant Class	146,844	11,290	7,197	5,431	–	170,762	–
Royce Premier Fund – Institutional Class	–	6,745	42,247	787	–	49,779	–
Royce Premier Fund – W Class	–	5,193	70,465	5,485	–	81,143	–
Royce Premier Fund – R Class	1,276	4,146	80	8	(1)	5,509	3,405
Royce Premier Fund – K Class	–	4,053	304	5	–	4,362	3,788
	422,120	1,660,790	856,522	49,677	(1)		7,193
Royce Low-Priced Stock Fund – Investment Class	–	26,484	7,419	5,961	–	39,864	20,000
Royce Low-Priced Stock Fund – Service Class	2,015,152	1,327,820	432,753	20,485	–	3,796,210	1,090,060
Royce Low-Priced Stock Fund – Institutional Class	–	6,693	223,870	990	–	231,553	–
Royce Low-Priced Stock Fund – R Class	573	4,229	86	10	–	4,898	4,114
Royce Low-Priced Stock Fund – K Class	–	4,076	299	2	(1)	4,376	4,254
	2,015,725	1,369,302	664,427	27,448	(1)		1,118,428

The Royce Funds 2009 Semiannual Report to Shareholders  |  143

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Total Return Fund – Investment Class	$–	$1,443,310	$520,646	$24,138	$–	$1,988,094	$–
Royce Total Return Fund – Service Class	200,315	91,907	22,303	7,986	–	322,511	–
Royce Total Return Fund – Consultant Class	1,560,556	46,045	95,767	7,693	–	1,710,061	–
Royce Total Return Fund – Institutional Class	–	7,709	11,813	2,120	–	21,642	–
Royce Total Return Fund – W Class	–	4,598	25,186	5,523	–	35,307	–
Royce Total Return Fund – R Class	7,139	6,074	281	13	–	13,507	1,312
Royce Total Return Fund – K Class	33,364	26,974	550	1,049	–	61,937	–
	1,801,374	1,626,617	676,546	48,522	–		1,312
Royce Heritage Fund – Investment Class	–	4,414	21,619	4,788	–	30,821	26,996
Royce Heritage Fund – Service Class	106,876	54,453	27,675	11,896	–	200,900	–
Royce Heritage Fund – Consultant Class	22,832	5,957	3,911	4,867	–	37,567	6,036
Royce Heritage Fund – R Class	–	4,067	310	–	(1)	4,376	4,105
Royce Heritage Fund – K Class	–	4,063	302	3	–	4,368	4,147
	129,708	72,954	53,817	21,554	(1)		41,284
Royce Opportunity Fund – Investment Class	–	478,104	152,896	18,109	–	649,109	–
Royce Opportunity Fund – Service Class	226,702	133,500	50,929	9,898	–	421,029	–
Royce Opportunity Fund – Consultant Class	22,282	4,659	2,218	4,654	–	33,813	–
Royce Opportunity Fund – Institutional Class	–	7,611	5,191	792	–	13,594	–
Royce Opportunity Fund – R Class	–	4,168	249	–	(1)	4,416	4,170
Royce Opportunity Fund – K Class	–	4,071	300	1	(4)	4,368	4,282
	248,984	632,113	211,783	33,454	(5)		8,452
Royce Special Equity Fund – Investment Class	–	196,037	69,099	12,942	–	278,078	–
Royce Special Equity Fund – Service Class	19,057	13,766	3,485	4,585	(5)	40,888	13,964
Royce Special Equity Fund – Consultant Class	56,480	5,651	2,159	5,432	–	69,722	–
Royce Special Equity Fund – Institutional Class	–	6,236	2,151	706	–	9,093	–
	75,537	221,690	76,894	23,665	(5)		13,964
Royce Value Fund – Investment Class	–	8,159	2,050	5,122	–	15,331	–
Royce Value Fund – Service Class	918,368	525,651	184,948	31,107	–	1,660,074	–
Royce Value Fund – Consultant Class	79,030	7,400	5,752	5,443	–	97,625	–
Royce Value Fund – Institutional Class	–	5,166	745	7	–	5,918	–
Royce Value Fund – R Class	1,013	4,101	121	6	–	5,241	3,616
Royce Value Fund – K Class	–	6,025	402	38	(9)	6,456	907
	998,411	556,502	194,018	41,723	(9)		4,523
Royce Value Plus Fund – Investment Class	–	17,921	5,376	7,768	–	31,065	–
Royce Value Plus Fund – Service Class	2,161,705	1,350,739	501,704	36,182	–	4,050,330	–
Royce Value Plus Fund – Consultant Class	122,142	7,929	12,227	4,891	–	147,189	–
Royce Value Plus Fund – Institutional Class	–	6,840	17,565	781	–	25,186	–
Royce Value Plus Fund – R Class	788	4,226	127	(1)	–	5,140	3,881
Royce Value Plus Fund – K Class	–	4,386	398	25	(9)	4,800	3,598
	2,284,635	1,392,041	537,397	49,646	(9)		7,479
Royce 100 Fund – Investment Class	–	10,066	2,074	6,057	(9)	18,188	4,653
Royce 100 Fund – Service Class	67,931	46,661	16,651	13,051	–	144,294	25,128
Royce 100 Fund – R Class	–	4,072	319	–	–	4,391	4,126
Royce 100 Fund – K Class	–	4,077	300	1	(2)	4,376	4,130
	67,931	64,876	19,344	19,109	(11)		38,037
Royce Dividend Value Fund – Investment Class	–	4,785	481	5,798	–	11,064	2,904
Royce Dividend Value Fund – Service Class	7,118	8,934	3,108	6,984	–	26,144	298
	7,118	13,719	3,589	12,782	–		3,202

Tax Information:
At June 30, 2009, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,146,263,227	$(497,167,881)	$374,153,264	$871,321,145
Royce Micro-Cap Fund	887,341,702	(119,042,170)	100,271,794	219,313,964
Royce Premier Fund	3,940,311,535	124,765,248	620,330,217	495,564,969
Royce Low-Priced Stock Fund	3,081,613,804	(244,071,214)	465,513,833	709,585,047
Royce Total Return Fund	3,678,141,872	(269,872,508)	489,665,582	759,538,090

144  |  The Royce Funds 2009 Semiannual Report to Shareholders

Tax Information (continued):

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Heritage Fund	$135,920,271	$(2,257,630)	$15,024,803	$17,282,433
Royce Opportunity Fund	1,970,610,700	(602,061,560)	90,332,773	692,394,333
Royce Special Equity Fund	738,052,031	59,709,219	101,202,771	41,493,552
Royce Value Fund	1,234,715,254	(173,824,362)	72,637,012	246,461,374
Royce Value Plus Fund	3,148,859,336	(611,265,338)	150,946,559	762,211,897
Royce 100 Fund	112,022,068	(485,665)	7,378,094	7,863,759
Royce Discovery Fund	3,153,226	(652,642)	291,216	943,858
Royce Financial Services Fund	13,769,703	(1,983,861)	738,233	2,722,094
Royce Dividend Value Fund	11,686,917	(657,627)	825,178	1,482,805
Royce European Smaller-Companies Fund	5,809,247	(1,344,101)	159,378	1,503,479
Royce Global Value Fund	43,582,641	(8,366,686)	2,049,325	10,416,011
Royce SMid-Cap Value Fund	7,397,918	(185,350)	267,839	453,189
Royce International Smaller-Companies Fund	5,475,825	(171,450)	260,401	431,851
Royce Focus Value Fund	1,842,152	395,069	397,502	2,433
Royce Partners Fund	1,132,843	32,510	40,472	7,962

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2009:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	6/30/09	6/30/09
Royce Pennsylvania Mutual Fund
Home Diagnostics	878,647	$4,366,876	$–	$–	$–	$–	878,647	$5,394,893
Nutraceutical International	737,810	5,673,759	–	–	–	–	737,810	7,665,846
Pervasive Software	1,461,500	6,182,145	–	–	–	–	1,461,500	8,900,535
Rimage Corporation	603,803	8,096,998	240,184	624,372	(174,132)	–	597,503	9,924,525
Stanley Furniture	689,924	5,464,198	–	–	–	–	689,924	7,444,280
U.S. Physical Therapy	905,675	12,072,648	–	–	–	–	905,675	13,358,706
Universal Stainless & Alloy Products*	380,527	5,513,836	–	3,845,578	(2,324,033)	–
Weyco Group	590,500	19,516,025	–	–	–	171,245	590,500	13,634,645
Winnebago Industries*	1,840,300	11,097,009	10,136	7,196,202	(4,995,553)	–
Zapata Corporation	1,009,600	6,087,888	–	–	–	–	1,009,600	6,875,376
		84,071,382			(7,493,718)	171,245		73,198,806
Royce Micro-Cap Fund
Arctic Cat	974,200	4,666,418	–	–	–	–	974,200	3,935,768
AS Creation Tapeten	157,400	3,951,574	–	–	–	215,812	157,400	3,749,639
Cache	779,000	1,573,580	–	5,216	406	–	775,800	3,010,104
CryptoLogic	726,975	1,664,773	–	123,405	(62,744)	34,717	719,575	4,403,799
GP Strategies	660,700	2,973,150	1,636,708	111,490	2,042	–	980,900	5,777,501
Key Technology	208,043	3,929,932	2,585,547	–	–	–	402,914	3,984,819
LaCrosse Footwear	487,269	6,081,117	61,046	–	–	122,617	493,669	4,615,805
PLATO Learning*	1,315,000	1,578,000	–	4,084,950	(2,122,808)	–
TGC Industries	1,115,613	2,309,319	–	4	(1)	–	1,171,393	5,704,684
ULURU	3,344,310	936,407	–	–	–	–	3,344,310	535,090
Willdan Group	424,900	807,310	–	55,998	(45,557)	–	419,600	818,220
World Energy Solutions	3,781,000	1,087,286	283,799	–	–	–	428,100	2,226,120
		31,558,866			(2,228,662)	373,146		38,761,549
Royce Premier Fund
Arkansas Best	2,056,902	61,933,319	–	4,524,746	(1,879,825)	609,571	1,956,902	51,564,368
Cabot Microelectronics	1,886,200	49,173,234	–	3,457,767	(728,520)	–	1,780,400	50,367,516
Ceradyne	2,495,700	50,687,667	–	4,200,889	(2,305,075)	–	2,395,700	42,308,062
Cognex Corporation	2,937,717	43,478,212	277,485	–	–	590,043	2,957,717	41,792,541
Dionex Corporation	1,227,700	55,062,345	2,982,559	–	–	–	1,294,500	79,003,335
Ethan Allen Interiors	1,454,100	20,895,417	4,240,715	–	–	547,752	1,758,790	18,221,065
Fossil	4,170,790	69,652,193	–	3,456,533	(1,770,612)	–	4,070,790	98,024,623
Knight Capital Group Cl. A	4,667,200	75,375,280	–	–	–	–	4,667,200	79,575,760
Lincoln Electric Holdings	2,469,597	125,776,575	–	–	–	1,333,582	2,469,597	89,004,276
MKS Instruments	2,941,910	43,510,849	–	–	–	–	2,941,910	38,803,793

The Royce Funds 2009 Semiannual Report to Shareholders  |  145

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	6/30/09	6/30/09
Royce Premier Fund (continued)
Nu Skin Enterprises Cl. A	4,086,500	$42,622,195	$–	$2,460,124	$(1,061,345)	$934,145	3,986,500	$60,993,450
Pan American Silver	5,380,744	91,849,300	966,505	22,701,310	(6,672,816)	–	4,609,544	84,492,942
Sanderson Farms	1,142,000	39,467,520	17,239,212	–	–	319,760	1,502,809	67,626,405
Schnitzer Steel Industries Cl. A	1,715,600	64,592,340	–	17,163,721	(7,607,584)	55,859	1,520,238	80,359,781
Silver Standard Resources	3,827,399	61,008,740	3,276,891	–	–	–	4,007,199	75,134,981
Simpson Manufacturing	3,358,986	93,245,451	–	–	–	1,007,696	3,358,986	72,621,277
Thor Industries	3,979,300	52,447,174	–	4,790,981	(2,164,587)	548,352	3,854,300	70,803,491
Timberland Company (The) Cl. A	2,893,900	33,424,545	–	–	–	–	2,893,900	38,402,053
Unit Corporation	2,920,474	78,035,065	–	–	–	–	2,920,474	80,517,468
Woodward Governor	3,841,024	88,420,373	–	–	–	460,923	3,841,024	76,052,275
		1,240,657,794			(24,190,364)	6,407,683		1,295,669,462
Royce Low-Priced Stock Fund
Alamos Gold*	5,048,400	35,782,503	–	403,243	13,142	–
Caliper Life Sciences*	2,431,229	2,358,292	–	5,525,319	(4,681,877)	–
Castle (A.M.) & Co.	2,239,667	24,255,593	–	9,517,691	(6,108,404)	131,380	1,849,667	22,343,978
CEVA	1,281,400	8,969,800	–	–	–	–	1,281,400	11,122,552
Cross Country Healthcare	2,215,704	19,476,038	885,858	–	–	–	2,328,100	15,994,047
DivX	2,187,507	11,440,661	–	4,807,634	(3,255,373)	–	1,887,507	10,362,414
Gammon Gold*	7,283,100	39,838,557	–	17,718,247	(1,975,299)	–
Hecla Mining*	9,086,000	25,440,800	–	11,414,864	(5,497,877)	–
Houston Wire & Cable	1,291,200	12,021,072	–	–	–	219,504	1,291,200	15,378,192
Imperial Sugar	718,360	10,301,282	1,507,500	1,213,592	92,856	69,237	863,740	10,459,892
Integral Systems	354,294	4,269,243	7,754,073	–	–	–	1,066,294	8,871,566
iPass*	3,526,917	4,302,839	–	9,286,141	(7,787,471)	–
KKR Financial Holdings	9,036,960	14,278,397	–	2,825,465	(2,343,833)	–	8,786,960	8,171,873
Korn/Ferry International*	2,776,663	31,709,491	–	14,700,985	(8,211,829)	–
KVH Industries	1,150,200	5,958,036	–	–	–	–	1,150,200	7,855,866
LECG Corporation	1,722,490	11,557,908	–	–	–	–	1,722,490	5,615,317
Natuzzi ADR*	3,015,400	7,236,960	–	3,458,002	(275,488)	–
NetList*	1,620,100	484,410	–	4,795,496	(4,441,516)	–
New Frontier Media	2,126,488	3,615,030	–	404,513	(81,766)	–	1,903,000	4,567,200
Novatel Wireless	3,119,300	14,473,552	–	17,639,461	(7,267,619)	–	1,842,176	16,616,428
Nu Skin Enterprises Cl. A	3,621,200	37,769,116	–	2,544,000	(550,821)	815,626	3,471,200	53,109,360
PC-Tel	1,295,592	8,512,039	–	–	–	–	1,295,592	6,931,417
Sigma Designs	1,769,758	16,812,701	3,192,840	8,389,877	(2,650,963)	–	1,556,358	24,963,982
Tesco Corporation	3,077,305	21,971,958	–	–	–	–	3,077,305	24,433,802
Total Energy Services	1,966,700	5,974,180	–	–	–	–	1,966,700	7,372,061
TrueBlue	2,769,100	26,500,287	–	6,810,982	(3,991,162)	–	2,470,791	20,754,644
TTM Technologies	2,350,035	12,243,682	–	–	–	–	2,350,035	18,706,279
Winnebago Industries*	2,120,535	12,786,826	–	12,509,000	(7,424,591)	–
		430,341,253			(66,439,891)	1,235,747		293,630,870
Royce Total Return Fund
Bancorp Rhode Island	261,300	5,539,560	–	–	–	88,842	261,300	5,150,223
Chase Corporation	753,974	8,512,366	–	–	–	–	753,974	8,972,291
Heidrick & Struggles International*	834,761	17,980,752	–	9,220,971	(4,408,794)	205,988
LSI Industries	1,159,992	7,969,145	–	–	–	115,999	1,159,992	6,321,956
Mueller (Paul) Company	116,700	3,553,515	–	–	–	70,020	116,700	1,983,900
Peapack-Gladstone Financial	441,091	11,750,664	–	–	–	141,149	441,091	8,508,645
Starrett (L.S.) Company (The) Cl. A	529,400	8,523,340	–	–	–	127,056	529,400	3,599,920
		63,829,342			(4,408,794)	749,054		34,536,935
Royce Opportunity Fund
AXT	1,077,272	1,454,317	621,713	–	–	–	1,657,752	2,287,698
Bottomline Technologies	1,341,923	9,527,653	20,105	698,214	(195,093)	–	1,287,913	11,604,096
Bowne & Co.	1,180,200	6,939,576	763,826	17	(13)	–	1,422,715	9,261,875
BTU International	497,954	1,991,816	331,375	–	–	–	577,055	3,023,768
Cambrex Corporation	1,334,708	6,166,351	841,805	95,167	6,429	–	1,590,908	6,554,541
ClearOne Communications	699,862	2,750,458	15,550	–	–	–	704,862	2,037,051
Cost Plus*	1,173,665	1,100,898	90,879	315,754	(222,824)	–
CPI Aerostructures	305,100	1,678,050	–	31,128	(10,362)	–	302,100	2,084,490
dELiA*s	1,824,450	4,013,790	164,781	–	–	–	1,903,650	4,530,687
Design Within Reach	777,937	528,997	40,912	345,288	(291,769)	–	747,337	553,029
Dixie Group	649,132	993,172	14,374	–	–	–	659,132	1,918,074

146 | The Royce Funds 2009 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	6/30/09	6/30/09
Royce Opportunity Fund (continued)
Electroglas*	1,407,727	$201,305	$–	$2,273,299	$(2,240,065)	$–
Evans & Sutherland Computer	806,730	484,038	–	–	–	–	806,730	$403,365
Ikanos Communications*	1,364,221	1,718,919	115,108	–	–	–
Interlink Electronics	892,775	124,989	–	690,872	(660,170)	–	797,875	247,341
Interphase Corporation	392,400	651,384	134,619	–	–	–	433,100	2,425,360
LeCroy Corporation	811,536	2,475,185	24,440	–	–	–	827,036	3,101,385
Lydall	788,100	4,531,575	192,036	–	–	–	851,400	2,894,760
MarineMax	984,100	3,336,099	819,588	–	–	–	1,322,300	4,548,712
Material Sciences	679,900	1,053,845	226,279	–	–	–	963,400	915,230
Merix Corporation	1,582,267	474,680	30,737	–	–	–	1,642,167	1,231,625
Nanometrics	1,495,336	1,734,590	44,257	–	–	–	1,514,936	4,105,476
Network Equipment Technologies	1,508,893	4,345,612	578,145	14,771	(2,911)	–	1,686,587	7,184,861
Optical Cable*	307,365	829,885	–	–	–	–
Planar Systems	1,105,561	674,392	112,413	–	–	–	1,248,974	1,511,259
REX Stores	654,000	5,277,780	336,364	491,316	(85,670)	–	668,200	6,722,092
Rubio’s Restaurants	631,500	2,254,455	–	237,688	(90,519)	–	606,700	3,779,741
SCM Microsystems*	894,420	2,012,445	21,120	–	–	–
SigmaTron International	310,740	708,487	9,261	–	–	–	316,572	591,989
Thermadyne Holdings	665,771	4,573,847	371,849	–	–	–	763,971	2,681,538
Tollgrade Communications	813,184	3,887,019	94,190	593,331	(265,622)	–	773,258	4,051,872
TRC Companies	1,709,647	3,316,715	105,129	–	–	–	1,745,047	6,980,188
Trex Company	708,300	11,658,618	1,584,997	3,712,317	(435,466)	–	690,840	9,236,531
		93,470,942			(4,494,055)	–		106,468,634
Royce Special Equity Fund
Atrion Corporation	84,000	8,156,400	2,774,616	–	–	65,040	117,000	15,688,530
Bowl America Cl. A	262,500	2,430,750	287,379	–	–	83,116	290,210	3,540,562
CSS Industries	452,000	8,018,480	1,132,848	–	–	147,000	522,000	10,638,360
Dorman Products	798,200	10,536,240	944,690	–	–	–	890,000	12,308,700
Frisch’s Restaurants	315,600	5,949,060	3,079,760	–	–	96,288	456,800	13,493,872
Hawkins*	547,500	8,371,275	–	2,253,042	1,450,084	142,350
Koss Corporation	201,000	1,869,300	252,924	–	–	55,983	221,491	2,613,594
Lawson Products	431,058	9,849,675	1,974,755	–	–	101,198	582,700	8,280,167
Mesa Laboratories	59,132	1,006,427	2,208,637	–	–	23,086	179,122	3,512,582
National Presto Industries	475,000	36,575,000	964,389	–	–	2,652,900	490,500	37,327,050
Psychemedics Corporation	156,797	1,012,909	699,354	–	–	78,595	297,972	2,050,047
		93,775,516			1,450,084	3,445,556		109,453,464
Royce Value Fund
Major Drilling Group International*	1,195,100	12,101,053	–	15,384,524	(9,179,649)	150,982
		12,101,053			(9,179,649)	150,982

Royce Value Plus Fund
A.C. Moore Arts & Crafts	1,883,100	2,636,340	–	–	–	–	1,883,100	7,080,456
Anika Therapeutics	1,042,395	3,168,881	–	6,366,642	(3,995,597)	–	578,695	2,748,801
Avid Technology	1,866,700	20,365,697	1,469,401	–	–	–	1,966,700	26,373,447
Bancorp (The)	611,300	2,292,375	727,241	–	–	–	842,170	5,053,020
Caliper Life Sciences	2,191,700	2,125,949	843,442	–	–	–	2,965,500	5,248,935
Casual Male Retail Group	4,081,600	2,122,432	–	–	–	–	4,081,600	8,938,704
Celadon Group	1,998,700	17,048,911	–	–	–	–	1,998,700	16,769,093
Cerus Corporation	2,884,500	2,019,150	–	–	–	–	2,884,500	2,971,035
Christopher & Banks	2,153,900	12,061,840	–	–	–	258,468	2,153,900	14,452,669
Cosi	3,997,600	1,155,306	–	–	–	–	3,997,600	2,518,488
Cypress Bioscience	2,384,200	16,307,928	–	2,116,829	(994,498)	–	2,259,200	21,281,664
Digi International*	1,413,800	11,465,918	–	1,748,770	(407,615)	–
DivX	1,786,300	9,342,349	–	–	–	–	1,786,300	9,806,787
Dyax Corporation*	3,488,554	12,698,337	–	557,589	(365,114)	–
Exar Corporation*	2,271,464	15,150,665	–	806,904	(95,522)	–
FARO Technologies	1,284,700	21,660,042	4,629,556	–	–	–	1,584,700	24,610,391
GSI Group	1,802,000	1,031,104	972,040	–	–	–	2,538,394	2,487,626
HealthTronics	3,358,000	7,555,500	–	5,124,347	(3,877,988)	–	2,518,718	5,062,623
Houston Wire & Cable*	956,300	8,903,153	–	2,706,999	(967,025)	162,571
K-V Pharmaceutical Cl. A*	3,018,323	8,692,770	–	33,060,743	(31,309,396)	–
Liquidity Services	1,313,400	10,940,622	2,350,911	–	–	–	1,588,956	15,667,106
The Royce Funds 2009 Semiannual Report to Shareholders | 147

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	6/30/09	6/30/09
Royce Value Plus Fund (continued)
Littelfuse	1,216,000	$20,185,600	$2,397,442	$–	$–	$–	1,399,395	$27,931,924
Mercury Computer Systems	2,048,749	12,927,606	1,045,214	–	–	–	2,198,749	20,338,428
ORBCOMM*	2,172,101	4,691,738	–	13,418,280	(10,319,912)	–
RADVision	1,741,600	9,387,224	–	–	–	–	1,741,600	13,636,728
Shamir Optical Industry	899,900	2,546,717	1,125,495	–	–	–	1,257,200	6,374,004
Sonic Solutions*	1,488,600	2,619,936	–	17,563,959	(15,240,346)	–
Supertex	890,153	21,372,574	–	–	–	–	890,153	22,351,742
Symyx Technologies	3,267,577	19,409,408	–	–	–	–	3,267,577	19,115,325
Tennant Company	1,024,000	15,769,600	308,932	–	–	269,880	1,052,000	19,346,280
TradeStation Group	2,190,000	14,125,500	–	–	–	–	2,190,000	18,527,400
Vital Images*	1,078,566	15,002,853	–	13,486,514	(5,958,948)	–
		326,784,025			(73,531,961)	690,919		318,692,676

* Not an Affiliated Company at June 30, 2009.

Restricted Securities:
     Certain of the Funds’ investments are restricted as to resale and are valued at their fair value under procedures established by the Funds’ Board of Trustees.

	Number	Acquisition		Fair Value at	Percent of Net	Distributions
Security	of Shares	Dates	Cost	6/30/09	Assets	Received
Royce Pennsylvania Mutual Fund
Magma Energy	200,000	6/09	$260,220	$257,920	0.0%	$–
Royce Micro-Cap Fund
Kennedy-Wilson Conv.	4,500	5/08, 9/08	4,500,000	3,642,854	0.5	78,750
Magma Energy	2,513,700	6/09	3,270,575	3,241,671	0.4	–
Royce Heritage Fund
Kennedy-Wilson Conv.	565	9/08	565,000	457,381	0.4	9,888
Magma Energy	500,000	6/09	650,550	644,801	0.5	–
Royce Financial Services Fund
Kennedy-Wilson Conv.	297	5/08, 9/08	297,000	240,428	2.0	5,198
Royce Dividend Value Fund
Kennedy-Wilson Conv.	230	5/08	230,000	186,190	1.6	4,025
Royce International Smaller-Companies Fund
Magma Energy	95,000	6/09	123,604	122,512	2.4	–
Royce Focus Value Fund
Magma Energy	30,000	6/09	39,033	38,688	1.4	–
Royce Partners Fund
Magma Energy	9,000	6/09	11,710	11,606	1.0	–

148 | The Royce Funds 2009 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

          As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire six-month period ended June 30, 2009. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
          The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2009 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
          The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/09	6/30/09	Period(1)	1/1/09	6/30/09	Period(1)	Ratio(2)
Investment Class
Royce Pennsylvania Mutual Fund	$1,000.00	$1,082.13	$4.96	$1,000.00	$1,020.03	$4.81	0.96%
Royce Micro-Cap Fund	1,000.00	1,216.13	8.79	1,000.00	1,016.86	8.00	1.60%
Royce Premier Fund	1,000.00	1,089.05	6.16	1,000.00	1,018.89	5.96	1.19%
Royce Low-Priced Stock Fund	1,000.00	1,170.12	6.67	1,000.00	1,018.65	6.21	1.24%
Royce Total Return Fund	1,000.00	1,033.03	6.00	1,000.00	1,018.89	5.96	1.19%
Royce Heritage Fund(3)	1,000.00	1,193.22	6.74	1,000.00	1,018.65	6.21	1.24%
Royce Opportunity Fund	1,000.00	1,192.10	6.96	1,000.00	1,018.45	6.41	1.28%
Royce Special Equity Fund	1,000.00	1,086.19	6.10	1,000.00	1,018.94	5.91	1.18%
Royce Value Fund	1,000.00	1,154.29	6.36	1,000.00	1,018.89	5.96	1.19%
Royce Value Plus Fund	1,000.00	1,164.37	5.80	1,000.00	1,019.44	5.41	1.08%
Royce 100 Fund	1,000.00	1,118.47	6.51	1,000.00	1,018.65	6.21	1.24%
Royce Dividend Value Fund	1,000.00	1,118.00	6.51	1,000.00	1,018.65	6.21	1.24%

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,085.51	6.41	1,000.00	1,018.65	6.21	1.24%
Royce Micro-Cap Fund	1,000.00	1,215.33	9.12	1,000.00	1,016.56	8.30	1.66%
Royce Premier Fund	1,000.00	1,087.31	7.66	1,000.00	1,017.46	7.40	1.48%
Royce Low-Priced Stock Fund	1,000.00	1,168.12	8.01	1,000.00	1,017.41	7.45	1.49%
Royce Total Return Fund	1,000.00	1,032.96	7.16	1,000.00	1,017.75	7.10	1.42%
Royce Heritage Fund(3)	1,000.00	1,191.19	8.53	1,000.00	1,017.01	7.85	1.57%
Royce Opportunity Fund	1,000.00	1,190.48	8.20	1,000.00	1,017.31	7.55	1.51%
Royce Special Equity Fund	1,000.00	1,085.46	7.19	1,000.00	1,017.90	6.95	1.39%
Royce Value Fund	1,000.00	1,152.86	7.95	1,000.00	1,017.41	7.45	1.49%
Royce Value Plus Fund	1,000.00	1,161.01	8.09	1,000.00	1,017.31	7.55	1.51%
Royce 100 Fund	1,000.00	1,118.67	7.83	1,000.00	1,017.41	7.45	1.49%
Royce Discovery Fund	1,000.00	1,091.95	7.73	1,000.00	1,017.41	7.45	1.49%
Royce Financial Services Fund	1,000.00	1,138.82	7.90	1,000.00	1,017.41	7.45	1.49%
Royce Dividend Value Fund	1,000.00	1,114.84	7.81	1,000.00	1,017.41	7.45	1.49%
Royce European Smaller-Companies Fund	1,000.00	1,227.36	9.33	1,000.00	1,016.41	8.45	1.69%
Royce Global Value Fund	1,000.00	1,228.36	9.34	1,000.00	1,016.41	8.45	1.69%

The Royce Funds 2009 Semiannual Report to Shareholders | 149

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/09	6/30/09	Period(1)	1/1/09	6/30/09	Period(1)	Ratio(2)
Service Class (continued)
Royce SMid-Cap Value Fund	$1,000.00	$1,058.07	$7.60	$1,000.00	$1,017.41	$7.45	1.49%
Royce International Smaller-
Companies Fund	1,000.00	1,194.57	9.20	1,000.00	1,016.41	8.45	1.69%
Royce Focus Value Fund	1,000.00	1,280.00	5.58	1,000.00	1,011.54	4.93	1.49%
Royce Partners Fund	1,000.00	1,026.00	2.61	1,000.00	1,006.06	2.58	1.49%

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	1,078.13	9.74	1,000.00	1,015.42	9.44	1.89%
Royce Micro-Cap Fund	1,000.00	1,210.07	13.59	1,000.00	1,012.50	12.37	2.48%
Royce Premier Fund	1,000.00	1,083.98	11.26	1,000.00	1,013.98	10.89	2.18%
Royce Total Return Fund	1,000.00	1,028.67	10.66	1,000.00	1,014.28	10.59	2.12%
Royce Heritage Fund(3)	1,000.00	1,185.19	13.49	1,000.00	1,012.45	12.42	2.49%
Royce Opportunity Fund	1,000.00	1,182.66	13.85	1,000.00	1,012.10	12.77	2.56%
Royce Special Equity Fund	1,000.00	1,079.73	11.76	1,000.00	1,013.49	11.38	2.28%
Royce Value Fund	1,000.00	1,148.91	12.15	1,000.00	1,013.49	11.38	2.28%
Royce Value Plus Fund	1,000.00	1,156.61	11.98	1,000.00	1,013.69	11.18	2.24%

Institutional Class

Royce Premier Fund	1,000.00	1,089.43	5.44	1,000.00	1,019.59	5.26	1.05%
Royce Low-Priced Stock Fund	1,000.00	1,168.85	6.83	1,000.00	1,018.50	6.36	1.27%
Royce Total Return Fund	1,000.00	1,033.80	5.29	1,000.00	1,019.59	5.26	1.05%
Royce Opportunity Fund	1,000.00	1,192.86	5.71	1,000.00	1,019.59	5.26	1.05%
Royce Special Equity Fund	1,000.00	1,086.45	5.43	1,000.00	1,019.59	5.26	1.05%
Royce Value Fund	1,000.00	1,154.29	5.61	1,000.00	1,019.59	5.26	1.05%
Royce Value Plus Fund	1,000.00	1,163.11	5.74	1,000.00	1,019.49	5.36	1.07%

W Class

Royce Premier Fund	1,000.00	1,089.80	5.65	1,000.00	1,019.39	5.46	1.09%
Royce Total Return Fund	1,000.00	1,033.38	5.75	1,000.00	1,019.14	5.71	1.14%

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,078.60	9.48	1,000.00	1,015.67	9.20	1.84%
Royce Premier Fund	1,000.00	1,084.77	9.51	1,000.00	1,015.67	9.20	1.84%
Royce Low-Priced Stock Fund	1,000.00	1,166.85	9.89	1,000.00	1,015.67	9.20	1.84%
Royce Total Return Fund	1,000.00	1,029.12	9.26	1,000.00	1,015.67	9.20	1.84%
Royce Heritage Fund	1,000.00	1,189.41	9.99	1,000.00	1,015.67	9.20	1.84%
Royce Opportunity Fund	1,000.00	1,189.09	9.99	1,000.00	1,015.67	9.20	1.84%
Royce Value Fund	1,000.00	1,152.08	9.82	1,000.00	1,015.67	9.20	1.84%
Royce Value Plus Fund	1,000.00	1,159.29	9.85	1,000.00	1,015.67	9.20	1.84%
Royce 100 Fund	1,000.00	1,115.44	9.65	1,000.00	1,015.67	9.20	1.84%

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,080.44	8.20	1,000.00	1,016.91	7.95	1.59%
Royce Premier Fund	1,000.00	1,085.40	8.22	1,000.00	1,016.91	7.95	1.59%
Royce Low-Priced Stock Fund	1,000.00	1,168.07	8.55	1,000.00	1,016.91	7.95	1.59%
Royce Total Return Fund	1,000.00	1,031.25	7.40	1,000.00	1,017.50	7.35	1.47%
Royce Heritage Fund	1,000.00	1,190.71	8.64	1,000.00	1,016.91	7.95	1.59%
Royce Opportunity Fund	1,000.00	1,189.82	8.63	1,000.00	1,016.91	7.95	1.59%
Royce Value Fund	1,000.00	1,140.44	8.44	1,000.00	1,016.91	7.95	1.59%
Royce Value Plus Fund	1,000.00	1,161.51	8.52	1,000.00	1,016.91	7.95	1.59%
Royce 100 Fund	1,000.00	1,118.16	8.35	1,000.00	1,016.91	7.95	1.59%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all funds existing for the full half-year period; Royce Focus Value Fund multiplied by 120 days and Royce Partners Fund multiplied by 63 days).

(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Giftshare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

150 | The Royce Funds 2009 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2009, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2009 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 Index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex-U.S.A. Small Core represents these markets excluding the United States. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
      The Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Royce European Smaller-Companies Fund invests primarily in European stocks. Royce Global Value Fund invests in companies in at least three countries, which may include the United States. Royce International Smaller-Companies Fund invests primarily in companies domiciled outside the United States. All other Royce Funds, except Royce Opportunity and Special Equity Funds, which are not limited, may invest up to 25% (35% of Royce Financial Services, Focus Value and Partners Funds) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in International Securities” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.
Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

      This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
      The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090.The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2009 Semiannual Report to Shareholders | 151

Board Approval of Investment Advisory Agreement

At meetings held on June 10-11, 2009, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund and Royce International Smaller-Companies Fund (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category” (investment performance comparisons were not provided for Royce International Smaller-Companies Fund due to its limited operating history (less than one year)), information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of brokerage commissions, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
          The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing break points for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Fund at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
          Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three, five and ten years. Except as described below, all of the Funds fell in the 1st or 2nd quartiles within the small-cap universe for the three-year, five-year and ten-year periods ended December 31, 2008. Royce Opportunity Fund (“ROF”), which is classified by Morningstar in the small value category despite its more aggressive investing style and its small growth risk profile, placed in the 4th quartile for the three- and five-year periods ended December 31, 2008. The trustees noted that if it were

152 | The Royce Funds 2009 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreement (continued)

classified in the small growth category ROF would fall in the 2nd quartile for the three- and ten-year periods and essentially at the median for the five-year period ended December 31, 2008. The trustees also noted that Royce Discovery Fund has a micro-cap focus and, had its Sharpe Ratio been compared to the peer group chosen by Morningstar for Royce Micro-Cap Fund (“RMC”), it would have placed effectively in the 2nd quartile for the three-year period and at the median for the five-year period ended December 31, 2008. In addition to each Fund’s risk-adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down-market performance and, for the Funds in existence for such periods, long-term performance records over periods of ten years or longer.
          The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performances supported the renewal of its Investment Advisory Agreement.
          Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
          The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all Funds except Royce Pennsylvania Mutual Fund (“PMF”), (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for RMC and Royce Low-Priced Stock Fund (“RLP”) had each been reduced in recent years. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
          Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratios for PMF, Royce Value Plus Fund, Royce Financial Services Fund and Royce Discovery Fund ranked within the 1st and 2nd quartile among their peers, as selected by Morningstar. Royce Total Return Fund, Royce Heritage Fund, ROF, Royce Dividend Value Fund and Royce SMid-Cap Value Fund fell in the middle quintile among their peers. Royce Premier Fund’s net expense ratio was five basis points greater than its peers but well below the category median. RMC placed in the 3rd quartile within its peer group. RMC’s net expense ratio compares favorably against the average net expense ratio for domestic stock funds in the Morningstar database with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. It was noted that RLP’s net expense ratio was in the 4th quartile of its Morningstar peer group, 17 basis points higher than its peer group median. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, which are harder to research and trade, accounts for this difference. Royce Special Equity Fund fell in the 3rd quartile within its peer group, but in the 2nd quartile and well below the median within its category. The trustees noted that Royce Value Fund (“RVV”) similarly can account for its higher relative expense ratio by its management fee being 24 basis points higher than its peer group median. Similarly Royce 100 Fund (“ROH”) placed in the 4th quartile, 19 basis points higher than its peer group median. The management fees for RVV and ROH are consistent with the other Funds and within the median management fees for small-cap funds as reported in Strategic Insight’s 2008 Contractual Management Fee Breakpoint Schedule Comparison. It was noted that most of Royce Global Value Fund’s (“RGV”) peers are in large-cap style boxes per the Morningstar data. The trustees took into consideration the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, noting that the 26 basis point differential in management fee from the category median was appropriate given RGV’s true small-cap orientation. Similarly, Royce European Smaller-Companies Fund’s (“RES”) peers are also in the large-cap style boxes. It was noted that the 40 basis point differential in the management fee from the category median was also appropriate for RES given its true small-cap orientation. Royce International Smaller-Companies Fund (“RIS”)

The Royce Funds 2009 Semiannual Report to Shareholders | 153

Board Approval of Investment Advisory Agreement (continued)

place in the 4th quartile among its peer group although its net expenses were only 8 basis points higher than the peer group median. It was noted that RIS is the smallest fund in the group, with average assets of less than $2 million (less than 1% of the size of the peer group median).

          The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that each of the Funds’ advisory fees compared favorably to these other accounts. The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to Royce Focus Value Fund’s (the “Fund”) Investment Advisory Agreement, or interested persons of any such party (“Independent Trustees”), have responsibility under the Investment Company Act of 1940 to approve the Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreement for the Fund was discussed at a meeting held on February 4-5, 2009 and was unanimously approved at such meeting for its initial term by the Board of Trustees, including the Independent Trustees.
          In considering whether to approve the Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by Royce & Associates, LLC (“R&A”), which included, among other things, fee information for funds with profiles similar to the Fund, prepared by R&A using data provided by Morningstar Associates, LLC (“Morningstar”), information regarding the past performance of funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by counsel to the Independent Trustees. The Board also met with advisory personnel from R&A. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by R&A. The Independent Trustees reviewed the services that R&A would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees discussed with officers of R&A and Charles M. Royce the amount of time that R&A would dedicate to the Fund. Additionally, the Independent Trustees considered the services provided by R&A to the other Funds in the Trust.

The Independent Trustees determined that the services proposed for the Fund by R&A would be similar to those being provided to the other Funds in the Trust. They also took into consideration the favorable history, reputation and background of W. Whitney George, who will serve as portfolio manager for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the Independent Trustees noted R&A’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed investment advisory services of R&A to the Fund compared favorably to services provided by R&A for other Funds in the Trust and other R&A client accounts in both nature and quality. The Independent Trustees concluded that the scope of services to be provided by R&A would be suitable for the Fund.

(ii)

Investment performance of the Fund and R&A: Because the Fund was just being formed, the Independent Trustees could not consider the investment performance of the Fund. They did review R&A’s performance for other Funds in the Trust. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage the Fund. They determined that R&A would be an appropriate investment adviser for the Fund.

(iii)

Cost of the services to be provided and profits to be realized by R&A from its relationship with the Fund: The Independent Trustees considered the anticipated cost of the services to be provided by R&A to the Fund. Under its proposed Investment Advisory Agreement, the Fund would pay R&A 1.00% per annum of the first $2 billion of the Fund’s average net assets, 0.95% per annum of the next $2 billion of the Fund’s average net assets, 0.90% per annum of the next $2 billion of the Fund’s average net assets and 0.85% per annum of the Fund’s average net assets in excess of $6 billion. It was further noted that R&A had agreed to cap the expenses of the Fund at 1.49% of its average net assets for the first three years of operation.

154 | The Royce Funds 2009 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreement (continued)

In reviewing the proposed investment advisory fee for the Fund, the Independent Trustees considered the advisory fees of other similar funds, as provided by Morningstar. The Independent Trustees noted that the proposed investment advisory fee was higher than the median of similar funds in the Morningstar materials, and that including the expense cap agreed to by R&A, the Fund’s operating expense ratio would be slightly below the average net operating expense ratio of similar funds in the Morningstar material. It was further noted that providing investment advisory services to a fund that will invest significant portions of its portfolio in small-cap securities is expected to be considerably more labor intensive and time consuming than providing investment advisory services to funds that invest in larger-capitalization securities. The Independent Trustees could not consider the profitability of the Fund to R&A since the Fund was recently formed and had no operating history.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Independent Trustees noted that R&A did not currently expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale. However, it was noted that breakpoints would be in place to capture economies of scale as its assets grow.

(v)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in smaller-cap securities.

No single factor was determinative to the decision of the Board. Rather, after weighing all of the factors discussed above, the Board, including the Independent Trustees, unanimously approved the Fund’s Investment Advisory Agreement.

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to Royce Partners Fund’s (the “Fund”) Investment Advisory Agreement, or interested persons of any such party (“Independent Trustees”), have responsibility under the Investment Company Act of 1940 to approve the Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreement for the Fund was discussed at a meeting held on April 22-23, 2009 and was unanimously approved at such meeting for its initial term by the Board of Trustees, including the Independent Trustees.
          In considering whether to approve the Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by Royce & Associates, LLC (“R&A”), which included, among other things, fee information for funds with profiles similar to the Fund, prepared by R&A using data provided by Morningstar Associates, LLC (“Morningstar”), information regarding the past performance of funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by counsel to the Independent Trustees. The Board also met with advisory personnel from R&A. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by R&A. The Independent Trustees reviewed the services that R&A would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees discussed with officers of R&A and Charles M. Royce, who will serve as the portfolio manager of the Fund, the amount of time that R&A would dedicate to the Fund. Additionally, the Independent Trustees considered the services provided by R&A to the other Funds in the Trust.

The Independent Trustees determined that the services proposed for the Fund by R&A would be similar to those being provided to the other Funds in the Trust. They also took into consideration the favorable history, reputation and background of Mr. Royce, who will serve as portfolio manager for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the Independent Trustees noted R&A’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed investment advisory services of Royce to the Fund compared favorably to services provided by R&A for other Funds in the Trust and other R&A client accounts in both nature and quality. The Independent Trustees concluded that the scope of services to be provided by R&A would be suitable for the Fund.

The Royce Funds 2009 Semiannual Report to Shareholders | 155

Board Approval of Investment Advisory Agreement (continued)

(ii)

Investment performance of the Fund and R&A: Because the Fund was just being formed, the Independent Trustees could not consider the investment performance of the Fund. They did review R&A’s performance for other Funds in the Trust. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage the Fund. They determined that R&A would be an appropriate investment adviser for the Fund.

(iii)

Cost of the services to be provided and profits to be realized by R&A from its relationship with the Fund: The Independent Trustees considered the anticipated cost of the services to be provided by R&A to the Fund. Under its proposed Investment Advisory Agreement, the Fund would pay R&A 1.00% per annum of the first $2 billion of the Fund’s average net assets, 0.95% per annum of the next $2 billion of the Fund’s average net assets, 0.90% per annum of the next $2 billion of the Fund’s average net assets and 0.85% per annum of the Fund’s average net assets in excess of $6 billion. It was further noted that R&A had agreed to cap the expenses of the Fund at 1.49% of its average net assets for the first three years of operation.

In reviewing the proposed investment advisory fee for the Fund, the Independent Trustees considered the advisory fees of other similar funds, as provided by Morningstar. The Independent Trustees noted that the proposed investment advisory fee was higher than the median of similar funds in the Morningstar materials, and that including the expense cap agreed to by R&A, the Fund’s operating expense ratio would be slightly below the average net operating expense ratio of similar funds in the Morningstar material. It was further noted that providing investment advisory services to a fund that will invest significant portions of its portfolio in small-cap securities is expected to be considerably more labor intensive and time consuming than providing investment advisory services to funds that invest in larger-capitalization securities. The Independent Trustees could not consider the profitability of the Fund to R&A since the Fund was recently formed and had no operating history.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Independent Trustees noted that R&A did not currently expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale. However, it was noted that breakpoints would be in place to capture economies of scale as its assets grow.

(v)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in smaller-cap securities.

No single factor was determinative to the decision of the Board. Rather, after weighing all of the factors discussed above, the Board, including the Independent Trustees, unanimously approved the Fund’s Investment Advisory Agreement.

156 | The Royce Funds 2009 Semiannual Report to Shareholders

Postscript: Big ‘If,’ Little ‘if ’

The recent ad campaign of a well-known American life insurance company revolves around the idea that its products are necessary to help one deal with life’s “big ifs,” those life situations most commonly worried over and talked about—health, education, retirement and overall quality of life. We confess to having really enjoyed the ads, whose emphasis on the uncertainties of life seemed so appropriate, even obvious, that it was hard to believe that the insurance industry had never used the idea of “the big if” before.

derived from many years spent investing is that each bull and bear market differs from its respective predecessors. So when it became clear in mid-October 2008 that the market and the economy were in the throes of genuine crisis, we knew that the crisis was genuinely different from those to which it was already being regularly compared, whether it was The Great Depression, the stagflation era of the early- to mid-Seventies or the recession of the early Eighties.

    We also began to think about the idea of ‘the big if ’ in the context of our own work managing micro-cap, small-cap and mid-cap mutual funds, especially in the volatile, often troubled period over the last nine months. Our worries as investment professionals are admittedly not quite big ifs on the scale of major life and death issues; on that scale, they’re more like little ifs, or at best mid-sized ones (though, we should point out, that status is not related to our chosen asset class). Still, we take them quite seriously. Investing, like many endeavors, involves a great deal of contingency and uncertainty. We make decisions knowing that the ground on which these decisions was based can shift radically at a moment’s notice. On any given day, a host of factors that are beyond our control—what our own Buzz Zaino calls “out of left field occurrences”—can make portfolio holdings or companies under consideration for purchase look very different than how they looked the previous day. The anxiety behind this knowledge tends to become most concentrated at times of peak euphoria or weakest performance in the stock market.

In good times and bad, our work involves close concentration on those things that we can control and/or best understand—the nuts and bolts of financial statements, our knowledge base of various companies and industries, staying true to our discipline—as we try to minimize risk and generate strong absolute returns.

    As might be expected, then, this knowledge did not make the extraordinary difficulties any easier to cope with, except insofar as we believed that the situation would eventually turn around. No one—even those few prescient souls who had seen far more than just trouble coming—knew how severe the crisis would be or how long it might last. Of course, that did little to staunch the flow of commentary. We did our best to pay as little attention as possible to the plethora of predictions of economic apocalypse. In good times and bad, our work involves close concentration on those things that we can control and/or best understand—the nuts and bolts of financial statements, our knowledge base of various companies and industries, staying true to our discipline—as we try to minimize risk and generate strong absolute returns.

    Needless to say, the last nine months have thus exacerbated both the size and quantity of the little ifs that we deal with each day. We think that our experience continues to be a great benefit to us during these challenging times, but one lesson

    Searching the micro-cap, small-cap and mid-cap markets for what we deem to be truly attractive opportunities means filtering out those distractions that could potentially dilute the process. So while we always pay attention to the economy, we do so only to the extent that we see it affecting the valuations and potential growth of the kinds of smaller companies that we like to own. To do more would involve us in a host of big ifs that we do not think would make us more effective managers. It would mean removing some of our focus on individual businesses, which present us with more than enough little ifs to keep us busy.

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Wealth Of Experience

With approximately $22 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus

Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $82 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds

745 Fifth Avenue | New York, NY 10151 | (800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies	Fund Materials and	Fund Materials and	Transactions and	24-Hour Automated
and Prospectus Inquiries	Performance Updates	Performance Updates	Account Inquiries	Telephone Service
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 841-1180	(800) 78-ROYCE (787-6923)

Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2009

	Average Annual Total Returns

			10-Year/Since		Annual Operating
Fund	1-Year	5-Year	Inception (Date)		Expenses

Royce Select Fund I	-12.92%	5.19%	10.77%		0.08%

Royce Select Fund II	-0.42	n.a.	1.81	(6/30/05)	0.24

Royce Global Select Fund	-27.88	n.a.	6.67	(6/30/05)	0.75

Royce SMid-Cap Select Fund	-20.33	n.a.	-12.96	(9/28/07)	0.28

Russell 2000	-25.01	-1.71	2.38	n.a.	n.a.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the respective Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above and in the graphs and tables appearing on pages 10-17 does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Annual operating expenses for Royce Select Fund I, Royce Select Fund II, Royce Global Select and Royce SMid-Cap Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s performance fee based on 12.5% of its pre-fee, high-watermark total return in 2008 of 0.56% for Royce Select Fund I, 4.00% for Royce Global Select Fund and 2.00% for Royce SMid-Cap Select Fund. There was no high watermark return for Royce Select Fund II for 2008, and the Fund’s total annual Fund operating expense ratio of 0.24% consisted solely of dividends on securities sold short. Actual management fees will depend on each Fund’s future returns. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. Distributor: Royce Fund Services, Inc.

Table of Contents

Semiannual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Semiannual Report to Shareholders	9

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What do people do when they buy
stocks? What are their motives and
expectations? These may seem like odd,
or at least very simple, questions, but
we think that they are worth asking in
pursuit of a larger, more important
point. After all, myriad factors can
lead a company’s stock price to higher
levels—increased demand for the
company’s existing products and/or
services, a rapidly expanding business,
a higher public profile, an innovative
new product, etc. But none of these
events ensures that the share-price
gains will last. To us, the critical
question is, what kind of companies are
most likely to experience a sustainable
increase in their business value, and
thus an increase in share price?

As long-term investors with a
disciplined value approach, we are

Continued on page 4...
Letter to Our Shareholders

Simple Twist of Fate
It was one year ago that, taking a cue from a Bob Dylan song, we wrote that something significant was happening in the markets, but the nature and degree of the event had not yet become clear. The intervening 12 months have certainly clarified things, in about as painful and destructive a fashion as possible from an investment standpoint. Back in March 2008, the fall of Bear Stearns was initially hoped to be, with fingers crossed in one hand and the other knocking on wood, an isolated, anomalous event. It took a few months, but the ongoing implosion of the subprime mortgage market sent shock waves throughout the global financial system. A significant correction in housing prices probably would have created some thorny economic problems in and of itself, but as fate would have it, many of these ill-awarded mortgages were securitized, packaged, ‘tranched’ and traded in a dizzying array of complicated arrangements that may never be completely understood. And once September rolled around, the once-slow pace of decline picked up so quickly that matters barely had time to escalate from bad to disastrous.

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      The subprime fallout hit the markets with its most devastating blows less than one year ago, though it seems much further away in time, perhaps because so much trouble arrived so quickly and perhaps because so many other significant events—a deep recession, an ensuing credit crisis, a presidential election, the bankruptcy of two of the three major American automakers, two ongoing wars, and unrest and agitation in Iran—were occurring as the financial crisis was unfolding. As of this writing, we have seen the small-cap stock market go from a stumble to a near-collapse to a short-term (and hopefully more lasting) recovery in the space of a little less than two years, with the most eventful action coming between September 2008 and the present.
      The pertinent questions are: How long can the nascent bull market last? Has the economy stabilized to the point that a sustainable recovery is just a matter of time? Will economic improvement arrive in time to prevent the recurrence of a stock market swoon? Will the federal government’s stimulus package have a tangibly positive effect on growth? For each question, the answer, unfortunately, is not ‘blowin’ in the wind’, or anywhere else for that matter. One need only look at the intensity of the debates over economic ‘green shoots’ and the question of whether they presage genuine resurgence or are simply anomalous occurrences in a still contracting economy. Our own take, about which we have more to say later in this letter, is guardedly optimistic. However, before moving on we wish to point out that our long-term perspective allows us some measure of distance from the heat of these debates. Lacking the fatalism that has characterized many observers’ forecasts for the economy and the stock market, we believe in the cyclicality of markets and the resourcefulness of our economy, both of which should be factors in the next year as we make our way by fits and starts to better days.

Lacking the fatalism that has characterized many observers’ forecasts for the economy and the stock market, we believe in the cyclicality of markets and the resourcefulness of our economy, both of which should be factors in the next year as we make our way by fits and starts to better days.
Modern Times
As for those days most recently passed, they were definitely better, as the market spent much of the period from March through June rallying from the worrisome depths it had tested in the fall and winter months. The better days began after the most recent market trough on March 9 and continued mostly unimpeded through the end of June, though there were notable sell-offs, particularly late in June and early in July. However, even the most fatalistic observer was likely cheered by the year-to-date results for the major equity indices: The small-cap Russell 2000 was up 2.6% through June 30, 2009, while the large-cap S&P 500 gained 3.2%, the more tech-laden Nasdaq Composite shot up 16.4% and the global MSCI EAFE (Europe, Australasia and Far East) rose 8.0%.

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therefore less concerned with what
may or may not make a stock price
climb, particularly in the short run.
Short-term gains for our portfolio
holdings are always welcome, but our
focus is on identifying companies
capable of long-term success as both
businesses and stocks. There are
several methods that we use to try to
determine this. The first critical step
entails a close examination of a
company’s financial profile and
history. We search for evidence of
our definition of quality—a strong
balance sheet, a history of solid
earnings, the ability to generate
positive cash flow and high returns on
invested capital. While it’s true that a
company possessing each of these
qualities is hardly guaranteed positive
stock performance (as returns for our
Funds in 2008 made painfully clear),
we think that businesses with these
characteristics are most likely to be
solid, if not strong, performers over
long-term time horizons.

Another route is of particular

Continued on page 6...

Letter to Our Shareholders

     As the date of the recent market bottom indicates, the first half of 2009 offered the worst of the recent bear market and the sparkling hope of a new, more bullish era, all within a compact six months. During the first quarter, the Russell 2000 was down 15.0%, the S&P 500 fell 11.0%, the Nasdaq Composite slipped “only” 3.1% and the MSCI EAFE sagged 13.9%. It should be remembered that these results included the beginning of the recent rally, more than three weeks’ worth of mostly rising stock prices that closed out the quarter and saw each index posting positive double-digit returns from March 9 through March 31, 2009. That the rally then took up almost the entire second quarter was thus a more than welcome development, especially as results for the four indices referenced above represented the largest respective quarterly advances since the second quarter of 2003. Yet we are still a long way from celebration. For the periods ended June 30, 2009, one-year and three-year average annual returns for all four indices remained negative, and only the MSCI EAFE managed a positive performance for the five-year period.
     Market leadership remains unclear. Consider the following: The Russell 2000 trailed the S&P 500 in the first quarter, outperformed in the second quarter, but remained behind its large-cap counterpart for the year-to-date period ended June 30, 2009. The small-cap index led its large-cap sibling for the one-year period through the end of June, trailed in the three-year period, and led in the five- and 10-year periods. Small-cap stocks also significantly outperformed large-caps for the decade-to-date period, with the Russell 2000 gaining 14.0% versus the S&P 500’s decline of 25.9% from December 31, 1999 through June 30, 2009. With dramatic and well-defined bear and bull periods over the last two years, none of us needs a reminder that market volatility has been very much the norm. However, we think that another important example of its omnipresence can be seen in the near-regular rotation of small- and large-cap leadership over recent shorter-term calendar-based periods. In such an environment, the question of where market leadership will next reside remains an open one, as does the question of how long any such leadership period is likely to last.

It Takes Growth to Laugh, It Takes Value to Cry
Within the small-cap universe, the current leadership issue is more than settled. Small-cap growth, as measured by the Russell 2000 Growth index, remained in the top spot over small-cap value, as measured by the Russell 2000 Value index. For the year-to-date period ended June 30, 2009, the Russell 2000 Growth index gained 11.4%, while the Russell 2000 Value index fell 5.2%. Both small-cap indices enjoyed robust results in the second quarter, but the Russell 2000 Value index’s 18.0% gain trailed its growth counterpart’s 23.4% return, so the turn in the tide of stock prices did little to help the

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small-cap value index to narrow the performance gap. Small-cap growth first gained its advantage in 2009 by outperforming in the bearish first quarter, down 9.7% compared to a decline of 19.6% for small-cap value, which marked the third consecutive quarter in which small-cap growth fared better than small-cap value in a negative return period. (However, at the end of 2008, small-cap value held a slender lead over growth from the small-cap peak on July 13, 2007, the official start of the small-cap bear market.) In a curious twist of fate, then, the small-cap growth index has solidified its leadership position in large part by defying its historical norm of trailing small-cap value in down markets.
     The Russell 2000 Growth index also beat its small-cap value counterpart for the one-, three- and five-year periods ended June 30, 2009. Over longer-term periods, small-cap value held sway, thanks to an earlier period of long-term leadership. The end of 2006 marked the end of an extended span of small-cap value outperformance. In each of the first seven years of the current decade, small-cap value underperformed small-cap growth only once, in 2003, and by a slight margin. These years of often-decisive performance advantages helped the Russell 2000 Value index to outpace the small-cap growth index for the 10-, 15-, 20- and 25-year periods ended June 30, 2009.
In such a volatile environment, the question of where market leadership will next reside remains an open one, as does the question of how long any such leadership period is likely to last.

     As longstanding believers in reversion to the mean, we thought it likely that this long period of outperformance for small-cap value was likely to be succeeded by a strong turn for small-cap growth when the small-cap market cycle that began in March 9, 2000 came to an end, which happened in July 2007. For the periods ended June 30, 2009, the Russell 2000 Growth index outpaced its value sibling from the small-cap peak on July 13, 2007 (-35.2% versus -42.5%) and from the small-cap market low on March 9, 2009 (+49.9% versus +47.9%). We were not surprised to see small-cap growth hold an advantage throughout the recent bear market or thus far in the rally. As much as outperformance in both an up and a down market, even over a short-term period, is a convincing measure of leadership, the current volatile condition of the market makes small-cap growth’s ongoing dominance an uncertain proposition at best.

Don’t Think Twice, It’s All Right
We were more than happy to see all four Select Funds collectively bounce back with solid to very strong performances during the first six months of 2009, particularly after each endured such poor performance in 2008. The fact that three of the four Select portfolios outperformed their respective benchmarks made 2009’s first-half results that much sweeter. (And the sole underperformer—Royce SMid-Cap

We were more than happy to see all four Select Funds collectively bounce back with solid to very strong performances during the first six months of 2009... Losing less in poor markets has often been a historical hallmark of our management, and we welcomed its return, even in a short-term time frame.

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significance to us, though it may at
first seem counterintuitive: A company
can achieve an attractive long-term
record by losing less during economic
or market downturns. Our years of
research bear out that those attributes
that we value so highly can help a firm
to weather these storms—profitable
companies with low debt and plentiful
cash have historically been stalwarts
in poor markets and/or economies (the
recent bear market notwithstanding).

In other words, we are seeking great
companies, not just great stocks.
At first, this may appear to be a
distinction without a difference, but
the difference is very real to us
because we see ourselves as business
buyers. We have always taken very
seriously the simple truth that when
one buys even one share of stock,
one becomes a stakeholder in a
business. This is why our approach
generally requires developing a deep
understanding of what a company
does and how it operates. In addition
to our discussions with a company’s

Continued on page 8...

Letter to Our Shareholders

Select Fund—turned in a strong absolute performance, which is of greater importance to us.) Even more pleasing was the fact that the Funds’ year-to-date returns were chiefly a combination of strong relative performance in the downturn between January and the small-cap low on March 9, followed by equally strong results in the rally that lasted through early June. Losing less in poor markets has often been a historical hallmark of our management, and we welcomed its return, even in a short-term time frame.
       The rally benefitted stocks across all asset and style categories, though it gave the strongest boost to non-dividend paying companies, those without earnings and low-priced stocks. The latter group was especially compelling because companies whose share prices had hit single digits needed very little to score large percentage-point gains. At Royce, we do a lot of work in the low-priced area, though our search in that or any other area of the stock market is for quality smaller companies that have fallen on hard times, whereas during the recent rally many other investors seemed to be more focused on momentum. For the portfolios taken as a whole, net gains could be found in several industry groups, including those in the beleaguered consumer and financial sectors. The most significant net gains for the four portfolios taken in aggregate were in the Industrial Products sector.

Things Have Changed
The significant question, of course, is what happens next? Late June and early July saw just enough selling for many observers to be convinced that the rally might have breathed its last, at least until more compelling evidence of a growing economy surfaces. Our own take is that the first phase of the bull market is probably complete. The rally that began in March was characterized by dynamic, double-digit returns, and stocks of all sizes in nearly all sectors and industries benefiting greatly. Around the middle of

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June, the market fell into a corrective period, almost as if it were catching its breath after the wild run-up of stock prices. This period could last for another few months or could be over by the time this Semiannual Review and Report is being read. We would expect an overall modest decline in the range of 10%-15%, regardless of the time frame. We also expect the next phase in the current cycle to be different—still bullish, but with returns that will not be as lofty. It seems to us we will see more historically typical performance patterns, frequent sector and industry rotation and greater discrimination on the part of investors for quality companies. We also feel confident that stocks of higher quality companies—those with solid earnings, high returns on invested capital and/or that pay dividends—should take the lead in the next bull phase.
      Our reasoning is that enough investors should begin to focus on company quality now that the period of momentum-driven results appears to be behind us and a recovering economy in front of us, though no one knows how far ahead it lies. Recent selling has been driven more by fundamentals than liquidity, which is a good sign for the stability of equities as a whole. Without the sense of panic that was so prevalent in the last four months of 2008, investors would be free to think more about factors such as risk, long-term performance and sustainable growth. In such a setting, we think that quality stocks would do well across virtually all asset classes and in all industries where they can be found. So we may see, for example, small-cap leadership for a short time, then a period of large-cap outperformance, etc. However, quality is likely to be a lingering presence—a constant in a solid bull market that should otherwise see regular rotations in leadership.

Beyond Here Lies...
The economy is the elephant in the room. The recent rally was fueled in large part by investors’ expectations of an economic recovery that, perhaps needless to say, has thus far not materialized. We suspect that some investors may have confused economic stabilization with economic recovery, something that surely helped the prices of certain stocks to run ahead of what their fundamentals might suggest, which in part explains why the rally lost steam in June. From an equity investor’s standpoint, economic recovery is necessary for the market’s bullish moves to be sustained. Rancorous debate about where the economy is and where it is going will continue. There will be plenty of disappointment and cynicism, as well as an ample supply of naysayers braying along the road to economic recovery, which we think will proceed slowly, at times at a pace of two steps forward one step back, to the point that within a year a recovery should be well under way. We do not think that it will be as driven by consumer spending, but instead will be led by revived industrial activity, natural resources and perhaps even financial services. Consumer activity will still play an
Quality is likely to be a lingering presence—a constant in a solid bull market that should otherwise see regular rotations in leadership.

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management, we often speak to
suppliers, customers and competitors
in order to expand our knowledge
of the company.

To be sure, we buy stocks to make
money, but the means to that sought-
after end are very specific. We are
looking for the happy marriage of
a strong financial profile with a
wonderful business that we think we
know well. This necessitates a
commitment to a disciplined process,
one that demands we know as much
about these businesses as we possibly
can. It involves making an investment
in a business as if we were purchasing
the entire company, as if we were
owners, because, after all, that is
what we become when we buy stocks.

Letter to Our Shareholders

important role, but we expect consumer spending to account for far less of GDP than it did prior to the recession, which will be a positive development.
      We look forward to the next several months and even more so to the next three to five years. Our own confidence about the economy and the equity markets is tempered by the fact that ‘less bad’ does not equate to ‘good.’ We suspect that the next round of concerns will center on the pace of improvement rather than the question of its existence, which seems to dominate economic discussions as of this writing. Yet the current mood, part of which we have just described and which seems to shift from optimism to pessimism and back again, often in the space of a single day, is infinitely preferable to the panic and capitulation that made last fall and winter so chilling. This is the kind of incremental, at times imperceptible, progress that we expect the economy to make. The market’s moves, far easier to track, will be less subtle, but both should be moving, however slowly, to a far better place.

Sincerely,
Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
July 31, 2009

8 | This page is not part of the 2009 Semiannual Report to Shareholders

The Royce Funds 2009 Semiannual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			12.63%

One-Year			-12.92

Three-Year			0.26

Five-Year			5.19

10-Year			10.77

Since Inception (11/18/98)			13.03

ANNUAL EXPENSE RATIO

Operating Expenses			0.08%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2008	-25.9%	2003	48.7%

2007	10.7	2002	-15.8

2006	15.0	2001	24.5

2005	10.9	2000	15.0

2004	19.1	1999	35.4

TOP 10 POSITIONS % of Net Assets

UltraShort 20+ Year Treasury ProShares			2.1%

Corinthian Colleges			2.0

Landstar System			1.9

GrafTech International			1.9

Sims Metal Management ADR			1.9

Oil States International			1.9

Reliance Steel & Aluminum			1.9

Brown & Brown			1.8

Markel Corporation			1.8

MSC Industrial Direct Cl. A			1.8

SHORT POSITIONS % of Net Assets

Ameriprise Financial			-0.9%

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			20.8%

Industrial Products			14.9

Natural Resources			11.5

Technology			9.6

Financial Services			8.2

Financial Intermediaries			7.4

Consumer Products			5.4

Health			3.3

Diversified Investment Companies			2.1

Consumer Services			1.3

Miscellaneous			2.3

Cash and Cash Equivalents			13.2

Royce Select Fund I

Manager’s Discussion
“Vintage value, and then some” is probably the best way to describe the stellar first-half results for Royce Select Fund I (RS1). The Fund gained an impressive 12.6% for the year-to-date period ended 6/30/09, substantially ahead of its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. The Fund achieved its results with a substantial advantage in a down quarter and a more-than-competitive showing in an up quarter. During the first quarter, stock prices were falling through early March. The Fund fell 7.2% during this opening quartet, losing less than half of what its benchmark did—the Russell 2000 declined 15.0% for the same period. The second quarter encompassed what was mostly a period of steadily rising prices, and RS1 gained 21.4% compared to a gain of 20.7% for the benchmark.
     These kinds of results helped the Fund’s relative performance in the current market cycle, which retained its distinctly bearish character through the end of the first half, the power of the rally notwithstanding. From the small-cap peak on 7/13/07 through the recent small-cap low on 3/9/09, RS1 was down 43.5% versus a loss of 58.9% for the Russell 2000. Extending this period through the end of June (and thus accounting for the recent rally) shows the Fund down 17.8% while the small-cap index lost more than twice that, down 38.8%. Although RS1 trailed its bench mark in the rally, its results were very strong on an absolute basis. From 3/9/09 through 6/30/09, the Fund rose 45.4% versus a gain of 48.9% for the Russell 2000.

     Longer-term performance was equally strong on a relative basis. From the previous small-cap peak on 3/9/00 through 6/30/09, the Fund gained 137.0%, while its benchmark fell 5.2%. The Fund’s advantages in the last two market cycles were major factors in its edge over the Russell 2000 in calendar-based periods. RS1 outperformed the small-cap index for the one-, three-, five-, 10-year and since inception (11/18/98) periods ended 6/30/09. The Fund’s average annual total return since inception was 13.0%.
      In a market rife with opportunity—even allowing for the rally—we parted ways with Bermuda-based Bank of N.T. Butterfield mostly owing to its relative low liquidity and the ongoing struggles of banking stocks. We built our position in Pason Systems, a Canadian company that provides rental oilfield instrumentation and data acquisition systems, as its price slipped. Rig counts have fallen in 2009, and natural gas prices

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date Through 6/30/09*

T. Rowe Price Group	1.19%

Sims Metal Management ADR	1.15

GrafTech International	1.00

Evercore Partners Cl. A	0.93

TMX Group	0.84

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 0.56% in 2008. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable.

             10   |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

remained under supply pressure. We think that the unique nature and value-added of its products could inspire a rebound in earnings power and a return to high ROIC (returns on invested capital) when North American drilling activity recovers.
     With the exception of Financial Intermediaries, all of the Fund’s equity sectors finished the first half in the black, with Industrial Products and Financial Services making the largest contribution to performance. The latter area’s investment management group was the portfolio’s best-performing industry and accounted for three of RS1’s top ten net gaining securities. We have liked the core business and conservative management of T. Rowe Price Group for many years. During the first half, the company benefited from improved fund flows and margins, the latter owing to effective cost cutting. We sold our shares after its price rose, based on a combination of its valuation and its higher market cap. Evercore Partners is a boutique investment bank specializing in M&A (mergers and acquisitions). Its stock price rose on an uptick in M&A activity and the prospects of share gains from Wall Street given the firm’s independence and lack of balance sheet risk, as well as a wealth of available “A”-level talent it hired in the wake of Wall Street’s woes. It recently announced an acquisition of its own that dramatically increases the scale of its growing wealth management business. We took some gains during March and April, then bought a small number of shares in May.

     Two of the Fund’s top-ten holdings at the end of June also made positive contributions. Sims Metal Management, the world’s largest scrap metal recycler, saw stabilization in its business after an uptick in prices materialized from a stimulus-driven increase in demand from China, other Asian countries and Turkey. Sims also began to see a modest pick-up in orders from U.S. mills as destocking ran its course. The firm’s philosophy of managing its business for cash flow allowed it to use its relatively debt-free balance sheet to make two acquisitions (one occurring in July 2009) of strategically located weaker competitors. With a more than 20% market share, GrafTech International is the world’s leading manufacturer of graphite electrodes, a key input (with no substitute) in steel manufacturing in electric arc furnace steel mills. When indications surfaced that steel mill destocking was likely to end in the first half of 2009, investors were attracted to its stock in anticipation of a second-half rebound in demand.

GOOD IDEAS AT THE TIME Top Detractors From Performance Year-to-Date Through 6/30/09*

Pason Systems	-0.81%

Bank of N.T. Butterfield & Son	-0.72

Comtech Telecommunications	-0.70

Berkley (W.R.)	-0.67

Diebold	-0.44

*Net of dividends

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,529 million

Weighted Average P/E Ratio**		14.2x

Weighted Average P/B Ratio		1.8x

Weighted Average Portfolio Yield		0.9%

U.S. Investments (% of Assets)		80.3%

Non-U.S. Investments (% of Assets)		6.5%

Fund Net Assets		$22 million

Turnover Rate		52%

Number of Holdings		68

Symbol		RYSFX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RS1	Median	Breakpoint

Standard Deviation	17.60	20.39	19.38

Beta	1.05	1.20	1.14

* Five years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 320 small-cap objective funds (oldest class) with at least five years of history.

The Royce Funds 2009 Semiannual Report to Shareholders   |  11

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			33.05%

One-Year			-0.42

Three-Year			-4.52

Since Inception (6/30/05)			1.81

ANNUAL EXPENSE RATIO

Operating Expenses			0.24%

* Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2008	-33.4%	2006	19.8%

2007	-5.5

TOP 10 POSITIONS % of Net Assets

Pharmaceutical Product Development			2.5%

Market Vectors Gold Miners ETF			1.9

China Green (Holdings)			1.8

Comtech Telecommunications			1.7

Daphne International Holdings			1.6

China Metal Recycling Holdings			1.5

Logitech International			1.5

Movado Group			1.5

WABCO Holdings			1.5

Jinpan International			1.5

SHORT POSITIONS % of Net Assets

Morgan Stanley China A Share Fund			-2.4%

iShares MSCI Emerging Markets Index Fund			-1.8

iShares MSCI Hong Kong Index Fund			-1.7

Ultra S&P500 ProShares			-1.6

Ameriprise Financial			-1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			16.4%

Technology			15.1

Industrial Products			14.4

Consumer Products			8.4

Natural Resources			7.8

Financial Services			6.2

Health			6.0

Consumer Services			4.5

Financial Intermediaries			1.8

Diversified Investment Companies			0.3

Miscellaneous			3.8

Cash and Cash Equivalents			15.3

Royce Select Fund II

Manager’s Discussion
The first-half performance of Royce Select Fund II (RS2) certainly gave us something to cheer about. This was especially true coming on the heels of a dismal 2008, but the Fund’s strong showing would have been welcome news in any market context. The Fund gained a very impressive 33.1% for the year-to-date period ended 6/30/09, far ahead of its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. Equally, if not more, notable was the way in which these results were attained. The first quarter was characterized by still-slipping equity prices until early March when the market shifted out of reverse. During 2009’s opening quarter, in which the Russell 2000 declined 15.0%, RS2 was up 0.1%. The Fund also participated more than fully in the rally that lasted through early June and took in much of the second quarter. Between April and June, RS2 rose 32.9%, again substantially outpacing the small-cap index, which was up 20.7% for the same period. Perhaps needless to say, we were very pleased by the Fund’s results, which were particularly strong in two very different environments.
     Small-cap stocks began a new, decidedly bearish, cycle following their peak on 7/13/07. In the context of a down market period, we were satisfied with RS2’s results during this difficult and challenging period. From 7/13/07 through the recent small-cap low on 3/9/09, the Fund was down 51.5% versus a decline of 58.9% for the Russell 2000. When one extends this period through the end of June, which includes the recent rally phase, the Fund’s performance remained strong on a relative basis. From 7/13/07 through 6/30/09, RS2 lost 20.9% compared to a loss of 38.8% for its benchmark. The Fund’s results during the rally were therefore also very strong on both an absolute and relative basis. From 3/9/09 through 6/30/09, RS2 climbed an eyecatching 63.0% versus a gain of 48.9% for the Russell 2000.

     These results helped the Fund to a significant advantage over the small-cap index for periods tied more closely to the calendar. Although its absolute returns were not ideal, its edge over its benchmark was fairly pronounced. RS2 outperformed the Russell 2000 for the one-year, three-year and since inception (6/30/05) periods ended 6/30/09.
     Eight of the Fund’s equity sectors were in the black at the end of June, with Industrial Products and Technology making by far the largest positive contributions to performance,

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date Through 6/30/09*

Daphne International Holdings	2.09%

Western Digital	1.69

Xinyi Glass Holdings	1.58

Anta Sports Products	1.54

Jinpan International	1.13

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return. There was no high watermarked return for 2008 and the Fund’s total annual Fund operating expense ratio of 0.24% consisted solely of dividends on securities sold short. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable.

             12   |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

though the Consumer Products sector was also very strong. At the industry level, the apparel, shoes and accessories group was the leader, boosted by two China-based businesses—Daphne International Holdings and Anta Sports Products—as well as domestic jeans and apparel maker True Religion Apparel. Strong net gains also came from the semiconductors and equipment group, automotive businesses, components and systems companies, exchange-traded funds, and aerospace and defense stocks.
     We have been more active in Asian stocks over the last two years, in China most notably, and several contributors to first-half performance were the fruits of these efforts. Many Asian stock markets have been enjoying even more vigorous rallies than those in the U.S. after enduring similar woes in 2008. Daphne International Holdings is China’s second largest maker of women’s shoes. We first began to buy shares at prices between 3x and 8x EBIT (Earnings Before Interest and Taxes), which represented extraordinary value to us. The company has what we regard as a well-managed, effectively integrated business in a growing market. Moreover, its margins are wide, and the company has already demonstrated that it can manage growth intelligently. We took some gains between April and June as its price soared.
     Western Digital is an American company with a business that we have liked for several years. The downturn gave us an opportunity to build a position at what we thought were very attractive prices. It is one of the world’s top three manufacturers of computer hard drives. We have long admired its status as a low-cost provider of hard drives as well as its efficient manage ment and high returns on invested capital. Its share price soared in March, mostly as the result of better-than-expected earnings in its fiscal third quarter. We sold some shares during February, April and May.

GOOD IDEAS AT THE TIME Top Detractors From Performance Year-to-Date Through 6/30/09*
     In March, mobile-data communications equipment maker Comtech Telecommunications reduced its sales and profit outlook for fiscal 2009, causing its stock price to suffer its worst decline in 29 years. We liked its balance sheet and its long-term prospects, especially in the areas of satellite and mobile-tracking equipment that it provides to the U.S. military. Its low stock prices allowed us to more than quadruple our position during the first half. For much of the last 12 months, we built a large stake in Waste Services, which provides collection, landfill disposal and recycling services for commercial, industrial and residential customers in the U.S. and Canada. Its business has slowed, but we think that it is ripe for a pick-up when the economy turns around.

Comtech Telecommunications	-1.26%

Waste Services	-0.61

Cash America International	-0.54

1-800-FLOWERS.COM Cl. A	-0.53

GMX Resources	-0.52

*Net of dividends

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$926 million

Weighted Average P/E Ratio**		12.1x

Weighted Average P/B Ratio		1.6x

Weighted Average Portfolio Yield		1.6%

U.S. Investments (% of Assets)		67.3%

Non-U.S. Investments (% of Assets)		17.4%

Fund Net Assets		$3 million

Turnover Rate		61%

Number of Holdings		100

Symbol		RSFDX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 6/30/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RS2	Median	Breakpoint

Standard Deviation	26.71	23.35	22.04

Beta	1.28	1.14	1.08

*Three years ended 6/30/09. Category Median and Best Quartile Breakpoint based on 342 small-cap objective funds (oldest class) with at least three years of history.

The Royce Funds 2009 Semiannual Report to Shareholders   |  13

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan-June 2009*			18.85%

One-Year			-27.88

Three-Year			0.02

Since Inception (6/30/05)			6.67

ANNUAL EXPENSE RATIO

Operating Expenses			0.75%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2008	-34.4%	2006	-19.4%

2007	18.2

TOP 10 POSITIONS % of Net Assets

Spirax-Sarco Engineering			3.0%

Pfeiffer Vacuum Technology			2.8

Mayr-Melnhof Karton			2.8

Sims Metal Management ADR			2.7

Carl Zeiss Meditec			2.6

Duratex			2.5

Knight Capital Group Cl. A			2.5

Sipef			2.4

Rational			2.2

Intrepid Potash			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			25.4%

Industrial Products			21.6

Health			8.8

Consumer Products			6.5

Financial Services			6.4

Financial Intermediaries			3.9

Diversified Investment Companies			3.5

Technology			3.5

Industrial Services			3.5

Consumer Services			1.1

Utilities			0.4

Preferred Stock			2.5

Cash and Cash Equivalents			12.9

Royce Global Select Fund

Manager’s Discussion
It was very good news to see a robust recovery for so many stocks across the globe during the first half of 2009. Royce Global Select Fund (RGS) gained 18.9% for the year-to-date period ended 6/30/09, comfortably ahead of its global small-cap benchmark, the MSCI World Small Core index, which rose 14.7% for the same period. After losing less than its benchmark in 2008, the Fund posted strong absolute results in the first half, which were more gratifying to us than its wide margin of outperformance over its benchmark.
     Particularly noteworthy was the way in which RGS’s year-to-date results were achieved, with terrific relative down market performance early in the year and robust absolute return in the spring upturn. During the still-bearish first quarter, the Fund lost 3.8% versus a decline of 10.5% for the MSCI World Small Core. Stock prices started to show renewed vigor early in March and continued to rise mostly unimpeded into early June. The Fund participated nicely in this so far short-term bullish phase, up 23.5% in the second quarter compared to 28.1% for its benchmark.

     The current cycle has been very difficult, and has affected stocks more or less equally all over the globe. In this context of a major global downturn, we were quite satisfied with RGS’s relative showing. From the recent domestic small-cap peak on 7/13/07 through the recent small-cap market low on 3/9/09, the Fund fell 45.3%, while the MSCI World Small Core declined 63.3%. (The domestic small-cap Russell 2000 index was down 58.9% during the same period.) Extending this period to account for the rally that began off the domestic small-cap market low on 3/9/09 also showed the Fund with an advantage. From the July 2007 peak through 6/30/09, RGS lost 25.6%, while its benchmark was down 41.0%. From the March low through 6/30/09, RGS gained 36.2% versus a gain of 52.6% for the MSCI World Small Core index. We were very pleased that the Fund outpaced its global small-cap benchmark for the three-year and since inception (6/30/05) periods ended 6/30/09.
GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date Through 6/30/09*

Sims Metal Management ADR	1.75%

Sipef	1.51

Northam Platinum	1.26

TMX Group	1.14

Fresnillo	1.13

*Includes dividends

     Eight of the Fund’s equity sectors finished the first half in the black, with three making outsized positive contributions to performance—Natural Resources, Industrial Products and Consumer Products. The first of these three areas saw strong gains from holdings in the precious metals and mining group and, to a lesser extent, energy services companies. Precious metals and mining holdings profited from stable or rising commodity prices

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 4.00% in 2008 and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             14   |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

and a decline in mining costs. Improved commodity prices also had the apparent effect of making financing easier to obtain, which in turn seemed to help stock prices. Northam Platinum, Ivanhoe Mines, and Fresnillo were the leaders in this group. In the energy services group, the top contributor was contract driller and well servicer Ensign Energy Services and Major Drilling Group International. The former is a Canadian firm and a long-time Royce favorite that posted positive (though declining) earnings, which seemed to be all that was necessary to attract investors anticipating higher energy prices.
     Two top-ten positions were significant positive contributors to first-half results. The core business of Sims Metal Management, the world’s largest scrap metal recycler, gradually started to stabilize after an uptick in prices materialized from a stimulus-driven increase in demand from China, other Asian countries and Turkey. Sims also began to see a modest pick-up in orders from U.S. mills as destocking ran its course. The firm’s philosophy of managing its business for cash flow allowed it to use its strong balance sheet to make two acquisitions (one occurring in July 2009) of strategically located weaker competitors. We reduced our position in the first half as its stock price climbed. Sipef operates palm oil and rubber plantations. We think that the palm oil business continues to offer terrific growth potential, particularly in China, India and elsewhere in Asia. After commodity prices fell dramatically in the second half of 2008, they popped back up in the first half of 2009, helping Sipef ’s stock price to do the same.

GOOD IDEAS AT THE TIME Top Detractors From Performance Year-to-Date Through 6/30/09*
     Woodward Governor manufactures energy control systems for commercial and military aircraft. Its stock price plunged as the company announced a large acquisition around the same time it revised downward its outlook for the year due to continuing softening conditions in aircraft manufacturing. We sold our shares as the acquisition caused more balance sheet dilution than we could live with. Another long-time Royce position did not participate in the first-half recovery. Lincoln Electric Holdings is a welding and cutting products maker that suffered from the recession’s effect on its business. Although we think that it’s likely to benefit from a re-start in global infrastructure construction, we chose to take our losses and move on in RGS’s portfolio. We bought more shares of ETF (exchange-traded fund) UltraShort Real Estate ProShares as we remain bearish on the domestic real estate market.

Woodward Governor	-0.97%

UltraShort Real Estate ProShares	-0.88

Lincoln Electric Holdings	-0.82

Endo Pharmaceuticals Holdings	-0.59

Pason Systems	-0.46

*Net of dividends

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,149 million

Weighted Average P/E Ratio**	11.2x

Weighted Average P/B Ratio	1.8x

Weighted Average Portfolio Yield	2.0%

Fund Net Assets	$7 million

Turnover Rate	45%

Number of Holdings	58

Symbol	RSFTX

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/09).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United States	19.4%

Canada	15.1

Germany	7.7

South Africa	5.3

United Kingdom	4.8

France	4.5

Austria	4.5

Mexico	4.3

Australia	2.7

Italy	2.6

Brazil	2.5

Belgium	2.4

Jersey	1.7

Cayman Islands	1.7

Denmark	1.6

Hong Kong	1.6

United Arab Emirates (U.A.E.)	1.4

Papua New Guinea	1.2

Switzerland	1.1

Finland	1.0

The Royce Funds 2009 Semiannual Report to Shareholders  |  15

CUMULATIVE TOTAL RETURNS Through 6/30/09

Jan-June 2009*	4.64%

One-Year	-20.33

Since Inception (9/28/07)	-12.96

ANNUAL EXPENSE RATIO

Annual Operating Expenses	0.28%

* Not annualized

TOP 10 POSITIONS % of Net Assets

Wesco Financial	3.0%

Lubrizol Corporation (The)	2.6

Hubbell Cl. B	2.4

Unit Corporation	2.0

Invesco	1.8

Omnicom Group	1.8

Alliant Techsystems	1.8

PerkinElmer	1.7

ENSCO International	1.7

GATX Corporation	1.6

SHORT POSITIONS % of Net Assets

Scotts Miracle-Grow Company	-0.7%

Dean Food Company	-0.6

Tanger Factory Outlet Center	-0.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	13.2%

Industrial Products	12.0

Industrial Services	8.8

Financial Intermediaries	7.7

Natural Resources	4.8

Financial Services	4.5

Consumer Products	4.0

Health	2.8

Utilities	2.3

Diversified Investment Companies	1.6

Miscellaneous	2.4

Cash and Cash Equivalents	35.9

Royce SMid-Cap Select Fund

Manager’s Discussion
The stock market rallied in the first half of 2009, enabling Royce SMid-Cap Select Fund (RSS) to turn its performance around and head into positive territory. RSS was up 4.6% for the year-to-date period ended 6/30/09, underperforming its benchmark, the Russell 2500, which was up 6.5% for the same period. During the first quarter, the Fund’s performance was solid on a relative basis: RSS declined 6.8%, losing less than its benchmark, which fell 11.4% for the same period. There was a change-up, though, in the more dynamic second quarter, in which the Fund gained 12.3%, trailing its benchmark, which was up 20.3%. During the recent rally that began off the recent small-cap low on 3/9/09 and continued through 6/30/09, the Fund rose 21.2%, though it lagged the Russell 2500, which was up 46.8% for the same period. The Fund’s relatively high cash position throughout the first half was a factor both in its relatively strong first quarter and its relative lag during the rally.
     RSS has been in existence for slightly less than two years, a period that has been nothing short of traumatic for the market, and equally discouraging for the Fund on an absolute basis. While negative performance is always disappointing, we were nonetheless somewhat encouraged by the Fund’s longer-term relative results. RSS outpaced the Russell 2500 for the one-year and since inception (9/28/07) periods ended 6/30/09.

     By a wide margin, the Industrial Products sector made the largest positive contribution to performance in the first half, followed by Technology. Within the Industrial Products sector, industrial components companies, the metal fabrication and distribution group, and specialty chemicals and materials businesses were the best-performing industries. Reliance Steel & Aluminum, which had the greatest single positive impact on the Fund’s results for the first half, processes and distributes metals. An acquisition in 2008 that was slated to be financed with equity was instead made by the firm taking on additional debt. Although concerned about the effect this had on the balance sheet, we re-initiated a position early in 2009 because we thought the firm’s well-managed business could rebound. We were pleased to see its stock price revive in the first half, which prompted us to begin selling our shares in April. Top-ten position Lubrizol Corporation, another holding in the Industrial Products sector, was also a key contributor. This specialty chemical manufacturer of lubricating additives benefitted both from recent market share gains to the detriment of its competitors and reductions in the cost of feed stock raw materials necessary to its business.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date Through 6/30/09*

Reliance Steel & Aluminum	1.36%

Life Technologies	0.90

Lubrizol Corporation (The)	0.65

St. Mary Land & Exploration	0.54

Cubic Corporation	0.53

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most recent prospectus and include the Fund’s management fee based on 12.5% of its pre-fee high water marked return of 2.00% in 2008. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable.

             16   |  The Royce Funds 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

     Outside of the Industrial Products sector, we enjoyed success with Life Technologies, a global biotechnology tools company offering products and services geared toward enabling researchers to accelerate scientific exploration. The firm’s revenues and earnings were showing distinctly healthy signs, which drew investors and helped its stock price to spike upward in the first half. The leading contributor in the Technology sector was Cubic Corporation, which designs and manufactures defense electronics and transportation fare collection systems. It business has benefitted meaningfully from winning recent military-related contracts. Having reached our price targets in May, the stock was sold from the portfolio. The Natural Resources sector was also a positive contributor. St. Mary Land & Exploration is a crude oil and natural gas production and exploration company. Its revenues showed gradual improvement during the first half, which was apparently more than enough to pique the interest (and open the wallets) of investors who may have been anticipating higher energy prices in the second half of 2009. We sold our shares in April and June.

GOOD IDEAS AT THE TIME Top Detractors From Performance Year-to-Date Through 6/30/09*
     The Fund’s equity sectors that finished the first half in the red—Financial Services, Financial Intermediaries and Industrial Services—made only a marginally negative impact. We were unsure about the prospects for Leucadia National, a holding company with businesses as far flung as insurance, manufacturing, auto finance, medical products, gaming, oil and gas drilling, and real estate. The company suffered when a short-term mark-to-market price calculation driven by two of its underlying investments wreaked havoc on its stock price. That uproar has since tempered, and both underlying investments posted very strong results in the second quarter. We sold our position in March, with the thought that the insurance brokers who were also under duress from balance sheet issues and mark-to-market valuations would recover more rapidly due in part to improved pricing. (In July 2009, we re-initiated a position.) While we were disappointed that asset manager AllianceBernstein did not participate fully in the recent rally, we continue to have confidence in its management team and long-term prospects. While we have generally been cautious about investing in financial stocks during the current bear market, we have an ongoing enthusiasm for asset management companies. This is an area we think we know well, and in which we see strong potential going forward.

Leucadia National	-0.94%

AllianceBernstein Holding L.P.	-0.73

KBR	-0.52

Unit Corporation	-0.48

Republic Services	-0.37

*Net of dividends

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,650 million

Weighted Average P/E Ratio**	12.4x

Weighted Average P/B Ratio	1.6x

Weighted Average Portfolio Yield	1.5%

U.S. Investments (% of Assets)	62.5%

Non-U.S. Investments (% of Assets)	1.6%

Fund Net Assets	$1 million

Turnover Rate	314%

Number of Holdings	72

Symbol	RMISX

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/09).

The Royce Funds 2009 Semiannual Report to Shareholders   |  17

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 86.8%

Consumer Products – 5.4%
Apparel, Shoes and Accessories - 4.0%
Columbia Sportswear	5,200	$160,784
Polo Ralph Lauren	2,300	123,142
Volcom [a]	23,200	290,000
†Warnaco Group (The) [a]	8,800	285,120

		859,046

Consumer Electronics - 0.8%
Dolby Laboratories Cl. A [a]	4,900	182,672

Sports and Recreation - 0.6%
Thor Industries	7,500	137,775

Total (Cost $1,026,639)		1,179,493

Consumer Services – 1.3%
Media and Broadcasting - 1.3%
†Scripps Networks Interactive Cl. A	10,500	292,215

Total (Cost $297,224)		292,215

Diversified Investment Companies – 2.1%
Exchange Traded Funds - 2.1%
†UltraShort 20+ Year Treasury ProShares [a]	9,000	458,280

Total (Cost $373,618)		458,280

Financial Intermediaries – 7.4%
Insurance - 5.2%
†Alleghany Corporation [a]	1,422	385,362
Berkley (W.R.)	16,500	354,255
Markel Corporation [a]	1,400	394,380

		1,133,997

Securities Brokers - 1.7%
Lazard Cl. A	13,500	363,420

Securities Exchanges - 0.5%
TMX Group	3,500	101,827

Total (Cost $1,775,263)		1,599,244

Financial Services – 8.2%
Information and Processing - 2.4%
Morningstar [a]	3,100	127,813
SEI Investments	21,200	382,448

		510,261

Insurance Brokers - 1.8%
Brown & Brown	19,800	394,614

Investment Management - 4.0%
AllianceBernstein Holding L.P.	8,700	174,783
Evercore Partners Cl. A	15,400	302,456
†Federated Investors Cl. B	16,000	385,440

		862,679

Total (Cost $1,600,673)		1,767,554

	SHARES	VALUE
Health – 3.3%
Health Services - 2.1%
Covance [a]	2,500	$123,000
ICON ADR [a]	15,600	336,648

		459,648

Medical Products and Devices - 1.2%
†Dentsply International	8,300	253,316

Total (Cost $559,087)		712,964

Industrial Products – 14.9%
Automotive - 0.7%
Gentex Corporation	13,200	153,120

Building Systems and Components - 2.2%
Drew Industries [a,b]	18,600	226,362
Simpson Manufacturing	11,200	242,144

		468,506

Industrial Components - 1.9%
GrafTech International [a]	36,700	415,077

Machinery - 2.4%
Astec Industries [a]	6,500	192,985
Wabtec Corporation	10,400	334,568

		527,553

Metal Fabrication and Distribution - 4.9%
†Nucor Corporation	5,500	244,365
†Reliance Steel & Aluminum	10,500	403,095
Sims Metal Management ADR	19,840	409,101

		1,056,561

Pumps, Valves and Bearings - 2.8%
Gardner Denver [a]	12,800	322,176
IDEX Corporation	11,500	282,555

		604,731

Total (Cost $2,577,206)		3,225,548

Industrial Services – 20.8%
Commercial Services - 11.6%
Cintas Corporation	13,200	301,488
Copart [a]	6,300	218,421
Corinthian Colleges [a]	26,100	441,873
CRA International [a]	11,400	316,464
MAXIMUS	7,200	297,000
MPS Group [a]	23,500	179,540
Robert Half International	10,000	236,200
Universal Technical Institute [a]	14,800	220,964
Watson Wyatt Worldwide Cl. A	7,810	293,109

		2,505,059

Engineering and Construction - 1.5%
KBR	17,200	317,168

Food, Tobacco and Agriculture - 1.7%
Intrepid Potash [a]	13,300	373,464

Industrial Distribution - 1.8%
MSC Industrial Direct Cl. A	10,900	386,732

Transportation and Logistics - 4.2%
Arkansas Best	8,200	216,070
Landstar System	11,700	420,147

18 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
Universal Truckload Services	17,800	$278,570

		914,787

Total (Cost $4,298,128)		4,497,210

Natural Resources – 11.5%
Energy Services - 10.5%
Calfrac Well Services	25,500	270,752
Helmerich & Payne	6,500	200,655
Major Drilling Group International	21,800	342,233
Oil States International [a]	16,700	404,307
Pason Systems	44,000	354,451
ShawCor Cl. A	19,500	337,476
Unit Corporation [a]	12,800	352,896

		2,262,770

Precious Metals and Mining - 1.0%
†Randgold Resources ADR	3,400	218,178

Total (Cost $2,480,347)		2,480,948

Technology – 9.6%
Aerospace and Defense - 1.0%
HEICO Corporation Cl. A	7,200	210,672

Components and Systems - 2.2%
Plexus Corporation [a]	11,100	227,106
Teradata Corporation [a]	11,000	257,730

		484,836

IT Services - 1.2%
Total System Services	20,200	270,478

Semiconductors and Equipment - 2.2%
Cabot Microelectronics [a]	6,000	169,740
Rofin-Sinar Technologies [a]	14,900	298,149

		467,889

Telecommunications - 3.0%
Comtech Telecommunications [a]	11,400	363,432
Harmonic [a]	47,400	279,186

		642,618

Total (Cost $1,794,529)		2,076,493

Miscellaneous[c] – 2.3%
Total (Cost $508,571)		488,108

TOTAL COMMON STOCKS
(Cost $17,291,285)		18,778,057

REPURCHASE AGREEMENT – 11.8%

State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $2,548,001 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $2,613,368)

(Cost $2,548,000)		2,548,000

	SHARES	VALUE
TOTAL INVESTMENTS – 98.6%
(Cost $19,839,285)		$21,326,057

CASH AND OTHER ASSETS LESS LIABILITIES – 1.4%		306,064

NET ASSETS – 100.0%		$21,632,121

SECURITIES SOLD SHORT
COMMON STOCKS – 0.9%
Financial Services – 0.9%
Investment Management - 0.9%
Ameriprise Financial	7,600	$184,452

TOTAL SECURITIES SOLD SHORT
(Proceeds $190,485)		$184,452

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 84.7%

Consumer Products – 8.4%
Apparel, Shoes and Accessories - 5.3%
Anta Sports Products	25,800	$31,912
†Daphne International Holdings	84,800	44,255
Movado Group	3,950	41,633
True Religion Apparel [a]	1,100	24,530
Xinyu Hengdeli Holdings	12,500	3,687

		146,017

Food/Beverage/Tobacco - 0.8%
†Thai Beverage PCL	158,400	23,509

Health, Beauty and Nutrition - 2.3%
NBTY [a]	1,100	30,932
NutriSystem	2,200	31,900

		62,832

Total (Cost $140,759)		232,358

Consumer Services – 4.5%
Online Commerce - 0.5%
1-800-FLOWERS.COM Cl. A [a]	7,723	14,828

Retail Stores - 4.0%
American Eagle Outfitters	1,750	24,798
Cash America International	1,000	23,390
DSW Cl. A [a,b]	1,900	18,715
EZCORP Cl. A [a]	2,000	21,560
Tiffany & Co.	800	20,288

		108,751

Total (Cost $164,391)		123,579

Diversified Investment Companies – 0.3%
Exchange Traded Funds - 0.3%
UltraShort 20+ Year Treasury ProShares [a]	200	10,184

Total (Cost $8,396)		10,184

Financial Intermediaries – 1.8%
Insurance - 1.2%
Fidelity National Financial Cl. A	1,300	17,589
Greenlight Capital Re Cl. A [a]	900	15,579

		33,168

Securities Brokers - 0.6%
Lazard Cl. A	600	16,152

Total (Cost $51,929)		49,320

Financial Services – 6.2%
Diversified Financial Services - 0.9%
†World Acceptance [a]	1,300	25,883

Information and Processing - 2.1%
FactSet Research Systems	400	19,948
Interactive Data	1,600	37,024

		56,972

Investment Management - 3.2%
AllianceBernstein Holding L.P.	1,200	24,108
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Evercore Partners Cl. A	800	$15,712
Janus Capital Group	1,700	19,380
Value Partners Group [a]	65,000	28,367

		87,567

Total (Cost $194,305)		170,422

Health – 6.0%
Drugs and Biotech - 1.8%
Endo Pharmaceuticals Holdings [a]	1,100	19,712
WuXi PharmaTech Cayman ADR [a]	3,100	29,264

		48,976

Health Services - 4.2%
Air Methods [a,b]	805	22,025
†Pharmaceutical Product Development [b]	3,000	69,660
Res-Care [a]	1,700	24,310

		115,995

Total (Cost $160,321)		164,971

Industrial Products – 14.4%
Automotive - 3.4%
Minth Group	28,300	23,487
WABCO Holdings	2,350	41,595
Xinyi Glass Holdings	34,100	29,337

		94,419

Machinery - 2.3%
HLS Systems International [a]	4,000	23,200
Jinpan International	1,406	40,268

		63,468

Metal Fabrication and Distribution - 4.2%
Commercial Metals	1,400	22,442
Foster (L.B.) Company Cl. A [a]	800	24,056
Fushi Copperweld [a]	2,740	22,660
Haynes International [a]	700	16,590
†Kennametal	1,500	28,770

		114,518

Miscellaneous Manufacturing - 1.1%
China Automation Group	79,200	30,674

Pumps, Valves and Bearings - 0.8%
Kaydon Corporation	700	22,792

Specialty Chemicals and Materials - 2.6%
†Kingboard Chemical Holdings	13,000	32,448
Migao Corporation [a]	1,600	10,592
OM Group [a,b]	1,000	29,020

		72,060

Total (Cost $298,693)		397,931

Industrial Services – 16.4%
Advertising and Publishing - 1.3%
Airmedia Group ADR [a]	2,010	12,945
ValueClick [a]	2,160	22,723

		35,668

20 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services - 5.0%
Acacia Research-Acacia Technologies [a]	1,900	$14,953
†Copart [a]	800	27,736
Global Sources [a]	1,870	13,483
Monster Worldwide [a]	1,400	16,534
†Team [a]	1,990	31,183
Waste Services [a]	6,800	35,224

		139,113

Engineering and Construction - 1.8%
KBR	2,000	36,880
NVR [a]	25	12,560

		49,440

Food, Tobacco and Agriculture - 4.2%
Cal-Maine Foods	1,000	24,960
Chaoda Modern Agriculture	28,124	16,664
China Green (Holdings)	47,300	49,633
Hanfeng Evergreen [a]	1,400	7,113
Origin Agritech [a]	3,900	18,096

		116,466

Printing - 2.0%
CSS Industries [b]	1,200	24,456
Multi-Color Corporation	2,500	30,650

		55,106

Transportation and Logistics - 0.6%
Atlas Air Worldwide Holdings [a]	650	15,073

Other Industrial Services - 1.5%
†China Metal Recycling Holdings [a]	50,000	42,258

Total (Cost $432,436)		453,124

Natural Resources – 7.8%
Energy Services - 3.9%
CE Franklin [a]	4,300	22,532
†Lufkin Industries	600	25,230
Patterson-UTI Energy	1,300	16,718
Rowan Companies [a]	1,250	24,150
Willbros Group [a]	1,600	20,016

		108,646

Oil and Gas - 0.8%
St. Mary Land & Exploration	1,000	20,870

Precious Metals and Mining - 3.1%
Market Vectors Gold Miners ETF [a,b]	1,400	52,864
Seabridge Gold [a]	1,300	33,722

		86,586

Total (Cost $202,809)		216,102

Technology – 15.1%
Aerospace and Defense - 2.1%
BE Aerospace [a]	2,300	33,028
Integral Systems [a]	3,040	25,293

		58,321

Components and Systems - 4.5%
AAC Acoustic Technologies Holdings	34,300	27,221
Logitech International [a]	3,000	42,000
	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
VTech Holdings	3,500	$23,990
Western Digital [a]	1,150	30,475

		123,686

Internet Software and Services - 0.5%
Akamai Technologies [a]	800	15,344

IT Services - 0.6%
AsiaInfo Holdings [a,b]	900	15,489

Semiconductors and Equipment - 3.2%
†IPG Photonics [a]	1,700	18,649
Lam Research [a,b]	1,000	26,000
MEMC Electronic Materials [a]	800	14,248
Varian Semiconductor Equipment Associates [a]	1,200	28,788

		87,685

Software - 1.4%
American Software Cl.A	4,070	23,443
SkillSoft ADR [a]	2,100	16,380

		39,823

Telecommunications - 2.8%
Comtech Telecommunications [a]	1,500	47,820
Tekelec [a]	1,750	29,452

		77,272

Total (Cost $346,824)		417,620

Miscellaneous[c] – 3.8%
Total (Cost $81,486)		104,208

TOTAL COMMON STOCKS
(Cost $2,082,349)		2,339,819

REPURCHASE AGREEMENT – 13.9%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $383,000 (collateralized by obligations of various U.S. Government Agencies, due 7/2/09, valued at $395,000)
(Cost $383,000)		383,000

TOTAL INVESTMENTS – 98.6%
(Cost $2,465,349)		2,722,819

CASH AND OTHER ASSETS LESS LIABILITIES – 1.4%		37,810

NET ASSETS – 100.0%		$2,760,629

SECURITIES SOLD SHORT
COMMON STOCKS – 8.5%
Diversified Investment Companies – 7.5%
Closed-End Funds - 2.4%
Morgan Stanley China A Share Fund	2,100	$66,486

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II (continued)
Royce Global Select Fund

	SHARES	VALUE
Diversified Investment Companies (continued)
Exchange Traded Funds - 5.1%
iShares MSCI Emerging Markets Index Fund	1,500	$48,345
iShares MSCI Hong Kong Index Fund	3,500	48,090
Ultra S&P500 ProShares	1,700	44,438

		140,873

Total (Proceeds $204,511)		207,359

Financial Services – 1.0%
Investment Management - 1.0%
Ameriprise Financial	1,100	26,697

Total (Proceeds $28,585)		26,697

TOTAL SECURITIES SOLD SHORT
(Proceeds $233,096)		$234,056

	SHARES	VALUE
COMMON STOCKS – 84.6%

Australia – 2.7%
Sims Metal Management ADR	9,000	$185,580

Total (Cost $104,790)		185,580

Austria – 4.5%
Mayr-Melnhof Karton	2,300	194,005
Semperit AG Holding	4,500	120,330

Total (Cost $321,185)		314,335

Belgium – 2.4%
Sipef	3,500	167,810

Total (Cost $181,993)		167,810

Canada – 15.1%
Agnico-Eagle Mines	1,800	94,464
Ensign Energy Services	7,100	103,770
Ivanhoe Mines [a]	19,000	106,400
Major Drilling Group International	8,000	125,590
Pan American Silver [a]	7,000	128,310
Pason Systems	10,000	80,557
Red Back Mining [a]	4,500	39,230
Silver Standard Resources [a]	4,000	75,000
Sprott	40,000	104,888
Tesco Corporation [a]	10,000	79,400
Trican Well Service	14,000	120,603

Total (Cost $1,216,433)		1,058,212

Cayman Islands – 1.7%
Endeavour Financial	100,000	120,363

Total (Cost $337,761)		120,363

Denmark – 1.6%
H Lundbeck	6,000	114,293

Total (Cost $117,369)		114,293

Finland – 1.0%
Vaisala Cl. A	2,000	70,711

Total (Cost $97,544)		70,711

France – 4.5%
†Alten [a]	5,000	83,693
Beneteau	8,000	87,087
†Boiron	4,500	146,776

Total (Cost $316,659)		317,556

Germany – 7.7%
†Carl Zeiss Meditec	13,100	183,764
Pfeiffer Vacuum Technology	2,700	198,096
Rational	1,350	155,733

Total (Cost $506,322)		537,593

22 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Hong Kong – 1.6%
†China Green (Holdings)	38,000	$39,874
†Value Partners Group [a]	160,000	69,827

Total (Cost $110,197)		109,701

Italy – 2.6%
Landi Renzo	23,500	106,424
†Recordati	12,000	74,307

Total (Cost $168,114)		180,731

Jersey – 1.7%
Randgold Resources ADR	1,900	121,923

Total (Cost $93,992)		121,923

Mexico – 4.3%
†Fresnillo	17,500	150,948
Industrias Bachoco ADR	7,100	151,230

Total (Cost $276,851)		302,178

Papua New Guinea – 1.2%
†Lihir Gold [a]	36,200	84,331

Total (Cost $87,028)		84,331

South Africa – 5.3%
†Aquarius Platinum [a]	20,000	76,803
†Discovery Holdings	29,000	97,331
Lewis Group	12,500	78,328
Northam Platinum	30,000	116,973

Total (Cost $382,532)		369,435

Switzerland – 1.1%
†Partners Group Holding	800	77,739

Total (Cost $72,136)		77,739

United Arab Emirates – 1.4%
Lamprell	50,000	94,542

Total (Cost $94,935)		94,542

United Kingdom – 4.8%
†Ashmore Group	25,000	77,845
Burberry Group	7,000	48,862
†Spirax-Sarco Engineering	15,000	208,803

Total (Cost $298,291)		335,510

United States – 19.4%
Endo Pharmaceuticals Holdings [a]	3,500	62,720
Gardner Denver [a]	5,000	125,850
†GrafTech International [a]	7,500	84,825
Intrepid Potash [a]	5,500	154,440
Knight Capital Group Cl. A [a]	10,200	173,910
MKS Instruments [a]	7,000	92,330
Schnitzer Steel Industries Cl. A	2,500	132,150
†Terra Industries	2,000	48,440
	SHARES	VALUE
United States (continued)
UltraShort 20+ Year Treasury ProShares [a]	2,600	$132,392
UltraShort Consumer Services ProShares [a]	1,000	63,250
†UltraShort Health Care ProShares [a]	600	30,510
UltraShort Industrials ProShares [a]	1,200	52,164
UltraShort Real Estate ProShares [a]	1,400	27,552
†UltraShort Utilities ProShares	800	26,040
Unit Corporation [a]	5,500	151,635

Total (Cost $1,515,583)		1,358,208

TOTAL COMMON STOCKS
(Cost $6,299,715)		5,920,751

PREFERRED STOCK – 2.5%
Brazil – 2.5%
Duratex
(Cost $224,287)	15,800	175,054

REPURCHASE AGREEMENT – 10.5%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $731,000 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $751,026)
(Cost $731,000)		731,000

TOTAL INVESTMENTS – 97.6%
(Cost $7,255,002)		6,826,805

CASH AND OTHER ASSETS LESS LIABILITIES – 2.4%		169,496

NET ASSETS – 100.0%		$6,996,301

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce SMid-Cap Select Fund

	SHARES	VALUE
COMMON STOCKS – 64.1%

Consumer Products – 4.0%
Apparel, Shoes and Accessories - 1.5%
†Coach	200	$5,376
Gildan Activewear [a]	500	7,400
Polo Ralph Lauren	45	2,409

		15,185

Food/Beverage/Tobacco - 2.5%
†Campbell Soup	200	5,884
†Molson Coors Brewing Cl. B	200	8,466
†Nestle	260	9,781

		24,131

Total (Cost $34,334)		39,316

Diversified Investment Companies – 1.6%
Exchange Traded Funds - 1.6%
†iShares FTSE/Xinhua China 25 Index Fund	140	5,372
†UltraShort 20+ Year Treasury ProShares [a]	200	10,184

Total (Cost $15,056)		15,556

Financial Intermediaries – 7.7%
Insurance - 5.0%
†HCC Insurance Holdings	440	10,564
†Marsh & McLennan Companies	100	2,013
†PartnerRe	100	6,495
Wesco Financial [b]	100	29,100

		48,172

Securities Brokers - 2.7%
†Knight Capital Group Cl. A [a]	700	11,935
†TD AmeriTrade Holding Corporation [a]	825	14,471

		26,406

Total (Cost $69,838)		74,578

Financial Services – 4.5%
Insurance Brokers - 1.0%
Brown & Brown	500	9,965

Investment Management - 1.9%
†Invesco	1,000	17,820

Specialty Finance - 1.6%
GATX Corporation	600	15,432

Total (Cost $41,032)		43,217

Health – 2.8%
Drugs and Biotech - 1.8%
Endo Pharmaceuticals Holdings [a]	400	7,168
†Life Technologies [a]	250	10,430

		17,598

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 1.0%
Dentsply International	330	$10,072

Total (Cost $23,671)		27,670

Industrial Products – 12.0%
Automotive - 0.3%
Autoliv	100	2,877

Construction Materials - 0.5%
Owens Corning [a]	400	5,112

Industrial Components - 4.8%
†Amphenol Corporation Cl. A	200	6,328
Hubbell Cl. B	740	23,724
PerkinElmer	950	16,530

		46,582

Metal Fabrication and Distribution - 1.2%
Steel Dynamics	800	11,784

Paper and Packaging - 1.4%
AptarGroup	100	3,377
Greif Cl. A	220	9,729

		13,106

Specialty Chemicals and Materials - 3.8%
†Airgas	65	2,635
†Lubrizol Corporation (The)	540	25,547
†Olin Corporation	700	8,323

		36,505

Total (Cost $110,416)		115,966

Industrial Services – 8.8%
Advertising and Publishing - 1.8%
†Omnicom Group	550	17,369

Commercial Services - 3.0%
Copart [a]	305	10,575
†Hewitt Associates Cl. A [a]	150	4,467
†UniFirst Corporation	200	7,434
†Watson Wyatt Worldwide Cl. A	170	6,380

		28,856

Food, Tobacco and Agriculture - 1.1%
†Corn Products International	200	5,358
Hormel Foods	150	5,181

		10,539

Industrial Distribution - 1.2%
Pool Corporation	100	1,656
†Russel Metals	800	10,358

		12,014

Transportation and Logistics - 1.1%
Landstar System	300	10,773

Other Industrial Services - 0.6%
†Sino-Forest Corporation [a]	500	5,330

Total (Cost $83,113)		84,881

24 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Natural Resources – 4.8%
Energy Services - 3.8%
†ENSCO International	460	$16,040
Oil States International [a]	80	1,937
Unit Corporation [a]	700	19,299

		37,276

Real Estate - 1.0%
St. Joe Company (The) [a]	350	9,272

Total (Cost $49,780)		46,548

Technology – 13.2%
Aerospace and Defense - 3.9%
Alliant Techsystems [a]	208	17,131
Hexcel Corporation [a]	300	2,859
†Orbital Sciences [a]	500	7,585
Teledyne Technologies [a]	300	9,825

		37,400

Components and Systems - 3.9%
†Diebold	300	7,908
Intermec [a]	600	7,740
Plexus Corporation [a]	660	13,503
Thomas & Betts [a]	300	8,658

		37,809

Distribution - 0.4%
Arrow Electronics [a,b]	200	4,248

IT Services - 0.7%
SRA International Cl. A [a]	400	7,024

Semiconductors and Equipment - 1.9%
Analog Devices	400	9,912
Varian [a]	220	8,675

		18,587

Software - 1.4%
†Autodesk [a]	300	5,694
National Instruments	340	7,670

		13,364

Telecommunications - 1.0%
Comtech Telecommunications [a]	300	9,564

Total (Cost $124,424)		127,996

	SHARES	VALUE
Utilities – 2.3%
EQT Corporation	100	$3,491
UGI Corporation [b]	600	15,294
Wisconsin Energy	80	3,257

Total (Cost $20,091)		22,042

Miscellaneous[c] – 2.4%
Total (Cost $23,443)		23,222

TOTAL COMMON STOCKS
(Cost $595,198)		620,992

REPURCHASE AGREEMENT – 36.8%
State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $357,000 (collateralized by obligations of various U.S. Government Agencies, due 7/2/09, valued at $370,000)
(Cost $357,000)		357,000

TOTAL INVESTMENTS – 100.9%
(Cost $952,198)		977,992

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%		(8,601)

NET ASSETS – 100.0%		$969,391

SECURITIES SOLD SHORT
COMMON STOCKS – 1.7%
Consumer Products – 1.3%
Food/Beverage/Tobacco - 0.6%
Dean Foods	300	$5,757

Household Products/Wares - 0.7%
Scotts Miracle-Gro Cl. A	200	7,010

Total (Proceeds $12,280)		12,767

Financial Intermediaries – 0.4%
Real Estate Investment Trusts - 0.4%
Tanger Factory Outlet Centers	100	3,243

Total (Proceeds $2,506)		3,243

TOTAL SECURITIES SOLD SHORT
(Proceeds $14,786)		$16,010

†	New additions in 2009.
[a]	Non-income producing.
[b]	All or a portion of these securities have been segregated as collateral for short sales.
[c]	Includes securities first acquired in 2009 and less than 1% of net assets.
Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2009 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 25

Statements of Assets and Liabilities	June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund
ASSETS:
Investments at value*	$18,778,057	$2,339,819	$6,095,805	$620,992
Repurchase agreements (at cost and value)	2,548,000	383,000	731,000	357,000
Deposits with brokers for securities sold short	191,314	233,126	–	20,390
Cash and foreign currency	345	8	639	876
Receivable for investments sold	431,088	10,508	113,302	6,383
Receivable for capital shares sold	73,852	65,000	50,000	–
Receivable for dividends and interest	11,893	692	5,555	699

Total Assets	22,034,549	3,032,153	6,996,301	1,006,340

LIABILITIES:
Securities sold short, at fair value**	184,452	234,056	–	16,010
Payable for investments purchased	217,976	37,468	–	20,931
Payable for dividends and interest	–	–	–	8

Total Liabilities	402,428	271,524	–	36,949

Net Assets	$21,632,121	$2,760,629	$6,996,301	$969,391

ANALYSIS OF NET ASSETS:
Paid-in capital	$20,798,310	$3,143,141	$8,481,505	$1,181,469
Undistributed net investment income (loss)	273,529	13,032	68,253	6,120
Accumulated net realized gain (loss) on investments and foreign currency	(932,322)	(652,055)	(1,125,182)	(242,768)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,492,604	256,511	(428,275)	24,570

Net Assets	$21,632,121	$2,760,629	$6,996,301	$969,391

Investment Class	$21,632,121	$2,760,629	$6,996,301	$969,391

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Investment Class	1,525,293	295,443	603,365	126,337

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) Investment Class(1)	$14.18	$9.34	$11.60	$7.67

* Investments at identified cost	$17,291,285	$2,082,349	$6,524,002	$595,198
** Proceeds of short sales	190,485	233,096	–	14,786
Aggregate value of segregated securities	183,767	218,852	–	35,175

(1) Offering and redemption price per share; shares redeemed within 365 days of purchase are subject to a 2% redemption fee, payable to the Fund.

26 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II

	Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$122,746	$244,281	$10,259	$20,448
Net realized gain (loss) on investments and foreign currency	(298,842)	(610,150)	(25,565)	(581,320)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	2,482,032	(5,074,509)	635,388	(260,492)

Net increase (decrease) in net assets from investment operations	2,305,936	(5,440,378)	620,082	(821,364)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(208,075)	–	(19,301)
Net realized gain on investments and foreign currency
Investment Class	–	(930,340)	–	–

Total distributions	–	(1,138,415)	–	(19,301)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	3,085,848	2,614,403	442,328	138,819
Distributions reinvested
Investment Class	–	1,084,902	–	18,966
Value of shares redeemed
Investment Class	(1,240,360)	(2,876,175)	–	(34,436)
Shareholder redemption fees
Investment Class	1,018	634	–	–

Net increase (decrease) in net assets from capital share transactions	1,846,506	823,764	442,328	123,349

NET INCREASE (DECREASE) IN NET ASSETS	4,152,442	(5,755,029)	1,062,410	(717,316)
NET ASSETS:
Beginning of period	17,479,679	23,234,708	1,698,219	2,415,535

End of period	$21,632,121	$17,479,679	$2,760,629	$1,698,219

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$273,529	$150,783	$13,032	$2,773

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 27

Statements of Changes in Net Assets

	Royce Global Select Fund		Royce SMid-Cap Select Fund

	Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$70,947	$117,717	$4,961	$16,025
Net realized gain (loss) on investments and foreign currency	(610,107)	(508,080)	3,510	(246,055)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	1,650,033	(2,398,755)	34,818	(24,828)

Net increase (decrease) in net assets from investment operations	1,110,873	(2,789,118)	43,289	(254,858)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(14,831)
Net realized gain on investments and foreign currency
Investment Class	–	(54,488)	–	(2,748)

Total distributions	–	(54,488)	–	(17,579)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	338,490	3,592,041	8,750	567,000
Distributions reinvested
Investment Class	–	52,566	–	17,579
Value of shares redeemed
Investment Class	(507,058)	(543,817)	–	(726,258)
Shareholder redemption fees
Investment Class	4,875	6,311	–	12,273

Net increase (decrease) in net assets from capital share transactions	(163,693)	3,107,101	8,750	(129,406)

NET INCREASE (DECREASE) IN NET ASSETS	947,180	263,495	52,039	(401,843)
NET ASSETS:
Beginning of period	6,049,121	5,785,626	917,352	1,319,195

End of period	$6,996,301	$6,049,121	$969,391	$917,352

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$68,253	$(2,694)	$6,120	$1,159

28 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2009 (unaudited)

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$121,851	$14,706	$70,521	$5,002
Interest	931	82	426	156

Total income	122,782	14,788	70,947	5,158

Expenses:
Dividends on securities sold short	–	1,959	–	154
Interest expense	36	2,570	–	43

Total expenses	36	4,529	–	197

Net investment income (loss)	122,746	10,259	70,947	4,961

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(299,195)	(25,623)	(615,196)	3,387
Foreign currency transactions	353	58	5,089	123
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	2,482,299	635,388	1,650,028	34,818
Other assets and liabilities denominated in foreign currency	(267)	–	5	–

Net realized and unrealized gain (loss) on investments and foreign
currency	2,183,190	609,823	1,039,926	38,328

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$2,305,936	$620,082	$1,110,873	$43,289

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Semiannual Report to Shareholders | 29

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions								Ratio of Net
	Net Asset	Net	Unrealized Gain		Distributions	from Net								Investment
	Value,	Investment	(Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset		Net Assets,	Ratio of Expenses		Income (Loss) to	Portfolio
	Beginning of	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of	Total	End of Period	to Average Net		Average Net	Turnover
	Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Return	(in thousands)	Assets		Assets	Rate

Royce Select Fund I
†2009	$12.59	$0.09	$1.50	$1.59	$–	$–	$–	$–	$14.18	12.63%	$21,632	0.00	%*	0.68%*	52%
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	(0.87)	–	12.59	(25.91)	17,480	0.08		1.25	116
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70	23,235	2.09		(0.20)	77
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02	23,420	2.18		(0.46)	45
2005(a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87	25,545	1.67		(0.22)	83
2004(a)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08	24,917	2.45		(1.54)	53

Royce Select Fund II (b)
†2009	$7.02	$0.04	$2.28	$2.32	$–	$–	$–	$–	$9.34	33.05%*	$2,761	0.23	%*	0.51%*	61%
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	(0.08)	–	7.02	(33.37)	1,698	0.24		0.98	268
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)	2,416	1.01		(0.15)	393
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76	1,768	2.99		(1.70)	443
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10 *	819	1.12	*	(0.64)*	239

Royce Global Select Fund (b)
†2009	$9.76	$0.12	$1.71	$1.83	$–	$–	$–	$0.01	$11.60	18.85%	$6,996	0.00	%*	1.12%*	45%
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	(0.09)	0.01	9.76	(34.39)	6,049	0.50		1.75	41
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16	5,786	2.40		(0.56)	75
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40	1,599	2.40		(0.57)	50
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70 *	547	2.45	*	(1.84)*	22

Royce SMid-Cap Select Fund (c)
†2009	$7.33	$0.04	$0.30	$0.34	$–	$–	$–	$–	$7.67	4.64%	$969	0.02	%*	0.54%*	314%
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	(0.14)	0.10	7.33	(25.53)	917	0.28		1.48	764
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56 *	1,319	0.48	*	0.11 *	47

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
(c)	The Fund commenced operations on September 28, 2007.
*	Not annualized.
†	Six months ended June 30, 2009 (unaudited).

30 | The Royce Funds 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund (the “Fund” or “Funds”), are four series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through August 13, 2009, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Equities	$17,371,318	$1,406,739	$ –	$18,778,057
Cash equivalents	–	2,548,000	–	2,548,000
Royce Select Fund II
Equities	1,859,548	480,271	–	2,339,819
Cash equivalents	–	383,000	–	383,000
Royce Global Select Fund
Equities	2,300,515	3,795,290	–	6,095,805
Cash equivalents	–	731,000	–	731,000
Royce SMid-Cap Select Fund
Equities	595,522	25,470	–	620,992
Cash equivalents	–	357,000	–	357,000

Short positions:
	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Equities	$(184,452)	$ –	$ –	$(184,452)
Royce Select Fund II
Equities	(234,056)	–	–	(234,056)
Royce SMid-Cap Select Fund
Equities	(16,010)	–	–	(16,010)

Repurchase Agreements:

     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held

The Royce Funds 2009 Semiannual Report to Shareholders | 31

Notes to Financial Statements (unaudited) (continued)

until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds generally incur only performance fees, dividends on securities sold short and interest charges as expenses. See the “Investment Adviser” section of these notes.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2009.

Capital Share Transactions (in shares):

			Shares issued for reinvestment				Net increase (decrease) in
	Shares sold		of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended	6/30/09	Period ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08

Royce Select Fund I
Investment Class	232,019	204,530	–	88,275	(94,971)	(181,220)	137,048	111,585

Royce Select Fund II
Investment Class	53,663	16,487	–	2,777	–	(4,095)	53,663	15,169

Royce Global Select Fund
Investment Class	31,680	274,956	–	5,510	(48,283)	(45,838)	(16,603)	234,628

Royce SMid-Cap Select Fund
Investment Class	1,208	62,534	–	2,458	–	(71,274)	1,208	(6,282)

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued.

32 | The Royce Funds 2009 Semiannual Report to Shareholders

However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the period ended June 30, 2009, the Funds did not accrue or pay any performance fees.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$10,171,401	$8,206,023	$190,485	$–
Royce Select Fund II	927,405	858,595	233,096	104,738
Royce Global Select Fund	2,465,731	2,576,122	–	–
Royce SMid-Cap Select Fund	1,885,052	2,071,294	32,969	44,228

Tax Information:
     At June 30, 2009, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$19,807,124	$1,334,481	$2,363,439	$1,028,958
Royce Select Fund II	2,249,257	239,506	457,768	218,262
Royce Global Select Fund	7,299,840	(473,035)	515,775	988,810
Royce SMid-Cap Select Fund	945,369	16,613	43,288	26,675

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2009 Semiannual Report to Shareholders | 33

Understanding Your Funds Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire six-month period ended June 30, 2009.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2009 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	1/1/09	6/30/09	Period(1)	Ratio(1),(2)	1/1/09	6/30/09	Period(3)	Ratio(4)
Investment Class
Royce Select Fund I	$1,000.00	$1,126.29	$0.00	0.00%	$1,000.00	$1,018.49	$6.36	0.63%
Royce Select Fund II	1,000.00	1,330.48	1.33	0.23%	1,000.00	1,018.49	6.36	0.63%
Royce Global Select Fund	1,000.00	1,188.52	0.00	0.00%	1,000.00	1,018.49	6.36	0.63%
Royce SMid-Cap
Select Fund	1,000.00	1,046.38	0.10	0.02%	1,000.00	1,018.49	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(4)
Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short and interest expense.

34 | The Royce Funds 2009 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2009, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2009 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East (is designed to measure the equity market performance of developed markets excluding the United States and Canada. The Morgan Stanley Capital International (MSCI) World Small Core Index is an unmanaged index of global small-cap stocks. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Funds invest primarily in limited number of stocks which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these stocks would cause a Fund’s overall value to decline to a greater degree. The Funds invest in mid-, small- and/or micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the respective prospectus). Royce Select Fund I (up to 10%), Royce Select Fund II and Royce SMid-Cap Select (each up to 25%) and Royce Global Select Fund (up to 100%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each ofThe Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds ’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2009 Semiannual Report to Shareholders | 35

Board Approval of Investment Advisory Agreements

At meetings held on June 10-11, 2009, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Select Fund I (“RS1”), Royce Select Fund II (“RS2”), Royce Global Select Fund (“RGS”) and Royce SMid-Cap Select Fund (“RSS”) (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category” (investment performance comparisons were not provided for RSS due to its limited operating history (less than two years of performance history)), information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research and brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that the Funds’ “all inclusive” management fee included the provision of administrative services by R&A. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three and five years. RS1 fell in the 1st quartile within its Morningstar category for the three-, five- and ten-year periods ended December 31, 2008 and RS2 and RGS each fell in the 1st quartile for the three-year period ended December 31, 2008 (due to limited operating history of RSS (less than two years of performance history) rankings were not available for these periods). In addition to RS1’s, RS2’s and RGS’s risk adjusted performance, the trustees also reviewed the Funds’ absolute total returns and down-market performance. Because of RSS’s limited operating history, the Board placed less emphasis on its performance but noted that RSS fell in the 1st Quartile within its Morningstar category for the one-year period ended December 31, 2008 with respect to both its risk-adjusted performance and absolute total return.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that RS1’s, RS2’s, RGS’s and RSS’s performance, supported the renewal of each Fund’s Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. It was noted that the Fund’s each pay R&A an “all -inclusive” management fee equal to 12.5% of each Fund’s pre-high watermarked total return and that R&A is responsible for paying most other ordinary operating expenses of the Funds. As part of their analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees

36 | The Royce Funds 2009 Semiannual Report to Shareholders

considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted the Funds charge an all-inclusive performance fee. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The trustees noted that due to the unique nature of their expense structure, direct comparisons of the Funds to other funds were not helpful. The Funds pay an all-inclusive management fee equal to 12.5% of their pre-fee total return, measured using a high watermark test.
     The trustees also considered fees charged by R&A to institutional and other clients and noted that due to the unique nature of the Funds’ expense structure, direct comparisons to these other accounts were not helpful.
     The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2009 Semiannual Report to Shareholders

Wealth Of Experience
With approximately $22 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same smaller-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $82 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

745 Fifth Avenue | New York, NY 10151 | P(800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies	Fund Materials and	Fund Materials and	Transactions and	24-Hour Automated
and Prospectus Inquiries	Performance Updates	Performance Updates	Account Inquiries	Telephone Service
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 841-1180	(800) 78-ROYCE (787-6923)

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: September 3, 2009	Date: September 3, 2009